UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-08333

Nuveen Investment Trust II

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: July 31

Date of reporting period: July 31, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Mutual Funds

Nuveen Equity Funds

For investors seeking the potential for long-term capital appreciation.

Annual Report

July 31, 2012

Share Class / Ticker Symbol

Fund Name	Class A	Class B	Class C	Class R3	Class I
Nuveen Santa Barbara Dividend Growth Fund	NSBAX	NSBBX	NSBCX	NBDRX	NSBRX
Nuveen Santa Barbara Global Dividend Growth Fund	NUGAX	—	NUGCX	NUGRX	NUGIX
Nuveen Santa Barbara Global Growth Fund	NGGAX	—	NGGCX	NGGRX	NGWIX
Nuveen Santa Barbara Growth Fund	NSAGX	—	NSRCX	NBGRX	NSRGX
Nuveen Santa Barbara International Growth Fund	NBQAX	—	NBQCX	NBQBX	NBQIX

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Chairman’s

Letter to Shareholders

Dear Shareholders,

Investors have many reasons to remain cautious. The challenges in the Euro area are casting a shadow over global economies and financial markets. The political support for addressing fiscal issues is eroding as the economic and social impacts become more visible. At the same time, member nations appear unwilling to provide adequate financial support or to surrender sufficient sovereignty to strengthen the banks or unify the Euro area financial system. The gains made in reducing deficits, and the hard-won progress on winning popular acceptance of the need for economic austerity, are at risk. To their credit, European political leaders press on to find compromise solutions, but there is increasing concern that time will begin to run out.

In the U.S., strong corporate earnings have enabled the equity markets to withstand much of the downward pressures coming from weakening job creation, slower economic growth and political uncertainty. The Fed remains committed to low interest rates and announced on September 13, 2012 (after the close of this reporting period) another program of quantitative easing (QE3) to continue until mid-2015. Pre-election maneuvering has added to the already highly partisan atmosphere in Congress. The end of the Bush-era tax cuts and implementation of the spending restrictions of the Budget Control Act of 2011, both scheduled to take place at year-end, loom closer.

During the last year, U.S. based investors have experienced a sharp decline and a strong recovery in the equity markets. The experienced investment teams at Nuveen keep their eye on a longer time horizon and use their practiced investment disciplines to negotiate through market peaks and valleys to achieve long-term goals for investors. Experienced professionals pursue investments that will weather short-term volatility and at the same time, seek opportunities that are created by markets that overreact to negative developments. Monitoring this process is an important consideration for the Fund Board as it oversees your Nuveen Fund on your behalf.

As always, I encourage you to contact your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner

Chairman of the Board

September 21, 2012

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Portfolio Managers’ Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

The Nuveen Santa Barbara Dividend Growth Fund, Nuveen Santa Barbara Global Dividend Growth Fund, Nuveen Santa Barbara Global Growth Fund, Nuveen Santa Barbara Growth Fund and Nuveen Santa Barbara International Growth Fund are managed by Santa Barbara Asset Management, LLC (SBAM), an affiliate of Nuveen Investments.

James Boothe, CFA, serves as portfolio manager for the Dividend Growth and Global Dividend Growth Funds. Michael Mayfield, Santa Barbara’s president and chief executive officer, Nancy Crouse, CFA and James Boothe, CFA, co-manage the Growth Fund. Tracy Stouffer, CFA, serves as portfolio manager for the International Growth Fund. Tracy and Nancy co-manage the Global Growth Fund.

Here the teams talk about the U.S. economic and equity market conditions, their key investment strategies and the performance of the Funds for the twelve-month period ended July 31, 2012.

What factors affected the U.S. economic and equity market environments during the twelve-month reporting period ended July 31, 2012?

During the reporting period, the U.S. economy’s progress toward recovery from recession remained sluggish. The Federal Reserve (Fed) maintained its efforts to improve the overall economic environment by continuing to hold the benchmark Fed Funds rate at the record low level of zero to 0.25% that it had established in December 2008. At its September 2012 meeting, the central bank affirmed its opinion that economic conditions would likely warrant keeping the rate at “exceptionally low levels” through mid-2015. The Fed also announced that it would extend its so-called Operation Twist program, whereby it is lengthening the average maturity of its holdings of U.S. Treasury securities, through the end of December 2012. The goals of this program are to lower longer-term interest rates, make broader financial conditions more accommodating, support a stronger economic recovery and help ensure that inflation remains at levels consistent with the Fed’s mandates of maximum employment and price stability.

In the second quarter of 2012, the U.S. economy slowed to an annualized growth rate of 1.5%, according to initial estimates for U.S. gross domestic product (GDP). While this marked the twelfth consecutive quarter of positive growth, it was also a significant slowdown from the previous few quarters. The Consumer Price Index (CPI) rose 1.4% year-over-year as of July 2012, lower than the June figure of 1.7%, which was the lowest twelve-month rate of change since November 2010. Core CPI (which excludes food and energy) increased 2.1% during the period, remaining above the Fed’s unofficial objective of 2.0% or lower for this inflation measure. However, the number was slightly below the 2.2% figure reported in June. Labor market conditions continued to be slow to improve,

Nuveen Investments	5

with the national unemployment rate registering 8.3% in July 2012. While this figure was down from 9.1% one year ago, the rate was a slight uptick from June 2012. The housing market remained the major weak spot in the economy, beleaguered by a high level of distressed properties and difficult credit conditions. For the twelve months ended June 2012 (the most recent data available at the time this report was prepared), the average home price in the Standard & Poor’s (S&P)/ Case-Shiller Index of 20 major metropolitan areas rose 0.5%, marking the second consecutive month prices rose. In addition, the U.S. economic picture continued to be clouded by concerns about the European debt crisis and global financial markets in general and efforts to reduce the U.S. federal deficit.

The U.S. equity market appreciated during the reporting period notwithstanding increased concerns regarding global economic growth and a sovereign debt crisis in Europe that have plagued stocks more recently. The best performing sectors in the Russell 1000® Growth Index for the year were technology, consumer discretionary, consumer staples and health care. The worst performing sectors were energy and materials & processing. Energy stocks performed poorly mostly due to extremely weak natural gas prices, concern that high gasoline prices globally were placing a strain on economic growth, and worries over whether China could maintain a sufficient economic growth rate to drive continued demand growth (an issue for commodities generally).

During the reporting period, global equity markets experienced periods of extreme volatility. The coordinated move by central banks provided a psychological boost in equity markets, but the impact proved to be short lived. Global markets rebounded in the first quarter of 2012, as there were positive returns in broad indices. The U.S. financial sector notably retracted first quarter gains, with major banks suffering from Eurozone headwinds via capital markets operations. Energy companies also broadly traded lower, as investors extrapolated extended soft cyclical demand indefinitely into the future. U.S. treasuries and the U.S. dollar displayed resilience, since investors continue to flock to these perceived safe havens.

How did the Funds perform during the twelve-month period ended July 31, 2012?

The tables in the Fund Performance and Expense Ratios section of this report provide Class A Share total returns for the Funds for the one-year, five-year and since inception periods ended July 31, 2012. Each Fund’s Class A Share total returns at net asset value (NAV) are compared with the performance of a corresponding market index and Lipper classification average. A more detailed account of each Fund’s performance is provided later in this report.

What strategies were used to manage the Funds during the reporting period? How did these strategies influence performance?

Nuveen Santa Barbara Dividend Growth Fund

The Fund’s Class A Shares at net asset value (NAV) for the Nuveen Santa Barbara Dividend Growth Fund outperformed both the S&P 500® Index and its Lipper classification average for the twelve-month period ended July 31, 2012.

6	Nuveen Investments

Santa Barbara’s investment philosophy for this Fund is to provide the opportunity for an attractive total return comprised of dividends and long-term capital appreciation by focusing on mid- to large-capitalization companies that have the potential for high dividend income and dividend growth. The portfolio is structured with three key elements in mind: 1) a target dividend yield higher than that of the S&P 500® Index, 2) lower volatility than the S&P 500® Index, and 3) a focus on companies growing their dividends.

The security selection process is based on bottom-up fundamental analysis. Initially, companies are screened based on their dividend yields to identify potential candidates for investment. The fundamental research is then geared to identify those companies that appear positioned to grow their dividends over time. We strive to balance the portfolio across different sector and industry groups. However, due to the overarching focus on dividend paying securities, it is common for the portfolio to have the greatest exposure to industries with traditionally higher dividend yields, such as utilities, financials and energy.

The primary factor that contributed to the Fund’s performance was stock selection. Stock selection was strongest in the energy, health care, consumer staples and consumer discretionary sectors. Specifically, individual holdings that performed well during the period included Kinder Morgan, Inc., AT&T Inc. and Philip Morris International Inc. Kinder Morgan, a North American energy company, benefitted from the acquisition of El Paso, which is expected to increase the company’s line of stable, fee based revenues and generate cost synergies. Philip Morris International, the producer of Philip Morris cigarettes outside the United States and AT&T, a dominant telecommunication service provider in the U.S., benefited from similar trends of stable earnings growth and strong dividend yields in the context of an uncertain global economic backdrop.

During the reporting period, several holdings detracted from performance, including Thomson Reuters, an information services company. The company was weak due to deterioration in their end markets and significant management turnover potentially eroding the quality of the business. As a result, we sold the position before the end of the period. Caterpillar Inc., an industrial equipment manufacturer, reacted negatively to deteriorating global economic fundamentals. However, we have conviction in the quality of the company and feel that any pressure on their earnings will likely be temporary. Lastly, AFLAC Incorporated, a major insurance provider in Japan and the U.S., reacted negatively to investor concerns over exposure to European financial institutions and sovereigns in their investment portfolio. AFLAC announced that portfolio de-risking initiatives were completed in mid-2011, but retracted this statement in the latter half of the year as the conditions continued to deteriorate. As the European economy continues to weaken and the funding issues remain unresolved, we found the risks of AFLAC’s exposure difficult to quantify and sold the position in May of 2012.

We added Apple Inc. and Wells Fargo & Company during the reporting period. Apple designs, manufactures and markets personal computers, mobile communication devices, and portable digital music and video players. We view Apple as a secular growth story and are encouraged by their recent initiation of a dividend, the first since 1996. Based on calendar 2011 earnings per share, Apple is at a 33% payout ratio. Given their cash flow and the projected growth rate in their earnings, there appears to be a tremendous opportunity for growing return of capital to shareholders over time.

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Wells Fargo, the fourth largest bank in the U.S. measured by assets, received approval to increase their dividend from $0.12/quarter to $0.22/quarter. This increase shows the commitment of the bank to returning their dividend payout to more normalized levels post industry wide dividend cuts brought about by the financial crisis. With solid capital levels, a low payout ratio and a consistent ability to generate capital, we see substantial long-term growth prospects for their dividend.

Nuveen Santa Barbara Global Dividend Growth Fund

The Fund’s Class A Shares at net asset value (NAV) outperformed the MSCI World Index and its Lipper classification average for the period since inception through July 31, 2012.

The Fund’s portfolio focuses on global equity securities of companies that have potential for dividend income and dividend growth in an effort to provide an attractive total return comprised of dividends and long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in dividend-paying equity securities, which include preferred securities. Under normal market conditions, the Fund invests between 40% and 75% of its net assets in non-U.S. securities. Although the Fund will concentrate its investments in developed markets, it may invest up to 10% of its net assets in companies located in emerging market countries. The Fund may invest in small-, mid- and large-cap companies.

The Nuveen Santa Barbara Global Dividend Growth Fund looks to invest in global dividend paying companies. The Fund’s portfolio is structured with three key elements in mind; to maintain an aggregate dividend yield higher than that of the MSCI World Index; to seek lower volatility than the MSCI World Index; and lastly, to invest in companies with a track record of growing their dividends.

During the investment process we evaluated companies on the following merits; a sound business model, strong overall financial position, earnings growth, return on equity, quality of management, potential for dividend growth, market valuation and the commitment to return cash to shareholders. It is through this research that we identify each company’s ability to raise its dividend. We have reasoned that coupling growth with tax efficient dividend income lends stability to the typical investor’s overall portfolio. Lastly, it is important to note that this is not a dividend capture strategy. Those strategies tend to focus solely on income, which typically comes at the expense of capital appreciation.

For the abbreviated reporting period, we focused on investing the Fund’s portfolio in securities that met our investment philosophy.

Nuveen Santa Barbara Global Growth Fund

The Fund’s Class A Shares at net asset value (NAV) underperformed the MSCI World Index and its Lipper classification average for the twelve-month period ending July 31, 2012.

The Fund is designed to use a geographically, economically and demographically diversified strategy that seeks long-term capital appreciation by investing in non-U.S. and U.S. equity securities of varying market capitalizations. The strategy is based on secular themes and cyclical trends that the portfolio manager believes will have the potential to realize above market growth. It is our belief that, over time, well-managed growth companies will find their performance reflected in their stocks prices. As a result, our investment process centers on accurately assessing the longer-term prospects of a given

8	Nuveen Investments

business and industry. We look at a series of both quantitative and qualitative factors in a fundamental, bottom-up approach designed to narrow the universe of eligible securities to a manageable level before making final investment decisions. We also consider top down factors as we seek to identify growing companies in industries with positive longer-term secular trends. As part of the analysis, individual country factors are considered, including macroeconomic and political risk factors. Some of the factors that SBAM uses to identify potential investments include: above average earnings growth over the long-term; consistent earnings growth over the long term; earnings growth trends; proven management track records; position as industry leaders; and sustainable competitive advantages.

On a sector basis, our allocation in materials where we were underweight, outperformed and our allocation in financials where we were underweight also outperformed. On the negative side, our overweight in consumer discretionary combined with weak performance of specific holdings contributed to our underperformance versus the MSCI World Index. On a country basis the Philippines, France and Switzerland contributed favorably to attribution while the main detractors were our holdings in Brazil, Israel and Hong Kong.

Several individual positions contributed to performance, including Dollar General Corporation, which is an operator of discount retail chains in the United States. The company offers an investment opportunity that combines positive industry drivers of higher demand for low priced items with the company specific initiatives to grow revenues. Also contributing to performance was Hain Celestial Group, Inc., the leading organic food manufacturer in the U.S. While the traditional packaged food segment is struggling with declining volumes, Hain has been able to realize consistent and strong growth. The company is expanding geographically, has a well diversified customer base and owns a broad portfolio of categories that should continue to drive outperformance and market share gains. Lastly, Novo Nordisk is the global market leader for treatment of diabetes with a substantial share of the insulin market. The key growth driver for the company is the growing incidence of diabetes. Novo continues to offer more advanced insulins that provide value for the company on a sales and earnings basis.

Several positions detracted from performance, including Chow Tai Fook Jewelry Group Inc., the largest jewelry retailer in Greater China. The share price declined in response to a deceleration in same store sales growth in Hong Kong and China. Also detracting from performance was Coinstar, Inc. The company is absorbing the acquisition of the Blockbuster rental kiosk business from NCR. The company was subject to both confusion about the financial impact of the acquisition, as well as lingering concerns about DVD rental demand growth. We believe that the continued growth in the number of Redbox DVD kiosks will take market share from the rental DVD market. Also, the roll out of the new self-serve coffee kiosk and growth in consumer utilization of self-serve options for retail services may likely drive strong earnings growth. Lastly, Deckers Outdoor Corporation contributed to the Fund’s underperformance. The company designs, produces and markets footwear and accessories. We sold our position during the period due to our concerns about risks to management’s strategy as they grow their store base in the U.S. and develop distribution capabilities in China and Western Europe.

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We added several positions to the Fund during the reporting period. Kansas City Southern Railways (KCS) is a holding company with domestic and international rail operations in North America that are strategically focused on the growing north/south freight corridor connecting key commercial and industrial markets in the central U.S. with major industrial cities in Mexico. As the movement toward building new manufacturing capacity in Mexico unfolds, the company is well positioned with a dominant market share in north-south hauling capacity and continues to generate strong volume growth, especially in their cross border division. Techtronic Industries, the second largest power tool supplier in North America and the largest floor care appliance maker in the world, is a key beneficiary in the recovery in the property/renovation market in the U.S.

Lastly, LKQ Corporation, Inc. serves the automotive repair industry providing aftermarket parts for collision and mechanical repair. With the majority of their sales going to the collision repair market, the significant savings generated by using aftermarket parts rather than OEM (original equipment manufacturer) parts has led to sustained shift by insurance companies to encourage the use of aftermarket parts. LKQ is a consolidator in the supply segment as well and operates in the U.S., Canada and the U.K.

We sold several positions throughout the reporting period. Norfolk Southern Corporation was sold due to slowing growth as mild weather, high coal stockpiles and the continued shift toward natural gas consumption by utilities weakened volume growth for their most profitable commodity. Precision Drilling (Canada) was sold due to concerns over the possibility of declining day rates. In a recent publication it was mentioned that there were signs of weakening conviction regarding land rig day rates among industry participants. Another potential issue limiting our upside projection is the above average utilization rate, which opens the door for a drop in margins and lower stock price. Lastly, we sold our position in Li & Fung. After a close analysis of the company’s financial statements, we have come to the conclusion that Li & Fung will likely need additional capital to fund their growth which is driven by acquisitions. The company has also seen a slowdown in organic growth over the last few months, putting additional pressure on the company to make larger acquisitions.

Nuveen Santa Barbara Growth Fund

The Fund’s Class A Shares at net asset value (NAV) underperformed the Russell 1000® Growth Index, but outperformed its Lipper classification average during the twelve-month reporting period ended July 31, 2012.

In this Fund, we seek to invest primarily in companies that exhibit stable and consistent earnings growth, defendable competitive advantages, strong management and low dependence on capital markets. We believe that buying such companies at reasonable prices can provide above market returns over time. We do not engage in market timing and momentum-driven trading, instead we prefer to buy and hold companies that we believe can grow earnings and revenues throughout various business and market cycles.

During the reporting period, the primary reason the Fund underperformed the Russell 1000® Growth Index was negative stock selection, which was concentrated in a limited number of holdings, with Apple Inc. as the majority of that negative selection. We did not hold Apple during the full reporting period. Stock selection was negative in the health care,

10	Nuveen Investments

consumer staples and technology sectors. Stock selection generated positive contribution in the materials, financials and consumer discretionary sectors. Our underweight in consumer staples negatively impacted performance, but was offset by our energy exposure positively impacting the relative return, for a net neutral effect.

Several individual positions contributed to the Fund’s performance, including Ross Stores, Inc., one the largest off-price retailers in the U.S. The company performed well based on continued strong execution of their off price format and rising earnings expectations. Also positively contributing to performance was Visa Inc. The company performed well due to steadily rising expectations for earnings and an expanding valuation helped by strong payment volume, improved sentiment about their global position and greater clarity about the impact of debit reform legislation. Lastly, American Tower REIT Inc., a dominant operator of wireless and broadcast communication towers, performed very well during the period. American Tower’s stock achieved an outstanding rise during the twelve month period driven by strong income growth and rising estimates for future earnings growth. As growth in wireless data usage and 4G network build out continues around the globe, American Tower’s revenue stream will likely grow with high incremental margins as utilization and pricing increases for their towers, which are in Africa, India, Latin America and the U.S.

Several holdings detracted from performance. Deckers Outdoor Corporation, detracted from performance as the company faced decelerating top line growth and greater than expected gross margin pressure. While warmer weather did play a role in dampening sales of their signature boots, our concerns about management’s execution as seen in rising inventories and an aggressive store expansion plan led us to sell the stock. Lastly, Juniper Networks Inc. detracted from performance as weak spending levels by major telecom customers combined with a product transition at Juniper resulted in reduced expectations for earnings near term. Juniper provides the network infrastructure products needed to support the increase in volume driven by cloud computing and the mobile utilization of the internet.

We purchased several positions during the period, including Apple Inc. The company was added in May following a correction in the share price. The stock offers one of the highest expected returns within the technology sector based on our belief that continued penetration of iPad around the world, the next generation of iPhone due this fall and the sustained high profit levels derived from the closed architecture system will drive strong earnings growth. LKQ Corporation, Inc. was a new addition. It serves the automotive repair industry providing aftermarket parts for collision and mechanical repair. With the majority of their sales going to the collision repair market, the significant savings generated by using aftermarket parts rather than OEM (original equipment manufacturer) parts has led to sustained shift by insurance companies to encourage the use of aftermarket parts. LKQ is a consolidator in the supply segment and operates in the U.S., Canada and the U.K. Dollar General was added to the portfolio given our view that their expansion in store locations, increases in store productivity and gradually improving margins will sustain strong earnings growth. Smaller store formats in general and those which offer value pricing in particular are expected to have strong tail winds due to demographic and economic trends.

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We sold several positions throughout the reporting period. Norfolk Southern was sold during the period due to our increased concerns about the impact that mild weather and the ongoing conversion of North American utilities from coal to natural gas. Deckers was sold during the period due to our concerns about risks to management’s strategy as they grow their store base in the U.S. and develop distribution capabilities in China and Western Europe. Flir Systems Inc. was sold due to our expectation that they might face continued weak spending by government customers, largely defense related and that the commercial side of their business would not grow sufficiently to offset this.

Nuveen Santa Barbara International Growth Fund

The Fund’s Class A Shares at net asset value (NAV) underperformed both the MSCI EAFE Index and the Lipper classification average for the twelve-month period ending July 31, 2012.

The Fund is designed to use a geographically, economically and demographically diversified strategy that seeks long-term capital appreciation by investing in non-U.S. equity securities of varying market capitalizations. The strategy is based on secular themes and cyclical trends that the portfolio manager believes will have the potential to realize above market growth. It is our belief that, over time, well-managed growth companies will find their performance reflected in their stocks prices. As a result, our investment process centers on accurately assessing the longer-term prospects of a given business and industry. We look at a series of both quantitative and qualitative factors in a fundamental, bottom-up approach designed to narrow the universe of eligible securities to a manageable level before making final investment decisions. We also consider top down factors in an effort to identify growing companies in industries with positive longer-term secular trends. As part of the analysis, individual country factors are considered, including macroeconomic and political risk factors. Some of the factors that Santa Barbara uses to identify potential investments include: above average earnings growth over the long term; consistent earnings growth trends; proven management track records; position as industry leaders; and sustainable competitive advantages.

On a sector basis, our allocation in information technology where we are overweight and materials where we are underweight, contributed positively to performance. On the negative side, our overweight in consumer discretionary combined with weak performance of specific holdings detracted.

On a country basis the Philippines, France and Indonesia contributed favorably to performance while the main detractors were our holdings in the U.K., Switzerland and Australia.

During the reporting period several individual holdings performed well. Duerr AG is the global market leader for auto paint shops with 40% market share. The company is benefiting from both capacity expansion by OEMs (original equipment manufacturer) in emerging markets and refurbishing of plants in developed markets over the coming years. The company significantly improved its cost base during the financial crisis, reflected in improved margins. Order momentum remains strong, resulting in increased earnings estimates.

Dollarama Inc. is the leading dollar store in Canada. Currently maintaining 1,100 stores, we believe the dollar store industry in Canada can add 1,400-1,700 stores, providing a

12	Nuveen Investments

strong store expansion opportunity. The company can potentially drive growth via higher price points, store growth/market share gains as well as improved efficiency. Dollarama is a clear beneficiary of the “trade down” trends among consumers in a challenging economic environment.

Novo Nordisk is the global market leader for treatment of diabetes with a 49% share of the insulin market. The key growth driver for the company is the growing incidence of diabetes. Novo continues to offer more advanced insulins that provide higher prices and a value upgrade for the company on a sales and earnings basis.

Several positions negatively contributed to performance. Chow Tai Fook is the largest jewelry retailer in Greater China. The share price declined in response to a deceleration in same store sales growth in Hong Kong and China as well as a dilution of margins due to a drop in proportion of gem-set jewelry in the company’s product mix.

Also negatively impacting performance was Hoegh LNG. The company operates a fleet of liquid natural gas (LNG) transportation vessels and is one of only three suppliers of floating storage and regasification units (FSRUs), which is a key attraction of the investment case. FSRUs are the preferred solution for many LNG projects due to short lead times, flexibility and cost effectiveness. The weak share price is a reflection of weakness in the oil and gas markets and a short term need for financing.

Lastly, Barclays PLC (U.K.) is a global financial services company engaged in retail banking, credit cards, wholesale and investment banking and investment management services. The stock price declined sharply in the second quarter amid allegations related to the LIBOR rate-rigging scandal, the company’s financial director on an unrelated matter, and inappropriate accounting charger, as well as the reflecting uncertainty in the financial crises in Europe.

We added several positions, including Brunello Cucinelli, a luxury brand with a focus on cashmere based ready-to-wear made in Italy. This is one of the few companies that focuses on the apparel space and is gaining share in its affluent target market. The products are priced at the very top end of the luxury pyramid, do not use a logo and still has very limited exposure to emerging markets.

We also added Techtronic Industries. The company is the second largest power tool supplier in North America and the largest floor care appliance maker in the world. It is benefiting from the recovery in the property/renovation market in the U.S.

Lastly, we added Ace Hardware/Indonesia. Ace Hardware is Indonesia’s leading home improvement retailer, selling home improvement and lifestyle products. It targets affluent consumers in the middle to upper income bracket. As such, Ace offers direct exposure to the country’s fast-growing middle class.

We also sold several positions, including Precision Drilling (Canada), which was sold due to concerns over the possibility of declining day rates. Another potential issue limiting our upside projection is the above average utilization rate, which opens the door for a drop in margins and lower stock price. Li & Fung was sold. After a close analysis of the company’s financial statements, we have come to the assumption that Li & Fung will need additional capital to fund their growth through acquisitions. The company has also seen a slowdown

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in organic growth over the last few months, putting additional pressure on the company to make larger acquisitions. Lastly, Dainippon Screen Mfg. Co., Ltd. was sold. During the last company reporting period, it cut profit guidance because of securities valuation losses, LCD production impairment losses and deferred tax asset reversals. Although some of these items might be one off in nature, we are also concerned about the high weighting of foundry orders, which lowers overall company profitability. As a result, the position was sold.

Risk Considerations

Nuveen Santa Barbara Dividend Growth Fund

Mutual fund investing involves risk; principal loss is possible. Dividend-paying stocks, such as those held by the Fund, are subject to market risk, concentration or sector risk, preferred security risk, and common stock risk. Smaller company stocks are subject to greater volatility. Foreign investments involve additional risks including currency fluctuations, political and economic instability, and lack of liquidity.

Nuveen Santa Barbara Global Dividend Growth Fund

Mutual fund investing involves risk; principal loss is possible. Dividend-paying stocks, such as those held by the Fund, are subject to market risk, concentration or sector risk, preferred security risk, and equity securities risk. Small or mid-cap stocks are subject to greater volatility. Foreign investments involve additional risks including currency fluctuations, political and economic instability, and lack of liquidity. These risks are magnified in emerging markets.

Nuveen Santa Barbara Global Growth Fund

Mutual fund investing involves risk; principal loss is possible. Equity investments, such as those held by the Fund, are subject to market risk, derivatives risk, common stock risk, and smaller company risk. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets.

Nuveen Santa Barbara Growth Fund

Mutual fund investing involves risk; principal loss is possible. Equity investments, such as those held by the Fund, are subject to market risk. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. Small-cap stocks involve substantial risk and potential increased price volatility.

Nuveen Santa Barbara International Growth Fund

Mutual fund investing involves risk; principal loss is possible. Equity investments such as those held by the Fund, are subject to market risk, common stock risk, and smaller company risk. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets.

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Fund Performance and Expense Ratios

The Fund Performance and Expense Ratios for each Fund are shown on the following ten pages.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect a contractual agreement between certain Funds and the investment adviser to waive certain fees and expenses; see Notes to Financial Statements, Footnote 7 — Management Fees and Other Transactions with Affiliates for more information. In addition, returns may reflect a voluntary expense limitation by the Funds’ investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for the Funds’ Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect the Funds’ total operating expenses (before fee waivers or expense reimbursements, if any) as shown in the Funds’ most recent prospectus. The expense ratios include management fees and other fees and expenses.

Nuveen Investments	15

Fund Performance and Expense Ratios (continued)

Nuveen Santa Barbara Dividend Growth Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of July 31, 2012

	Average Annual
	1-Year	5-Year	Since Inception*
Class A Shares at NAV	10.16%	4.04%	6.42%
Class A Shares at maximum Offering Price	3.82%	2.82%	5.44%
S&P 500® Index**	9.13%	1.13%	3.18%
Lipper Equity Income Funds Classification Average**	7.80%	1.24%	3.56%

Class B Shares w/o CDSC	9.31%	3.25%	5.63%
Class B Shares w/CDSC	5.31%	3.07%	5.63%
Class C Shares	9.35%	3.26%	5.63%
Class R3 Shares	9.92%	3.79%	6.17%
Class I Shares	10.44%	4.30%	6.69%

Average Annual Total Returns as of June 30, 2012 (Most Recent Calendar Quarter)

	Average Annual
	1-Year	5-Year	Since Inception*
Class A Shares at NAV	4.70%	2.90%	6.06%
Class A Shares at maximum Offering Price	-1.31%	1.69%	5.06%
Class B Shares w/o CDSC	3.88%	2.13%	5.27%
Class B Shares w/CDSC	-0.12%	1.95%	5.27%
Class C Shares	3.92%	2.13%	5.27%
Class R3 Shares	4.42%	2.65%	5.81%
Class I Shares	4.92%	3.16%	6.32%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plan clients of financial intermediaries. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

Expense Ratios
Class A Shares	1.18%
Class B Shares	1.95%
Class C Shares	1.92%
Class R3 Shares	1.49%
Class I Shares	0.91%

*	Since inception returns for Class A, B, C and I Shares, and for the comparative index and Lipper classification average, are from 3/28/06. Class A, B, C and I Share returns are actual. Returns for Class R3 Shares are actual for the periods since class inception on 3/3/09; returns prior to class inception are Class I Share returns adjusted for differences in sales charges and expense, which are primarily differences in distribution and service fees.

**	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

16	Nuveen Investments

Growth of an Assumed $10,000 Investment as of July 31, 2012 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	17

Fund Performance and Expense Ratios (continued)

Nuveen Santa Barbara Global Dividend Growth Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of July 31, 2012

Cumulative
Since Inception*
Class A Shares at NAV	7.45%
Class A Shares at maximum Offering Price	1.27%
MSCI World Index**	5.80%
Lipper Global Large-Cap Growth Funds Classification Average**	5.09%

Class C Shares	7.35%
Class R3 Shares	7.40%
Class I Shares	7.50%

Average Annual Total Returns as of June 30, 2012 (Most Recent Calendar Quarter)

Cumulative
Since Inception*
Class A Shares at NAV	4.10%
Class A Shares at maximum Offering Price	-1.89%
Class C Shares	4.05%
Class R3 Shares	4.10%
Class I Shares	4.10%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plan clients of financial intermediaries. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

Expense Ratios
Class A Shares	1.43%
Class C Shares	2.18%
Class R3 Shares	1.68%
Class I Shares	1.18%

*	Returns less than one-year are cumulative. Since inception returns are from 06/11/12.

**	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

18	Nuveen Investments

Growth of an Assumed $10,000 Investment as of July 31, 2012 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	19

Fund Performance and Expense Ratios (continued)

Nuveen Santa Barbara Global Growth Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of July 31, 2012

	Average Annual
	1-Year	Since Inception*
Class A Shares at NAV	-8.43%	14.75%
Class A Shares at maximum Offering Price	-13.69%	12.69%
MSCI World Index**	-1.98%	13.74%
Lipper Global Multi-Cap Growth Funds Classification Average**	-7.17%	13.65%

Class C Shares	-9.10%	13.90%
Class R3 Shares	-8.63%	14.48%
Class I Shares	-8.18%	15.04%

Average Annual Total Returns as of June 30, 2012 (Most Recent Calendar Quarter)

	Average Annual
	1-Year	Since Inception*
Class A Shares at NAV	-8.31%	15.11%
Class A Shares at maximum Offering Price	-13.58%	12.99%
Class C Shares	-9.00%	14.25%
Class R3 Shares	-8.55%	14.82%
Class I Shares	-8.06%	15.41%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plan clients of financial intermediaries. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Gross Expense Ratios	Net Expense Ratios
Class A Shares	5.81%	1.43%
Class C Shares	6.56%	2.18%
Class R3 Shares	6.06%	1.68%
Class I Shares	5.56%	1.18%

The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through November 30, 2012, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.20% (1.45% after November 30, 2012) of the average daily net assets of any class of Fund shares. The expense limitation expiring November 30, 2012, may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

*	Since inception returns are from 4/24/09.

**	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

20	Nuveen Investments

Growth of an Assumed $10,000 Investment as of July 31, 2012 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	21

Fund Performance and Expense Ratios (continued)

Nuveen Santa Barbara Growth Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of July 31, 2012

	Average Annual
	1-Year	5-Year	Since Inception*
Class A Shares at NAV	4.25%	0.10%	0.91%
Class A Shares at maximum Offering Price	-1.72%	-1.09%	-0.03%
Russell 1000® Growth Index**	8.26%	3.46%	4.76%
Lipper Multi-Cap Growth Funds Classification Average**	1.13%	1.15%	2.83%

Class C Shares	3.49%	-0.66%	0.15%
Class R3 Shares	4.05%	-0.19%	0.64%
Class I Shares	4.59%	0.35%	1.17%

Annual Total Returns as of June 30, 2012 (Most Recent Calendar Quarter)

	Average Annual
	1-Year	5-Year	Since Inception*
Class A Shares at NAV	-1.38%	-0.69%	0.68%
Class A Shares at maximum Offering Price	-7.07%	-1.87%	-0.27%
Class C Shares	-2.07%	-1.44%	-0.07%
Class R3 Shares	-1.61%	-0.97%	0.41%
Class I Shares	-1.11%	-0.45%	0.94%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plan clients of financial intermediaries. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

Expense Ratios
Class A Shares	1.19%
Class C Shares	1.94%
Class R3 Shares	1.44%
Class I Shares	0.94%

*	Since inception returns for Class A, C and I Shares, and for the comparative index and Lipper classification average, are from 3/28/06. Class A, C and I Share returns are actual. Class R3 Share returns are actual for the periods since class inception on 3/3/09; returns prior to class inception are Class I Share returns adjusted for differences in sales charges and expense, which are primarily differences in distribution and service fees.

**	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

22	Nuveen Investments

Growth of an Assumed $10,000 Investment as of July 31, 2012 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	23

Fund Performance and Expense Ratios (continued)

Nuveen Santa Barbara International Growth Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of July 31, 2012

	Average Annual
	1-Year	Since Inception*
Class A Shares at NAV	-15.58%	14.46%
Class A Shares at maximum Offering Price	-20.43%	12.40%
MSCI EAFE Index**	-11.45%	9.97%
Lipper International Multi-Cap Growth Funds Classification Average**	-11.11%	11.74%

Class C Shares	-16.16%	13.62%
Class R3 Shares	-15.79%	14.17%
Class I Shares	-15.36%	14.74%

Average Annual Total Returns as of June 30, 2012 (Most Recent Calendar Quarter)

	Average Annual
	1-Year	Since Inception*
Class A Shares at NAV	-14.84%	14.58%
Class A Shares at maximum Offering Price	-19.73%	12.47%
Class C Shares	-15.43%	13.75%
Class R3 Shares	-15.08%	14.29%
Class I Shares	-14.63%	14.86%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plan clients of financial intermediaries. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Gross Expense Ratios	Net Expense Ratios
Class A Shares	3.38%	1.43%
Class C Shares	4.85%	2.18%
Class R3 Shares	4.35%	1.68%
Class I Shares	2.05%	1.18%

The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through November 30, 2012, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.20% (1.45% after November 30, 2012) of the average daily net assets of any class of Fund shares. The expense limitation expiring November 30, 2012, may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

*	Since inception returns are from 4/24/09.

**	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

24	Nuveen Investments

Growth of an Assumed $10,000 Investment as of July 31, 2012 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	25

Holding Summaries as of July 31, 2012

This data relates to the securities held in each Fund’s portfolio of investments. It should not be construed as a measure of performance for the Fund itself.

Nuveen Santa Barbara Dividend Growth Fund

Portfolio Allocation1

Nuveen Santa Barbara Global Dividend Growth Fund

Portfolio Allocation1

Country Allocation[4]
United States	43.9%
United Kingdom	17.3%
Australia	7.1%
Hong Kong	5.2%
Japan	4.9%
Ireland	4.5%
France	4.5%
Norway	3.8%
Mexico	3.6%
Germany	3.1%
Canada	2.1%

Portfolio Composition[1]
Oil, Gas & Consumable Fuels	9.9%
Pharmaceuticals	7.9%
IT Services	6.6%
Tobacco	5.7%
Communications Equipment	4.8%
Machinery	4.5%
Commercial Banks	4.5%
Electric Utilities	4.4%
Beverages	3.2%
Diversified Telecommunication Services	3.1%
Energy Equipment & Services	2.9%
Semiconductors & Equipment	2.7%
Textiles, Apparel & Luxury Goods	2.7%
Metals & Mining	2.7%
Software	2.6%
Hotels, Restaurants & Leisure	2.6%
Media	2.6%
Diversified Financial Services	2.4%
Thrifts & Mortgage Finance	2.4%
Computers & Peripherals	2.4%
Short-Term Investments	3.0%
Other[3]	16.4%

Portfolio Composition[1]
Diversified Telecommunication Services	12.3%
Pharmaceuticals	9.0%
Commercial Banks	8.4%
Tobacco	7.7%
Electric Utilities	7.5%
Oil, Gas & Consumable Fuels	6.2%
Thrifts & Mortgage Finance	5.3%
Energy Equipment & Services	3.8%
Metals & Mining	3.6%
Automobiles	3.1%
Wireless Telecommunication Services	2.8%
Machinery	2.7%
Construction Materials	2.4%
Personal Products	2.3%
Household Durables	2.2%
IT Services	2.1%
Gas Utilities	2.1%
Other[5]	16.5%

Top Five Common Stock Holdings[1]
Coca-Cola Company	3.2%
AT&T Inc.	3.1%
Pfizer Inc.	3.0%
Philip Morris International	2.9%
Seadrill Limited	2.9%

Top Five Common Stock Holdings[1]
Seadrill Limited	3.8%
Telstra Corporation Limited	3.7%
Southern Copper Corporation	3.6%
Westpac Banking Corporation	3.4%
Altria Group, Inc.	3.2%

1	As a percentage of net assets as of July 31, 2012. Holdings are subject to change.

2	Other assets less liabilities.

3	Includes other assets less liabilities and all industries less than 2.4% of total net assets.

4	As a percentage of total investments as of July 31, 2012. Holdings are subject to change.

5	Includes other assets less liabilities and all industries less than 2.1% of total net assets.

26	Nuveen Investments

Holding Summaries (continued) as of July 31, 2012

Nuveen Santa Barbara Global Growth Fund

Portfolio Allocation1

Country Allocation[3]
United States	51.7%
Japan	9.9%
Canada	8.4%
United Kingdom	6.8%
Hong Kong	2.8%
Indonesia	2.1%
Israel	1.9%
South Korea	1.8%
Germany	1.7%
Netherlands	1.6%
Thailand	1.5%
China	1.2%
Ireland	1.1%
Norway	1.1%
Italy	1.0%
Denmark	1.0%
Mexico	0.9%
Malaysia	0.8%
Philippines	0.8%
France	0.8%
Taiwan	0.6%
Sweden	0.5%

Portfolio Composition[1]
Computers & Peripherals	6.5%
Oil, Gas & Consumable Fuels	4.9%
Semiconductors & Equipment	4.6%
Energy Equipment & Services	4.4%
Textiles, Apparel & Luxury Goods	4.3%
Food & Staples Retailing	4.3%
Hotels, Restaurants & Leisure	3.7%
Commercial Banks	3.7%
Pharmaceuticals	3.5%
Food Products	3.4%
Health Care Providers & Services	3.4%
Specialty Retail	3.2%
Health Care Equipment & Supplies	3.1%
Internet Software & Services	3.0%
Software	3.0%
Machinery	2.8%
Construction & Engineering	2.6%
Communications Equipment	2.5%
Media	2.5%
Biotechnology	2.0%
Tobacco	1.9%
Real Estate Investment Trust	1.6%
Household Durables	1.6%
Health Care Technology	1.5%
Auto Components	1.5%
IT Services	1.4%
Other[4]	19.1%

Top Five Common Stock Holdings[1]
Apple, Inc.	3.7%
Japan Tobacco, Inc.	1.9%
Express Scripts, Holding Company	1.9%
Samsung Electronics Company Limited	1.7%
Wells Fargo & Company	1.6%

1	As a percentage of net assets as of July 31, 2012. Holdings are subject to change.

2	Other assets less liabilities.

3	As a percentage of total investments as of July 31, 2012. Holdings are subject to change.

4	Includes other assets less liabilities and all industries less than 1.4% of total net assets.

Nuveen Investments	27

Holding Summaries (continued) as of July 31, 2012

Nuveen Santa Barbara Growth Fund

Portfolio Allocation1

Portfolio Composition[1]
Chemicals	7.7%
Computers & Peripherals	6.2%
IT Services	5.3%
Software	4.8%
Communications Equipment	4.6%
Energy Equipment & Services	4.3%
Aerospace & Defense	3.9%
Internet Software & Services	3.7%
Semiconductors & Equipment	3.7%
Specialty Retail	3.5%
Oil, Gas & Consumable Fuels	3.4%
Health Care Equipment & Supplies	2.9%
Specialized REIT	2.9%
Media	2.5%
Personal Products	2.5%
Machinery	2.4%
Biotechnology	2.4%
Pharmaceuticals	2.3%
Hotels, Restaurants & Leisure	2.2%
Textiles, Apparel & Luxury Goods	2.2%
Electronic Components	2.2%
Short-Term Investments	5.7%
Other[3]	18.7%

Top Five Common Stock Holdings[1]
EMC Corporation	3.2%
QUALCOMM, Inc.	3.2%
Apple, Inc.	3.0%
Praxair, Inc.	3.0%
American Tower REIT Inc.	2.9%

1	As a percentage of net assets as of July 31, 2012. Holdings are subject to change.

2	Other assets less liabilities.

3	Includes other assets less liabilities and all industries less than 2.2% of total net assets.

28	Nuveen Investments

Holding Summaries (continued) as of July 31, 2012

Nuveen Santa Barbara International Growth Fund

Portfolio Allocation1

Country Allocation[3]
Canada	17.4%
Japan	16.8%
United Kingdom	13.3%
Germany	4.5%
Norway	4.2%
France	3.5%
Hong Kong	3.5%
Israel	3.3%
Indonesia	3.3%
Italy	3.3%
Mexico	3.0%
South Korea	2.9%
Thailand	2.8%
Netherlands	2.5%
China	2.3%
Singapore	1.8%
United States	1.4%
Taiwan	1.4%
Denmark	1.3%
Brazil	1.2%
Ireland	1.1%
Spain	1.1%
Malaysia	1.0%
Philippines	1.0%
Sweden	0.9%
Belgium	0.8%
Austria	0.4%

Portfolio Composition[1]
Hotels, Restaurants & Leisure	6.7%
Food & Staples Retailing	6.2%
Energy Equipment & Services	5.7%
Textiles, Apparel & Luxury Goods	5.5%
Oil, Gas & Consumable Fuels	4.8%
Semiconductors & Equipment	4.3%
Media	3.6%
Real Estate Management & Development	3.5%
Pharmaceuticals	3.3%
Health Care Providers & Services	3.1%
Health Care Equipment & Supplies	3.0%
Internet Software & Services	3.0%
Household Durables	2.8%
Food Products	2.7%
Machinery	2.6%
Specialty Retail	2.2%
Transportation Infrastructure	2.2%
Tobacco	2.1%
Biotechnology	2.0%
Multiline Retail	2.0%
Construction & Engineering	2.0%
IT Services	2.0%
Commercial Banks	1.7%
Commercial Services & Supplies	1.7%
Internet & Catalog Retail	1.5%
Other	19.8%

Top Five Common Stock Holdings[1]
Japan Tobacco, Inc.	2.1%
Seven & I Holdings	2.0%
Dollarama Inc.	2.0%
SodaStream International Limited	1.9%
Samsung Electronics Company Limited	1.9%

1	As a percentage of net assets as of July 31, 2012. Holdings are subject to change.

2	Other assets less liabilities.

3	As a percentage of total investments as of July 31, 2012. Holdings are subject to change.

4	Includes other assets less liabilities and all industries less than 1.5% of total net assets.

Nuveen Investments	29

Expense Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. Since the expense examples for Santa Barbara Global Dividend Growth reflect only the first 51 days of the Fund’s operations they may not provide a meaningful understanding of the Fund’s ongoing expenses.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Santa Barbara Dividend Growth Fund

						Hypothetical Performance
	Actual Performance					(5% annualized return before expenses)
	A Shares	B Shares	C Shares	R3 Shares	I Shares	A Shares	B Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (2/01/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (7/31/12)	$1,059.40	$1,055.10	$1,055.50	$1,058.10	$1,060.60	$1,019.69	$1,015.96	$1,016.01	$1,018.45	$1,020.93
Expenses Incurred During Period	$5.33	$9.15	$9.10	$6.60	$4.05	$5.22	$8.97	$8.92	$6.47	$3.97

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.04%, 1.79%, 1.78%, 1.29% and ..79% for Classes A, B, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Nuveen Santa Barbara Global Dividend Growth Fund

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (6/11/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (7/31/12)	$1,074.50	$1,073.50	$1,074.00	$1,075.00	$1,004.99	$1,003.94	$1,004.64	$1,005.34
Expenses Incurred During Period	$2.05	$3.13	$2.41	$1.69	$1.98	$3.03	$2.33	$1.63

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.42%, 2.17%, 1.67% and 1.17% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 51/366 (to reflect the 51 days in the period since Fund commencement of operations).

Nuveen Santa Barbara Global Growth Fund

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (2/01/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (7/31/12)	$984.40	$980.80	$983.40	$985.80	$1,017.75	$1,014.02	$1,016.56	$1,019.10
Expenses Incurred During Period	$7.06	$10.74	$8.24	$5.73	$7.17	$10.92	$8.37	$5.82

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.43%, 2.18%, 1.67% and 1.16% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

30	Nuveen Investments

Nuveen Santa Barbara Growth Fund

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (2/01/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (7/31/12)	$1,010.50	$1,007.00	$1,009.60	$1,012.40	$1,018.80	$1,015.07	$1,017.60	$1,019.99
Expenses Incurred During Period	$6.10	$9.83	$7.29	$4.90	$6.12	$9.87	$7.32	$4.92

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.22%, 1.97%, 1.46% and .98% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Nuveen Santa Barbara International Growth Fund

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (2/01/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (7/31/12)	$997.00	$993.80	$995.40	$998.10	$1,017.75	$1,013.97	$1,016.56	$1,019.05
Expenses Incurred During Period	$7.10	$10.86	$8.29	$5.81	$7.17	$10.97	$8.37	$5.87

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.43%, 2.19%, 1.67% and 1.17% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Nuveen Investments	31

Report of

Independent Registered

Public Accounting Firm

To the Board of Trustees and Shareholders of

Nuveen Investment Trust II:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations, of changes in net assets, and the financial highlights present fairly, in all material respects, the financial position of Nuveen Santa Barbara Dividend Growth Fund, Nuveen Santa Barbara Global Dividend Growth Fund, Nuveen Santa Barbara Global Growth Fund, Nuveen Santa Barbara Growth Fund and Nuveen Santa Barbara International Growth Fund (each a series of the Nuveen Investment Trust II, hereinafter referred to as the “Funds”) at July 31, 2012, the results of each of their operations for the period then ended, and the change in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2012 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Chicago, IL

September 27, 2012

32	Nuveen Investments

Portfolio of Investments

Nuveen Santa Barbara Dividend Growth Fund

July 31, 2012

Shares	Description (1)	Value

	COMMON STOCKS – 94.9%

	Beverages – 3.2%

475,885	Coca-Cola Company	$38,451,507
	Capital Markets – 1.8%

126,495	BlackRock Inc.	21,537,039
	Commercial Banks – 4.5%

439,780	Cullen/Frost Bankers, Inc.	24,324,232

861,600	Wells Fargo & Company	29,130,696
	Total Commercial Banks	53,454,928
	Communications Equipment – 4.8%

571,500	Motorola Solutions Inc.	27,626,310

496,905	QUALCOMM, Inc.	29,655,290
	Total Communications Equipment	57,281,600
	Computers & Peripherals – 2.4%

46,100	Apple, Inc., (2)	28,156,036
	Diversified Financial Services – 2.4%

811,905	JPMorgan Chase & Co.	29,228,580
	Diversified Telecommunication Services – 3.1%

971,965	AT&T Inc.	36,856,913
	Electric Utilities – 4.4%

263,700	ITC Holdings Corporation	19,563,903

468,745	NextEra Energy Inc.	33,234,021
	Total Electric Utilities	52,797,924
	Electrical Equipment – 1.9%

473,860	Emerson Electric Company	22,636,292
	Energy Equipment & Services – 2.9%

884,900	Seadrill Limited	34,325,271
	Food & Staples Retailing – 1.8%

486,500	CVS Caremark Corporation	22,014,125
	Food Products – 2.3%

450,900	McCormick & Company, Incorporated	27,450,792
	Gas Utilities – 2.1%

559,300	ONEOK, Inc.	24,894,443
	Health Care Providers & Services – 2.1%

647,700	AmerisourceBergen Corporation	25,713,690
	Hotels, Restaurants & Leisure – 2.6%

483,100	YUM! Brands, Inc.	31,324,204
	IT Services – 6.6%

395,200	Accenture Limited	23,830,560

731,700	Fidelity National Information Services	23,004,648

164,935	International Business Machines Corporation (IBM)	32,323,961
	Total IT Services	79,159,169
	Machinery – 4.5%

211,000	Caterpillar Inc.	17,768,310

468,700	Eaton Corporation	20,547,808

394,467	PACCAR Inc.	15,782,625
	Total Machinery	54,098,743

Nuveen Investments	33

Portfolio of Investments

Nuveen Santa Barbara Dividend Growth Fund (continued)

July 31, 2012

Shares	Description (1)			Value

	Media – 2.6%

367,700	Time Warner Cable, Class A			$31,228,761
	Metals & Mining – 2.7%

995,369	Southern Copper Corporation			32,130,511
	Oil, Gas & Consumable Fuels – 9.9%

311,310	Chevron Corporation			34,113,350

560,855	EQT Corporation			31,632,222

647,750	Kinder Morgan, Inc.			23,195,928

441,185	Royal Dutch Shell PLC, Class A, Sponsored ADR			30,088,817
	Total Oil, Gas & Consumable Fuels			119,030,317
	Pharmaceuticals – 7.9%

503,935	Abbott Laboratories			33,415,930

168,200	Novo-Nordisk A/S			25,993,628

1,478,000	Pfizer Inc.			35,531,120
	Total Pharmaceuticals			94,940,678
	Road & Rail – 2.3%

223,600	Union Pacific Corporation			27,415,596
	Semiconductors & Equipment – 2.7%

982,690	Microchip Technology Incorporated			32,802,192
	Software – 2.6%

1,077,100	Microsoft Corporation			31,742,137
	Textiles, Apparel & Luxury Goods – 2.7%

215,375	VF Corporation			32,155,488
	Thrifts & Mortgage Finance – 2.4%

2,199,390	New York Community Bancorp Inc.			28,548,082
	Tobacco – 5.7%

258,845	Lorillard Inc.			33,297,821

381,775	Philip Morris International			34,909,506
	Total Tobacco			68,207,327
	Total Common Stocks (cost $1,031,691,779)			1,137,582,345

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 3.0%

$35,387	Repurchase Agreement with Fixed Income Clearing Corporation, dated 7/31/12, repurchase price $35,387,291, collateralized by $33,695,000 U.S. Treasury Notes, 1.875%, due 8/31/17, value $36,095,769	0.010%	8/01/12	$35,387,281
	Total Short-Term Investments (cost $35,387,281)			35,387,281
	Total Investments (cost $1,067,079,060) – 97.9%			1,172,969,626
	Other Assets Less Liabilities – 2.1%			25,211,708
	Net Assets – 100%			$1,198,181,334

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry subclassifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

ADR	American Depositary Receipt.

See accompanying notes to financial statements.

34	Nuveen Investments

Portfolio of Investments

Nuveen Santa Barbara Global Dividend Growth Fund

July 31, 2012

Shares	Description (1)	Value

	COMMON STOCKS – 100.1%

	Aerospace & Defense – 1.9%

375	Raytheon Company	$20,805
	Automobiles – 3.1%

675	DaimlerChrysler AG	33,810
	Commercial Banks – 8.4%

400	Bank of Montreal	22,888

10,000	BOC Hong Kong Holdings Limited	30,691

1,500	Westpac Banking Corporation	36,571
	Total Commercial Banks	90,150
	Computers & Peripherals – 1.4%

25	Apple, Inc., (2)	15,269
	Construction Materials – 2.4%

1,400	CRH PLC	25,462
	Diversified Telecommunication Services – 12.3%

900	AT&T Inc.	34,128

800	CenturyLink Inc.	33,232

32,000	HKT Trust and HKT Limited	25,502

9,500	Telstra Corporation Limited	39,934
	Total Diversified Telecommunication Services	132,796
	Electric Utilities – 7.5%

575	FirstEnergy Corp.	28,877

350	NextEra Energy Inc.	24,815

1,300	Scottish and Southern Energy PLC	26,762
	Total Electric Utilities	80,454
	Electrical Equipment – 2.0%

450	Emerson Electric Company	21,497
	Energy Equipment & Services – 3.8%

1,050	Seadrill Limited	40,727
	Gas Utilities – 2.1%

500	ONEOK, Inc.	22,255
	Hotels, Restaurants & Leisure – 1.9%

1,900	Compass Group PLC	20,420
	Household Durables – 2.2%

1,000	Leggett and Platt Inc.	23,180
	IT Services – 2.1%

375	Accenture Limited	22,613
	Machinery – 2.7%

3,000	Kubota Corporation	28,685
	Media – 1.9%

1,100	Pearson PLC	20,627
	Metals & Mining – 3.6%

1,200	Southern Copper Corporation	38,736
	Multi-Utilities – 1.8%

4,000	Centrica PLC	19,880
	Oil, Gas & Consumable Fuels – 6.2%

600	Kinder Morgan, Inc.	21,486

Nuveen Investments	35

Portfolio of Investments

Nuveen Santa Barbara Global Dividend Growth Fund (continued)

July 31, 2012

Shares	Description (1)	Value

	Oil, Gas & Consumable Fuels (continued)

550	Royal Dutch Shell PLC, Class B Shares	$19,398

550	Total SA	25,448
	Total Oil, Gas & Consumable Fuels	66,332
	Personal Products – 2.3%

1,700	Shiseido Company, Limited	24,458
	Pharmaceuticals – 9.0%

350	Abbott Laboratories	23,209

1,300	GlaxoSmithKline PLC	29,931

900	Pfizer Inc.	21,636

275	Sanofi S.A.	22,491
	Total Pharmaceuticals	97,267
	Professional Services – 1.8%

1,300	Experian PLC	19,343
	Road & Rail – 2.0%

175	Union Pacific Corporation	21,457
	Semiconductors & Equipment – 1.9%

600	Microchip Technology Incorporated	20,028
	Thrifts & Mortgage Finance – 5.3%

2,500	New York Community Bancorp Inc.	32,450

2,100	People’s United Financial, Inc.	24,066
	Total Thrifts & Mortgage Finance	56,516
	Tobacco – 7.7%

950	Altria Group, Inc.	34,172

200	Lorillard Inc.	25,728

250	Philip Morris International	22,860
	Total Tobacco	82,760
	Wireless Telecommunication Services – 2.8%

10,400	Vodafone Group PLC	29,774
	Total Investments (cost $1,002,938) – 100.1%	1,075,301
	Other Assets Less Liabilities – (0.1)%	(566)
	Net Assets – 100%	$1,074,735

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry subclassifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

See accompanying notes to financial statements.

36	Nuveen Investments

Portfolio of Investments

Nuveen Santa Barbara Global Growth Fund

July 31, 2012

Shares	Description (1)	Value

	COMMON STOCKS – 97.2%

	Aerospace & Defense – 1.1%

130	Precision Castparts Corporation	$20,223
	Air Freight & Logistics – 1.2%

250	FedEx Corporation	22,575
	Auto Components – 1.5%

225	BorgWarner Inc., (2)	15,098

130	Continental AG	11,801
	Total Auto Components	26,899
	Automobiles – 0.5%

1,000	Nissan Motor	9,523
	Biotechnology – 2.0%

350	BioGaia AB, B Shares	9,084

250	Celgene Corporation, (2)	17,115

340	Cepheid, Inc., (2)	10,894
	Total Biotechnology	37,093
	Capital Markets – 1.1%

850	Alaris Realty Corporation	19,918
	Chemicals – 0.9%

160	Praxair, Inc.	16,602
	Commercial Banks – 3.7%

550	First Republic Bank of San Francisco, (2)	17,892

300	Signature Bank, (2)	19,350

875	Wells Fargo & Company	29,584
	Total Commercial Banks	66,826
	Commercial Services & Supplies – 0.6%

475	Black Diamond Group Limited	10,245
	Communications Equipment – 2.5%

1,020	Juniper Networks Inc., (2)	17,881

465	QUALCOMM, Inc.	27,751
	Total Communications Equipment	45,632
	Computers & Peripherals – 6.5%

110	Apple, Inc., (2)	67,184

1,125	EMC Corporation, (2)	29,486

650	NetApp, Inc., (2)	21,236
	Total Computers & Peripherals	117,906
	Construction & Engineering – 2.6%

425	Chicago Bridge & Iron Company N.V.	15,190

2,450	Empresas ICA SAB de CV	16,391

500	JGC Corporation	15,450
	Total Construction & Engineering	47,031
	Consumer Finance – 0.5%

215	First Cash Financial Services, Inc., (2)	8,622
	Distributors – 1.3%

650	LKQ Corporation, (2)	22,965

Nuveen Investments	37

Portfolio of Investments

Nuveen Santa Barbara Global Growth Fund (continued)

July 31, 2012

Shares	Description (1)	Value

	Diversified Consumer Services – 0.7%

275	Coinstar Inc., (2)	$13,060
	Electrical Equipment – 1.1%

290	Rockwell Automation, Inc.	19,534
	Energy Equipment & Services – 4.4%

310	Ensco PLC	16,842

275	National-Oilwell Varco Inc.	19,883

305	Schlumberger Limited	21,734

625	ShawCor Limited, Class A Shares	22,068
	Total Energy Equipment & Services	80,527
	Food & Staples Retailing – 4.3%

280	PriceSmart, Inc.	20,166

600	Seven & I Holdings	19,085

300	Tsuruha Holdings Inc.	19,469

205	Whole Foods Market, Inc.	18,815
	Total Food & Staples Retailing	77,535
	Food Products – 3.4%

500	Hain Celestial Group Inc., (2)	27,845

450	Kerry Group PLC, Class A Shares	20,320

9,650	Universal Robina Corporation	13,593
	Total Food Products	61,758
	Health Care Equipment & Supplies – 3.1%

725	Carl Zeiss Meditec AG	17,551

1,000	Ginko International Company Limited	10,319

8,200	Top Glove Corporation BHD	14,097

525	Volcano Corporation, (2)	13,886
	Total Health Care Equipment & Supplies	55,853
	Health Care Providers & Services – 3.4%

28,300	Bangkok Chain Hospital PLC, (3)	8,273

225	Catamaran Corporation	19,015

585	Express Scripts, Holding Company, (2)	33,895
	Total Health Care Providers & Services	61,183
	Health Care Technology – 1.5%

373	Cerner Corporation, (2)	27,572
	Hotels, Restaurants & Leisure – 3.7%

2,225	Dominos Pizza Inc.	17,861

7,000	Galaxy Entertainment Group Limited, (2)	16,862

800	Intercontinental Hotels Group PLC, ADR	19,760

100	Oriental Land Company Limited	12,467
	Total Hotels, Restaurants & Leisure	66,950
	Household Durables – 1.6%

440	SodaStream International Limited, (2)	17,164

8,500	Techtronic Industries Company Limited	11,509
	Total Household Durables	28,673
	Household Products – 0.6%

200	Unicharm Corporation, (2)	11,034

38	Nuveen Investments

Shares	Description (1)	Value

	Internet Software & Services – 3.0%

525	Akamai Technologies, Inc., (2)	$18,470

1,175	Telecity Group PLC	15,806

700	Tencent Holdings Limited	20,924
	Total Internet Software & Services	55,200
	IT Services – 1.4%

195	Visa Inc.	25,169
	Machinery – 2.8%

90	Fanuc Limited	14,066

450	Kennametal Inc.	16,605

900	Nabtesco Corporation	19,872
	Total Machinery	50,543
	Media – 2.5%

400	Discovery Communications Inc., Class A Shares, (2)	20,252

1,110	Imax Corporation, (2)	24,598
	Total Media	44,850
	Metals & Mining – 0.5%

600	Yamana Gold Inc.	8,897
	Multiline Retail – 1.1%

395	Dollar General Corporation, (2)	20,149
	Oil, Gas & Consumable Fuels – 4.9%

250	Continental Resources Inc., (2)	15,998

525	Golar LNG, Limited	20,297

180	Pioneer Natural Resources Company	15,953

1,075	Poseiden Concepts Corporation	14,900

725	Tourmaline Oil Corporation, (2)	21,001
	Total Oil, Gas & Consumable Fuels	88,149
	Personal Products – 1.2%

200	Herbalife, Limited	10,978

200	Nu Skin Enterprises, Inc., Class A	10,202
	Total Personal Products	21,180
	Pharmaceuticals – 3.5%

225	Allergan, Inc.	18,466

115	Novo Nordisk A/S	17,769

625	Shire Pharmaceuticals Group PLC	18,109

200	Valeant Pharmaceuticals International, (2)	9,512
	Total Pharmaceuticals	63,856
	Real Estate Investment Trust – 1.6%

400	American Tower REIT Inc.	28,924
	Real Estate Management & Development – 1.1%

1,000	Mitsui Fudosan Co., Ltd	19,533
	Road & Rail – 1.0%

260	Kansas City Southern Industries	18,928
	Semiconductors & Equipment – 4.6%

590	Altera Corporation	20,916

500	Broadcom Corporation, Class A, (2)	16,940

Nuveen Investments	39

Portfolio of Investments

Nuveen Santa Barbara Global Growth Fund (continued)

July 31, 2012

Shares	Description (1)	Value

	Semiconductors & Equipment (continued)

600	NXP Semiconductors NV	$13,554

27	Samsung Electronics Company Limited	31,260
	Total Semiconductors & Equipment	82,670
	Software – 3.0%

325	Check Point Software Technology Limited, (2)	15,785

375	Red Hat, Inc., (2)	20,123

315	Splunk Inc.	9,261

100	VMware Inc.	9,074
	Total Software	54,243
	Specialty Retail – 3.2%

35,000	Ace Hardware Indonesia	21,817

11,000	Belle International Holdings Limited	20,368

170	Tractor Supply Company	15,446
	Total Specialty Retail	57,631
	Textiles, Apparel & Luxury Goods – 4.3%

850	Burberry Group PLC	16,712

285	Lululemon Athletica Inc., (2)	16,097

525	Luxottica Group S.p.A.	17,913

90	LVMH Moet Hennessy	13,569

625	Mulberry Group PLC	14,109
	Total Textiles, Apparel & Luxury Goods	78,400
	Tobacco – 1.9%

1,100	Japan Tobacco, Inc.	34,693
	Transportation Infrastructure – 1.0%

8,400	Airports of Thailand PLC	18,284
	Wireless Telecommunication Services – 0.8%

36,500	Tower Bersama Infrastructure Tbk PT	15,136
	Total Investments (cost $1,617,258) – 97.2%	1,762,174
	Other Assets Less Liabilities – 2.8%	51,190
	Net Assets – 100%	$1,813,364

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry subclassifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	For fair value measurement disclosure purposes, Common Stock categorized as Level 2. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

ADR	American Depositary Receipt.
REIT	Real Estate Investment Trust.

See accompanying notes to financial statements.

40	Nuveen Investments

Portfolio of Investments

Nuveen Santa Barbara Growth Fund

July 31, 2012

Shares	Description (1)	Value

	COMMON STOCKS – 94.1%

	Aerospace & Defense – 3.9%

2,800	Precision Castparts Corporation	$435,568

9,035	United Technologies Corporation	672,565
	Total Aerospace & Defense	1,108,133
	Beverages – 2.0%

7,900	PepsiCo, Inc.	574,567
	Biotechnology – 2.4%

12,380	Gilead Sciences, Inc., (2)	672,605
	Capital Markets – 1.9%

8,800	T. Rowe Price Group Inc.	534,600
	Chemicals – 7.7%

10,700	Ecolab Inc.	700,315

7,315	Monsanto Company	626,310

8,075	Praxair, Inc.	837,862
	Total Chemicals	2,164,487
	Commercial Banks – 1.9%

16,000	Wells Fargo & Company	540,960
	Communications Equipment – 4.6%

23,300	Juniper Networks Inc., (2)	408,449

15,015	QUALCOMM, Inc.	896,095
	Total Communications Equipment	1,304,544
	Computers & Peripherals – 6.2%

1,400	Apple, Inc., (2)	855,064

34,400	EMC Corporation, (2)	901,624
	Total Computers & Peripherals	1,756,688
	Construction & Engineering – 1.7%

13,100	Chicago Bridge & Iron Company N.V.	468,194
	Distributors – 1.3%

10,400	LKQ Corporation, (2)	367,432
	Electronic Components – 2.2%

10,315	Amphenol Corporation, Class A	607,347
	Energy Equipment & Services – 4.3%

7,400	National-Oilwell Varco Inc.	535,020

9,655	Schlumberger Limited	688,015
	Total Energy Equipment & Services	1,223,035
	Food & Staples Retailing – 2.1%

6,200	Costco Wholesale Corporation	596,316
	Health Care Equipment & Supplies – 2.9%

9,000	Covidien PLC	502,920

5,900	Stryker Corporation	306,977
	Total Health Care Equipment & Supplies	809,897
	Health Care Providers & Services – 2.0%

9,960	Express Scripts, Inc., (2)	577,082
	Hotels, Restaurants & Leisure – 2.2%

6,885	McDonald’s Corporation	615,244

Nuveen Investments	41

Portfolio of Investments

Nuveen Santa Barbara Growth Fund (continued)

July 31, 2012

Shares	Description (1)	Value

	Internet Software & Services – 3.7%

11,300	Akamai Technologies, Inc., (2)	$397,534

1,025	Google Inc., Class A, (2)	648,794
	Total Internet Software & Services	1,046,328
	IT Services – 5.3%

12,110	Accenture Limited	730,233

5,900	Visa Inc.	761,513
	Total IT Services	1,491,746
	Life Sciences Tools & Services – 1.1%

3,900	Waters Corporation, (2)	302,172
	Machinery – 2.4%

20,200	Donaldson Company, Inc.	689,426
	Media – 2.5%

14,100	Discovery Communications Inc., Class A Shares, (2)	713,883
	Multiline Retail – 1.2%

6,800	Dollar General Corporation, (2)	346,868
	Oil, Gas & Consumable Fuels – 3.4%

6,500	Continental Resources Inc., (2)	415,935

6,200	Occidental Petroleum Corporation	539,586
	Total Oil, Gas & Consumable Fuels	955,521
	Personal Products – 2.5%

6,700	Herbalife, Limited	367,763

6,700	Nu Skin Enterprises, Inc., Class A	341,767
	Total Personal Products	709,530
	Pharmaceuticals – 2.3%

7,755	Allergan, Inc.	636,453
	Professional Services – 2.1%

5,300	IHS Inc., (2)	584,431
	Semiconductors & Equipment – 3.7%

13,700	Altera Corporation	485,665

16,400	Broadcom Corporation, Class A, (2)	555,632
	Total Semiconductors & Equipment	1,041,297
	Software – 4.8%

10,900	BMC Software, Inc., (2)	431,640

9,300	Check Point Software Technology Limited, (2)	451,701

7,900	Intuit, Inc., (2)	458,358
	Total Software	1,341,699
	Specialized REIT – 2.9%

11,100	American Tower REIT Inc.	802,641
	Specialty Retail – 3.5%

9,090	Ross Stores, Inc.	603,940

4,100	Tractor Supply Company	372,567
	Total Specialty Retail	976,507
	Textiles, Apparel & Luxury Goods – 2.2%

6,515	Nike, Inc., Class B	608,176

42	Nuveen Investments

Shares	Description (1)			Value

	Trading Companies & Distributors – 1.2%

1,600	W.W. Grainger, Inc.			$327,729
	Total Common Stocks (cost $20,066,622)			26,495,538

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 5.7%

$1,595	Repurchase Agreement with State Street Bank, dated 07/31/12, repurchase price $1,595,008, collateralized by $1,625,000 U.S. Treasury Notes, 0.375%, due 4/15/15, value $1,631,606	0.010%	8/01/12	$1,595,008
	Total Short-Term Investments (cost $1,595,008)			1,595,008
	Total Investments (cost $21,661,630) – 99.8%			28,090,546
	Other Assets Less Liabilities – 0.2%			66,302
	Net Assets – 100%			$28,156,848

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry subclassifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

REIT	Real Estate Investment Trust.

See accompanying notes to financial statements.

Nuveen Investments	43

Portfolio of Investments

Nuveen Santa Barbara International Growth Fund

July 31, 2012

Shares	Description (1)	Value

	COMMON STOCKS – 99.5%

	Auto Components – 0.6%

1,450	Continental AG	$131,629
	Automobiles – 0.8%

16,500	Nissan Motor	157,133
	Beverages – 0.8%

1,950	Anheuser-Busch InBev	154,479
	Biotechnology – 2.0%

7,200	BioGaia AB, B Shares	186,864

10,300	Grifols SA	229,896
	Total Biotechnology	416,760
	Building Products – 0.7%

20,000	Toto Limited	149,248
	Capital Markets – 1.1%

9,625	Alaris Realty Corporation	225,545
	Chemicals – 1.0%

86,000	Alpek SA de CV	210,368
	Commercial Banks – 1.7%

11,000	Standard Chartered PLC	252,573

15,100	Sumitomo Mitsui Financial Group	95,432
	Total Commercial Banks	348,005
	Commercial Services & Supplies – 1.7%

7,000	Black Diamond Group Limited	150,980

25,000	Tomra Systems ASA	196,597
	Total Commercial Services & Supplies	347,577
	Communications Equipment – 0.5%

32,000	AAC Technologies Holdings Inc.	93,466
	Construction & Engineering – 2.0%

27,900	Empresas ICA SAB de CV	186,651

7,200	JGC Corporation	222,474
	Total Construction & Engineering	409,125
	Construction Materials – 1.0%

4,500	HeidelbergCement AG	209,623
	Consumer Finance – 0.6%

25,800	International Personal Finance	113,262
	Containers & Packaging – 0.6%

13,500	Intertape Polymer Group, Inc.	114,424
	Electrical Equipment – 0.8%

73,000	Zhuzhou CSR Times Electric Company Limited	174,152
	Electronic Equipment & Instruments – 0.8%

3,000	Ingenico	160,752
	Energy Equipment & Services – 5.7%

3,525	Ensco PLC	191,513

21,400	Petroleum Geo-Services	315,627

12,100	Poseidon Concepts Corporation	167,712

3,700	Saipem S.p.A.	170,946

9,000	ShawCor Limited, Class A Shares	317,784
	Total Energy Equipment & Services	1,163,582

44	Nuveen Investments

Shares	Description (1)	Value

	Food & Staples Retailing – 6.2%

7,600	Alimentation Couche-Tard B Shares	$359,974

40,000	Brazil Pharma S.A.	239,118

13,100	Seven & I Holdings	416,685

4,000	Tsuruha Holdings Inc.	259,584
	Total Food & Staples Retailing	1,275,361
	Food Products – 2.7%

5,100	Kelly Group, PLC, Class A	230,294

150	Orion Corporation	119,005

141,600	Universal Robina Corporation	199,451
	Total Food Products	548,750
	Gas Utilities – 0.9%

485,500	PT Perusahaan Gas Negara	194,918
	Health Care Equipment & Supplies – 3.0%

8,800	Carl Zeiss Meditec AG	213,031

19,000	Ginko International Company Limited	196,066

123,500	Top Glove Corporation BHD	212,312
	Total Health Care Equipment & Supplies	621,409
	Health Care Providers & Services – 3.1%

323,000	Bangkok Chain Hospital PLC, (3)	94,426

6,500	Orpea	242,327

3,460	Catamaran Corporation	292,405
	Total Health Care Providers & Services	629,158
	Health Care Technology – 1.3%

50	So-net M3 Inc.	261,120
	Hotels, Restaurants & Leisure – 6.7%

451,000	Central Plaza Hotel PLC	219,266

44,500	Dominos Pizza Inc.	357,219

86,000	Galaxy Entertainment Group Limited	207,162

8,600	Intercontinental Hotels Group PLC, ADR	212,420

10,000	Melco PBL Entertainment, Limited, (2)	100,800

1,400	Oriental Land Company Limited	174,541

3,200	Whitbread PLC	107,166
	Total Hotels, Restaurants & Leisure	1,378,574
	Household Durables – 2.8%

10,100	SodaStream International Limited, (2)	394,001

141,000	Techtronic Industries Company Limited	190,916
	Total Household Durables	584,917
	Household Products – 1.0%

3,800	Unicharm Corporation, (2)	209,638
	Industrial Conglomerates – 0.5%

1,500	Samsung Techwin Company Limited	96,849
	Internet & Catalog Retail – 1.5%

7,050	ASOS PLC	200,287

7,700	Yoox S.p.A.	102,604
	Total Internet & Catalog Retail	302,891

Nuveen Investments	45

Portfolio of Investments

Nuveen Santa Barbara International Growth Fund (continued)

July 31, 2012

Shares	Description (1)	Value

	Internet Software & Services – 3.0%

14,900	Opera Software ASA	$102,834

22,390	Telecity Group PLC	301,194

6,900	Tencent Holdings Limited	206,252
	Total Internet Software & Services	610,280
	IT Services – 2.0%

8,375	Interxion Holdings NV, (2)	161,219

12,500	WireCard AG	247,618
	Total IT Services	408,837
	Life Sciences Tools & Services – 0.8%

1,205	Eurofins Scientific	156,862
	Machinery – 2.6%

1,900	Andritz AG	104,159

1,325	Fanuc Limited	207,082

10,500	Nabtesco Corporation	231,840
	Total Machinery	543,081
	Media – 3.6%

9,100	Grupo Televisa S.A.	207,389

16,525	Imax Corporation, (2)	366,194

100	TV Asahi Corporation	158,464
	Total Media	732,047
	Metals & Mining – 1.4%

13,200	Pretium Resources Inc., (2)	192,962

6,725	Yamana Gold Inc.	99,717
	Total Metals & Mining	292,679
	Multiline Retail – 2.0%

6,650	Dollarama Inc.	414,444
	Oil, Gas & Consumable Fuels – 4.8%

6,900	Cameco Corporation	144,210

12,900	Celtic Exploration Limited, (2)	225,237

14,800	Crew Energy Inc.	102,125

6,200	Golar LNG, Limited	239,692

9,500	Tourmaline Oil Corporation, (2)	275,191
	Total Oil, Gas & Consumable Fuels	986,455
	Pharmaceuticals – 3.3%

1,670	Novo Nordisk A/S	258,032

7,000	Shire Pharmaceuticals Group PLC	202,817

4,600	Valeant Pharmaceuticals International, (2)	218,776
	Total Pharmaceuticals	679,625
	Professional Services – 1.1%

5,200	Intertek Group PLC	222,898
	Real Estate Management & Development – 3.5%

199,000	Global Logistic Properties Limited	359,812

11,000	Mitsui Fudosan Co., Ltd	214,861

2,900	Sumitomo Real Estate Sales Company	151,821
	Total Real Estate Management & Development	726,494

46	Nuveen Investments

Shares	Description (1)	Value

	Semiconductors & Equipment – 4.3%

18,300	ARM Holdings PLC	$158,235

49,000	Epistar Corporation	91,816

1,000	Mellanox Technologies, Limited	104,860

6,800	NXP Semiconductors NV	153,612

330	Samsung Electronics Company Limited	382,063
	Total Semiconductors & Equipment	890,586
	Software – 1.4%

3,570	Check Point Software Technology Limited, (2)	173,395

1,845	SAP AG, Sponsored ADR	116,899
	Total Software	290,294
	Specialty Retail – 2.2%

394,000	Ace Hardware Indonesia	245,600

117,000	Belle International Holdings Limited	216,658
	Total Specialty Retail	462,258
	Textiles, Apparel & Luxury Goods – 5.5%

14,400	Brunello Cucinelli S.p.A.	196,313

11,700	Burberry Group PLC	230,032

3,100	Lululemon Athletica Inc., (2)	175,088

5,800	Luxottica Group S.p.A.	197,896

1,025	LVMH Moet Hennessy	154,555

7,400	Mulberry Group PLC	167,070
	Total Textiles, Apparel & Luxury Goods	1,120,954
	Tobacco – 2.1%

13,700	Japan Tobacco, Inc.	432,087
	Trading Companies & Distributors – 0.5%

4,700	Monotaro Company Limited	96,376
	Transportation Infrastructure – 2.2%

119,000	Airports of Thailand PLC	259,024

3,100	Koninklijke Vopak NV	196,586
	Total Transportation Infrastructure	455,610
	Wireless Telecommunication Services – 1.1%

552,000	Tower Bersama Infrastructure Tbk PT	228,906
	Total Investments (cost $19,068,894) – 99.5%	20,433,488
	Other Assets Less Liabilities – 0.5%	96,354
	Net Assets – 100%	$20,529,842

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry subclassifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	For fair value measurement disclosure purposes, Common Stock categorized as Level 2. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

ADR	American Depositary Receipt.

See accompanying notes to financial statements.

Nuveen Investments	47

Statement of Assets and Liabilities

July 31, 2012

	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth	Santa Barbara Global Growth	Santa Barbara Growth	Santa Barbara International Growth
Assets
Investments, at value (cost $1,067,079,060, $1,002,938, $1,617,258, $21,661,630 and $19,068,894, respectively)	$1,172,969,626	$1,075,301	$1,762,174	$28,090,546	$20,433,488
Cash	—	9,644	9,486	—	31,888
Cash denominated in foreign currencies (cost $—, $215, $—, $— and $835, respectively)	—	214	—	—	834
Receivables:
Dividends and interest	1,248,238	2,689	556	2,025	15,778
From Adviser	—	17,775	13,944	—	—
Investments sold	17,719,393	—	50,425	—	608,846
Reclaims	—	58	117	—	3,100
Shares sold	8,830,273	—	690	127,307	3,616
Other assets	74,810	—	31,847	18,590	30,082
Total assets	1,200,842,340	1,105,681	1,869,239	28,156,848	21,127,632
Liabilities
Payables:
Dividends	533	—	—	—	—
Investments purchased	—	—	11,360	—	519,142
Shares redeemed	1,337,556	—	—	10,027	—
Accrued expenses:
Management fees	738,296	—	—	27,549	31,326
12b-1 distribution and service fees	194,481	78	314	4,255	427
Other	390,140	30,868	44,201	39,789	46,895
Total liabilities	2,661,006	30,946	55,875	81,620	597,790
Net assets	$1,198,181,334	$1,074,735	$1,813,364	$28,156,848	$20,529,842
Class A Shares
Net assets	$324,040,196	$53,725	$68,281	$12,947,113	$905,930
Shares outstanding	12,310,693	2,500	3,011	613,753	34,390
Net asset value per share	$26.32	$21.49	$22.68	$21.09	$26.34
Offering price per share (net asset value per share plus maximum sales charge of 5.75% of offering price)	$27.93	$22.80	$24.06	$22.38	$27.95
Class B Shares
Net assets	$1,817,454	N/A	N/A	N/A	N/A
Shares outstanding	69,147	N/A	N/A	N/A	N/A
Net asset value and offering price per share	$26.28	N/A	N/A	N/A	N/A
Class C Shares
Net assets	$157,389,496	$53,669	$163,876	$1,799,002	$53,706
Shares outstanding	5,987,470	2,500	7,446	89,310	2,083
Net asset value and offering price per share	$26.29	$21.47	$22.01	$20.14	$25.78
Class R3 Shares
Net assets	$2,637,515	$53,706	$389,005	$109,518	$463,223
Shares outstanding	99,512	2,500	17,320	5,200	17,685
Net asset value and offering price per share	$26.50	$21.48	$22.46	$21.06	$26.19
Class I Shares
Net assets	$712,296,673	$913,635	$1,192,202	$13,301,215	$19,106,983
Shares outstanding	27,048,064	42,500	52,034	624,767	721,240
Net asset value and offering price per share	$26.33	$21.50	$22.91	$21.29	$26.49
Net assets consist of:
Capital paid-in	$1,124,743,739	$999,874	$1,714,422	$25,081,462	$24,865,599
Undistributed (Over-distribution of) net investment income	858,875	2,485	(6,671)	21,416	(9,182)
Accumulated net realized gain (loss)	(33,311,846)	—	(39,145)	(3,374,946)	(5,691,053)
Net unrealized appreciation (depreciation)	105,890,566	72,376	144,758	6,428,916	1,364,478
Net assets	$1,198,181,334	$1,074,735	$1,813,364	$28,156,848	$20,529,842
Authorized shares	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited
Par value per share	$0.01	$0.01	$0.01	$0.01	$0.01

N/A	– Fund does not offer Class B Shares.

See accompanying notes to financial statements.

48	Nuveen Investments

Statement of Operations

Year Ended July 31, 2012

	Santa Barbara Dividend Growth	Santa Barbara* Global Dividend Growth	Santa Barbara Global Growth	Santa Barbara Growth	Santa Barbara International Growth
Dividend and Interest Income (net of foreign tax withheld of $205,420, $101, $1,672, $2,955 and $29,159, respectively)	$22,739,923	$4,341	$18,491	$393,508	$271,870
Expenses
Management fees	4,754,134	1,185	13,755	225,612	188,749
12b-1 service fees – Class A	536,796	18	881	31,072	2,936
12b-1 distribution and service fees – Class B	19,343	N/A	N/A	N/A	N/A
12b-1 distribution and service fees – Class C	930,009	72	3,948	14,608	3,334
12b-1 distribution and service fees – Class R3	6,456	36	1,943	288	2,064
Shareholders’ servicing agent fees and expenses	567,371	5,260	1,023	24,083	6,397
Custodian’s fees and expenses	118,595	4,724	25,613	14,533	54,121
Trustees’ fees and expenses	20,848	5	215	1,171	765
Professional fees	59,403	11,528	27,215	27,557	20,608
Shareholders’ reports – printing and mailing expenses	155,433	1,249	20,766	22,736	13,687
Federal and state registration fees	153,386	7,787	17,914	32,151	28,068
Other expenses	16,460	327	2,696	8,715	5,447
Total expenses before custodian fee credit and expense reimbursement	7,338,234	32,191	115,969	402,526	326,176
Custodian fee credit	(88)	(9)	(34)	(3)	(5)
Expense reimbursement	—	(30,373)	(89,602)	(30,759)	(49,074)
Net expenses	7,338,146	1,809	26,333	371,764	277,097
Net investment income (loss)	15,401,777	2,532	(7,842)	21,744	(5,227)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments and foreign currency	(6,839,582)	(173)	(42,963)	805,554	(4,399,485)
Change in net unrealized appreciation (depreciation) of investments and foreign currency	79,999,381	72,376	(107,125)	(13,147)	(657,751)
Net realized and unrealized gain (loss)	73,159,799	72,203	(150,088)	792,407	(5,057,236)
Net increase (decrease) in net assets from operations	$88,561,576	$74,735	$(157,930)	$814,151	$(5,062,463)

*	– For the period June 11, 2012 (commencement of operations) through July 31, 2012.
N/A	– Fund does not offer Class B Shares.

See accompanying notes to financial statements.

Nuveen Investments	49

Statement of Changes in Net Assets

	Santa Barbara Dividend Growth		Santa Barbara Global Dividend Growth	Santa Barbara Global Growth
	Year Ended 7/31/12	Year Ended 7/31/11	For the Period 6/11/12 (Commencement of Operations) through 7/31/12	Year Ended 7/31/12	Year Ended 7/31/11
Operations
Net investment income (loss)	$15,401,777	$3,279,034	$2,532	$(7,842)	$(4,579)
Net realized gain (loss) from investments and foreign currency	(6,839,582)	1,928,218	(173)	(42,963)	291,284
Change in net unrealized appreciation (depreciation) of investments and foreign currency	79,999,381	17,997,138	72,376	(107,125)	51,090
Net increase (decrease) in net assets from operations	88,561,576	23,204,390	74,735	(157,930)	337,795
Distributions to Shareholders
From net investment income:
Class A	(4,267,529)	(1,162,537)	—	—	—
Class B	(23,903)	(26,531)	N/A	N/A	N/A
Class C	(1,190,315)	(335,820)	—	—	—
Class R3	(23,912)	(1,516)	—	—	—
Class I	(9,770,665)	(1,465,329)	—	—	—
From accumulated net realized gains:
Class A	—	—	—	(61,068)	(33,293)
Class B	—	—	N/A	N/A	N/A
Class C	—	—	—	(62,790)	(33,303)
Class R3	—	—	—	(58,992)	(33,296)
Class I	—	—	—	(58,937)	(33,289)
Decrease in net assets from distributions to shareholders	(15,276,324)	(2,991,733)	—	(241,787)	(133,181)
Fund Share Transactions
Proceeds from sale of shares	959,269,777	226,791,676	1,000,000	995,254	—
Proceeds from shares issued to shareholders due to reinvestment of distributions	8,492,040	1,957,896	—	239,729	133,181
	967,761,817	228,749,572	1,000,000	1,234,983	133,181
Cost of shares redeemed	(166,730,780)	(36,744,424)	—	(726,805)	—
Net increase (decrease) in net assets from Fund share transactions	801,031,037	192,005,148	1,000,000	508,178	133,181
Net increase (decrease) in net assets	874,316,289	212,217,805	1,074,735	108,461	337,795
Net assets at the beginning of period	323,865,045	111,647,240	—	1,704,903	1,367,108
Net assets at the end of period	$1,198,181,334	$323,865,045	$1,074,735	$1,813,364	$1,704,903
Undistributed (Over-distribution of) net investment income at the end of period	$858,875	$674,108	$2,485	$(6,671)	$—

N/A	– Fund does not offer Class B Shares.

See accompanying notes to financial statements.

50	Nuveen Investments

	Santa Barbara Growth		Santa Barbara International Growth
	Year Ended 7/31/12	Year Ended 7/31/11	Year Ended 7/31/12	Year Ended 7/31/11
Operations
Net investment income (loss)	$21,744	$80,560	$(5,227)	$128,152
Net realized gain (loss) from investments and foreign currency	805,554	1,671,620	(4,399,485)	(1,298,412)
Change in net unrealized appreciation (depreciation) of investments and foreign currency	(13,147)	5,351,600	(657,751)	1,787,717
Net increase (decrease) in net assets from operations	814,151	7,103,780	(5,062,463)	617,457
Distributions to Shareholders
From net investment income:
Class A	—	—	(4,246)	—
Class B	N/A	N/A	N/A	N/A
Class C	—	—	—	—
Class R3	—	—	(315)	—
Class I	(40,098)	(60,052)	(122,579)	—
From accumulated net realized gains:
Class A	—	—	(366)	(50,506)
Class B	N/A	N/A	N/A	N/A
Class C	—	—	(119)	(31,793)
Class R3	—	—	(119)	(31,783)
Class I	—	—	(7,086)	(63,209)
Decrease in net assets from distributions to shareholders	(40,098)	(60,052)	(134,830)	(177,291)
Fund Share Transactions
Proceeds from sale of shares	32,138,125	17,335,229	1,609,999	32,163,609
Proceeds from shares issued to shareholders due to reinvestment of distributions	29,974	33,166	122,058	177,291
	32,168,099	17,368,395	1,732,057	32,340,900
Cost of shares redeemed	(42,895,346)	(20,062,517)	(7,014,653)	(3,239,871)
Net increase (decrease) in net assets from Fund share transactions	(10,727,247)	(2,694,122)	(5,282,596)	29,101,029
Net increase (decrease) in net assets	(9,953,194)	4,349,606	(10,479,889)	29,541,195
Net assets at the beginning of period	38,110,042	33,760,436	31,009,731	1,468,536
Net assets at the end of period	$28,156,848	$38,110,042	$20,529,842	$31,009,731
Undistributed (Over-distribution of) net investment income at the end of period	$21,416	$39,770	$(9,182)	$118,011

N/A	– Fund does not offer Class B Shares.

See accompanying notes to financial statements.

Nuveen Investments	51

Financial Highlights

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

SANTA BARBARA DIVIDEND GROWTH
Year Ended July 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value
Class A (3/06)
2012	$24.37	$.53	$1.91	$2.44	$(.49)	$—	$(.49)	$26.32
2011	20.53	.45	3.79	4.24	(.40)	—	(.40)	24.37
2010	18.92	.38	1.59	1.97	(.36)	—	(.36)	20.53
2009	22.82	.33	(3.89)	(3.56)	(.34)	—	(.34)	18.92
2008	23.78	.47	(.86)	(.39)	(.44)	(.13)	(.57)	22.82
Class B (3/06)
2012	24.34	.37	1.87	2.24	(.30)	—	(.30)	26.28
2011	20.52	.28	3.76	4.04	(.22)	—	(.22)	24.34
2010	18.90	.23	1.60	1.83	(.21)	—	(.21)	20.52
2009	22.81	.16	(3.87)	(3.71)	(.20)	—	(.20)	18.90
2008	23.77	.29	(.87)	(.58)	(.25)	(.13)	(.38)	22.81
Class C (3/06)
2012	24.33	.33	1.93	2.26	(.30)	—	(.30)	26.29
2011	20.51	.27	3.77	4.04	(.22)	—	(.22)	24.33
2010	18.90	.22	1.60	1.82	(.21)	—	(.21)	20.51
2009	22.80	.16	(3.86)	(3.70)	(.20)	—	(.20)	18.90
2008	23.76	.27	(.85)	(.58)	(.25)	(.13)	(.38)	22.80
Class R3 (3/09)
2012	24.53	.44	1.96	2.40	(.43)	—	(.43)	26.50
2011	20.67	.45	3.75	4.20	(.34)	—	(.34)	24.53
2010	19.04	.33	1.61	1.94	(.31)	—	(.31)	20.67
2009(f)	14.39	.14	4.58	4.72	(.07)	—	(.07)	19.04
Class I (3/06)
2012	24.38	.57	1.93	2.50	(.55)	—	(.55)	26.33
2011	20.54	.50	3.79	4.29	(.45)	—	(.45)	24.38
2010	18.92	.42	1.61	2.03	(.41)	—	(.41)	20.54
2009	22.83	.46	(3.99)	(3.53)	(.38)	—	(.38)	18.92
2008	23.79	.50	(.83)	(.33)	(.50)	(.13)	(.63)	22.83

52	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Reimbursement(e)				Ratios to Average Net Assets After Reimbursement(d)(e)
Total Return(c)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

10.16%	$324,040	1.05%		2.11%		1.05%		2.11%		26%
20.71	129,211	1.18		1.90		1.18		1.90		15
10.46	47,538	1.53		1.63		1.28		1.87		40
(15.51)	46,250	1.70		1.46		1.29		1.87		165
(1.77)	4,226	2.02		1.15		1.28		1.89		39

9.31	1,817	1.80		1.53		1.80		1.53		26
19.75	2,291	1.95		1.23		1.95		1.23		15
9.72	3,180	2.26		.93		2.03		1.16		40
(16.20)	4,670	2.37		.56		2.02		.91		165
(2.51)	725	3.06		.10		2.04		1.12		39

9.35	157,389	1.80		1.32		1.80		1.32		26
19.81	51,167	1.92		1.16		1.92		1.16		15
9.65	24,194	2.29		.86		2.03		1.11		40
(16.16)	21,259	2.39		.51		2.02		.88		165
(2.51)	2,870	3.07		.04		2.04		1.07		39

9.92	2,638	1.30		1.72		1.30		1.72		26
20.39	55	1.49		1.94		1.44		1.99		15
10.23	216	1.78		1.36		1.53		1.61		40
32.89	199	2.18	*	1.33	*	1.55	*	1.97	*	165

10.44	712,297	.80		2.29		.80		2.29		26
20.99	141,142	.91		2.10		.91		2.10		15
10.79	36,519	1.30		1.79		1.03		2.06		40
(15.33)	19,246	1.40		2.21		1.05		2.56		165
(1.52)	10,563	1.56		1.51		1.03		2.03		39

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable.
(e)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(f)	For the period March 3, 2009 (commencement of operations) through July 31, 2009.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	53

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

SANTA BARBARA GLOBAL DIVIDEND GROWTH FUND
Year Ended July 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value
Class A (6/12)
2012(f)	$20.00	$.05	$1.44	$1.49	$—	$—	$—	$21.49
Class C (6/12)
2012(f)	20.00	.02	1.45	1.47	—	—	—	21.47
Class R3 (6/12)
2012(f)	20.00	.04	1.44	1.48	—	—	—	21.48
Class I (6/12)
2012(f)	20.00	.05	1.45	1.50	—	—	—	21.50

54	Nuveen Investments

	Ratios/Supplemental Data

		Ratios to Average Net Assets Before Reimbursement(e)				Ratios to Average Net Assets After Reimbursement(d)(e)
Total Return(c)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate

7.45%	$54	22.48	%*	(19.47	)%*	1.42	%*	1.60	%*	—%

7.35	54	23.25	*	(20.23	)*	2.17	*	.85	*	—

7.40	54	22.75	*	(19.74	)*	1.67	*	1.35	*	—

7.50	914	22.25	*	(19.24	)*	1.17	*	1.84	*	—
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable.
(e)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(f)	For the period June 11, 2012 (commencement of operations) through July 31, 2012.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	55

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

SANTA BARBARA GLOBAL GROWTH
Year Ended July 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value
Class A (4/09)
2012	$29.61	$(.07)	$(2.78)	$(2.85)	$—	$(4.08)	$(4.08)	$22.68
2011	25.80	(.03)	6.35	6.32	—	(2.51)	(2.51)	29.61
2010	24.15	(.03)	3.28	3.25	—	(1.60)	(1.60)	25.80
2009(f)	20.00	.03	4.12	4.15	—	—	—	24.15
Class C (4/09)
2012	29.07	(.23)	(2.75)	(2.98)	—	(4.08)	(4.08)	22.01
2011	25.54	(.24)	6.28	6.04	—	(2.51)	(2.51)	29.07
2010	24.10	(.22)	3.26	3.04	—	(1.60)	(1.60)	25.54
2009(f)	20.00	(.01)	4.11	4.10	—	—	—	24.10
Class R3 (4/09)
2012	29.43	(.14)	(2.75)	(2.89)	—	(4.08)	(4.08)	22.46
2011	25.71	(.10)	6.33	6.23	—	(2.51)	(2.51)	29.43
2010	24.14	(.09)	3.26	3.17	—	(1.60)	(1.60)	25.71
2009(f)	20.00	.02	4.12	4.14	—	—	—	24.14
Class I (4/09)
2012	29.79	(.03)	(2.77)	(2.80)	—	(4.08)	(4.08)	22.91
2011	25.88	.04	6.38	6.42	—	(2.51)	(2.51)	29.79
2010	24.17	.04	3.27	3.31	—	(1.60)	(1.60)	25.88
2009(f)	20.00	.05	4.12	4.17	—	—	—	24.17

56	Nuveen Investments

	Ratios/Supplemental Data

		Ratios to Average Net Assets Before Reimbursement(e)			Ratios to Average Net Assets After Reimbursement(d)(e)
Total Return(c)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)	Expenses		Net Invest- ment Income (Loss)	Portfolio Turnover Rate

(8.43)%	$68	6.00%		(4.85)%	1.43%		(.28)%	150%
24.96	428	5.81		(4.49)	1.43		(.10)	143
13.50	343	3.88		(2.55)	1.44		(.11)	136
20.75	302	5.88	*	(3.91)*	1.45	*	.53 *	37

(9.10)	164	7.04		(5.85)	2.18		(.99)	150
24.02	421	6.56		(5.23)	2.18		(.85)	143
12.67	339	4.63		(3.30)	2.19		(.86)	136
20.50	301	6.64	*	(4.66)*	2.20	*	(.23 )*	37

(8.63)	389	6.94		(5.85)	1.68		(.59)	150
24.63	426	6.06		(4.74)	1.68		(.35)	143
13.26	342	4.13		(2.80)	1.69		(.36)	136
20.65	302	6.14	*	(4.16)*	1.70	*	.28 *	37

(8.18)	1,192	7.54		(6.50)	1.18		(.14)	150
25.23	430	5.56		(4.24)	1.18		.15	143
13.79	344	3.63		(2.30)	1.19		.14	136
20.85	302	5.64	*	(3.66)*	1.20	*	.78 *	37

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable.
(e)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(f)	For the period April 24, 2009 (commencement of operations) through July 31, 2009.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	57

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

SANTA BARBARA GROWTH
Year Ended July 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value
Class A (3/06)
2012	$20.23	$(.02)	$.88	$.86	$—	$—	$—	$21.09
2011	17.10	.01	3.12	3.13	—	—	—	20.23
2010	15.36	— **	1.77	1.77	(.03)	—	(.03)	17.10
2009	20.09	.02	(4.75)	(4.73)	—	—	—	15.36
2008	21.08	(.02)	(.92)	(.94)	—	(.05)	(.05)	20.09
Class C (3/06)
2012	19.46	(.16)	.84	.68	—	—	—	20.14
2011	16.57	(.13)	3.02	2.89	—	—	—	19.46
2010	14.97	(.13)	1.73	1.60	—	—	—	16.57
2009	19.74	(.08)	(4.69)	(4.77)	—	—	—	14.97
2008	20.87	(.16)	(.92)	(1.08)	—	(.05)	(.05)	19.74
Class R3 (3/09)
2012	20.24	(.07)	.89	.82	—	—	—	21.06
2011	17.18	(.03)	3.09	3.06	—	—	—	20.24
2010	15.44	(.04)	1.78	1.74	—	—	—	17.18
2009(f)	11.80	(.01)	3.65	3.64	—	—	—	15.44
Class I (3/06)
2012	20.40	.05	.88	.93	(.04)	—	(.04)	21.29
2011	17.24	.06	3.14	3.20	(.04)	—	(.04)	20.40
2010	15.48	.04	1.79	1.83	(.07)	—	(.07)	17.24
2009	20.19	.07	(4.78)	(4.71)	—	—	—	15.48
2008	21.14	.01	(.91)	(.90)	—	(.05)	(.05)	20.19

58	Nuveen Investments

	Ratios/Supplemental Data

		Ratios to Average Net Assets Before Reimbursement(e)			Ratios to Average Net Assets After Reimbursement(d)(e)
Total Return(c)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)	Expenses		Net Invest- ment Income (Loss)	Portfolio Turnover Rate

4.25%	$12,947	1.31%		(.18)%	1.23%		(.09)%	72%
18.30	9,599	1.19		.04	1.19		.04	43
11.53	5,330	1.62		(.21)	1.38		.03	47
(23.54)	8,686	1.82		(.25)	1.40		.17	24
(4.46)	7,131	2.26		(1.01)	1.39		(.15)	37

3.49	1,799	2.07		(.91)	1.98		(.82)	72
17.44	1,661	1.94		(.70)	1.94		(.70)	43
10.69	2,297	2.40		(1.04)	2.13		(.77)	47
(24.16)	1,926	2.53		(.94)	2.15		(.56)	24
(5.18)	2,321	3.07		(1.80)	2.14		(.87)	37

4.05	110	1.53		(.42)	1.48		(.37)	72
17.81	54	1.44		(.14)	1.44		(.14)	43
11.27	218	1.89		(.53)	1.63		(.26)	47
30.85	196	2.29	*	(.75 )*	1.65	*	(.10 )*	24

4.59	13,301	1.07		.14	.98		.23	72
18.55	26,796	.94		.30	.94		.30	43
11.81	25,915	1.40		(.04)	1.13		.24	47
(23.37)	22,633	1.52		.06	1.14		.44	24
(4.21)	21,083	1.68		(.56)	1.14		(.02)	37

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable.
(e)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(f)	For the period March 3, 2009 (commencement of operations) through July 31, 2009.
*	Annualized.
**	Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	59

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

SANTA BARBARA INTERNATIONAL GROWTH
Year Ended July 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value
Class A (4/09)
2012	$31.33	$(.05)	$(4.84)	$(4.89)	$(.09)	$(.01)	$(.10)	$26.34
2011	26.95	.10	6.61	6.71	—	(2.33)	(2.33)	31.33
2010	25.09	(.05)	4.31	4.26	—	(2.40)	(2.40)	26.95
2009(f)	20.00	.07	5.02	5.09	—	—	—	25.09
Class C (4/09)
2012	30.75	(.25)	(4.71)	(4.96)	—	(.01)	(.01)	25.78
2011	26.69	(.19)	6.58	6.39	—	(2.33)	(2.33)	30.75
2010	25.04	(.25)	4.30	4.05	—	(2.40)	(2.40)	26.69
2009(f)	20.00	.03	5.01	5.04	—	—	—	25.04
Class R3 (4/09)
2012	31.13	(.10)	(4.81)	(4.91)	(.02)	(.01)	(.03)	26.19
2011	26.86	(.05)	6.65	6.60	—	(2.33)	(2.33)	31.13
2010	25.08	(.12)	4.30	4.18	—	(2.40)	(2.40)	26.86
2009(f)	20.00	.06	5.02	5.08	—	—	—	25.08
Class I (4/09)
2012	31.52	— *	(4.85)	(4.85)	(.17)	(.01)	(.18)	26.49
2011	27.04	.33	6.48	6.81	—	(2.33)	(2.33)	31.52
2010	25.11	.01	4.32	4.33	—	(2.40)	(2.40)	27.04
2009(f)	20.00	.08	5.03	5.11	—	—	—	25.11

60	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Reimbursement(e)			Ratios to Average Net Assets After Reimbursement(d)(e)
Total Return(c)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)	Expenses		Net Invest- ment Income (Loss)	Portfolio Turnover Rate

(15.58)%	$906	1.65%		(.42)%	1.43%		(.19)%	246%
25.16	1,402	3.38		(1.63)	1.43		.32	200
17.42	368	4.70		(3.47)	1.44		.20	185
25.35	314	6.07	**	(3.41)**	1.45	**	1.22 **	49

(16.16)	54	2.43		(1.22)	2.18		(.97)	246
24.20	453	4.85		(3.32)	2.18		(.65)	200
16.57	365	5.45		(4.21)	2.19		(.95)	185
25.10	313	6.82	**	(4.16)**	2.20	**	.46 **	49

(15.79)	463	1.89		(.61)	1.68		(.39)	246
24.86	458	4.35		(2.82)	1.68		(.15)	200
17.14	367	4.95		(3.71)	1.69		(.45)	185
25.25	313	6.33	**	(3.66)**	1.70	**	.97 **	49

(15.36)	19,107	1.39		(.20)	1.18		.01	246
25.46	28,697	2.05		.20	1.18		1.07	200
17.70	369	4.45		(3.22)	1.19		.05	185
25.45	314	5.83	**	(3.30)**	1.20	**	1.33 **	49

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable.
(e)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(f)	For the period April 24, 2009 (commencement of operations) through July 31, 2009.
*	Rounds to less than $.01 per share.
**	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	61

Notes to Financial Statements

1. General Information and Significant Accounting Policies

General Information

The Nuveen Investment Trust II (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Santa Barbara Dividend Growth Fund (“Santa Barbara Dividend Growth”), Nuveen Santa Barbara Global Dividend Growth Fund (“Santa Barbara Global Dividend Growth”), Nuveen Santa Barbara Global Growth Fund (“Santa Barbara Global Growth”), Nuveen Santa Barbara Growth Fund (“Santa Barbara Growth”) and Nuveen Santa Barbara International Growth Fund (“Santa Barbara International Growth”) (each a “Fund” and collectively, the “Funds”), among others. The Trust was organized as a Massachusetts business trust in 1997.

Santa Barbara Dividend Growth’s investment objective is to seek an attractive total return comprised of income from dividends and long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in dividend-paying common and preferred stocks. The Fund seeks to provide income from dividends that is tax-advantaged, subject to holding period requirements. Companies in certain economic sectors of the market, such as the financial services, utilities and energy sectors, have historically provided higher dividend yields than companies in other sectors and industries. As a result, given the Fund’s focus on dividend-paying securities, the Fund may, from time to time, have a greater exposure to these higher dividend-yield sectors and industries than the broad equity market. The Fund may invest up to 25% of its net assets in non-U.S. equity securities that are U.S. dollar-denominated.

Santa Barbara Global Dividend Growth commenced operations on June 11, 2012. Santa Barbara Global Dividend Growth’s investment objective is to seek an attractive total return comprised of income from dividends and long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in dividend-paying equity securities, which include preferred securities. Under normal market conditions, the Fund invests between 40% and 75% of its net assets in non-U.S. securities. Although the Fund will concentrate its investments in developed markets, it may invest up to 10% of its net assets in companies located in emerging market countries. The Fund may invest in small-, mid- and large-cap companies.

Santa Barbara Global Growth’s investment objective is to provide long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in U.S. and non-U.S. equity securities. Although the Fund will concentrate its investments in developed markets, it may invest up to 25% of its net assets in companies located in emerging market countries. The Fund will invest at least 40% of its net assets in non-U.S. equity securities.

Santa Barbara Growth’s investment objective is to seek long-term capital appreciation. Under normal market conditions, the Fund invests primarily in equity securities of companies with market capitalizations at the time of investment comparable to companies in the Russell 1000 Index. The Fund will not be forced to sell a stock because it has exceeded or fallen below the current market capitalization range. The Fund may invest up to 25% of its net assets in non-U.S. equity securities that are U.S. dollar-denominated. Effective May 14, 2012, Santa Barbara Growth will issue Class B Shares upon the exchange of Class B Shares from another Nuveen mutual fund or for purposes of dividend reinvestment, but Class B Shares are not available for new accounts or for additional investment into existing accounts.

Santa Barbara International Growth’s investment objective is to seek long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in non-U.S. equity securities. Although the Fund concentrate its investments in developed markets, it may invest up to 30% of its net assets in companies located in emerging market countries.

The Funds’ most recent prospectus provides further description of each Fund’s investment objective, principal investment strategies, and principal risks.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Investment Valuation

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1 for fair value measurement purposes. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued, except as indicated below, at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Funds that trade in the United States are valued based on the last traded price, official closing price, or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the New York Stock Exchange (“NYSE”). These securities may represent a transfer from a Level 1 to a Level 2 security.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the net asset value of a Fund’s shares may be affected by changes in the value of currencies in relation to the

62	Nuveen Investments

U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Trustees or its designee.

Refer to Footnote 2 – Fair Value Measurements for further details on the leveling of securities held by the Funds as of the end of the reporting period.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income is recorded on an accrual basis.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies (“RICs”). Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

Dividends from net investment income are declared and distributed to shareholders quarterly for Santa Barbara Dividend Growth and annually for Santa Barbara Global Dividend Growth, Santa Barbara Global Growth, Santa Barbara Growth and Santa Barbara International Growth. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Flexible Sales Charge Program

Class A Shares are generally sold with an up-front sales charge and incur a ..25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within twelve months of purchase. Class B Shares were sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class B Shares are subject to a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R3 Shares are sold without an up-front sales charge but incur a .25% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Nuveen Investments	63

Notes to Financial Statements (continued)

Foreign Currency Transactions

Each Fund is authorized to engage in foreign currency exchange transactions, including forward foreign currency exchange contracts, futures, options and swap contracts. To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with forward foreign currency exchange contracts, futures, options purchased, options written and swap contracts are recognized as a component of “Change in net unrealized appreciation (depreciation) of forward foreign currency exchange contracts, futures, options purchased, options written and swap contracts, respectively” on the Statement of Operations, when applicable.

Derivative Financial Instruments

Each Fund is authorized to invest in certain derivative instruments, including forward foreign currency exchange contracts, futures, options and swap contracts. Although the Funds are authorized to invest in such derivative instruments, and may do so in the future, they did not make any such investments during the fiscal year ended July 31, 2012.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange’s clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties Nuveen Fund Advisors, Inc. (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments Inc. (“Nuveen”), believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the predetermined threshold amount.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and shareholder service fees, are recorded to the specific class.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

64	Nuveen Investments

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities.

The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Santa Barbara Dividend Growth	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$1,137,582,345	$—	$—	$1,137,582,345
Short-Term Investments:
Repurchase Agreements	—	35,387,281	—	35,387,281
Total	$1,137,582,345	$35,387,281	$—	$1,172,969,626

Santa Barbara Global Dividend Growth	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$1,075,301	$—	$—	$1,075,301

Santa Barbara Global Growth	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$1,753,901	$8,273	$—	$1,762,174

Santa Barbara Growth	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$26,495,538	$—	$—	$26,495,538
Short-Term Investments:
Repurchase Agreements	—	1,595,008	—	1,595,008
Total	$26,495,538	$1,595,008	$—	$28,090,546

Santa Barbara International Growth	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$20,339,062	$94,426	$—	$20,433,488
*	Refer to the Fund’s Portfolio of Investments for industry classifications and a breakdown of Common Stocks classified as Level 2.

Nuveen Investments	65

Notes to Financial Statements (continued)

The Nuveen funds’ Board of Directors/Trustees is responsible for the valuation process and has delegated the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board of Directors/Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the funds’ pricing policies, and reporting to the Board of Directors/Trustees. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors/Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board of Directors/Trustees.

3. Derivative Instruments and Hedging Activities

The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. The Funds did not invest in derivative instruments during the fiscal year ended July 31, 2012.

4. Fund Shares

Transactions in Fund shares were as follows:

	Santa Barbara Dividend Growth
	Year Ended 7/31/12		Year Ended 7/31/11
	Shares	Amount	Shares	Amount
Shares sold:
Class A	9,426,795	$234,462,216	3,445,465	$84,625,245
Class A – automatic conversion of Class B Shares	5,268	130,577	7,866	178,800
Class B	6,579	170,052	7,376	178,317
Class C	4,462,988	112,302,733	1,197,184	28,819,739
Class R3	116,676	2,985,814	—	—
Class I	24,546,147	609,218,385	4,658,645	112,989,575
Shares issued to shareholders due to reinvestment of distributions:
Class A	145,318	3,630,497	36,368	867,756
Class B	678	16,553	776	18,160
Class C	25,254	633,617	7,831	185,598
Class R3	872	22,455	—	—
Class I	166,285	4,188,918	36,977	886,382
	38,902,860	967,761,817	9,398,488	228,749,572
Shares redeemed:
Class A	(2,568,943)	(63,687,254)	(502,428)	(11,777,638)
Class B	(26,970)	(659,857)	(61,137)	(1,430,652)
Class B – automatic conversion to Class A Shares	(5,268)	(130,577)	(7,874)	(178,800)
Class C	(603,402)	(15,118,411)	(281,932)	(6,656,001)
Class R3	(20,284)	(530,262)	(8,176)	(185,513)
Class I	(3,453,473)	(86,604,419)	(684,262)	(16,515,820)
	(6,678,340)	(166,730,780)	(1,545,809)	(36,744,424)
Net increase (decrease)	32,224,520	$801,031,037	7,852,679	$192,005,148

66	Nuveen Investments

			Santa Barbara Global Dividend Growth
			For the Period 6/11/12 (commencement of operations) through 7/31/12
			Shares	Amount
Shares sold:
Class A			2,500	$50,000
Class C			2,500	50,000
Class R3			2,500	50,000
Class I			42,500	850,000
Net increase			50,000	$1,000,000

	Santa Barbara Global Growth
	Year Ended 7/31/12		Year Ended 7/31/11
	Shares	Amount	Shares	Amount
Shares sold:
Class A	573	$14,900	—	$—
Class C	7,790	180,912	—	—
Class R3	—	—	—	—
Class I	36,113	799,442	—	—
Shares issued to shareholders due to reinvestment of distributions:
Class A	2,933	61,068	1,174	33,293
Class C	2,993	60,733	1,190	33,303
Class R3	2,858	58,992	1,180	33,296
Class I	2,808	58,936	1,169	33,289
	56,068	1,234,983	4,713	133,181
Shares redeemed:
Class A	(14,950)	(322,495)	—	—
Class C	(17,812)	(373,763)	—	—
Class R3	—	—	—	—
Class I	(1,335)	(30,547)	—	—
	(34,097)	(726,805)	—	—
Net increase (decrease)	21,971	$508,178	4,713	$133,181

	Santa Barbara Growth
	Year Ended 7/31/12		Year Ended 7/31/11
	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,197,292	$24,083,883	234,241	$4,637,822
Class C	59,166	1,180,810	23,533	443,427
Class R3	2,543	52,878	—	—
Class I	332,495	6,820,554	638,719	12,253,980
Shares issued to shareholders due to reinvestment of distributions:
Class A	—	—	—	—
Class C	—	—	—	—
Class R3	—	—	—	—
Class I	1,505	29,974	1,662	33,166
	1,593,001	32,168,099	898,155	17,368,395
Shares redeemed:
Class A	(1,057,963)	(21,189,824)	(71,553)	(1,424,642)
Class C	(55,205)	(1,043,084)	(76,749)	(1,496,016)
Class R3	—	—	(10,055)	(193,157)
Class I	(1,022,486)	(20,662,438)	(830,772)	(16,948,702)
	(2,135,654)	(42,895,346)	(989,129)	(20,062,517)
Net increase (decrease)	(542,653)	$(10,727,247)	(90,974)	$(2,694,122)

Nuveen Investments	67

Notes to Financial Statements (continued)

	Santa Barbara International Growth
	Year Ended 7/31/12		Year Ended 7/31/11
	Shares	Amount	Shares	Amount
Shares sold:
Class A	8,678	$236,002	29,887	$924,997
Class C	—	—	—	—
Class R3	5,098	140,231	—	—
Class I	47,784	1,233,766	999,147	31,238,612
Shares issued to shareholders due to reinvestment of distributions:
Class A	189	4,613	1,663	50,506
Class C	5	119	1,061	31,793
Class R3	18	434	1,052	31,783
Class I	4,756	116,892	2,072	63,209
	66,528	1,732,057	1,034,882	32,340,900
Shares redeemed:
Class A	(19,235)	(481,492)	(445)	(13,564)
Class C	(12,643)	(306,465)	—	—
Class R3	(2,138)	(58,277)	—	—
Class I	(241,847)	(6,168,419)	(104,324)	(3,226,307)
	(275,863)	(7,014,653)	(104,769)	(3,239,871)
Net increase (decrease)	(209,335)	$(5,282,596)	930,113	$29,101,029

5. Investment Transactions

Purchases and sales (excluding short-term investments, where applicable) during the fiscal year ended July 31, 2012, were as follows:

	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth*	Santa Barbara Global Growth	Santa Barbara Growth	Santa Barbara International Growth
Purchases	$935,142,749	$1,002,938	$2,686,506	$23,528,246	$56,200,961
Sales	182,240,869	—	2,456,296	35,943,794	61,757,486
*	For the period June 11, 2012 (commencement of operations) through July 31, 2012.

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At July 31, 2012, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth	Santa Barbara Global Growth	Santa Barbara Growth	Santa Barbara International Growth
Cost of investments	$1,070,433,449	$1,002,938	$1,619,873	$21,976,813	$19,104,614
Gross unrealized:
Appreciation	$113,878,063	$74,498	$215,426	$6,664,240	$1,927,716
Depreciation	(11,341,886)	(2,135)	(73,125)	(550,507)	(598,842)
Net unrealized appreciation (depreciation) of investments	$102,536,177	$72,363	$142,301	$6,113,733	$1,328,874

Permanent differences, primarily due to federal taxes paid, net operating losses, reclassification of litigation proceeds, nondeductible stock issuance costs and foreign currency reclassifications, resulted in reclassifications among the Funds’ components of net assets at July 31, 2012, the Funds’ tax year end, as follows:

	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth	Santa Barbara Global Growth	Santa Barbara Growth	Santa Barbara International Growth
Capital paid-in	$(12,820)	$(126)	$(4,988)	$(229)	$(70,408)
Undistributed (Over-distribution of) net investment income	59,314	(47)	1,171	—	5,174
Accumulated net realized gain (loss)	(46,494)	173	3,817	229	65,234

68	Nuveen Investments

The tax components of undistributed net ordinary income and net long-term capital gains at July 31, 2012, the Funds’ tax year end, were as follows:

	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth	Santa Barbara Global Growth	Santa Barbara Growth	Santa Barbara International Growth
Undistributed net ordinary income*	$858,875	$2,485	$—	$42,099	$—
Undistributed net long-term capital gains	—	—	42,875	—	—
*	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended July 31, 2012 and July 31, 2011, was designated for purposes of the dividends paid deduction as follows:

2012	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth***	Santa Barbara Global Growth	Santa Barbara Growth	Santa Barbara International Growth
Distributions from net ordinary income*	$15,276,324	$—	$124,996	$40,098	$134,830
Distributions from net long-term capital gains**	—	—	116,791	—	—

2011	Santa Barbara Dividend Growth	Santa Barbara Global Growth	Santa Barbara Growth	Santa Barbara International Growth
Distributions from net ordinary income*	$2,991,733	$104,998	$60,052	$146,060
Distributions from net long-term capital gains	—	28,183	—	31,231
*	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
**	The Fund designates as long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Fund related to net capital gain to zero for the tax year ended July 31, 2012.
***	For the period June 11, 2012 (commencement of operations) through July 31, 2012.

At July 31, 2012, the Funds’ tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

	Santa Barbara Dividend Growth*	Santa Barbara Growth
Expiration:
July 31, 2016	$10,391,480	$—
July 31, 2017	366,333	—
July 31, 2018	15,138,972	2,027,866
Total	$25,896,785	$2,027,866
*	A portion of Santa Barbara Dividend Growth’s capital loss carryforward is subject to an annual limitation under the Internal Revenue Code and related regulations.

During the Funds’ tax year ended July 31, 2012, the following Fund utilized capital loss carryforwards as follows:

Santa Barbara Growth
Utilized capital loss carryforwards	$1,739,942

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of RICs. The changes are generally effective for taxable years beginning after the date of enactment. One of the more prominent changes addresses capital loss carryforwards. Under the Act, each Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

The Act also contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

Nuveen Investments	69

Notes to Financial Statements (continued)

Capital losses incurred that will be carried forward under the provisions of the Act are as follows:

	Santa Barbara Dividend Growth	Santa Barbara International Growth
Post-enactment losses:
Short-term	$723,307	$4,256,769
Long-term	228,034	—

The following Funds have elected to defer losses incurred from November 1, 2011 through July 31, 2012, the Funds’ tax year end, in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the following fiscal year. The Funds have elected to defer losses as follows:

	Santa Barbara Dividend Growth	Santa Barbara Global Growth	Santa Barbara Growth	Santa Barbara International Growth
Post-October capital losses	$3,109,329	$80,350	$1,031,899	$1,398,564
Late-year ordinary losses	—	5,728	20,683	9,184

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Santa Barbara Dividend Growth Fund-Level Fee Rate	Santa Barbara Global Dividend Growth Fund-Level Fee Rate	Santa Barbara Global Growth Fund-Level Fee Rate	Santa Barbara Growth Fund-Level Fee Rate	Santa Barbara International Growth Fund-Level Fee Rate
For the first $125 million	.5000%	.6500%	.6500%	.5000%	.6500%
For the next $125 million	.4875	.6375	.6375	.4875	.6375
For the next $250 million	.4750	.6250	.6250	.4750	.6250
For the next $500 million	.4625	.6125	.6125	.4625	.6125
For the next $1 billion	.4500	.6000	.6000	.4500	.6000
For net assets over $2 billion	.4250	.5750	.5750	.4250	.5750

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen Funds. Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of July 31, 2012, the complex-level fee rate for each of these Funds was .1709%.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser is responsible for each Fund’s overall strategy and asset allocation decisions. The Adviser has entered into sub-advisory

70	Nuveen Investments

agreements with Santa Barbara Asset Management, LLC (“Santa Barbara”), an affiliate of Nuveen, under which Santa Barbara manages the investment portfolios for the Funds. Santa Barbara is compensated for its services to the Funds from the management fees paid to the Adviser.

The Adviser has agreed to waive fees and/or reimburse expenses (“Expense Cap”) of each Fund so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table.

Fund	Current/Temporary Expense Cap	Current/Temporary Expense Cap Expiration Date	Permanent Expense Cap
Santa Barbara Dividend Growth	1.000%	November 30, 2012	1.250%
Santa Barbara Global Dividend Growth	1.200	November 30, 2014	N/A
Santa Barbara Global Growth	1.200	November 30, 2012	1.450
Santa Barbara Growth	1.000	November 30, 2012	1.400
Santa Barbara International Growth	1.200	November 30, 2012	1.450
N/A	– Fund does not have a permanent expense cap.

The Adviser may voluntarily reimburse expenses from time to time in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

The Trusts pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

During the fiscal year ended July 31, 2012, Nuveen Securities, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth	Santa Barbara Global Growth	Santa Barbara Growth	Santa Barbara International Growth
Sales charges collected (Unaudited)	$1,363,702	$—	$—	$28,624	$2,428
Paid to financial intermediaries (Unaudited)	1,213,247	—	—	25,102	2,111

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the fiscal year ended July 31, 2012, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth	Santa Barbara Global Growth	Santa Barbara Growth	Santa Barbara International Growth
Commission advances (Unaudited)	$998,002	$—	$964	$7,356	$—

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended July 31, 2012, the Distributor retained such 12b-1 fees as follows:

	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth	Santa Barbara Global Growth	Santa Barbara Growth	Santa Barbara International Growth
12b-1 fees retained (Unaudited)	$547,473	$—	$3,779	$2,370	$3,335

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended July 31, 2012, as follows:

	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth	Santa Barbara Global Growth	Santa Barbara Growth	Santa Barbara International Growth
CDSC retained (Unaudited)	$39,119	$—	$—	$739	$—

Nuveen Investments	71

Notes to Financial Statements (continued)

At July 31, 2012, Nuveen owned shares of the following Funds as follows:

	Santa Barbara Global Dividend Growth	Santa Barbara Global Growth	Santa Barbara Growth	Santa Barbara International Growth
Class A Shares	2,500	2,341	—	—
Class C Shares	2,500	—	—	2,083
Class R3 Shares	2,500	17,320	2,657	14,725
Class I Shares	42,500	48,796	—	26,997

8. New Accounting Pronouncements

Financial Accounting Standards Board (“FASB”) Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities

In December 2011, the FASB issued Accounting Standards Update (“ASU”) No. 2011-11 (“ASU No. 2011-11”) to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting (“netting”) on the Statement of Assets and Liabilities. This information will enable users of the entity’s financial statements to evaluate the effect or potential effect of netting arrangements on the entity’s financial position. ASU No. 2011-11 is effective prospectively during interim or annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have to the financial statements amounts and footnote disclosures, if any.

72	Nuveen Investments

Trustees and Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at ten. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustees:
Robert P. Bremner 8/22/40 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Trustee	1996	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	219
Jack B. Evans 10/22/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; member of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College and the Iowa College Foundation; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	219
William C. Hunter 3/6/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	2004	Dean Emeritus (since June 30, 2012), formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director (since 2005), and President (since July 2012) Beta Gamma Sigma, Inc., The International Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at George Washington University.	219
David J. Kundert 10/28/42 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Director, Northwestern Mutual Wealth Management Company; retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Member, Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation.	219
William J. Schneider 9/24/44 333 W. Wacker Drive Chicago, IL 60606	Trustee	1996	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; member, University of Dayton Business School Advisory Council; member, Mid-America Health System Board; formerly, member and chair, Dayton Philharmonic Orchestra Association; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank.	219
Judith M. Stockdale 12/29/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	219
Carole E. Stone 6/28/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	219

Nuveen Investments	73

Trustees and Officers (Unaudited) (continued)

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee
Virginia L. Stringer 8/16/44 333 West Wacker Drive Chicago, IL 60606	Trustee	2011	Board Member, Mutual Fund Directors Forum; former governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc. a management consulting firm; former Member, Governing Board, Investment Company Institute’s Independent Directors Council; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	219
Terence J. Toth 9/29/59 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Director, Legal & General Investment Management America, Inc. (since 2008); Managing Partner, Promus Capital (since 2008); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Goodman Theatre Board (since 2004), Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008); Mather Foundation Board (since 2012) and a member of its investment committee; formerly, member: Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	219

Interested Trustee:
John P. Amboian (2) 6/14/61 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Chief Executive Officer and Chairman (since 2007) and Director (since 1999) of Nuveen Investments, Inc., formerly, President (1999-2007); Chief Executive Officer (since 2007) of Nuveen Investments Advisers Inc.; Director (since 1998) formerly, Chief Executive Officer (2007-2010) of Nuveen Fund Advisors, Inc.	219
Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
Gifford R. Zimmerman 9/9/56 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director, Associate General Counsel and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC. (since 2010); Chief Administrative Officer and Chief Compliance Officer (since 2006) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	219
Margo L. Cook 4/11/64 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors, Inc. (since 2011); Managing Director – Investment Services of Nuveen Commodities Asset Management, LLC (since August 2011) previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	219

74	Nuveen Investments

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Lorna C. Ferguson 10/24/45 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, Inc. and Nuveen Securities, LLC (since 2004).	219
Stephen D. Foy 5/31/54 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Senior Vice President (since 2010), formerly, Vice President (2005-2010) and Funds Controller of Nuveen Securities, LLC; Vice President of Nuveen Fund Advisors, Inc.; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Certified Public Accountant.	219
Scott S. Grace 8/20/70 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009	Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Securities, LLC; Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, Inc., Nuveen Investments Advisers, Inc., Nuveen Investments Holdings Inc. and (since 2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.	219
Walter M. Kelly 2/24/70 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) and Assistant Secretary (since 2003) of Nuveen Fund Advisors, Inc; Senior Vice President (since 2008) of Nuveen Investments Holdings, Inc; formerly, Senior Vice President (2008-2011) of Nuveen Securities, LLC.	219
Tina M. Lazar 8/27/61 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Fund Advisors, Inc.	219
Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Kevin J. McCarthy 3/26/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director and Assistant Secretary (since 2008), formerly, Vice President (2007-2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008), and Assistant Secretary, Nuveen Investment Holdings, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, and of Winslow Capital Management, LLC. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC; prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	219
Kathleen L. Prudhomme 3/30/53 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	219

Nuveen Investments	75

Trustees and Officers (Unaudited) (continued)

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Jeffery M. Wilson 3/13/56 333 West Wacker Drive Chicago, IL 60606	Vice President	2011	Senior Vice President of Nuveen Securities, LLC (since 2011); formerly, Senior Vice President of FAF Advisors, Inc. (2000-2010).	102

(1)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the trustee was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)	Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(3)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

76	Nuveen Investments

Annual Investment Management Agreement Approval Process

(Unaudited)

The Board of Trustees (each, a “Board” and each Trustee, a “Board Member”) of the Funds, including the Board Members who are not parties to the Funds’ advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), is responsible for approving the advisory agreements (each, an “Investment Management Agreement”) between each Fund and Nuveen Fund Advisors, Inc. (the “Advisor”) and the sub-advisory agreements (each, a “Sub-Advisory Agreement”) between the Advisor and Santa Barbara Asset Management, LLC (the “Sub-Advisor”) (the Investment Management Agreements and the Sub-Advisory Agreements are referred to collectively as the “Advisory Agreements”) and their periodic continuation. Pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”), after an initial term of up to two years, the Board is required to consider the continuation of the Advisory Agreements on an annual basis. Accordingly, at an in-person meeting held on May 21-23, 2012 (the “May Meeting”), the Board, including a majority of the Independent Board Members, considered and approved the continuation of the Advisory Agreements for the Nuveen Santa Barbara Dividend Growth Fund (the “Dividend Growth Fund”), the Nuveen Santa Barbara Global Growth Fund (the “Global Growth Fund”), the Nuveen Santa Barbara Growth Fund (the “Growth Fund”) and the Nuveen Santa Barbara International Growth Fund (the “International Growth Fund”) for an additional one-year period.

The Nuveen Santa Barbara Global Dividend Growth Fund (the “Global Dividend Fund”) is new. The initial advisory agreement between the Advisor and the Global Dividend Fund and the initial sub-advisory agreement between the Advisor and the Sub-Advisor, on behalf of the Global Dividend Fund, were approved separately at meetings of the Board of the Global Dividend Fund held on May 21-23, 2012.

The discussion of the approvals for the Dividend Growth Fund, the Global Growth Fund, the Growth Fund and the International Growth Fund is set forth in Section I, followed by the discussion in Section II of the approvals for the Global Dividend Fund.

I.

Nuveen Santa Barbara Dividend Growth Fund

Nuveen Santa Barbara Global Growth Fund

Nuveen Santa Barbara Growth Fund

Nuveen Santa Barbara International Growth Fund

With respect to the funds listed immediately above (for purposes of this Section I, each, a “Fund” and collectively, the “Funds”), in preparation for its considerations at the May Meeting, the Board requested and received extensive materials prepared in connection with the review of the Funds’ Advisory Agreements. The materials provided a broad range of information regarding the Funds, the Advisor and the Sub-Advisor (for purposes of this Section I, the Advisor and the Sub-Advisor are collectively, the “Fund Advisers” and each, a “Fund Adviser”). As described in more detail below, the information provided included, among other things, a review of Fund performance, including Fund investment performance assessments against peer groups and appropriate benchmarks, a comparison of Fund fees and expenses relative to peers, a description and assessment of shareholder service levels for the Funds, a summary of the performance of certain service providers, a review of product initiatives and shareholder communications and an analysis of the Advisor’s profitability with comparisons to comparable peers in the managed fund business. As part of its annual review, the Board also held a separate meeting on April 18-19, 2012, to review the Funds’ investment performance and consider an analysis provided by the Advisor of the Sub-Advisor which generally evaluated the Sub-Advisor’s investment team, investment mandate, organizational structure and history, investment philosophy and process, performance of the applicable Fund, and significant changes to the foregoing. As a result of its review of the materials and discussions, the Board presented the Advisor with questions and the Advisor responded.

The materials and information prepared in connection with the annual review of the Advisory Agreements supplement the information and analysis provided to the Board during the year. In this regard, throughout the year, the Board, acting directly or through its committees, regularly reviews the performance and various services provided by the Advisor and the Sub-Advisor. The Board meets at least quarterly as well as at other times as the need arises. At its quarterly meetings, the Board reviews reports by the Advisor which include, among other things, Fund performance, a review of the investment teams and reports on compliance, regulatory matters and risk management. The Board also meets with key investment personnel managing the Fund portfolios during the year. In October 2011, the Board also created two new standing committees (the Open-end Fund Committee and the Closed-end Fund Committee) to assist the full Board in monitoring and gaining a deeper insight into the distinctive issues and business practices of open-end and closed-end funds.

In addition, the Board continues its program of seeking to have the Board Members or a subset thereof visit each sub-advisor to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel. In this regard, the Independent Board Members attended a presentation by the Sub-Advisor in February 2011. Further, an ad hoc committee of the Board visited the then-current transfer agents of the Nuveen funds in 2011 and the audit committee of the Board visited the various pricing agents for the Nuveen funds in January 2012.

The Board considers factors and information that are relevant to its annual consideration of the renewal of the Advisory Agreements at the meetings held throughout the year. Accordingly, the Board considers the information provided and knowledge gained at these meetings when performing its annual review of the Advisory Agreements. The Independent Board Members are assisted throughout

Nuveen Investments	77

Annual Investment Management Agreement Approval Process

(Unaudited) (continued)

the process by independent legal counsel who provided materials describing applicable law and the duties of directors or trustees in reviewing advisory contracts and met with the Independent Board Members in executive sessions without management present. In addition, it is important to recognize that the management arrangements for the Nuveen funds are the result of many years of review and discussion between the Independent Board Members and fund management and that the Board Members’ conclusions may be based, in part, on their consideration of fee arrangements and other factors developed in previous years.

The Board considered all factors it believed relevant with respect to each Fund, including among other factors: (a) the nature, extent and quality of the services provided by the Fund Advisers, (b) the investment performance of the Fund and Fund Advisers, (c) the advisory fees and costs of the services to be provided to the Fund and the profitability of the Fund Advisers, (d) the extent of any economies of scale, (e) any benefits derived by the Fund Advisers from the relationship with the Fund and (f) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund’s Advisory Agreements. The Independent Board Members did not identify any single factor as all important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services

In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of the Fund Adviser’s services, including advisory services and the resulting Fund performance and administrative services. The Independent Board Members further considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Funds, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to questions and concerns raised by them. The Independent Board Members reviewed materials outlining, among other things, the Fund Adviser’s organization and business; the types of services that the Fund Adviser or its affiliates provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line.

In considering advisory services, the Board recognized that the Advisor provides various oversight, administrative, compliance and other services for the Funds and the Sub-Advisor generally provides the portfolio investment management services to the Funds. In reviewing the portfolio management services provided to each Fund, the Board reviewed the materials provided by the Nuveen Investment Services Oversight Team analyzing, among other things, the Sub-Advisor’s investment team and changes thereto, organization and history, assets under management, Fund objectives and mandate, the investment team’s philosophy and strategies in managing the Fund, developments affecting the Sub-Advisor or Fund and Fund performance. The Independent Board Members also reviewed portfolio manager compensation arrangements to evaluate each Fund Adviser’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an inappropriate incentive to take undue risks. In addition, the Board considered the Advisor’s execution of its oversight responsibilities over the Sub-Advisor. Given the importance of compliance, the Independent Board Members also considered Nuveen’s compliance program, including the report of the chief compliance officer regarding the Funds’ compliance policies and procedures; the resources dedicated to compliance; and the record of compliance with the policies and procedures.

In addition to advisory services, the Board considered the quality and extent of administrative and other non-investment advisory services the Advisor and its affiliates provide to the Funds, including product management, investment services (such as oversight of investment policies and procedures, risk management, and pricing), fund administration, oversight of service providers, shareholder services and communications, administration of Board relations, regulatory and portfolio compliance and legal support. The Board further recognized Nuveen’s additional investments in personnel, including in compliance and risk management. In reviewing the services provided, the Board also reviewed materials describing various notable initiatives and projects the Advisor performed in connection with the open-end fund product line. These initiatives included efforts to eliminate product overlap through mergers or liquidations; commencement of various new funds; elimination of insurance mandates for various funds; updates in investment policies or guidelines for several funds; and reductions in management fees and expense caps for certain funds.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement were satisfactory.

B. The Investment Performance of the Funds and Fund Advisers

The Board, including the Independent Board Members, reviewed and considered the performance history of each Fund over various time periods. The Board reviewed, among other things, each Fund’s historic investment performance as well as information comparing the Fund’s performance information with that of other funds (the “Performance Peer Group”) based on data compiled by Nuveen that was provided by an independent provider of mutual fund data and with recognized and/or customized benchmarks (i.e., benchmarks derived from multiple recognized benchmarks).

The Board reviewed reports, including a comprehensive analysis of the Funds’ performance and the applicable investment team. In this regard, the Board reviewed each Fund’s total return information compared to the returns of its Performance Peer Group and recognized and/or customized benchmarks for the quarter, one-, three- and five-year periods ending December 31, 2011, as well as performance information reflecting the first quarter of 2012 (or for the periods available for the Funds which did not exist for part of the foregoing time frame).

78	Nuveen Investments

In reviewing performance comparison information, the Independent Board Members recognized that the usefulness of the comparisons of the performance of certain funds with the performance of their respective Performance Peer Group may be limited because the Performance Peer Group may not adequately represent the objectives and strategies of the applicable funds or may be limited in size or number. The Independent Board Members also noted that the investment experience of a particular shareholder in the Nuveen funds will vary depending on when such shareholder invests in the applicable fund, the class held (if multiple classes are offered in a fund) and the performance of the fund (or respective class) during that shareholder’s investment period. In addition, although the performance below reflects the performance results for the time periods ending as of the most recent calendar year end (unless otherwise indicated), the Board also recognized that selecting a different ending time period may derive different results. Furthermore, while the Board is cognizant of the relevant performance of a fund’s peer set and/or benchmark(s), the Board evaluated fund performance in light of the respective fund’s investment objectives, investment parameters and guidelines and recognized that the objectives, investment parameters and guidelines of peers and/or benchmarks may differ to some extent, thereby resulting in differences in performance results. Nevertheless, with respect to any Nuveen funds that the Board considers to have underperformed their peers and/or benchmarks from time to time, the Board monitors such funds closely and considers any steps necessary or appropriate to address such issues.

In considering the results of the comparisons, the Independent Board Members observed, among other things, that the Dividend Growth Fund had satisfactory performance compared to its peers, performing in the second or third quartile over various periods, although such Fund was in the first quartile in the five-year period. Further, the Independent Board Members observed that the Growth Fund lagged its peers somewhat in the three-year period, but that its performance had improved in the recent one-year period. Finally, the Independent Board Members observed that the International Growth Fund and the Global Growth Fund were relatively new with a shorter performance history available, thereby limiting the ability to make a meaningful assessment of performance.

Based on their review, the Independent Board Members determined that each Fund’s investment performance had been satisfactory.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and expenses of each Fund reviewing, among other things, such Fund’s gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the fee and expenses of a comparable universe of funds provided by an independent fund data provider (the “Peer Universe”) and to a more focused subset of funds in the Peer Universe (the “Peer Group”) and any expense limitations.

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe and Peer Group. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as: the limited size and particular composition of the Peer Universe or Peer Group (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement or fee waivers; and the timing of information used may impact the comparative data, thereby limiting somewhat the ability to make a meaningful comparison with peers.

In reviewing the fee schedule for a Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. In reviewing fees and expenses, the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were approximately 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. In reviewing the reports, the Board noted that the overwhelming majority of the Nuveen funds were at, close to or below their Peer Group or Peer Universe (if no separate Peer Group) average based on the net total expense ratio.

The Independent Board Members observed that each Fund had net management fees and a net expense ratio (including fee waivers and expense reimbursements, if any) below or in line with its peer averages.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Independent Board Members further reviewed information regarding the nature of services and range of fees offered by the Advisor to other clients, including separately managed accounts (both retail and institutional accounts), collective trusts, foreign investment funds offered by Nuveen and funds that are not offered by Nuveen but are sub-advised by one of Nuveen’s investment management teams. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory

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Annual Investment Management Agreement Approval Process

(Unaudited) (continued)

requirements. The Independent Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the various products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

In considering the fees of the Sub-Advisor, the Independent Board Members also considered the pricing schedule or fees that the Sub-Advisor charges for similar investment management services for other Nuveen funds, funds of other sponsors (if any), and other clients (such as retail and/or institutional managed accounts).

3. Profitability of Fund Advisers

In conjunction with its review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two calendar years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2011. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they have an Independent Board Member serve as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with comparable assets under management (based on asset size and asset composition).

In reviewing profitability, the Independent Board Members recognized the Advisor’s continued investment in its business to enhance its services, including capital improvements to investment technology, updated compliance systems, and additional personnel in compliance, risk management, and product development as well as its ability to allocate resources to various areas of the Advisor as the need arises. In addition, in evaluating profitability, the Independent Board Members also recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen’s investment in its fund business. Based on their review, the Independent Board Members concluded that the Advisor’s level of profitability for its advisory activities was reasonable in light of the services provided.

With respect to sub-advisers affiliated with Nuveen, including the Sub-Advisor, the Independent Board Members reviewed the sub-adviser’s revenues, expenses and profitability margins (pre- and post-tax) for its advisory activities and the methodology used for allocating expenses among the internal sub-advisers. Based on their review, the Independent Board Members were satisfied that the Sub-Advisor’s level of profitability was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Funds as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds, if any. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the respective Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase.

In addition to fund-level advisory fee breakpoints, the Board also considered the Funds’ complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are generally reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. In addition, with the acquisition of the funds previously advised by FAF Advisors, Inc., the Board noted that a portion of such funds’ assets at the time of acquisition were deemed eligible to

80	Nuveen Investments

be included in the complex-wide fee calculation in order to deliver fee savings to shareholders in the combined complex and such funds were subject to differing complex-level fee rates.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits

In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered, among other things, any sales charges, distribution fees and shareholder services fees received and retained by the Funds’ principal underwriter, an affiliate of the Advisor, which includes fees received pursuant to any 12b-1 plan. The Independent Board Members, therefore, considered the 12b-1 fees retained by Nuveen during the last calendar year.

In addition to the above, the Independent Board Members considered whether the Fund Advisers received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Funds and other clients. The Independent Board Members recognized that the Advisor has the authority to pay a higher commission in return for brokerage and research services if it determines in good faith that the commission paid is reasonable in relation to the value of the brokerage and research services provided and may benefit from such soft dollar arrangements. In addition, the Independent Board Members considered that the Sub-Advisor may benefit from its soft dollar arrangements pursuant to which it receives research from brokers that execute a Fund’s portfolio transactions. Similarly, the Board recognized that the research received pursuant to soft dollar arrangements by a Fund Adviser may also benefit a Fund and shareholders to the extent the research enhances the ability of the Fund Adviser to manage the Fund. The Independent Board Members noted that the Fund Advisers’ profitability may be somewhat lower if they did not receive the research services pursuant to the soft dollar arrangements and had to acquire such services directly.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of each Advisory Agreement are fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services provided to each Fund and that the Funds’ Advisory Agreements be renewed.

II.

Nuveen Santa Barbara Global Dividend Growth Fund

The Board is responsible for approving advisory arrangements for the Global Dividend Fund (for purposes of this Section II, the “Fund”) and at a meeting held on May 21-23, 2012 (for purposes of this Section II, the “Meeting”) considered and approved the investment management agreement (for purposes of this Section II, the “Investment Management Agreement”) between the Fund and the Advisor and the investment sub-advisory agreement (for purposes of this Section II, the “Sub-Advisory Agreement”) between the Advisor and the Sub-Advisor, on behalf of the Fund. For purposes of this Section II, the Advisor and the Sub-Advisor are each hereafter a “Fund Adviser” and the Investment Management Agreement and the Sub-Advisory Agreement are each hereafter an “Advisory Agreement.”

To assist the Board in its evaluation of an Advisory Agreement with a Fund Adviser at the Meeting, the Independent Board Members had received, in adequate time in advance of the Meeting or at other meetings, materials which outlined, among other things:

•	the nature, extent and quality of services expected to be provided by the Fund Adviser;

•	the organization of the Fund Adviser, including the responsibilities of various departments and key personnel;

•	the expertise and background of the Fund Adviser with respect to the Fund’s investment strategy;

•	certain performance-related information (as described below);

•	the profitability of Nuveen Investments, Inc. (“Nuveen”);

•	the proposed management fees of the Fund Adviser, including comparisons of such fees with the management fees of comparable funds;

•	the expected expenses of the Fund, including comparisons of the Fund’s expected expense ratio with the expense ratios of comparable funds; and

•	the soft dollar practices of the Fund Adviser, if any.

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(Unaudited) (continued)

At the Meeting, the Advisor made a presentation to and responded to questions from the Board. During the Meeting, the Independent Board Members also met privately with their legal counsel to review the Board’s duties under the 1940 Act, the general principles of state law in reviewing and approving advisory contracts, the standards used by courts in determining whether investment company boards of directors have fulfilled their duties, factors to be considered in voting on advisory contracts and an adviser’s fiduciary duty with respect to advisory agreements and compensation. It is with this background that the Independent Board Members considered the Advisory Agreements. As outlined in more detail below, the Independent Board Members considered all factors they believed relevant with respect to the Fund, including the following: (a) the nature, extent and quality of the services to be provided by the Fund Advisers; (b) investment performance, as described below; (c) the advisory fees and costs of the services to be provided to the Fund and the profitability of the Fund Advisers; (d) the extent of any anticipated economies of scale; (e) any benefits expected to be derived by the Fund Advisers from their relationships with the Fund; and (f) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Fund’s Advisory Agreements.

A. Nature, Extent and Quality of Services

The Independent Board Members considered the nature, extent and quality of the respective Fund Adviser’s services, including advisory services and administrative services. As the Advisor and the Sub-Advisor already serve as adviser and sub-adviser, respectively, to other Nuveen funds overseen by the Board Members, the Board has a good understanding of each such Fund Adviser’s organization, operations and personnel. As the Independent Board Members meet regularly throughout the year to oversee the Nuveen funds, including funds currently advised by the Fund Advisers, the Independent Board Members have relied upon their knowledge from their meetings and any other interactions throughout the year of the respective Fund Adviser and its services in evaluating the Advisory Agreements.

At the Meeting and at other meetings, the Independent Board Members reviewed materials outlining, among other things, the respective Fund Adviser’s organization and business; the types of services that such Fund Adviser or its affiliates provide to the Nuveen funds and are expected to provide to the Fund; and the experience of the respective Fund Adviser with applicable investment strategies. Further, the Independent Board Members have evaluated the background and experience of the Fund Adviser’s investment personnel.

In addition to advisory services, the Independent Board Members have considered the quality and extent of administrative and other non-investment advisory services to be provided. In this regard, the Advisor is expected to provide the Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by others for the Fund) and officers and other personnel as are necessary for the operations of the Fund. In addition to investment management services, the Advisor and its affiliates will provide the Fund with a wide range of services, including, among other things, product management, investment services (such as oversight of investment policies and procedures, risk management, and pricing), fund administration, oversight of service providers, shareholder services and communications, administration of Board relations, regulatory and portfolio compliance and legal support. The Independent Board Members also recognized that the Advisor would oversee the Sub-Advisor.

In evaluating the services of the Sub-Advisor, the Independent Board Members noted that the Sub-Advisor was generally expected to supply portfolio investment management services to the Fund. In addition, the Board Members recognized the Sub-Advisor’s experience, philosophy, and investment process.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services expected to be provided to the Fund under each Advisory Agreement were satisfactory.

B. Investment Performance

The Fund was new and therefore did not have its own performance history. However, the Independent Board Members are familiar with the performance records of other Nuveen funds advised by the Advisor and sub-advised by the Sub-Advisor.

The Independent Board Members recognized that the portfolio manager who was expected to manage the Fund had managed the Sub-Advisor’s dividend growth strategy since its inception in 2004 and also served as a portfolio manager to other funds in the Nuveen fund family, including the Nuveen Santa Barbara Dividend Growth Fund since its inception in 2006. In that regard, the Independent Board Members reviewed certain performance information relating to the Santa Barbara Dividend Growth Fund, including trailing performance for the year-to-date, one-year, three-year, five-year and since inception periods ending March 31, 2012 and calendar year performance for 2007 through 2011.

C. Fees, Expenses and Profitability

1. Fees and Expenses

In evaluating the management fees and expenses that the Fund was expected to bear, the Independent Board Members considered, among other things, the Fund’s proposed management fee structure, the rationale for its proposed fee levels, and its expected expense ratio in absolute terms as well as compared with the fees and expense ratios of comparable funds. In this regard, the Independent Board Members reviewed, among other things, comparative data pertaining to the management fees of the funds comprising the Lipper global large-cap growth category. In addition, the Independent Board Members noted that the proposed management fees were consistent with those of other existing comparable funds managed by the Sub-Advisor.

82	Nuveen Investments

In addition, the Independent Board Members considered the fund-level breakpoint schedule and the complex-wide breakpoint schedule (described in further detail below) and any applicable fee waivers and expense reimbursements expected to be provided. Based on their review of the fee and expense information provided, the Independent Board Members determined that the Fund’s management fees were reasonable in light of the nature, extent and quality of services to be provided to it.

2. Comparisons with the Fees of Other Clients

Due to their experience with other Nuveen funds, the Board Members were familiar with the nature of services and range of fees offered by the Advisor to other clients. Such other clients include separately managed accounts (both retail and institutional accounts), collective trusts, foreign investment funds offered by Nuveen and funds that are not offered by Nuveen but are sub-advised by one of Nuveen’s investment management teams. In evaluating the comparisons of fees, the Independent Board Members have noted, at the Meeting or at other meetings, that the fee rates charged to a fund (such as the Fund) and charged to other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Fund. Accordingly, the Independent Board Members have considered the differences in the product types, including, but not limited to, the services to be provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members have noted, in particular, that the range of services as described above to be provided to a fund (such as the Fund) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the various products, particularly the extensive services to be provided to the Fund, the Independent Board Members believe such facts justify the different levels of fees.

In considering the fees of the Sub-Advisor, the Independent Board Members are familiar with the pricing schedule or fees that the Sub-Advisor charges for similar investment management services for other Nuveen funds, funds of other sponsors (if any), and other clients (such as retail and/or institutional managed accounts).

3. Profitability of Fund Advisers

In conjunction with its review of fees, the Independent Board Members have considered the profitability of Nuveen for its advisory activities and its financial condition. At the Meeting or other meetings, the Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability. They also reviewed certain publicly available financial information included in a report dated March 21, 2012, certain Nuveen business and financial information dated February 15, 2012, and Nuveen’s 2011 consolidated financial statements. The Independent Board Members have also considered, at the Meeting or at other meetings, Nuveen’s revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with comparable assets under management (based on asset size and asset composition).

In reviewing profitability, the Independent Board Members have recognized the Advisor’s continued investment in its business to enhance its services, including capital improvements to investment technology, updated compliance systems, and additional personnel in compliance, risk management, and product development as well as its ability to allocate resources to various areas of the Advisor as the need arises. In addition, in evaluating profitability, the Independent Board Members have also recognized the subjective nature of determining profitability which may be affected by numerous factors, including the allocation of expenses. Further, the Independent Board Members have recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members have reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members have recognized Nuveen’s investment in its fund business. Based on their review, the Independent Board Members concluded that the Advisor’s level of profitability for its advisory activities was reasonable in light of the services to be provided.

With respect to sub-advisers affiliated with Nuveen, including the Sub-Advisor, the Independent Board Members have reviewed the sub-adviser’s revenues, expenses and profitability margins (pre- and post-tax) for its advisory activities and the methodology used for allocating expenses among the internal sub-advisers. Based on their review, the Independent Board Members were satisfied that the Sub-Advisor’s level of profitability was reasonable in light of the services to be provided to the Fund.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other amounts expected to be paid to a Fund Adviser by the Fund as well as any indirect benefits (such as soft dollar arrangements, if any) the respective Fund Adviser and its affiliates are expected to receive that are directly attributable to the management of the Fund, if any. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Fund. Based on their review of the overall fee arrangements of the Fund, the Independent Board Members determined that the advisory fees and expected expenses of the Fund were reasonable.

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Annual Investment Management Agreement Approval Process

(Unaudited) (continued)

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. The Independent Board Members therefore considered whether the Fund could be expected to benefit from any economies of scale. One method to help ensure that the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component. Accordingly, the Independent Board Members received and reviewed the schedule of proposed advisory fees for the Fund, including fund-level breakpoints thereto.

In addition to fund-level advisory fee breakpoints, the Board also considered the Fund’s complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex, including the Fund, are generally reduced as the assets in the fund complex reach certain levels. In evaluating the complex-wide fee arrangement, the Independent Board Members have considered that the complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with the Fund’s shareholders when assets under management increase.

E. Indirect Benefits

In evaluating fees, the Independent Board Members also considered information regarding potential “fall out” or ancillary benefits that a Fund Adviser or its affiliates may receive as a result of its relationship with the Fund. In this regard, the Independent Board Members considered, among other things, any sales charges, distribution fees and shareholder services fees expected to be received and retained by the Fund’s principal underwriter, an affiliate of the Advisor, including fees to be received pursuant to any 12b-1 plan.

In addition to the above, the Independent Board Members considered whether the Fund Advisers will receive any benefits from soft dollar arrangements whereby a portion of the commissions paid by the Fund for brokerage may be used to acquire research that may be useful to a Fund Adviser in managing the assets of the Fund and other clients. The Independent Board Members recognized that the Advisor has the authority to pay a higher commission in return for brokerage and research services if it determines in good faith that the commission paid is reasonable in relation to the value of the brokerage and research services provided and may benefit from such soft dollar arrangements. In addition, the Independent Board Members considered that the Sub-Advisor may benefit from its soft dollar arrangements pursuant to which it receives research from brokers that execute the Fund’s portfolio transactions. Similarly, the Board recognized that the research received pursuant to soft dollar arrangements by a Fund Adviser may also benefit the Fund and shareholders to the extent the research enhances the ability of the Fund Adviser to manage the Fund. The Independent Board Members noted that the Fund Advisers’ profitability may be somewhat lower if they did not receive the research services pursuant to the soft dollar arrangements and had to acquire such services directly.

Based on their review, the Independent Board Members concluded that any indirect benefits expected to be received by a Fund Adviser as a result of its relationship with the Fund were reasonable and within acceptable parameters.

F. Approval

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including a majority of the Independent Board Members, concluded that the terms of the Investment Management Agreement and Sub-Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services to be provided to the Fund and that the Investment Management Agreement and Sub-Advisory Agreement should be and were approved on behalf of the Fund.

84	Nuveen Investments

Notes

Nuveen Investments	85

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

Lipper Equity Income Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Equity Income Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Lipper Global Large-Cap Growth Classification Average: Represents the average annualized return for all reporting funds in the Lipper Large-Cap Growth Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Lipper Global Multi-Cap Growth Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Global Multi-Cap Growth Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Lipper International Multi-Cap Growth Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper International Multi-Cap Growth Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Lipper Multi-Cap Growth Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Multi-Cap Growth Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

MSCI World Index: A free float-adjusted market capitalization weighted index designed to track the equity market performance of developed markets. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

MSCI EAFE Index: The MSCI (Morgan Stanley Capital International) EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization weighted index designed to measure developed market equity performance, excluding the U.S. and Canada. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Net Assets Value (NAV): The net market value of all securities held in a portfolio.

Net Assets Value (NAV) per Share: The market value of one share of a mutual fund or closed-end fund. For a Fund, the NAV is calculated daily by taking the Fund’s total assets (securities, cash, and accrued earnings), subtracting the Fund’s liabilities, and dividing by the number of shares outstanding.

Russell 1000® Growth Index: An index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

S&P 500® Index: An unmanaged index generally considered representative of the U.S. stock market. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

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Additional Fund Information

Fund Manager

Nuveen Fund Advisors, Inc.

333 West Wacker Drive

Chicago, IL 60606

Sub-Adviser

Santa Barbara Asset Management, LLC

820 State Street

5th Floor

Santa Barbara, CA 93101

Legal Counsel

Chapman and Cutler LLP

Chicago, IL

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Chicago, IL

Custodian

State Street Bank & Trust Company

Boston, MA

Transfer Agent and Shareholder Services

Boston Financial

Data Services, Inc.

Nuveen Investor Services

P.O. Box 8530

Boston, MA 02266-8530

(800) 257-8787

Distribution Information: The following Funds hereby designate their percentages of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction (“DRD”) for corporations and their percentages as qualified dividend income (“QDI”) for individuals under Section 1 (h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

Fund	% of DRD	% of QDI
Nuveen Santa Barbara Dividend Growth Fund	100%	100%
Nuveen Santa Barbara Global Growth Fund	3.31%	12.41%
Nuveen Santa Barbara Growth Fund	100%	100%
Nuveen Santa Barbara International Growth Fund	1.67%	100%

Quarterly Portfolio of Investments and Proxy Voting Information: You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities are available without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. FINRA also provides an investor brochure that includes information describing the Public Disclosure Program.

Nuveen Investments	87

Nuveen Investments:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the long-term goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates-Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management, and Gresham Investment Management. In total, Nuveen Investments managed $212 billion as of June 30, 2012.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com

MAN-SANTB-0712D

Mutual Funds

Nuveen Equity Funds

For investors seeking the potential for long-term capital appreciation.

Annual Report

July 31, 2012

Share Class / Ticker Symbol

Fund Name	Class A	Class B	Class C	Class R3	Class I
Nuveen Tradewinds Emerging Markets Fund	NTEAX	—	NTECX	NTERX	NTEIX
Nuveen Tradewinds Global All-Cap Fund	NWGAX	NWGBX	NWGCX	NGARX	NWGRX
Nuveen Tradewinds Global Resources Fund	NTGAX	—	NTGCX	NTGQX	NTRGX
Nuveen Tradewinds International Value Fund	NAIGX	NBIGX	NCIGX	NTITX	NGRRX
Nuveen Tradewinds Japan Fund	NTJAX	—	NTJCX	—	NTJIX
Nuveen Tradewinds Small-Cap Opportunities Fund	NTSAX	—	NTSCX	NTSRX	NTSIX

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Chairman’s

Letter to Shareholders

Dear Shareholders,

Investors have many reasons to remain cautious. The challenges in the Euro area are casting a shadow over global economies and financial markets. The political support for addressing fiscal issues is eroding as the economic and social impacts become more visible. At the same time, member nations appear unwilling to provide adequate financial support or to surrender sufficient sovereignty to strengthen the banks or unify the Euro area financial system. The gains made in reducing deficits, and the hard-won progress on winning popular acceptance of the need for economic austerity, are at risk. To their credit, European political leaders press on to find compromise solutions, but there is increasing concern that time will begin to run out.

In the U.S., strong corporate earnings have enabled the equity markets to withstand much of the downward pressures coming from weakening job creation, slower economic growth and political uncertainty. The Fed remains committed to low interest rates and announced on September 13, 2012 (after the close of this reporting period) another program of quantitative easing (QE3) to continue until mid-2015. Pre-election maneuvering has added to the already highly partisan atmosphere in Congress. The end of the Bush-era tax cuts and implementation of the spending restrictions of the Budget Control Act of 2011, both scheduled to take place at year-end, loom closer.

During the last year, U.S. based investors have experienced a sharp decline and a strong recovery in the equity markets. The experienced investment teams at Nuveen keep their eye on a longer time horizon and use their practiced investment disciplines to negotiate through market peaks and valleys to achieve long-term goals for investors. Experienced professionals pursue investments that will weather short-term volatility and at the same time, seek opportunities that are created by markets that overreact to negative developments. Monitoring this process is an important consideration for the Fund Board as it oversees your Nuveen Fund on your behalf.

As always, I encourage you to contact your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner

Chairman of the Board

September 21, 2012

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Portfolio Managers’ Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

All of these Funds feature portfolio management by Tradewinds Global Investors, LLC, (“Tradewinds”) an affiliate of Nuveen Investments. During the reporting period, Tradewinds announced that Dave Iben, Co- President and Chief Investment Officer of Tradewinds, had decided to leave the firm during the second calendar quarter. Emily Alejos and Andrew Thelen have assumed investment leadership and oversight responsibilities, now serving as Co-Chief Investment Officers for Tradewinds. As integral members of the Tradewinds investment team, Emily and Andrew each brings significant investment experience to the next stage of Tradewinds’ development. They also co-manage the Global All-Cap Fund and the Global Resources Fund. Peter Boardman is the portfolio manager for International Value Fund and the Japan Fund. Emily Alejos and Michael Hart co-manage the Emerging Markets Fund and Andrew Thelen manages the Small-Cap Opportunities Fund.

The portfolio manager changes did not result in any changes to the principles followed in managing the Funds’ investments. These principles are designed to create portfolios built of companies with sustainable franchises which we believe to be trading at a discount to their intrinsic worth. The characteristics of the Funds’ portfolios tend to differ significantly from those of their given benchmarks, given the bottom-up nature of the process.

The Funds generally underperformed their benchmarks during the reporting period, sometimes by a wide margin. Because of widespread fear driven by economic uncertainty, investors during the period were more focused on buying companies with strong short term earnings visibility, even if those companies were trading at elevated valuation levels, rather than those companies we believe offer good long term prospects and are undervalued in the market place. Notwithstanding the resulting poor performance of our investment strategies over the period, we remain committed to our long-held value philosophy and research-centric process. We constantly reassess our holdings to determine sustainability of their business franchises, so we believe our companies have defensible market positions that will allow us to maintain our investment in them to a time when their compelling characteristics become more broadly accepted. The extended relative outperformance of growth-oriented approaches seems to be overdone, and we are recently seeing progress toward stabilization of our Funds’ absolute and relative performance.

We note that our firm experienced some measure of redemption activity following our recent management transition, as sometimes occurs during such changes. Because our Funds often select unique, smaller securities with strong long-term potential, and therefore have portfolios that often diverge notably from benchmarks, the short-term pressure of redemptions added to the impact of the growth-favoring sentiment mentioned above, also contributing to the significant underperformance.

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In the following discussion, the portfolio managers review economic and equity market conditions, discuss their management strategies and the performance of the Funds during the twelve-month period ended July 31, 2012.

What factors affected the economic and global equity market conditions during the twelve-month reporting period ending July 31, 2012?

The global equity markets experienced elevated volatility during the third and fourth quarters of 2011. Erratic market movement often served as a proxy for equally inconsistent investor sentiment regarding rising peripheral Eurozone bond yields and the political efforts to both reduce those yields and avoid contagion in core Eurozone nations. Global markets rebounded in the first quarter of 2012, behaving similarly to the previous quarter in several areas. The quarter saw positive returns in broad indices, a typical cyclical rally, though the trajectory of gains was more pronounced than the previous quarter. In related movement, the VIX volatility index declined, ending the first quarter at a five-year low and implying a generally confident view among investors. Unseasonably warm U.S. weather may have led in part to an unusually high ratio of job growth to GDP growth, as well as diminished demand for select energy commodities such as natural gas and coal. Precious metals investors were indecisive throughout the last two quarters, responding to fluctuating economic data and wavering perceptions regarding the likelihood of further monetary stimulus. A fairly sharp decline in emerging market equities seems to have bottomed near the beginning of the fourth quarter, beginning a rise that continued through the first quarter. The European Central Bank saw a need for long-term refinancing operations to support stressed Eurozone banks, with the high volume €489 billion effort in the fourth quarter of 2011 eclipsed by the even higher volume €530 billion auction in the first quarter of 2012.

Following two quarters of strong market returns, the second quarter of 2012 saw international equity declines driven by macro uncertainty in all major regions. A lack of clear policy direction from Eurozone leaders has affected record low yields on U.S. and German bonds as investors flocked to these perceived safe havens. Spain and Italy have joined Greece in the news spotlight, with many commentators having forgotten Portugal and Ireland for now; it is unclear exactly how the complex, interconnected issues of the Eurozone will play out. Liquidity efforts may buy some time, but the foundational concerns have yet to be addressed. Indicators of slowing growth in China have also negatively impacted markets, with mixed policy response messages from Beijing failing to dampen these effects. Nearby, Putin is once again president of Russia, vowing business-friendly reform which has been met with a wait-and-see attitude by many investors. Also nearby, Japan’s parliament approved contested legislation near the end of the quarter to double the country’s national sales tax rate by 2015, in an effort to address that nation’s tremendous debt load.

How did the Funds perform during the twelve-month period ended July 31, 2012?

The tables in the Fund Performance and Expense Ratios section of this report provide Class A Share total returns for the Funds for the one-year, five-year, ten-year and since

6	Nuveen Investments

inception periods ended July 31, 2012. Each Fund’s Class A Share total returns at net asset value (NAV) are compared with the performance of their corresponding market indexes and Lipper average. A more detailed account of each Fund’s performance is provided later in this report.

As disciplined long-term investors, we believe in the importance of well-informed conviction in the face of challenging performance and that carefully built positions based on independent-minded research will generally be rewarded over a full investment cycle. Our company by company views are driven by rigorous, fundamental, grass-roots research conducted by our global sector analysts. This work helps us to robustly determine our estimate of a company’s intrinsic value and helps us to evaluate if we are being offered attractive values as the market provides lower prices. Additionally, our research provides us with perspective on when to trim positions as companies approach what we believe is their fair value. This gives us the resolve to maintain our principles during periods of underperformance.

What strategies were used to manage the Funds during the reporting period? How did these strategies influence performance?

Nuveen Tradewinds Emerging Markets Fund

The Fund’s Class A Shares at net asset value (NAV) underperformed both the comparative index and the Lipper classification average for the twelve-month period ending July 31, 2012.

The Fund seeks to provide long-term capital appreciation by investing in emerging market companies, selected using a disciplined, value oriented process. Under normal market conditions, at least 80% of the Fund’s net assets are invested in securities of emerging market issuers. The Fund invests primarily in equity securities, but it may invest up to 20% of its net assets in debt securities of companies located in emerging market countries. The Fund’s investment strategy is not designed to track the performance of any specific benchmark.

With regard to country exposure, the Fund was overweight in Russia and Egypt and underweight in China and Taiwan during the period. On a sector level, the Fund was relatively overweight materials and underweight information technology. The energy and consumer discretionary sectors were the primary detractors from relative performance. The Fund’s allocation and stock selection in the financials and industrials sectors helped mitigate a portion of the Fund’s relative underperformance.

The Fund’s top contributor to performance was Safaricom Limited, the largest wireless service provider in Kenya. An end to a price war and a decrease in further regulatory intervention helped the stock rally to the top spot during the period.

The Fund’s financials holdings outperformed relative to the benchmark, led by Sberbank of Russia. Sberbank is the dominant financial institution in the country with over 19,000 retail branches and aggregated retail deposits representing over 45% of the entire Russian banking system. The bank recently made two acquisitions at reasonable prices, which highlight the continued discipline and acumen of the bank’s management team.

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The Fund’s industrials sector outperformed on a relative basis, with Embraer SA ADR, a Brazilian aerospace company that designs, manufactures and sells aircraft for the commercial, executive and defense markets, as a top performer. Embraer benefited from a declining Brazilian Real versus the U.S. dollar, a growing appetite for its products from emerging markets clients and assistance from the Brazilian government in the form of relaxed export taxes.

Wireless communications provider NII Holdings, Inc. was the largest detractor from performance. The company lowered revenue guidance and incurred higher customer acquisition costs during the period. NII is going through a re-branding operation as the company is rolling out 3G technology across Latin America. We remain positive about the company’s prospects and have continued to find current valuations compelling.

Federal Hydrogenerating, also known as RusHydro OJSC, a Russian hydroelectricity company and the country’s largest power generating producer, considerably underperformed for the period. We believe RusHydro is among the least expensive nuclear and hydro power producers in the world and we took advantage of this weakness to increase our position in the firm.

Energy was a poor performing sector, both on an absolute and relative basis, with Niko Resources Limited as a main detractor to performance. Niko is a Canadian-based independent, international oil and gas company with operations in India, Bangladesh, Indonesia, Kurdistan, Trinidad, Madagascar and Pakistan. There were concerns about sufficient liquidity, a reduction in reserves in India, and the company announced the abandonment of the Candralila-1 well in Indonesia due to mechanical issues. These updates continue to weigh on the stock in the short-term, and we are adjusting our level of exposure to the company in accordance with our level of conviction.

Nuveen Tradewinds Global All-Cap Fund

The Fund’s Class A Shares at net asset value (NAV) underperformed the MSCI All Country World Index and its Lipper classification average for the twelve-month period ended July 31, 2012.

Over this reporting period, the Fund continued to pursue its investment strategy of seeking long-term capital appreciation by investing primarily in a diversified global portfolio of value equity securities. Our basic investment philosophy continued to be to search for good or improving business franchises around the globe whose securities were selling at a discount to what we believed to be their intrinsic value. Under normal market conditions, the Fund will invest at least 40%, and may invest up to 75%, of its net assets in non-U.S. equity securities. The Fund may invest up to 25% of its net assets in equity securities of companies located in emerging market countries. No more than 35% of the Fund’s net assets may be invested in equity securities of companies located in a single non-U.S. country. The Fund’s investment strategy is not designed to track the performance of any specific benchmark.

The Fund’s country exposure remained overweight in Japan and underweight in the U.S during the period. On a sector level, the Fund continued to be relatively overweight materials and underweight financials. Stock selection in both materials and energy sectors was the primary detractor from relative performance. The Fund’s underweight in

8	Nuveen Investments

financials, as well as cash balance, which is a residual of our investment process, helped mitigate a portion of the Fund’s relative underperformance.

Two top detractors to performance were utilities sector holdings. Electricite de France S.A. (EDF) is a French integrated energy company, the leading electricity producer in Europe and the largest nuclear plant operator in the world. The Fund’s holding suffered, in our opinion, due to concerns about the French government setting low tariffs for wholesale and retail electricity, and fears of additional capital expenditure following the Fukushima accident in Japan.

Federal Hydrogenerating, also known as RusHydro OJSC, a Russian hydroelectricity company and the country’s largest power-generating producer, was another detractor from performance. We believe both EDF and Federal Hydrogenerating are among the least expensive nuclear and hydro power producers in the world and took advantage of weakness to increase the positions.

Another performance detractor was materials sector holding Newcrest Mining Ltd., a gold mining firm, which also produces copper as a byproduct of its activities. Given its greater exposure to the price of gold following its relatively recent acquisition of Papua New Guinea mining company Lihir Gold, the company’s shares suffered from weakness in gold spot prices during the period. We continue to see the company’s abundant reserves, relatively large production volumes and diversified mining assets as attractive at current prices.

Two top performance contributors during the period belong to the technology sector. Western Digital Corp. is one of the largest computer hard disk drive manufacturers in the world. The stock rallied in November after the European Commission conditionally approved the company’s acquisition of Hitachi Global Storage Technology. Microsoft Corp. is the world’s largest software company with a growing presence in online and mobile services. In our view, the company is expected to have 35-40% normalized operating margins and major upgrades throughout the next few years, which we believe will drive sales upwards.

Also contributing to performance was consumer discretionary sector holding Wal-Mart Stores Inc., the world’s largest retailer. The stock price rallied when the company provided sales, expenses and income guidance, and reiterated its success in earnings per share and annual dividend growth during Investor Day held in October.

Nuveen Tradewinds Global Resources Fund

The Fund’s Class A Shares at net asset value (NAV) underperformed the MSCI All Country World Index (ACWI) and the Lipper classification average for the twelve-month period ended July 31, 2012.

The Fund seeks to provide long-term capital appreciation by investing in a global portfolio of securities focused on global energy and natural resource companies and companies in associated businesses, as well as utilities. Under normal market conditions, the Fund invests at least 80% of its net assets in these companies. In addition, under normal market conditions, the Fund will invest at least 40% of its net assets in non-U.S. equity securities, and the Fund may invest up to 50% of its net assets in equity securities of companies located in emerging market countries. No more than 35% of the Fund’s net assets may be invested in equity securities of companies located in a single non-U.S. country, other than Canada.

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The Fund’s energy sector holdings detracted the most from performance during the period. Specifically Eastern Platinum, Bankers Petroleum Ltd. and Niko Resources Limited all detracted from performance. Eastern Platinum is a company that mines and develops platinum deposits located in South Africa. The company faced challenges in 2011, not only because platinum prices decreased by 20% but also labor unrest translated into a loss of production. The company chose to cut high cost production and entered a cash preservation mode. We believe the company has a strong organic growth profile and sufficient cash flow for the next 3-4 years. Throughout the reporting period, we believed the stock was undervalued and added to this name.

Bankers Petroleum is a Canadian-based oil and gas exploration and production company with operations in Albania. A bottom performer, the company had reservoir complexity concerns and production misses. We continue to believe in their focus on developing the largest onshore oil field in Continental Europe, huge thermal recovery potential, attractive country fiscal terms and a focused management team and board are positive, long-term attributes.

Niko Resources Limited is a Canadian-based independent, international oil and gas company with operations in India, Bangladesh, Indonesia, Kurdistan, Trinidad, Madagascar and Pakistan. There were concerns about sufficient liquidity, a reduction in reserves in India and the company announced the abandonment of the Candralila-1 well in Indonesia due to mechanical issues. These updates continue to weigh on the stock in the short-term, and we are adjusting our level of exposure to the company in accordance with our level of conviction.

Several positions performed well during the reporting period, including, Nexen, Inc., a global energy company with operations in the UK, Gulf of Mexico and West Africa. At the end of the reporting period, China National Offshore Oil Corp. (CNOOC) Ltd. struck a $15.1 billion deal to buy Nexen. The CNOOC offer represented an approximate 60% premium to the stock’s prior-day closing price. With the stock fully valued and with future gains capped by the relatively small arbitration value (discounting the risk of the deal closing), we elected to sell our position.

Also positively contributing to performance was Agco Corporation, a leading manufacturer and distributor of professional farm equipment throughout the world. The company is well positioned to grow from substantial global drivers of food, feed, and fuel production. Agco benefits from structural growth in demand for farm mechanization as well as efficiency enhancing opportunities, which allow it to increase margins and earnings power on an ongoing basis.

Lastly, Freeport-McMoRan Copper & Gold, the largest publicly traded copper producer and molybdenum producer, outperformed as well. The company controls Grasberg, an Indonesian mine known as one of the largest gold mines and number one copper mine in terms of reserves. In addition, they commissioned Tenke, a new mine in Democratic Republic of Congo. The company remains well capitalized. We took advantage of market fears of the global economic slowdown in the later part of 2011, buying shares at an attractive valuation. During the first quarter of 2012, we sold out of the name when the stock price appreciated.

10	Nuveen Investments

Nuveen Tradewinds International Value Fund

The Fund’s Class A Shares at net asset value (NAV) underperformed the MSCI EAFE Index and outperformed the Lipper classification average for the twelve-month period ended July 31, 2012.

Our investment strategy remained focused on seeking companies with strong franchises whose shares were trading at a significant discount to what we believed to be their intrinsic value. Under normal market conditions, the Fund invests primarily in non-U.S. equity securities issued in developed countries, but it may invest up to 20% of its net assets in equity securities of companies located in emerging market countries. No more than 35% of the Fund’s net assets may be invested in equity securities of companies located in a single non-U.S. country. The Fund’s investment strategy is not designed to track the performance of any specific benchmark.

During the reporting period, global economic dislocations were a persistent theme as the winds that propelled the world’s economies from their lows began to stall at the start of the third quarter in 2011. As Europe’s perpetual and evolving economic upheaval kept investment markets on edge, economies were further pressured from announcements of slowing growth. In China, growth began to slow, and Beijing worked to avoid a feared hard landing while reigning in inflation amidst a drop in domestic demand. In Brazil, anemic growth caused manufacturers to cut back in investments as lower foreign demand and higher costs affected the bottom line. Domestically, investor confidence was further weakened by Congressional negotiations over the debt ceiling and the Standard & Poor’s unprecedented downgrade of the U.S.’s debt rating. Against a strained economic canvas, global equities faltered unable to gain traction with investors shifting to a risk-off stance awaiting the outcome of November’s U.S. Presidential election and a more permanent solution to Europe’s woes.

The Fund was challenged across several sectors. Weakness within the information technology and the materials sectors depressed returns versus the benchmark on a relative basis. Furthermore, the U.S dollar rallied under Euro pressure and detracted from returns for both the Fund and Index on a U.S. dollar basis.

We had several positions that detracted from performance including Nokia Corporation and FUJIFILM Holdings Corp., within the information technology sector. Nokia Corporation, a leading manufacturer of mobile technology has suffered over the last year as deterioration within the handset market has coincided with Nokia’s adoption of Microsoft Windows Smartphone operating system (OS). As a leader in mobile technology, we believe Nokia’s share price reflects these concerns and should provide some upside, as the company addresses their headwinds. Also detracting from performance was FUJIFILM Holdings Corp, a leading provider of imaging, document and information solutions. FUJIFILM saw profits fall as they contended with the aftermath from natural disasters in both Japan (earthquake) and Thailand (flooding), a stronger yen effecting exports and increased costs associated with electronic materials. Capitalizing on the yen’s strength, the company has taken advantage of their strong balance sheet to acquire businesses at reasonable valuations, diversifying their business.

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Lastly, Kinross Gold Corporation in the materials sector contributed negatively to performance. The company is engaged primarily in the production, acquisition, exploration and development of gold properties. We believed that Kinross was attractively valued with strong potential. However, since last summer’s peak, spot gold prices have not declined in value to the same degree as the equity markets, in part from expectations for additional quantitative easing measures by the Federal Reserve. As global economies have contracted, gold companies have fallen sharply within the materials sector, as equity values have disconnected from the spot metal price and have generally underperformed.

While the Fund benefited from its relative overweight position in the telecommunication services sector versus its benchmark, individual holdings contributed significantly. In particular, energy firm Nexen, Inc. and global transportation company TNT Express NV positively contributed to performance.

Nexen, Inc., a Canadian oil and gas company, with operations in conventional gas and oil, oils sands and shale gas was acquired by CNOOC, in July 2012, with an approximate 60% buy out premium to the then stock price. We eliminated the position from the Fund’s portfolio, when the share price moved higher. TNT Express NV, a Netherlands based global transportation and solutions company, bolstered performance after it received an unsolicited offer from UPS in the first quarter of this year and was also subsequently eliminated from the Fund.

Nuveen Tradewinds Japan Fund

The Fund’s Class A Shares at net asset value (NAV) underperformed the MSCI Japan Index and its Lipper classification average for the twelve-month period ended July 31, 2012.

The Fund’s investment objective is to provide long-term capital appreciation by investing primarily in Japanese equity securities. Our basic investment philosophy centers on selecting equity securities through bottom-up fundamental research focusing on both absolute valuation and qualitative measures. The research driven investment process seeks to add value through active management and through research focused on selecting companies that possess opportunities that we believe are misperceived by the market.

Japanese equities declined broadly on an absolute basis during the period. Stock selection within the Fund’s information technology and financial sectors was weaker than that of the benchmark and both were top detractors to relative results. Utility companies overall were the benchmark’s weakest performing sector, posting negative results during the period, the Fund benefited on a relative basis with its lack of exposure to this sector. Relative losses were further offset by investments within the consumer discretionary sector.

FUJIFILM Holdings Corp., a leading provider of imaging, document and information solutions, saw profits fall as they contended with the aftermath from natural disasters in both Japan (earthquake) and Thailand (flooding), a stronger yen effecting exports, and increased costs associated with electronic materials. Capitalizing on the yen’s strength, the company has taken advantage of their strong balance sheet to acquire businesses at reasonable valuations, diversifying their business.

12	Nuveen Investments

As noted, the financial sector detracted from relative Fund performance, as weakness attributed to natural disasters weighed down on one of the portfolio’s larger holdings. MS&AD Insurance Group Holdings Inc. is Japan’s largest underwriter with product segments in both life and non-life insurance. Enduring one of its most challenging periods, the company weathered multiple negative events in 2011, which impacted performance. The company’s earnings did improve late in the period, as claims from the catastrophes lessened.

Utilities were the worst performing sector in the benchmark, as previously mentioned. Not having exposure to utility companies, the Fund’s results benefited on a relative basis. Though the Fund’s consumer discretionary holdings detracted from absolute results, the stock selection for the Fund’s allocation performed better than that of the benchmark. One of the top individual contributors to results, Hakuhodo DY Holdings Inc., was part of the consumer discretionary sector. Engaged in advertising, temporary staffing, real estate leasing, and other business support services, Hakuhodo DY Holdings has benefited as its advertising segment has been buoyed by increased spending in the automobile and beverage industries and from their overall strength in consumer marketing.

Nuveen Tradewinds Small-Cap Opportunities Fund

The Fund’s Class A Shares at net asset value (NAV) underperformed MSCI AC World Small Cap Index and its Lipper classification average for the period since its inception on September 22, 2011 through July 31, 2012.

The Fund seeks long-term capital appreciation using a disciplined, value-oriented process to invest primarily in equity securities of both U.S. and non-U.S. small market capitalization companies. Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of U.S. and non-U.S. companies with market capitalizations between $100 million and $3 billion at the time of purchase. The Fund may invest up to 75% of its net assets in non-U.S. equity securities, including up to 25% of its net assets in equity securities of companies located in emerging market countries.

With regard to country exposure, the Fund was overweight in Canada and underweight in the United States during the reporting period. On a sector level, the Fund was overweight energy and materials and underweight consumer discretionary and information technology. The energy sector was the primary detractor from relative performance while the Fund’s stock selection in consumer staples helped mitigate a portion of the Fund’s relative underperformance.

The Fund’s top contributor to performance was Georgia Gulf Corp., a chemical and vinyl-based building products producer. The company’s stock benefited from Westlake Chemical’s hostile bid, which started at $30/share in January 2012 and increased to $35/share, with the proposal ultimately rejected by Georgia Gulf in May 2012. We exited the position in January 2012 with significant gains.

Shaw Group Inc., a leading global provider of engineering, construction, technology, fabrication, remediation and support services for the energy, chemicals, environmental, infrastructure and emergency response industries, was a significant contributor to performance. In July 2012, CB&I announced its intention to purchase Shaw Group for

Nuveen Investments	13

$46 per share, which represented a 72% premium on Shaw’s previous day closing price per share. We believed Shaw was fairly valued at that level and exited the position.

The Fund’s consumer staples holdings outperformed relative to the benchmark, led by Gruma S.A.B. de C.V., one of the world’s leading manufacturers and distributors of corn and wheat flour and packaged tortilla. During the first quarter of 2012, the market rewarded Gruma’s share price for improving trends across its businesses on the back of successful price increases and improving sales volume.

Energy was a poor performing sector with Niko Resources Limited as the largest detractor from performance. Niko is a Canadian-based independent, international oil and gas company with operations in India, Bangladesh, Indonesia, Kurdistan, Trinidad, Madagascar and Pakistan. There were concerns about sufficient liquidity, a reduction in reserves in India, and the company announced the abandonment of the Candralila-1 well in Indonesia due to mechanical issues. These updates continue to weigh on the stock in the short-term, and we are adjusting our level of exposure to the company in accordance with our level of conviction.

Eastern Platinum, a company that mines and develops platinum deposits located in South Africa, was a main detractor to performance. The company faced challenges in 2011, not only because platinum prices decreased by 20% but also labor unrest translated into a loss of production. We believe the company has a strong organic growth profile and sufficient cash flow for the next three to four years. Throughout the reporting period, we believed the stock was undervalued and added to this name.

Arch Coal, the second largest thermal and metallurgical coal producer in the U.S., also significantly under-performed. Coal stocks have fallen dramatically out of favor due to falling coal prices, significant decline in cyclical demand due in part to an unusually warm winter, and coal to gas switching resulting from sub $2.50 (dollars per thousand cubic feet) gas. We believe Arch Coal should benefit over the long term from growing reserves and production of metallurgical coal and Powder River Basin thermal coal, which is a lower cost and lower polluting American coal.

Risk Considerations

Nuveen Tradewinds Emerging Markets Fund

Mutual fund investing involves risk; principal loss is possible. Equity investments such as those held by the Fund, are subject to market risk, common stock risk, and smaller company risk. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets.

Nuveen Tradewinds Global All-Cap Fund

Mutual fund investing involves risk; principal loss is possible. Equity investments such as those held by the Fund, are subject to market risk, common stock risk, and smaller company risk. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets.

14	Nuveen Investments

Nuveen Tradewinds Global Resources Fund

Mutual fund investing involves risk; principal loss is possible. Equity investments such as those held by the Fund, are subject to market risk, concentration risk, common stock risk, and smaller company risk. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets.

Nuveen Tradewinds International Value Fund

Mutual fund investing involves risk; principal loss is possible. Equity investments such as those held by the Fund, are subject to market risk, and common stock risk. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets.

Nuveen Tradewinds Japan Fund

Mutual fund investing involves risk; principal loss is possible. Equity investments such as those held by the Fund, are subject to market risk, concentration risk, common stock risk, and smaller company risk. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets.

Nuveen Tradewinds Small-Cap Opportunities Fund

Mutual fund investing involves risk; principal loss is possible. Equity investments such as those held by the Fund, are subject to market risk and smaller company risk. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets.

Nuveen Investments	15

[THIS PAGE INTENTIONALLY LEFT BLANK]

16	Nuveen Investments

Fund Performance and Expense Ratios

The Fund Performance and Expense Ratios for each Fund are shown on the following twelve pages.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect a contractual agreement between certain Funds and the investment adviser to waive certain fees and expenses; see Notes to Financial Statements, Footnote 7 — Management Fees and Other Transactions with Affiliates for more information. In addition, returns may reflect a voluntary expense limitation by the Funds’ investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for the Funds’ Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect the Funds’ total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the Funds’ most recent prospectus. The expense ratios include management fees and other fees and expenses.

Nuveen Investments	17

Fund Performance and Expense Ratios (continued)

Nuveen Tradewinds Emerging Markets Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of July 31, 2012

	Average Annual

	1-Year	Since Inception*
Class A Shares at NAV	-30.09%	12.70%
Class A Shares at maximum Offering Price	-34.11%	10.85%
MSCI Emerging Markets Index**	-13.93%	18.99%
Lipper Emerging Markets Funds Classification Average**	-15.36%	17.63%

Class C Shares	-30.62%	11.86%
Class R3 Shares	-30.23%	12.42%
Class I Shares	-29.95%	12.97%

Average Annual Total Returns as of June 30, 2012 (Most Recent Calendar Quarter)

	Average Annual

	1-Year	Since Inception*
Class A Shares at NAV	-33.43%	12.06%
Class A Shares at maximum Offering Price	-37.26%	10.19%
Class C Shares	-33.95%	11.22%
Class R3 Shares	-33.61%	11.76%
Class I Shares	-33.25%	12.34%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plan clients of financial intermediaries. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Gross Expense Ratios	Net Expense Ratios
Class A Shares	1.85%	1.83%
Class C Shares	2.60%	2.58%
Class R3 Shares	2.22%	2.08%
Class I Shares	1.61%	1.58%

The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through November 30, 2012 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.60% (1.85% after November 30, 2012) of the average daily net assets of any class of Fund shares. The expense limitation expiring November 30, 2012 may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

*	Since inception returns are from 12/29/08.

**	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

18	Nuveen Investments

Growth of an Assumed $10,000 Investment as of July 31, 2012 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	19

Fund Performance and Expense Ratios (continued)

Nuveen Tradewinds Global All-Cap Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of July 31, 2012

	Average Annual

	1-Year	5-Year	Since Inception*
Class A Shares at NAV	-19.56%	2.76%	6.33%
Class A Shares at maximum Offering Price	-24.19%	1.55%	5.34%
MSCI All Country World Index (ACWI)**	-3.64%	-2.13%	1.59%
Lipper Global Multi-Cap Value Funds Classification Average**	-8.03%	-3.06%	0.41%

Class B Shares w/o CDSC	-20.16%	1.98%	5.53%
Class B Shares w/CDSC	-23.14%	1.82%	5.53%
Class C Shares	-20.20%	1.98%	5.55%
Class R3 Shares	-19.79%	2.47%	6.04%
Class I Shares	-19.35%	2.99%	6.58%

Average Annual Total Returns as of June 30, 2012 (Most Recent Calendar Quarter)

	Average Annual

	1-Year	5-Year	Since Inception*
Class A Shares at NAV	-18.73%	2.50%	6.41%
Class A Shares at maximum Offering Price	-23.40%	1.29%	5.41%
Class B Shares w/o CDSC	-19.31%	1.73%	5.62%
Class B Shares w/CDSC	-22.32%	1.57%	5.62%
Class C Shares	-19.35%	1.73%	5.63%
Class R3 Shares	-18.94%	2.21%	6.12%
Class I Shares	-18.52%	2.73%	6.67%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plan clients of financial intermediaries. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
Expense Ratios as of Most Recent Prospectus

Expense Ratios
Class A Shares	1.24%
Class B Shares	1.99%
Class C Shares	1.99%
Class R3 Shares	1.49%
Class I Shares	0.99%

*	Since inception returns for Class A, B, C and I Shares, and for the comparative index and Lipper category average, are from 3/28/06. The returns for Class A, B, C and I Shares are actual. The returns for Class R3 Shares are actual for the periods since class inception on 3/03/09; returns prior to class inception are Class I Share returns adjusted for differences in sales charges and expense, which are primarily differences in distribution and service fees.

**	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

20	Nuveen Investments

Growth of an Assumed $10,000 Investment as of July 31, 2012 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	21

Fund Performance and Expense Ratios (continued)

Nuveen Tradewinds Global Resources Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of July 31, 2012

	Average Annual

	1-Year	5-Year	Since Inception*
Class A Shares at NAV	-31.05%	-2.37%	0.61%
Class A Shares at maximum Offering Price	-35.02%	-3.52%	-0.45%
MSCI All Country World Index (ACWI)**	-3.64%	-2.13%	-0.47%
Market Benchmark Composite Index**	-17.32%	-2.89%	1.16%
S&P Global Natural Resources Index**	-17.17%	-1.61%	1.81%
Lipper Global Natural Resources Funds Classification Average**	-22.10%	-4.55%	-0.28%

Class C Shares	-31.55%	-3.10%	-0.14%
Class R3 Shares	-31.18%	-2.64%	0.34%
Class I Shares	-30.85%	-2.14%	0.85%

Average Annual Total Returns as of June 30, 2012 (Most Recent Calendar Quarter)

	Average Annual

	1-Year	5-Year	Since Inception*
Class A Shares at NAV	-32.41%	-3.24%	-0.01%
Class A Shares at maximum Offering Price	-36.31%	-4.38%	-1.07%
Class C Shares	-32.89%	-3.96%	-0.75%
Class R3 Shares	-32.56%	-3.50%	-0.27%
Class I Shares	-32.18%	-2.99%	0.25%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plan clients of financial intermediaries. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Gross Expense Ratios	Net Expense Ratios
Class A Shares	1.50%	1.48%
Class C Shares	2.25%	2.23%
Class R3 Shares	1.76%	1.73%
Class I Shares	1.24%	1.23%

The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through November 30, 2012 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.25% (1.55% after November 30, 2012) of the average daily net assets of any class of Fund shares. The expense limitation expiring November 30, 2012 may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

*	Since inception returns for Class A, C and I Shares, and for the comparative indexes and Lipper classification average, are from 12/15/06. The returns for Class A, B, C and I Shares are actual. The returns for Class R3 Shares are actual for the periods since class inception on 9/29/09, returns prior to class inception are Class I Share returns adjusted for differences in sales charges and expense, which are primarily differences in distribution and service fees.

**	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

22	Nuveen Investments

Growth of an Assumed $10,000 Investment as of July 31, 2012 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	23

Fund Performance and Expense Ratios (continued)

Nuveen Tradewinds International Value Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of July 31, 2012

	Average Annual*

	1-Year	5-Year	10-Year
Class A Shares at NAV	-19.38%	-4.50%	7.45%
Class A Shares at maximum Offering Price	-24.00%	-5.62%	6.81%
MSCI EAFE Index**	-11.45%	-5.61%	6.36%
Lipper International Multi-Cap Core Funds Classification Average**	-22.10%	-5.49%	5.67%

Class B Shares w/o CDSC	-19.99%	-5.22%	6.75%
Class B Shares w/ CDSC	-23.16%	-5.36%	6.75%
Class C Shares	-20.03%	-5.23%	6.58%
Class R3 Shares	-19.62%	-4.77%	7.10%
Class I Shares	-19.18%	-4.26%	7.66%

Average Annual Total Returns as of June 30, 2012 (Most Recent Calendar Quarter)

	Average Annual*

	1-Year	5-Year	10-Year
Class A Shares at NAV	-20.54%	-4.99%	6.27%
Class A Shares at maximum Offering Price	-25.12%	-6.11%	5.64%
Class B Shares w/o CDSC	-21.15%	-5.70%	5.58%
Class B Shares w/ CDSC	-24.27%	-5.84%	5.58%
Class C Shares	-21.14%	-5.70%	5.42%
Class R3 Shares	-20.73%	-5.25%	5.93%
Class I Shares	-20.37%	-4.75%	6.47%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plan clients of financial intermediaries. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

Expense Ratios
Class A Shares	1.32%
Class B Shares	2.07%
Class C Shares	2.07%
Class R3 Shares	1.57%
Class I Shares	1.07%

*	The returns for Class A, B, C and I Shares are actual. The returns for Class R3 Shares are actual for the periods since class inception on 8/04/08; returns prior to class inception are Class I Share returns adjusted for differences in sales charges and expense, which are primarily differences in distribution and service fees.

**	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

24	Nuveen Investments

Growth of an Assumed $10,000 Investment as of July 31, 2012 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	25

Fund Performance and Expense Ratios (continued)

Nuveen Tradewinds Japan Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of July 31, 2012

	Average Annual

	1-Year	Since Inception*
Class A Shares at NAV	-13.83%	1.04%
Class A Shares at maximum Offering Price	-18.80%	-0.61%
MSCI Japan Index**	-12.54%	1.57%
Lipper Japanese Funds Classification Average**	-10.52%	3.99%

Class C Shares	-14.49%	0.29%
Class I Shares	-13.57%	1.31%

Average Annual Total Returns as of June 30, 2012 (Most Recent Calendar Quarter)

	Average Annual

	1-Year	Since Inception*
Class A at NAV	-10.18%	1.49%
Class A at maximum Offering Price	-15.35%	-0.21%
Class C Shares	-10.84%	0.73%
Class I Shares	-9.92%	1.75%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Gross Expense Ratios	Net Expense Ratios
Class A Shares	3.04%	1.48%
Class C Shares	3.77%	2.23%
Class I Shares	2.50%	1.23%

The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through November 30, 2012 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.25% (1.50% after November 30, 2012) of the average daily net assets of any class of Fund shares. The expense limitation expiring November 30, 2012 may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

*	Since inception returns are from 12/29/08.

**	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

26	Nuveen Investments

Growth of an Assumed $10,000 Investment as of July 31, 2012 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	27

Fund Performance and Expense Ratios (continued)

Nuveen Tradewinds Small-Cap Opportunities Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of July 31, 2012

Cumulative

Since Inception*
Class A Shares at NAV	-4.85%
Class A Shares at maximum Offering Price	-10.32%
MSCI AC (All Country) World Small Cap Index**	13.74%
Lipper Global Small/Mid-Cap Funds Classification Average**	10.02%

Class C Shares	-5.45%
Class R3 Shares	-5.05%
Class I Shares	-4.60%

Average Annual Total Returns as of June 30, 2012 (Most Recent Calendar Quarter)

Cumulative

Since Inception*
Class A Shares at NAV	-6.10%
Class A Shares at maximum Offering Price	-11.50%
Class C Shares	-6.70%
Class R3 Shares	-6.30%
Class I Shares	-5.95%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plan clients of financial intermediaries. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Gross Expense Ratios	Net Expense Ratios
Class A Shares	1.56%	1.50%
Class C Shares	2.31%	2.25%
Class R3 Shares	1.81%	1.75%
Class I Shares	1.31%	1.25%

The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through November 30, 2014 so that total annual Fund operating expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.25% (1.50% after November 30, 2014) of the average daily net assets of any class of Fund shares. The expense limitation expiring November 30, 2014 may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

*	Returns less than one-year are cumulative. Since inception returns are from 9/22/11.

**	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

28	Nuveen Investments

Growth of an Assumed $10,000 Investment as of July 31, 2012 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	29

Holding Summaries as of July 31, 2012

This data relates to the securities held in each Fund’s portfolio of investments. It should not be construed as a measure of performance for the Fund itself.

Nuveen Tradewinds Emerging Markets Fund

Portfolio Allocation1

Country Allocation[2]
Brazil	11.9%
Russia	11.0%
South Africa	10.4%
Canada	8.9%
South Korea	8.5%
India	6.1%
Egypt	5.2%
Argentina	4.5%
Hong Kong	3.5%
Hungary	3.1%
Nigeria	3.0%
Turkey	2.6%
United Arab Emirates	2.6%
Taiwan	2.1%
Kenya	1.9%
Indonesia	1.4%
Australia	1.3%
Lebanon	1.3%
Ukraine	1.2%
Jordan	1.2%
United States	1.2%
Slovenia	1.1%
Cyprus	1.0%
Kazakhstan	1.0%
Switzerland	0.7%
Mexico	0.7%
Malaysia	0.6%
United Kingdom	0.6%
Saudi Arabia	0.5%
China	0.1%
Short-Term Investments[5]	0.8%

Portfolio Composition[1]
Metals & Mining	17.2%
Oil, Gas & Consumable Fuels	13.8%
Wireless Telecommunication Services	9.5%
Commercial Banks	8.9%
Pharmaceuticals	8.0%
Electric Utilities	7.5%
Capital Markets	5.3%
Food Products	4.7%
Diversified Telecommunication Services	4.5%
Short-Term Investments	0.8%
Other[4]	19.8%

Top Five Common Stock Holdings[1]
Gazprom OAO, ADR	3.5%
Petrobras Petroleo Brasileiro, Sponsored ADR	3.3%
AngloGold Ashanti Limited, Sponsored ADR	3.2%
Eletrobras SA	3.1%
EGIS Pharmaceutical PLC	3.0%

1	As a percentage of total net assets as of July 31, 2012. Holdings are subject to change.

2	As a percentage of total investments as of July 31, 2012. Holdings are subject to change.

3	Other assets less liabilities.

4	Includes other assets less liabilities and all industries less than 4.5% of total net assets.

5	Denominated in United States currency.

6	Rounds to less than 0.1%.

30	Nuveen Investments

Holding Summaries as of July 31, 2012 (continued)

Nuveen Tradewinds Global All-Cap Fund

Portfolio Allocation1

Country Allocation[2]
United States	26.5%
Japan	14.4%
Canada	12.1%
France	9.4%
Russia	6.9%
South Korea	5.5%
South Africa	3.7%
Italy	3.6%
Brazil	3.0%
Turkey	2.2%
Egypt	2.0%
Australia	1.9%
United Kingdom	1.5%
Finland	0.8%
Norway	0.8%
Hong Kong	0.7%
Hungary	0.5%
Slovenia	0.5%
Lebanon	0.5%
Indonesia	0.5%
Greece	0.4%
Switzerland	0.4%
India	0.3%
Luxembourg	0.3%
China[5]	0.0%
Short-Term Investments[6]	1.6%

Portfolio Composition[1]
Metals & Mining	17.4%
Oil, Gas & Consumable Fuels	16.5%
Electric Utilities	11.5%
Diversified Telecommunication Services	6.8%
Wireless Telecommunication Services	5.0%
Aerospace & Defense	3.5%
Insurance	3.4%
Capital Markets	3.1%
Specialty Retail	2.4%
Machinery	2.4%
Food & Staples Retailing	2.1%
Food Products	2.1%
Road & Rail	2.1%
Airlines	2.0%
Short-Term Investments	1.5%
Other[4]	18.2%

Top Five Common Stock Holdings[1]
Electricite de France S.A.	4.3%
Barrick Gold Corporation	3.4%
Cameco Corporation	3.4%
Newmont Mining Corporation	3.2%
Best Buy Co., Inc.	2.4%

1	As a percentage of total net assets as of July 31, 2012. Holdings are subject to change.

2	As a percentage of total investments as of July 31, 2012. Holdings are subject to change.

3	Other assets less liabilities.

4	Includes other assets less liabilities and all industries less than 2.0% of total net assets.

5	Rounds to less than 0.1%.

6	Denominated in United States currency.

Nuveen Investments	31

Holding Summaries as of July 31, 2012 (continued)

Nuveen Tradewinds Global Resources Fund

Portfolio Allocation1

Country Allocation[2]
Canada	32.7%
United States	23.1%
Australia	8.9%
Russia	7.1%
France	5.1%
South Africa	4.8%
Italy	4.3%
Brazil	3.0%
Japan	2.8%
Argentina	1.9%
Indonesia	1.9%
Norway	0.7%
Ukraine	0.6%
Short-Term Investments[5]	3.1%

Portfolio Composition[1]
Oil, Gas & Consumable Fuels	37.1%
Metals & Mining	35.8%
Electric Utilities	6.2%
Food Products	5.3%
Energy Equipment & Services	3.3%
Short-Term Investments	3.1%
Other[4]	9.2%

Top Five Common Stock Holdings[1]
Newcrest Mining Limited	4.3%
Kinross Gold Corporation	3.5%
Cameco Corporation	3.3%
Talisman Energy Inc.	3.1%
Arch Coal Inc.	3.1%

1	As a percentage of total net assets as of July 31, 2012. Holdings are subject to change.

2	As a percentage of total investments as of July 31, 2012. Holdings are subject to change.
3	Other assets less liabilities.
4	Includes other assets less liabilities and all industries less than 3.3% of total net assets.

5	Denominated in United States currency.

32	Nuveen Investments

Holding Summaries as of July 31, 2012 (continued)

Nuveen Tradewinds International Value Fund

Portfolio Allocation1

Nuveen Tradewinds Japan Fund

Portfolio Allocation1

Portfolio Composition[1]
Metals & Mining	16.0%
Pharmaceuticals	8.9%
Diversified Telecommunication Services	8.5%
Insurance	6.7%
Oil, Gas & Consumable Fuels	6.5%
Wireless Telecommunication Services	5.3%
Electric Utilities	4.7%
Food & Staples Retailing	4.4%
Electrical Equipment	4.2%
Communications Equipment	2.5%
Household Durables	2.5%
Beverages	2.0%
Commercial Services & Supplies	2.0%
Capital Markets	2.0%
Personal Products	1.9%
Electronic Equipment & Instruments	1.9%
Short-Term Investments	1.9%
Other[4]	18.1%

Portfolio Composition[1]
Commercial Services & Supplies	6.9%
Pharmaceuticals	6.6%
Electrical Equipment	5.7%
Personal Products	5.6%
Beverages	4.8%
Electronic Equipment & Instruments	4.5%
Insurance	4.5%
Commercial Banks	4.3%
Household Durables	4.1%
Food Products	4.0%
Media	3.7%
Machinery	3.2%
Diversified Telecommunication Services	3.0%
Wireless Telecommunication Services	3.0%
Food & Staples Retailing	2.9%
Chemicals	2.6%
Textiles, Apparel & Luxury Goods	2.6%
Leisure Equipment & Products	2.5%
Oil, Gas & Consumable Fuels	2.4%
Software	2.4%
Short-Term Investments	2.4%
Other[6]	18.3%

Top Five Common Stock Holdings[1]
Barrick Gold Corporation	3.4%
SK Telecom Company Limited, ADR	3.2%
Nippon Telegraph and Telephone Corporation, ADR	3.0%
Carrefour S.A.	2.9%
Sanofi S.A.	2.8%

Country Allocation[2]
Japan	30.1%
France	11.9%
Canada	10.0%
United Kingdom	8.2%
South Africa	5.3%
South Korea	4.8%
Australia	3.6%
Belgium	3.3%
Germany	3.1%
Italy	2.9%
Russia	2.8%
Netherlands	2.6%
United States	2.6%
Switzerland	1.9%
Brazil	1.6%
Finland	1.4%
Sweden	1.1%
Norway	0.9%
Luxembourg[7]	0.0%
Short-Term Investments[5]	1.9%

Top Five Common Stock Holdings[1]
Nippon Telegraph and Telephone Corporation, ADR	3.0%
MS&AD Insurance Group Holdings	3.0%
KAO Corporation	3.0%
NTT DoCoMo Inc., Sponsored ADR	2.9%
Seven & I Holdings	2.9%

1	As a percentage of total net assets as of July 31, 2012. Holdings are subject to change.

2	As a percentage of total investments as of July 31, 2012. Holdings are subject to change.

3	Other assets less liabilities.

4	Includes other assets less liabilities and all industries less than 1.9% of total net assets.

5	Denominated in United States currency.

6	Includes other assets less liabilities and all industries less than 2.4% of total net assets.

7	Rounds to less than 0.1%.

Nuveen Investments	33

Holding Summaries as of July 31, 2012 (continued)

Nuveen Tradewinds Small-Cap Opportunities Fund

Portfolio Allocation1

Country Allocation[2]
United States	30.7%
Canada	15.1%
Italy	7.2%
Brazil	6.0%
Australia	5.6%
Japan	4.6%
United Kingdom	4.2%
Argentina	3.9%
Hong Kong	3.9%
Norway	2.5%
Indonesia	2.1%
Kenya	2.1%
Switzerland	2.0%
Hungary	2.0%
Egypt	1.7%
Cyprus	1.6%
India	1.1%
Mexico	1.1%
South Korea	1.0%
South Africa	1.0%
Greece	0.6%

Portfolio Composition[1]
Oil, Gas & Consumable Fuels	18.9%
Metals & Mining	9.4%
Capital Markets	6.5%
Food Products	6.3%
Pharmaceuticals	5.7%
Electronic Equipment & Instruments	4.0%
Insurance	3.5%
Wireless Telecommunication Services	3.2%
Aerospace & Defense	3.1%
Professional Services	3.0%
Commercial Banks	3.0%
Construction & Engineering	2.6%
Hotels, Restaurants & Leisure	2.5%
Construction Materials	2.5%
Chemicals	2.3%
Airlines	2.3%
Health Care Providers & Services	2.2%
Other[4]	19.0%

Top Five Common Stock Holdings[1]
ERG S.P.A	3.7%
Arch Coal Inc.	3.0%
Bankers Petroleum Limited	2.5%
Uranium Participation Corporation	2.4%
Ingram Micro, Inc., Class A	2.4%

1	As a percentage of total net assets as of July 31, 2012. Holdings are subject to change.

2	As a percentage of total investments as of July 31, 2012. Holdings are subject to change.

3	Other assets less liabilities.

4	Includes other assets less liabilities and all industries less than 2.2% of total net assets.

34	Nuveen Investments

Expense Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Tradewinds Emerging Markets Fund

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (2/01/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (7/31/12)	$816.90	$814.00	$816.30	$817.60	$1,015.32	$1,011.69	$1,014.32	$1,016.66
Expenses Incurred During Period	$8.67	$11.95	$9.57	$7.46	$9.62	$13.25	$10.62	$8.27

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.92%, 2.65%, 2.12% and 1.65% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Nuveen Tradewinds Global All-Cap Fund

						Hypothetical Performance
	Actual Performance					(5% annualized return before expenses)
	A Shares	B Shares	C Shares	R3 Shares	I Shares	A Shares	B Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (2/01/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (7/31/12)	$846.20	$842.90	$842.70	$844.80	$847.20	$1,018.00	$1,014.22	$1,014.17	$1,016.61	$1,019.34
Expenses Incurred During Period	$6.33	$9.81	$9.85	$7.61	$5.10	$6.92	$10.72	$10.77	$8.32	$5.57

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.38%, 2.14%, 2.15%, 1.66% and 1.11% for Classes A, B, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Nuveen Investments	35

Expense Examples (continued)

Nuveen Tradewinds Global Resources Fund

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (2/01/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (7/31/12)	$769.20	$766.70	$768.40	$770.40	$1,017.26	$1,013.48	$1,016.01	$1,018.80
Expenses Incurred During Period	$6.73	$10.06	$7.83	$5.37	$7.67	$11.46	$8.92	$6.12

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.53%, 2.29%, 1.78% and 1.22% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Nuveen Tradewinds International Value Fund

						Hypothetical Performance
	Actual Performance					(5% annualized return before expenses)
	A Shares	B Shares	C Shares	R3 Shares	I Shares	A Shares	B Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (2/01/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (7/31/12)	$895.70	$892.10	$891.70	$894.00	$896.60	$1,018.00	$1,014.22	$1,014.27	$1,016.71	$1,019.29
Expenses Incurred During Period	$6.50	$10.07	$10.02	$7.72	$5.28	$6.92	$10.72	$10.67	$8.22	$5.62

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.38%, 2.14%, 2.13%, 1.64% and 1.12% for Classes A, B, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Nuveen Tradewinds Japan Fund

				Hypothetical Performance
	Actual Performance			(5% annualized return before expenses)
	A Shares	C Shares	I Shares	A Shares	C Shares	I Shares
Beginning Account Value (2/01/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (7/31/12)	$934.40	$931.00	$935.90	$1,017.50	$1,013.82	$1,018.80
Expenses Incurred During Period	$7.12	$10.66	$5.87	$7.42	$11.12	$6.12

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.48%, 2.22% and 1.22% for Classes A, C, and I, respectively, multiplied by the average account value for the period, multiplied by 182/366 (to reflect the one-half year period).

Nuveen Tradewinds Small-Cap Opportunities Fund

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (2/01/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (7/31/12)	$834.60	$831.60	$833.60	$836.10	$1,017.50	$1,013.72	$1,016.26	$1,018.90
Expenses Incurred During Period	$6.75	$10.20	$7.89	$5.48	$7.42	$11.22	$8.67	$6.02

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.48%, 2.24%, 1.73% and 1.20% for Classes A, C, R3 and I, respectively, multiplied by the average account value for the period, multiplied by 182/366 (to reflect the one-half year period).

36	Nuveen Investments

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Nuveen Investment Trust II:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations, of changes in net assets, and the financial highlights present fairly, in all material respects, the financial position of Nuveen Tradewinds Emerging Markets Fund, Nuveen Tradewinds Global All-Cap Fund, Nuveen Tradewinds Global Resources Fund, Nuveen Tradewinds International Value Fund, Nuveen Tradewinds Japan Fund and Nuveen Tradewinds Small-Cap Opportunities Fund (each a series of the Nuveen Investment Trust II, hereinafter referred to as the “Funds”) at July 31, 2012, the results of each of their operations for the period then ended, and the change in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Chicago, IL

September 27, 2012

Nuveen Investments	37

Portfolio of Investments

Nuveen Tradewinds Emerging Markets Fund

July 31, 2012

Shares	Description (1)	Value

	COMMON STOCKS – 92.1%

	Aerospace & Defense – 1.1%

24,808	Embraer S.A., ADR	$629,627
	Capital Markets – 5.3%

848,721	EFG – Hermes Holdings SAE	1,497,722

499,110	GP Investments Ltd., GDR	996,174

25,751	Mirae Asset Securities Company Limited	674,167
	Total Capital Markets	3,168,063
	Chemicals – 0.8%

210,248	United Phosphorus Limited	451,760
	Commercial Banks – 8.9%

74,220	Arab Bank PLC	734,073

20,049	Banco Marco SA, ADR, (2)	246,001

64,500	Banco Santander S.A.	488,188

10,892,790	First Bank of Nigeria PLC	775,005

124,379	First Gulf Bank	301,381

230,814	Kazkommertsbank, 144A, GDR, (2)	596,654

47,216	Sberbank of Russia, ADR, (3)	526,203

169,177	Sberbank of Russia, ADR	312,977

174,259	Tukiye Vakiflar Bankasi TAO	365,052

11,167,470	Zenith Bank PLC	1,001,006
	Total Commercial Banks	5,346,540
	Construction & Engineering – 0.9%

187,366	Murray & Roberts Holdings Limited	533,193
	Construction Materials – 1.9%

746,000	Asia Cement China Holdings Corporation	300,143

301,754	India Cements Limited, 144A, GDR	453,235

1,752,000	Luks Group (Vietnam Holdings) Company Limited	395,373
	Total Construction Materials	1,148,751
	Diversified Telecommunication Services – 4.5%

86,234	KT Corporation, Sponsored ADR	1,228,835

429,670	Telecom Egypt SAE	897,570

269,080	Telkom SA Ltd	583,970
	Total Diversified Telecommunication Services	2,710,375
	Electric Utilities – 7.5%

270,566	Eletrobras SA	1,868,294

697,286	Federal Hydrogenerating, GDR	1,708,351

29,842	Korea Electric Power Corporation, Sponsored ADR, (2)	329,754

80,810	Pampa Energia S/A,ADR, (2)	327,281

9,888,963	Wholesale Generation Co.-3	299,131
	Total Electric Utilities	4,532,811
	Electronic Equipment & Instruments – 0.6%

17,330	LG Display Company Limited	374,765
	Food Products – 4.7%

140,700	BrasilAgro Companhia Brasileira de Propriedades Agricolas, (2)	600,097

87,979	Cresud S.A.C.I.F.y.A., ADR, (2)	744,302

13,463	Industrias Bachoco S.A.B. de C.V., ADR	309,649

38	Nuveen Investments

Shares	Description (1)	Value

	Food Products (continued)

39,361	MHP SA, 144A, GDR, (2)	$503,821

3,584,500	REI Agro Limited	670,301
	Total Food Products	2,828,170
	Health Care Providers & Services – 1.1%

760,700	Faber Group Berhad	350,027

59,000	Profarma Distribuidora de Produtos Farmaceuticos S.A.	313,830
	Total Health Care Providers & Services	663,857
	Hotels, Restaurants & Leisure – 0.7%

31,059	Orascom Development Holding AG	434,247
	Household Durables – 1.2%

228,200	Gafisa S.A	279,515

141,402	Oriental Weavers Company	452,272
	Total Household Durables	731,787
	Insurance – 1.6%

994,280	Cathay Financial Holding Company Limited	984,583
	Metals & Mining – 16.4%

55,758	AngloGold Ashanti Limited, Sponsored ADR	1,896,331

69,737	Banro Corporation, (2)	271,201

392,448	CGA Mining Limited, (2)	806,145

45,476	Dundee Precious Metals Inc., (2)	354,158

1,786,642	Eastern Platinum Limited, (2)	347,405

221,883	Gabriel Resources, Limited, (2)	389,404

134,978	Gold Fields Limited, Sponsored ADR	1,741,216

762,216	Gran Colombia Gold Corporation, (2)	273,618

77,401	Impala Platinum Holdings Limited	1,215,887

58,203	Ivanhoe Mines Ltd., (2)	491,233

459,816	Polyus Gold Company	1,474,287

46,723	Silver Standard Resources, Inc., (2)	597,587
	Total Metals & Mining	9,858,472
	Multiline Retail – 1.3%

261,914	Pantaloon Retail India Limited	775,640
	Oil, Gas & Consumable Fuels – 13.3%

555,696	Bankers Petroleum Limited, (2)	1,346,504

21,557	Gazprom OAO, ADR, (3)	198,540

225,384	Gazprom OAO, ADR	2,085,929

43,436	Niko Resources Limited	745,409

97,817	Petrobras Argentina S.A., ADR, (2)	824,597

103,640	Petrobras Petroleo Brasileiro, Sponsored ADR	1,972,269

4,595,000	PT Medco Energi Internasional Tbk	839,868
	Total Oil, Gas & Consumable Fuels	8,013,116
	Pharmaceuticals – 8.0%

26,228	EGIS Pharmaceutical PLC	1,827,326

13,018	Krka	670,326

42,601	Pharmstandard OJSC, 144A, GDR, (2)	618,567

3,528,500	United Laboratories International Holdings Ltd	1,679,003
	Total Pharmaceuticals	4,795,222

Nuveen Investments	39

Portfolio of Investments

Nuveen Tradewinds Emerging Markets Fund (continued)

July 31, 2012

Shares		Description (1)				Value

		Real Estate Management & Development – 3.6%

1,341,156		Emaar Properties PJSC				$1,241,473

12,807		IRSA Inversiones y Representaciones S.A., ADR				89,649

58,371		Solidere, GDR, 144A, (3)				802,601
		Total Real Estate Management & Development				2,133,723
		Textiles, Apparel & Luxury Goods – 0.1%

8,439,000		China Hongxing Sports Limited, (4)				48,760
		Tobacco – 0.4%

18,942		Eastern Tobacco Co.				240,877
		Wireless Telecommunication Services – 8.2%

156,674		Bharti AirTel Limited				847,389

13,814		MTN Group Limited				248,686

104,561		NII Holdings Inc., (2)				705,787

24,958,600		Safaricom Limited				1,124,395

59,644		SK Telecom Company Limited, ADR				827,262

212,355		Turkcell Iletism Hizmetleri S.A.				1,189,051
		Total Wireless Telecommunication Services				4,942,570
		Total Common Stocks (cost $72,961,932)				55,346,909

Principal Amount (000)		Description (1)	Coupon	Maturity	Ratings (5)	Value
		SOVEREIGN DEBT – 0.8%

		Argentina – 0.8%

$768		Province of Buenos Aires, 144A	10.875%	1/26/21	B	$453,120
		Total Sovereign Debt (cost $732,213)				453,120

Principal Amount (000) (6)		Description (1)	Coupon	Maturity	Ratings (5)	Value
		CONVERTIBLE BONDS – 0.5%

		Oil, Gas & Consumable Fuels – 0.5%

400	EUR	Magnolia Finance, Convertible to MOL Hungarian Oil & Gas	4.000%	3/29/49	B+	$328,763
		Total Convertible Bonds (cost $323,172)				328,763

Principal Amount (000) (6)		Description (1)	Coupon	Maturity	Ratings (5)	Value
		CORPORATE BONDS – 1.3%

		Commercial Banks – 0.4%

174		Ukraine Export-Import Bank, Loan Participants, Series 2010	8.375%	4/27/15	B2	$161,168

100		Ukraine Export-Import Bank Loan Participation with Credit Suisse International	5.793%	2/09/16	B3	75,600
		Total Commercial Banks				236,768
		Construction Materials – 0.1%

100		C5 Capital Special Purpose Vehicle Ltd., Series 2006, 144A	4.738%	12/29/49	B+	53,000

50	EUR	C10 Capital Special Purpose Vehicle Ltd., Guaranteed by Cemex SAB de CV	6.277%	5/29/49	B+	31,375
		Total Construction Materials				84,375
		Metals & Mining – 0.8%

561		Banro Corporation, 144A	10.000%	3/01/17	N/R	485,265
		Total Corporate Bonds (cost $892,199)				806,408

40	Nuveen Investments

Shares	Description (1)	Coupon		Ratings (5)	Value

	$25 PAR (OR SIMILAR) PREFERRED SECURITIES – 2.8%

	Household Durables – 2.8%

104,230	LG Electronics Inc., PFD	0.000%		N/R	$1,654,774
	Total $25 Par (or similar) Preferred Securities (cost $2,480,032)				1,654,774

Shares	Description (1)				Value
	WARRANTS – 0.0%

	Metals & Mining – 0.0%

26,928	Banro Corporation, 144A				$28,274
	Total Warrants (cost $–)				28,274

Shares	Description (1)				Value
	EQUITY LINKED CERTIFICATES – 1.3% (7)

	Wireless Telecommunication Services – 1.3%

18,965	Cheurveux Securities Program, Equity Linked Note, Etihad Etisalat Co., 144A				$321,295

93,562	CLSA Asian Securities Program, Equity Linked Note, NTPC Limited, 144A				261,974

55,999	CLSA Asian Securities Program, Equity Linked Note, Pantaloon Retail (India) Limited, 144A				172,558
	Total Equity Linked Certificates (cost $990,671)				755,827

Principal Amount (000)	Description (1)	Coupon	Maturity		Value
	SHORT-TERM INVESTMENTS – 0.8%

$493	Repurchase Agreement with State Street Bank, dated 7/31/12, repurchase price $492,924, collateralized by $325,000 U.S. Treasury Bonds, 6.125%, due 11/15/27, value $505,681	0.010%	8/01/12		$492,923
	Total Short-Term Investments (cost $492,923)				492,923
	Total Investments (cost $78,873,142) – 99.6%				59,866,998
	Other Assets Less Liabilities – 0.4%				231,298
	Net Assets – 100%				$60,098,296

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	For fair value measurement disclosure purposes, Common Stock categorized as Level 2. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

(4)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Trustees. For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

(5)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(6)	Principal Amount (000) denominated in U.S. Dollars, unless otherwise noted.

(7)	Equity Linked Certificates provide the price appreciation or depreciation of a single stock; used to gain access to the return characteristics of small amounts of shares in countries with a costly or lengthy registration process. Similar to an ADR, except that a third party (not the equity issuer) is responsible for paying stock returns under the note.

N/R	Not Rated.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

ADR	American Depositary Receipt.

GDR	Global Depositary Receipt.

EUR	Euro.

See accompanying notes to financial statements.

Nuveen Investments	41

Portfolio of Investments

Nuveen Tradewinds Global All-Cap Fund

July 31, 2012

Shares	Description (1)	Value

	COMMON STOCKS – 98.4%

	Aerospace & Defense – 3.5%

126,000	Alliant Techsystems Inc.	$5,836,320

805,293	Finmeccanica SPA	2,952,680

378,000	Thales S.A.	11,852,847
	Total Aerospace & Defense	20,641,847
	Airlines – 2.0%

1,291,000	Southwest Airlines Co.	11,864,290
	Capital Markets – 3.1%

1,649,000	Daiwa Securities Group Inc.	6,226,624

1,663,400	EFG – Hermes Holdings SAE	2,935,372

366,000	Guoco Group Limited	3,067,817

1,052,000	Uranium Participation Corporation, (2)	6,031,809
	Total Capital Markets	18,261,622
	Chemicals – 0.7%

277,000	Chugoku Marine Paints Limited	1,361,510

43,700	Mosaic Company	2,539,407
	Total Chemicals	3,900,917
	Commercial Banks – 1.3%

2,647,000	Sumitomo Mitsui Trust Holdings Inc.	7,657,242
	Commercial Services & Supplies – 0.5%

484,000	Toppan Printing Company Limited	3,023,258
	Communications Equipment – 1.8%

373,800	Cisco Systems, Inc.	5,962,110

1,871,000	Nokia Corporation, ADR	4,509,110
	Total Communications Equipment	10,471,220
	Computers & Peripherals – 1.3%

154,200	Japan Digital Laboratory Company, Ltd.	1,707,302

146,000	Western Digital Corporation, (2)	5,806,420
	Total Computers & Peripherals	7,513,722
	Diversified Telecommunication Services – 6.8%

718,500	KT Corporation, Sponsored ADR	10,238,625

278,000	Nippon Telegraph and Telephone Corporation	12,934,784

2,543,955	Telecom Egypt SAE	5,314,258

8,200,000	Telecom Italia S.p.A.	5,735,754

306,001	Vivendi S.A.	5,820,745
	Total Diversified Telecommunication Services	40,044,166
	Electric Utilities – 11.5%

1,275,000	Centrais Eletricas Brasileiras S.A., PFD B ADR, (2)	12,303,750

1,212,000	Electricite de France S.A.	25,157,294

172,500	Exelon Corporation	6,748,200

5,242,000	Federal Hydrogenerating, GDR	12,842,900

705,000	Korea Electric Power Corporation, Sponsored ADR, (2)	7,790,250

79,774,000	Wholesale Generation Co.-3	2,413,084
	Total Electric Utilities	67,255,478

42	Nuveen Investments

Shares	Description (1)	Value

	Electrical Equipment – 1.9%

380,000	Areva S.A.	$6,094,539

320,800	Futaba Corporation	4,808,407
	Total Electrical Equipment	10,902,946
	Electronic Equipment & Instruments – 1.2%

283,145	Ingram Micro, Inc., Class A, (2)	4,244,344

382,000	Sanshin Electronics Company Limited	2,831,078
	Total Electronic Equipment & Instruments	7,075,422
	Food & Staples Retailing – 2.1%

348,110	Carrefour S.A.	6,246,966

285,790	Kroger Co.	6,335,964
	Total Food & Staples Retailing	12,582,930
	Food Products – 2.1%

194,000	Archer-Daniels-Midland Company	5,061,460

704,300	BrasilAgro Companhia Brasileira de Propriedades Agricolas, (2)	3,003,895

6,692,000	Marine Harvest	4,474,249
	Total Food Products	12,539,604
	Health Care Providers & Services – 0.4%

455,000	Profarma Distribuidora de Produtos Farmaceuticos S.A.	2,420,213
	Hotels, Restaurants & Leisure – 0.4%

416,000	OPAP S.A.	2,508,047
	Household Durables – 0.6%

1,020,000	Oriental Weavers Company	3,262,455
	Insurance – 3.5%

281,000	American International Group, (2)	8,786,870

321,000	MS&AD Insurance Group Holdings	5,246,938

768,100	Old Republic International Corporation	6,190,886
	Total Insurance	20,224,694
	IT Services – 1.4%

327,101	Computer Sciences Corporation	8,053,227
	Machinery – 2.4%

1,694,000	Japan Steel Works Limited	9,323,776

124,300	Kurita Water Industries Limited	2,816,141

241,000	Organo Corporation	1,650,368
	Total Machinery	13,790,285
	Marine – 1.5%

505,000	Stolt-Nielsen S.A.	8,922,780
	Media – 0.5%

1,850	TV Asahi Corporation	2,931,584
	Metals & Mining – 17.4%

252,600	AngloGold Ashanti Limited, Sponsored ADR	8,590,926

606,000	Barrick Gold Corporation	19,925,280

19,404,820	Eastern Platinum Limited, (2)	3,773,186

1,547,004	Gabriel Resources, Limited, (2)	2,714,989

200,000	Gold Fields Limited	2,589,314

568,000	Impala Platinum Holdings Limited	8,922,670

Nuveen Investments	43

Portfolio of Investments

Nuveen Tradewinds Global All-Cap Fund (continued)

July 31, 2012

Shares	Description (1)	Value

	Metals & Mining (continued)

230,167	Ivanhoe Mines Ltd., (2)	$1,942,609

705,940	Kinross Gold Corporation	5,866,361

461,000	Newcrest Mining Limited	11,384,929

428,200	Newmont Mining Corporation	19,042,054

478,587	NovaGold Resources Inc., (2)	1,899,990

4,222,000	Polyus Gold Company	13,536,804

10,000,000	Village Main Reef Limited	1,752,149
	Total Metals & Mining	101,941,261
	Multiline Retail – 0.3%

619,543	Pantaloon Retail India Limited	1,834,734
	Oil, Gas & Consumable Fuels – 16.5%

1,615,000	Arch Coal Inc.	11,644,150

2,378,000	Bankers Petroleum Limited, (2)	5,762,118

948,000	Cameco Corporation	19,813,200

690,000	Chesapeake Energy Corporation	12,985,800

165,000	CONSOL Energy Inc.	4,781,700

1,780,000	ERG S.P.A	12,527,438

1,266,000	Gazprom OAO, GDR	11,716,830

128,500	Hess Corporation	6,060,060

199,500	Niko Resources Limited	3,423,638

105,300	Peabody Energy Corporation	2,198,664

14,756,000	PT Medco Energi Internasional Tbk	2,697,082

99,000	Southwestern Energy Company, (2)	3,291,750
	Total Oil, Gas & Consumable Fuels	96,902,430
	Pharmaceuticals – 1.9%

45,500	EGIS PLC	3,170,023

72,200	Ipsen SA	1,709,183

58,706	Krka	3,022,903

35,000	Novartis AG	2,054,184

2,606,500	United Laboratories International Holdings Ltd	1,240,278
	Total Pharmaceuticals	11,196,571
	Real Estate Management & Development – 0.5%

214,250	Solidere, GDR, 144A, (3)	2,945,938
	Road & Rail – 2.1%

193,000	East Japan Railway Company	12,401,408
	Specialty Retail – 2.4%

790,500	Best Buy Co., Inc.	14,300,145
	Textiles, Apparel & Luxury Goods – 0.0%

31,950,000	China Hongxing Sports Limited, (4)	184,603
	Trading Companies & Distributors – 1.0%

385,000	Mitsui & Company Limited	5,750,976
	Transportation Infrastructure – 0.8%

548,000	Kamigumi Company Limited	4,419,072
	Wireless Telecommunication Services – 5.0%

676,600	NII Holdings Inc., (2)	4,567,050

44	Nuveen Investments

Shares	Description (1)				Value

	Wireless Telecommunication Services (continued)

818,000	SK Telecom Company Limited, ADR				$11,345,660

959,000	Turkcell Iletisim Hizmetleri A.S., ADR, (2)				13,243,790
	Total Wireless Telecommunication Services				29,156,500
	Total Common Stocks (cost $711,972,797)				576,881,587

Shares	Description (1)	Coupon		Ratings (5)	Value
	$25 PAR (OR SIMILAR) PREFERRED SECURITIES – 0.5%

	Household Durables – 0.5%

181,350	LG Electronics Inc., PFD	0.000%		N/R	$2,879,144
	Total $25 Par (or similar) Preferred Securities (cost $5,083,924)				2,879,144

Principal Amount (000)	Description (1)	Coupon	Maturity		Value
	SHORT-TERM INVESTMENTS – 1.5%

$9,166	Repurchase Agreement with Fixed Income Clearing Corporation, dated 7/31/12, repurchase price $9,165,810, collateralized by $6,635,000 U.S. Treasury Bonds, 4.500%, due 5/15/38, value $9,355,206	0.010%	8/01/12		$9,165,807
	Total Short-Term Investments (cost $9,165,807)				9,165,807
	Total Investments (cost $726,222,528) – 100.4%				588,926,538
	Other Assets Less Liabilities – (0.4)%				(2,503,234)
	Net Assets – 100%				$586,423,304

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	For fair value measurement disclosure purposes, Common Stock categorized as Level 2. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

(4)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Trustees. For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

(5)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

N/R	Not Rated.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

ADR	American Depositary Receipt.

GDR	Global Depositary Receipt.

See accompanying notes to financial statements.

Nuveen Investments	45

Portfolio of Investments

Nuveen Tradewinds Global Resources Fund

July 31, 2012

Shares	Description (1)	Value

	COMMON STOCKS – 95.1%

	Capital Markets – 2.2%

183,969	Uranium Participation Corporation, (2)	$1,054,816
	Chemicals – 3.2%

113,000	Chugoku Marine Paints Limited	555,418

17,048	Mosaic Company	990,659
	Total Chemicals	1,546,077
	Electric Utilities – 6.2%

90,861	Centrais Electricas Brasileiras S.A., PFD B	889,012

55,998	Electricite de France S.A.	1,162,342

391,184	Federal Hydrogenerating, GDR	958,401
	Total Electric Utilities	3,009,755
	Electrical Equipment – 2.7%

83,173	Areva S.A.	1,333,950
	Energy Equipment & Services – 3.3%

12,839	Transocean Inc.	601,250

82,832	Weatherford International Ltd, (2)	998,126
	Total Energy Equipment & Services	1,599,376
	Food Products – 5.3%

27,025	Archer-Daniels-Midland Company	705,082

141,200	BrasilAgro Companhia Brasileira de Propriedades Agricoles, (2)	602,229

32,429	Cresud S.A., ADR, (2)	274,349

538,644	Marine Harvest	360,136

21,018	MHP SA, 144A, GDR, (2)	269,030

20,194	Smithfield Foods, Inc., (2)	373,589
	Total Food Products	2,584,415
	Machinery – 1.6%

146,000	Japan Steel Works Limited	803,584
	Metals & Mining – 33.5%

792,152	Alumina Limited	566,082

42,526	AngloGold Ashanti Limited, Sponsored ADR	1,446,309

45,163	Barrick Gold Corporation	1,484,959

478,878	CGA Mining Limited, (2)	983,685

105,575	Dundee Precious Metals Inc., (2)	822,197

3,742,914	Eastern Platinum Limited, (2)	727,794

303,874	Gabriel Resources, Limited, (2)	533,298

677,305	Gran Colombia Gold Corporation, (2)	243,137

56,644	Impala Platinum Holdings Limited	889,816

149,185	Ivanhoe Mines Ltd., (2)	1,259,121

204,892	Kinross Gold Corporation	1,702,653

85,757	Newcrest Mining Limited	2,117,868

129,834	NovaGold Resources Inc., (2)	515,441

453,040	Polyus Gold Company	1,452,561

476,713	Saint Barbara Limited, (2)	696,359

73,176	Silver Standard Resources, Inc., (2)	935,921
	Total Metals & Mining	16,377,201

46	Nuveen Investments

Shares	Description (1)				Value

	Oil, Gas & Consumable Fuels – 37.1%

207,191	Arch Coal Inc.				$1,493,847

457,661	Bankers Petroleum Limited, (2)				1,108,956

76,560	Cameco Corporation				1,600,106

77,833	Chesapeake Energy Corporation				1,464,817

33,950	CONSOL Energy Inc.				983,871

8,925	Devon Energy Corporation				527,646

166,699	ERG S.P.A				1,173,209

116,395	Gazprom OAO, GDR				1,077,236

30,515	Hess Corporation				1,439,087

47,606	Niko Resources Limited				816,971

47,331	Peabody Energy Corporation				988,271

79,979	Petrobras Argentina S.A., ADR, (2)				674,223

5,128,000	PT Medco Energi Internasional Tbk				937,289

850,549	Saras SpA				936,108

23,579	Southwestern Energy Company, (2)				784,002

20,379	Suncor Energy, Inc.				622,375

121,704	Talisman Energy Inc.				1,505,478
	Total Oil, Gas & Consumable Fuels				18,133,492
	Total Common Stocks (cost $59,722,553)				46,442,666

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	CORPORATE BONDS – 2.1%

	Metals & Mining – 2.1%

$1,181	Banro Corporation, 144A	10.000%	3/01/17	N/R	$1,021,565
$1,181	Total Corporate Bonds (cost $1,181,000)				1,021,565

Shares	Description (1)				Value
	WARRANTS – 0.2%

	Metals & Mining – 0.2%

75,504	Banro Corporation, 144A				$79,279
	Total Warrants (cost $–)				79,279

Principal Amount (000)	Description (1)	Coupon	Maturity		Value
	SHORT-TERM INVESTMENTS – 3.1%

$1,532	Repurchase Agreement with State Street Bank, dated 7/31/12, repurchase price $1,531,679, collateralized by $1,005,000 U.S. Treasury Bonds, 6.125%, due 11/15/27, value $1,563,721	0.010%	8/01/12		$1,531,678
	Total Short-Term Investments (cost $1,531,678)				1,531,678
	Total Investments (cost $62,435,231) – 100.5%				49,075,188
	Other Assets Less Liabilities – (0.5)%				(266,642)
	Net Assets – 100%				$48,808,546

Nuveen Investments	47

Portfolio of Investments

Nuveen Tradewinds Global Resources Fund (continued)

July 31, 2012

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

N/R	Not Rated.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

ADR	American Depositary Receipt.

GDR	Global Depositary Receipt.

See accompanying notes to financial statements.

48	Nuveen Investments

Portfolio of Investments

Nuveen Tradewinds International Value Fund

July 31, 2012

Shares	Description (1)	Value

	COMMON STOCKS – 98.7%

	Aerospace & Defense – 1.5%

300,618	Thales S.A.	$9,426,400
	Automobiles – 1.6%

133,355	Toyota Motor Corporation, Sponsored ADR	10,202,991
	Beverages – 2.0%

750,200	Coca Cola West Holdings Company	12,886,636
	Capital Markets – 2.0%

1,184,885	UBS AG	12,559,781
	Commercial Banks – 1.2%

2,737,000	Sumitomo Mitsui Trust Holdings Inc.	7,917,594
	Commercial Services & Supplies – 2.0%

1,673,000	Dai Nippon Printing Co., Ltd.	12,827,226
	Communications Equipment – 2.5%

778,566	LM Ericsson Telefonaktiebolget, Sponsored ADR	7,201,736

3,782,829	Nokia Corporation, ADR	9,116,618
	Total Communications Equipment	16,318,354
	Diversified Financial Services – 1.1%

1,036,967	ING Groep N.V., Ordinary Shares	6,865,531
	Diversified Telecommunication Services – 8.5%

473,925	Belgacom S.A.	13,650,773

847,694	Nippon Telegraph and Telephone Corporation, ADR	19,649,547

21,347,860	Telecom Italia S.p.A.	14,932,449

363,689	Vivendi S.A.	6,918,085
	Total Diversified Telecommunication Services	55,150,854
	Electric Utilities – 4.7%

285,969	Centrais Eletricas Brasileiras S.A., PFD B ADR, (2)	2,759,601

471,602	Electricite de France S.A.	9,788,969

1,110,533	Eletrobras SA	7,668,379

904,001	Korea Electric Power Corporation, Sponsored ADR, (2)	9,989,211
	Total Electric Utilities	30,206,160
	Electrical Equipment – 4.2%

214,422	Alstom S.A.	7,133,822

454,017	Areva S.A., (2)	7,281,643

328,000	Mabuchi Motor Company Limited	12,826,112
	Total Electrical Equipment	27,241,577
	Electronic Equipment & Instruments – 1.9%

663,400	FUJIFILM Holdings Corp.	11,973,043
	Food & Staples Retailing – 4.4%

1,039,688	Carrefour S.A.	18,657,596

314,500	Seven & I Holdings	10,003,616
	Total Food & Staples Retailing	28,661,212
	Food Products – 0.9%

9,008,351	Marine Harvest	6,022,954
	Household Durables – 2.5%

906,500	Panasonic Corp.	6,335,347

1,032,000	Sekisui House, Ltd.	9,933,619
	Total Household Durables	16,268,966

Nuveen Investments	49

Portfolio of Investments

Nuveen Tradewinds International Value Fund (continued)

July 31, 2012

Shares	Description (1)	Value

	Industrial Conglomerates – 1.5%

117,262	Siemens AG	$9,969,688
	Insurance – 6.7%

3,797,045	Ageas	7,573,123

103,637	Allianz AG ORD Shares	10,340,186

295,421	Axis Capital Holdings Limited	9,707,534

969,400	MS&AD Insurance Group Holdings	15,845,425
	Total Insurance	43,466,268
	Internet & Catalog Retail – 1.0%

5,190,714	Home Retail Group	6,307,153
	Leisure Equipment & Products – 1.5%

199,700	Sankyo Company Ltd.	9,943,462
	Machinery – 1.1%

1,270,000	Japan Steel Works Limited	6,990,080
	Media – 1.6%

611,570	Wolters Kluwer NV	10,169,707
	Metals & Mining – 16.0%

7,887,311	Alumina Limited	5,636,369

502,580	AngloGold Ashanti Limited, Sponsored ADR	17,092,746

678,146	Barrick Gold Corporation	22,297,439

1,082,198	Gold Fields Limited	14,010,754

217,543	Impala Platinum Holdings Limited	3,417,367

1,966,519	Kinross Gold Corporation	16,341,773

724,370	Newcrest Mining Limited	17,889,156

2,071,548	Polyus Gold Company, (2)	6,641,909
	Total Metals & Mining	103,327,513
	Oil, Gas & Consumable Fuels – 6.5%

748,905	Cameco Corporation	15,652,115

569,502	ERG S.P.A	4,008,090

1,259,412	Gazprom OAO, GDR	11,655,858

883,079	Talisman Energy Inc.	10,923,687
	Total Oil, Gas & Consumable Fuels	42,239,750
	Personal Products – 1.9%

865,900	Shiseido Company, Limited	12,457,876
	Pharmaceuticals – 8.9%

356,334	AstraZeneca PLC	16,684,929

379,300	Daiichi Sankyo Company Limited	6,272,712

729,107	GlaxoSmithKline PLC	16,786,873

1,315	Ipsen SA	31,130

218,908	Sanofi S.A.	17,903,319
	Total Pharmaceuticals	57,678,963
	Professional Services – 1.1%

200,348	Manpower Inc.	7,128,382
	Semiconductors & Equipment – 1.5%

266,400	Rohm Company Limited	9,636,434

50	Nuveen Investments

Shares	Description (1)			Value

	Software – 1.5%

85,300	Nintendo Co., Ltd.			$9,553,600
	Textiles, Apparel & Luxury Goods – 1.6%

865,000	Wacoal Holdings Corporation			10,363,392
	Wireless Telecommunication Services – 5.3%

1,513,324	SK Telecom Company Limited, ADR			20,989,804

4,642,834	Vodafone Group PLC			13,291,945
	Total Wireless Telecommunication Services			34,281,749
	Total Common Stocks (cost $742,309,697)			638,043,296

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 1.9%

$12,294	Repurchase Agreement with Fixed Income Clearing Corporation, dated 7/31/12, repurchase price $12,293,910, collateralized by $8,895,000 U.S. Treasury Bonds, 4.500%, due 5/15/38, value $12,541,757	0.010%	8/01/12	$12,293,907
	Total Short-Term Investments (cost $12,293,907)			12,293,907
	Total Investments (cost $754,603,604) – 100.6%			650,337,203
	Other Assets Less Liabilities – (0.6)%			(3,711,236)
	Net Assets – 100%			$646,625,967

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

ADR	American Depositary Receipt.

GDR	Global Depositary Receipt.

See accompanying notes to financial statements.

Nuveen Investments	51

Portfolio of Investments

Nuveen Tradewinds Japan Fund

July 31, 2012

Shares	Description (1)	Value

	COMMON STOCKS – 98.2%

	Automobiles – 1.4%

855	Toyota Motor Corporation, Sponsored ADR	$65,416
	Beverages – 4.8%

7,800	Coca Cola West Holdings Company	133,985

8,000	Kirin Holdings Co Ltd.	91,341
	Total Beverages	225,326
	Building Products – 1.8%

3,900	Lixil Group Corp.	82,118
	Capital Markets – 2.2%

27,000	Daiwa Securities Group Inc.	101,952
	Chemicals – 2.6%

25,000	Chugoku Marine Paints Limited	122,880
	Commercial Banks – 4.3%

20,000	77 Bank Limited	75,776

43,000	Sumitomo Mitsui Trust Holdings Inc.	124,390
	Total Commercial Banks	200,166
	Commercial Services & Supplies – 6.9%

9,000	Dai Nippon Printing Co., Ltd.	69,005

4,800	Duskin Company Limited	95,050

1,900	Secom Company	88,525

11,000	Toppan Printing Company Limited	68,710
	Total Commercial Services & Supplies	321,290
	Construction & Engineering – 2.2%

22,000	Obayashi Corporation	100,531
	Containers & Packaging – 1.6%

6,100	Toyo Seikan Kaisha	72,458
	Diversified Telecommunication Services – 3.0%

6,130	Nippon Telegraph and Telephone Corporation, ADR	142,093
	Electrical Equipment – 5.7%

8,900	Futaba Corporation	133,400

3,400	Mabuchi Motor Company Limited	132,954
	Total Electrical Equipment	266,354
	Electronic Equipment & Instruments – 4.5%

5,749	FUJIFILM Holdings Corp., ADR	102,102

800	Kyocera Corporation	64,000

6,200	Sanshin Electronics Company Limited	45,949
	Total Electronic Equipment & Instruments	212,051
	Food & Staples Retailing – 2.9%

4,300	Seven & I Holdings	136,774
	Food Products – 4.0%

9,000	Nippon Meat Packers Inc.	118,541

1,800	Nissin Foods Holdings Company Limited	68,936
	Total Food Products	187,477
	Household Durables – 4.1%

13,399	Panasonic Corporation, ADR	92,721

10,000	Sekisui House, Ltd.	96,256
	Total Household Durables	188,977

52	Nuveen Investments

Shares	Description (1)	Value

	Insurance – 4.5%

8,600	MS&AD Insurance Group Holdings	$140,572

3,500	NKSJ Holdings Inc.	67,514
	Total Insurance	208,086
	IT Services – 0.5%

1,200	TKC Corporation	24,622
	Leisure Equipment & Products – 2.5%

13	Fields Corporation	21,299

1,900	Sankyo Company Ltd.	94,605
	Total Leisure Equipment & Products	115,904
	Machinery – 3.2%

7,000	Amada Company Limited	37,274

7,000	Japan Steel Works Limited	38,528

11,000	Organo Corporation	75,328
	Total Machinery	151,130
	Media – 3.7%

1,040	Hakuhodo DY Holdings Inc.	68,956

65	TV Asahi Corporation	103,002
	Total Media	171,958
	Oil, Gas & Consumable Fuels – 2.4%

23,200	JX Holdings Inc.	112,845
	Personal Products – 5.6%

5,100	KAO Corporation	138,459

8,400	Shiseido Company, Limited	120,852
	Total Personal Products	259,311
	Pharmaceuticals – 6.6%

1,700	Astellas Pharma Inc.	81,165

6,700	Daiichi Sankyo Company Limited	110,802

3,900	Kissei Pharmaceuticals Company Limited	68,640

1,000	Takeda Pharmaceuticals Company Limited	46,080
	Total Pharmaceuticals	306,687
	Real Estate Management & Development – 1.8%

6,000	Daiwa House Industry Company Limited	85,862
	Road & Rail – 2.0%

700	East Japan Railway Company	44,979

1,100	West Japan Railway Company	47,590
	Total Road & Rail	92,569
	Semiconductors & Equipment – 2.2%

2,900	Rohm Company Limited	104,901
	Software – 2.4%

1,000	Nintendo Co., Ltd.	112,000
	Textiles, Apparel & Luxury Goods – 2.6%

10,000	Wacoal Holdings Corporation	119,808
	Trading Companies & Distributors – 2.2%

6,800	Mitsui & Company Limited	101,576

Nuveen Investments	53

Portfolio of Investments

Nuveen Tradewinds Japan Fund (continued)

July 31, 2012

Shares	Description (1)			Value

	Transportation Infrastructure – 1.0%

6,000	Kamigumi Company Limited			$48,384
	Wireless Telecommunication Services – 3.0%

8,240	NTT DoCoMo Inc., Sponsored ADR			137,608
	Total Common Stocks (cost $4,657,513)			4,579,114

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 2.4%

$112	Repurchase Agreement with State Street Bank, dated 7/31/12, repurchase price $112,479, collateralized by $115,000 U.S. Treasury Notes, 0.375%, due 4/15/15, value $115,467	0.010%	8/01/12	$112,478
	Total Short-Term Investments (cost $112,478)			112,478
	Total Investments (cost $4,769,991) – 100.6%			4,691,592
	Other Assets Less Liabilities – (0.6)%			(26,278)
	Net Assets – 100%			$4,665,314

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	For fair value measurement disclosure purposes, Common Stock categorized as Level 2. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

ADR	American Depositary Receipt.

See accompanying notes to financial statements.

54	Nuveen Investments

Portfolio of Investments

Nuveen Tradewinds Small-Cap Opportunities Fund

July 31, 2012

Shares	Description (1)	Value

	COMMON STOCKS – 91.8%

	Aerospace & Defense – 3.1%

2,000	Alliant Techsystems Inc.	$92,640

13,911	Finmeccanica SPA	51,006
	Total Aerospace & Defense	143,646
	Airlines – 2.3%

15,103	Skywest Inc.	105,721
	Beverages – 1.0%

10,105	Britvic PLC	47,672
	Biotechnology – 1.0%

9,804	Dendreon Corporation, (2)	46,667
	Capital Markets – 6.5%

41,029	EFG – Hermes Holdings SAE	72,403

35,817	GP Investments Ltd., GDR	71,487

1,760	Mirae Asset Securities Company Limited	46,077

19,431	Uranium Participation Corporation, (2)	111,411
	Total Capital Markets	301,378
	Chemicals – 2.3%

22,000	Chugoku Marine Paints Limited	108,134
	Commercial Banks – 1.3%

1,224	Laurentian Bank of Canada	58,036
	Commercial Services & Supplies – 1.5%

21,083	Downer EDI Limited	67,133
	Construction & Engineering – 2.6%

3,534	Layne Christensen Company, (2)	74,567

15,857	Murray & Roberts Holdings Limited	45,125
	Total Construction & Engineering	119,692
	Construction Materials – 2.5%

33,209	India Cements Limited, 144A, GDR	49,880

282,000	Luks Group Vietnam Holdings Company Limited	63,639
	Total Construction Materials	113,519
	Containers & Packaging – 1.2%

11,945	Cascades Inc.	56,697
	Electric Utilities – 1.0%

1,101	IDACORP, INC	46,462
	Electronic Equipment & Instruments – 4.0%

7,317	Ingram Micro, Inc., Class A, (2)	109,682

1,540	Tech Data Corporation, (2)	77,154
	Total Electronic Equipment & Instruments	186,836
	Energy Equipment & Services – 0.6%

613	Bristow Group Inc.	28,057
	Food Products – 6.3%

13,300	BrasilAgro Companhia Brasileira de Propriedades Agricolas, (2)	56,726

9,558	Cresud S.A.C.I.F.y.A., ADR, (2)	80,861

2,997	Fresh Del Monte Produce Inc.	73,427

2,022	Industrias Bachoco S.A.B. de C.V., ADR	46,506

49,888	Marine Harvest	33,355
	Total Food Products	290,875

Nuveen Investments	55

Portfolio of Investments

Nuveen Tradewinds Small-Cap Opportunities Fund (continued)

July 31, 2012

Shares	Description (1)	Value

	Health Care Providers & Services – 2.2%

18,900	Profarma Distribuidora de Produtos Farmaceuticos SA	$100,532
	Hotels, Restaurants & Leisure – 2.5%

4,560	OPAP SA	27,492

6,242	Orascom Development Holding AG	87,272
	Total Hotels, Restaurants & Leisure	114,764
	Household Durables – 0.7%

14,143	Gafisa S.A., ADR	34,650
	Insurance – 3.5%

1,930	Endurance Specialty Holdings Limited	66,913

11,582	Old Republic International Corporation	93,351
	Total Insurance	160,264
	Internet & Catalog Retail – 1.3%

50,440	Home Retail Group	61,289
	Machinery – 2.1%

9,000	Japan Steel Works Limited	49,536

2,000	Kurita Water Industries Limited	45,312
	Total Machinery	94,848
	Marine – 1.7%

4,434	Stolt-Nielsen S.A.	78,344
	Metals & Mining – 9.1%

19,482	Alumina Limited, Sponsored ADR	55,134

39,266	CGA Mining Limited, (2)	80,658

299,342	Eastern Platinum Limited, (2)	58,206

24,786	Gabriel Resources, Limited, (2)	43,499

63,105	Gran Colombia Gold Corporation, (2)	22,653

10,573	NovaGold Resources Inc., (2)	41,975

28,130	Saint Barbara Limited, (2)	41,091

6,235	Silver Standard Resources, Inc., (2)	79,746
	Total Metals & Mining	422,962
	Oil, Gas & Consumable Fuels – 17.7%

19,508	Arch Coal Inc.	140,653

46,879	Bankers Petroleum Limited, (2)	113,592

24,022	ERG S.P.A	169,063

4,705	Goodrich Petroleum Corporation, (2)	54,578

3,682	Niko Resources Limited	63,187

10,752	Petrobras Argentina S.A., ADR, (2)	90,639

510,000	PT Medco Energi Internasional Tbk	93,217

86,882	Saras SpA	95,622
	Total Oil, Gas & Consumable Fuels	820,551
	Paper & Forest Products – 1.0%

612	Domtar Corporation	45,202
	Pharmaceuticals – 5.7%

1,245	EGIS PLC	86,740

4,843	Pharmstandard OJSC, 144A, GDR, (2)	70,320

223,500	United Laboratories International Holdings Ltd	106,350
	Total Pharmaceuticals	263,410

56	Nuveen Investments

Shares	Description (1)				Value

	Professional Services – 3.0%

13,095	CBIZ Inc., (2)				$69,273

2,008	Manpower Inc.				71,445
	Total Professional Services				140,718
	Specialty Retail – 0.9%

22,423	Office Depot, Inc., (2)				39,913
	Wireless Telecommunication Services – 3.2%

8,441	NII Holdings Inc., (2)				56,977

1,999,100	Safaricom Limited				90,060
	Total Wireless Telecommunication Services				147,037
	Total Common Stocks (cost $4,745,564)				4,245,009

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	CONVERTIBLE BONDS – 1.2%

	Oil, Gas & Consumable Fuels – 1.2%

$117	USEC Inc., Convertible Bond	3.000%	10/01/14	Caa2	$56,306
$117	Total Convertible Bonds (cost $59,834)				56,306

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	CORPORATE BONDS – 0.3%

	Metals & Mining – 0.3%

$15	Banro Corporation, 144A	10.000%	3/01/17	N/R	$12,975
$15	Total Corporate Bonds (cost $15,000)				12,975

Shares	Description (1)				Value
	WARRANTS – 1.7%

	Commercial Banks – 1.7%

35,157	HSBC Bank PLC LEPO, United Phosphorus Limited, 144A				$75,472
	Metals & Mining – 0.0%

720	Banro Corporation, 144A				756
	Total Warrants (cost $78,476)				76,228
	Total Investments (cost $4,898,874) – 95.0%				4,390,518
	Other Assets Less Liabilities – 5.0%				232,237
	Net Assets – 100%				$4,622,755

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

N/R	Not Rated.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

ADR	American Depositary Receipt.

GDR	Global Depositary Receipt.

See accompanying notes to financial statements.

Nuveen Investments	57

Statement of Assets and Liabilities

July 31, 2012

	Tradewinds Emerging Markets	Tradewinds Global All-Cap	Tradewinds Global Resources
Assets
Long-term investments, at value (cost $78,380,219, $717,056,721 and $60,903,553, respectively)	$59,374,075	$579,760,731	$47,543,510
Short-term investments (at cost, which approximates value)	492,923	9,165,807	1,531,678
Cash	—	—	—
Cash denominated in foreign currencies (cost $31, $18,565 and $—, respectively)	31	18,009	—
Receivables:
Dividends	105,537	1,295,117	80,743
From Adviser	—	—	—
Interest	33,959	—	48,880
Investments sold	368,605	7,150,480	476,754
Reclaims	—	—	—
Shares sold	79,799	381,546	45,244
Other assets	41	46,239	51
Total assets	60,454,970	597,817,929	49,726,860
Liabilities
Cash overdraft	21	—	14
Cash overdraft denominated in foreign currencies	—	—	—
Payables:
Investments purchased	—	4,784,107	582,524
Shares redeemed	152,026	5,014,636	130,034
Accrued expenses:
Management fees	113,123	516,271	108,288
12b-1 distribution and service fees	6,698	164,122	14,728
Other	84,806	915,489	82,726
Total liabilities	356,674	11,394,625	918,314
Net assets	$60,098,296	$586,423,304	$48,808,546
Class A Shares
Net assets	$16,378,126	$217,152,139	$18,110,286
Shares outstanding	619,266	9,774,815	1,052,742
Net asset value per share	$26.45	$22.22	$17.20
Offering price per share (net asset value per share plus maximum sales charge of 5.75% of offering price)	$28.06	$23.58	$18.25
Class B Shares
Net assets	N/A	$1,068,451	N/A
Shares outstanding	N/A	48,679	N/A
Net asset value and offering price per share	N/A	$21.95	N/A
Class C Shares
Net assets	$3,942,912	$128,310,952	$12,898,767
Shares outstanding	150,165	5,839,602	763,756
Net asset value and offering price per share	$26.26	$21.97	$16.89
Class R3 Shares
Net assets	$84,482	$602,876	$63,099
Shares outstanding	3,201	27,215	3,664
Net asset value and offering price per share	$26.40	$22.15	$17.22
Class I Shares
Net assets	$39,692,776	$239,288,886	$17,736,394
Shares outstanding	1,498,248	10,766,781	1,026,759
Net asset value and offering price per share	$26.49	$22.22	$17.27
Net assets consist of:
Capital paid-in	$104,363,405	$852,429,504	$99,518,497
Undistributed (Over-distribution of) net investment income	81,783	1,803,080	(132,438)
Accumulated net realized gain (loss)	(25,340,710)	(130,499,929)	(37,217,470)
Net unrealized appreciation (depreciation)	(19,006,182)	(137,309,351)	(13,360,043)
Net assets	$60,098,296	$586,423,304	$48,808,546
Authorized shares	Unlimited	Unlimited	Unlimited
Par value per share	$0.01	$0.01	$0.01

N/A –	Fund does not offer Class B Shares. Effective May 14, 2012, Tradewinds Global All-Cap and Tradewinds International Value will issue Class B Shares upon the exchange of Class B Shares from another Nuveen mutual fund or for purposes of dividend reinvestment, but Class B Shares are not available for new accounts or for additional investment into existing accounts.

See accompanying notes to financial statements.

58	Nuveen Investments

	Tradewinds International Value	Tradewinds Japan	Tradewinds Small-Cap Opportunities
Assets
Long-term investments, at value (cost $742,309,697, $4,657,513 and $4,898,874, respectively)	$638,043,296	$4,579,114	$4,390,518
Short-term investments (at cost, which approximates value)	12,293,907	112,478	—
Cash	—	—	99,521
Cash denominated in foreign currencies (cost $—, $— and $5, respectively)	—	—	5
Receivables:
Dividends	2,438,069	6,594	488
From Adviser	—	—	7,013
Interest	—	—	1,791
Investments sold	—	—	162,799
Reclaims	171,985	—	—
Shares sold	692,576	830	2,556
Other assets	74,304	6	35,762
Total assets	653,714,137	4,699,022	4,700,453
Liabilities
Cash overdraft	—	—	—
Cash overdraft denominated in foreign currencies	93,727	—	—
Payables:
Investments purchased	—	—	41,898
Shares redeemed	5,600,381	1,800	—
Accrued expenses:
Management fees	478,264	19,965	—
12b-1 distribution and service fees	95,951	429	309
Other	819,847	11,514	35,491
Total liabilities	7,088,170	33,708	77,698
Net assets	$646,625,967	$4,665,314	$4,622,755
Class A Shares
Net assets	$237,547,767	$686,980	$502,762
Shares outstanding	11,721,976	34,938	26,407
Net asset value per share	$20.27	$19.66	$19.04
Offering price per share (net asset value per share plus maximum sales charge of 5.75% of offering price)	$21.51	$20.86	$20.20
Class B Shares
Net assets	$2,919,102	N/A	N/A
Shares outstanding	151,505	N/A	N/A
Net asset value and offering price per share	$19.27	N/A	N/A
Class C Shares
Net assets	$45,932,325	$331,700	$110,168
Shares outstanding	2,383,043	16,947	5,826
Net asset value and offering price per share	$19.27	$19.57	$18.91
Class R3 Shares
Net assets	$3,318,696	N/A	$237,474
Shares outstanding	162,583	N/A	12,500
Net asset value and offering price per share	$20.41	N/A	$19.00
Class I Shares
Net assets	$356,908,077	$3,646,634	$3,772,351
Shares outstanding	17,514,393	185,130	197,681
Net asset value and offering price per share	$20.38	$19.70	$19.08
Net assets consist of:
Capital paid-in	$950,356,790	$5,010,881	$5,027,318
Undistributed (Over-distribution of) net investment income	16,529,623	(37,766)	27,492
Accumulated net realized gain (loss)	(215,946,909)	(229,516)	76,339
Net unrealized appreciation (depreciation)	(104,313,537)	(78,285)	(508,394)
Net assets	$646,625,967	$4,665,314	$4,622,755
Authorized shares	Unlimited	Unlimited	Unlimited
Par value per share	$0.01	$0.01	$0.01

N/A –	Fund does not offer Class B Shares. Effective May 14, 2012, Tradewinds Global All-Cap and Tradewinds International Value will issue Class B Shares upon the exchange of Class B Shares from another Nuveen mutual fund or for purposes of dividend reinvestment, but Class B Shares are not available for new accounts or for additional investment into existing accounts. After the close of business on May 30, 2012, Tradewinds Japan liquidated all of its Class R3 Shares.

See accompanying notes to financial statements.

Nuveen Investments	59

Statement of Operations

Year Ended July 31, 2012

	Tradewinds Emerging Markets	Tradewinds Global All-Cap	Tradewinds Global Resources
Investment Income
Dividends (net of foreign tax withheld of $171,227, $3,112,343 and $130,632, respectively)	$1,843,877	$39,332,040	$1,719,458
Interest	433,162	4,067	273,640
Total investment income	2,277,039	39,336,107	1,993,098
Expenses
Management fees	1,170,810	13,562,214	1,127,888
12b-1 service fees – Class A	52,817	1,487,146	87,162
12b-1 distribution and service fees – Class B	N/A	22,360	N/A
12b-1 distribution and service fees – Class C	44,289	2,446,671	191,840
12b-1 distribution and service fees – Class R3	334	3,931	325
Shareholders’ servicing agent fees and expenses	85,907	1,594,222	192,858
Custodian’s fees and expenses	169,978	954,852	85,008
Trustees’ fees and expenses	2,814	45,396	3,565
Professional fees	43,851	254,400	48,965
Shareholders’ reports – printing and mailing expenses	44,276	479,790	67,892
Federal and state registration fees	26,261	61,155	20,860
Other expenses	8,173	61,490	8,456
Total expenses before custodian fee credit and expense reimbursement	1,649,510	20,973,627	1,834,819
Custodian fee credit	(20)	(111)	(22)
Expense reimbursement	(775)	—	(537)
Net expenses	1,648,715	20,973,516	1,834,260
Net investment income (loss)	628,324	18,362,591	158,838
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments and foreign currency	(24,787,810)	(122,250,874)	(35,644,704)
Change in net unrealized appreciation (depreciation) of investments and foreign currency	(11,693,351)	(248,273,383)	(12,649,825)
Net realized and unrealized gain (loss)	(36,481,161)	(370,524,257)	(48,294,529)
Net increase (decrease) in net assets from operations	$(35,852,837)	$(352,161,666)	$(48,135,691)

N/A –	Fund does not offer Class B Shares. Effective May 14, 2012, Tradewinds Global All-Cap and Tradewinds International Value will issue Class B Shares upon the exchange of Class B Shares from another Nuveen mutual fund or for purposes of dividend reinvestment, but Class B Shares are not available for new accounts or for additional investment into existing accounts.

See accompanying notes to financial statements.

60	Nuveen Investments

	Tradewinds International Value	Tradewinds Japan	Tradewinds Small-Cap Opportunities(1)
Investment Income
Dividends (net of foreign tax withheld of $3,524,633, $8,660 and $3,935, respectively)	$35,453,529	$115,048	$35,166
Interest	3,504	8	10,233
Total investment income	35,457,033	115,056	45,399
Expenses
Management fees	9,857,822	45,127	17,900
12b-1 service fees – Class A	1,065,193	1,839	1,045
12b-1 distribution and service fees – Class B	42,050	N/A	N/A
12b-1 distribution and service fees – Class C	701,378	3,355	2,120
12b-1 distribution and service fees – Class R3(2)	15,709	1,092	1,119
Shareholders’ servicing agent fees and expenses	1,742,718	2,847	6,914
Custodian’s fees and expenses	478,732	16,760	29,205
Trustees’ fees and expenses	34,418	311	221
Professional fees	222,289	23,203	41,616
Shareholders’ reports – printing and mailing expenses	579,287	—	2,196
Federal and state registration fees	52,927	22,725	3,943
Other expenses	43,309	—	22,867
Total expenses before custodian fee credit and expense reimbursement	14,835,832	117,259	129,146
Custodian fee credit	(59)	(37)	(17)
Expense reimbursement	—	(47,831)	(102,312)
Net expenses	14,835,773	69,391	26,817
Net investment income (loss)	20,621,260	45,665	18,582
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments and foreign currency	(140,571,851)	(194,313)	83,903
Change in net unrealized appreciation (depreciation) of investments and foreign currency	(163,474,894)	(964,929)	(508,394)
Net realized and unrealized gain (loss)	(304,046,745)	(1,159,242)	(424,491)
Net increase (decrease) in net assets from operations	$(283,425,485)	$(1,113,577)	$(405,909)

N/A –	Fund does not offer Class B Shares. Effective May 14, 2012, Tradewinds Global All-Cap and Tradewinds International Value will issue Class B Shares upon the exchange of Class B Shares from another Nuveen mutual fund or for purposes of dividend reinvestment, but Class B Shares are not available for new accounts or for additional investment into existing accounts.

(1) –	For the period September 22, 2011 (commencement of operations) through July 31, 2012.

(2) –	After the close of business on May 30, 2012, Tradewinds Japan liquidated all of its Class R3 Shares.

See accompanying notes to financial statements.

Nuveen Investments	61

Statement of Changes in Net Assets

	Tradewinds Emerging Markets		Tradewinds Global All-Cap		Tradewinds Global Resources
	Year Ended 7/31/12	Year Ended 7/31/11	Year Ended 7/31/12	Year Ended 7/31/11	Year Ended 7/31/12	Year Ended 7/31/11
Operations
Net investment income (loss)	$628,324	$390,006	$18,362,591	$12,241,321	$158,838	$(282,871)
Net realized gain (loss) from investments and foreign currency	(24,787,810)	3,658,217	(122,250,874)	160,981,359	(35,644,704)	5,155,338
Change in net unrealized appreciation (depreciation) of investments and foreign currency	(11,693,351)	(8,233,402)	(248,273,383)	69,085,691	(12,649,825)	(2,545,890)
Net increase (decrease) in net assets from operations	(35,852,837)	(4,185,179)	(352,161,666)	242,308,371	(48,135,691)	2,326,577
Distributions to Shareholders
From net investment income:
Class A	(263,756)	(73,287)	(8,080,401)	(11,661,354)	(219,202)	(284,422)
Class B	N/A	N/A	(6,564)	(35,703)	N/A	N/A
Class C	(10,879)	—	(668,821)	(2,149,307)	—	(23,866)
Class R3	(436)	(194)	(6,831)	(3,992)	(174)	(497)
Class I	(1,138,725)	(229,565)	(13,137,306)	(13,281,874)	(850,983)	(303,090)
From accumulated net realized gains:
Class A	(535,500)	(601,812)	(46,607,577)	(1,259,428)	(1,099,913)	(300,707)
Class B	N/A	N/A	(170,487)	(6,437)	N/A	N/A
Class C	(102,267)	(87,549)	(17,432,589)	(375,214)	(592,617)	(114,270)
Class R3	(1,165)	(2,995)	(52,389)	(547)	(1,844)	(928)
Class I	(1,893,338)	(835,587)	(60,678,214)	(1,235,733)	(2,851,149)	(333,756)
Decrease in net assets from distributions to shareholders	(3,946,066)	(1,830,989)	(146,841,179)	(30,009,589)	(5,615,882)	(1,361,536)
Fund Share Transactions
Proceeds from sale of shares	83,392,020	143,275,219	384,102,539	1,710,969,950	105,538,213	194,825,038
Proceeds from shares issued to shareholders due to reinvestment of distributions	3,533,880	1,108,817	107,842,872	20,686,552	3,318,782	945,269
	86,925,900	144,384,036	491,945,411	1,731,656,502	108,856,995	195,770,307
Cost of shares redeemed	(113,167,108)	(31,428,264)	(1,873,061,136)	(410,494,770)	(176,970,625)	(44,655,406)
Redemption fees	32,428	3,248	65,199	134,390	10,484	11,775
Net increase (decrease) in net assets from Fund share transactions	(26,208,780)	112,959,020	(1,381,050,526)	1,321,296,122	(68,103,146)	151,126,676
Net increase (decrease) in net assets	(66,007,683)	106,942,852	(1,880,053,371)	1,533,594,904	(121,854,719)	152,091,717
Net assets at the beginning of period	126,105,979	19,163,127	2,466,476,675	932,881,771	170,663,265	18,571,548
Net assets at the end of period	$60,098,296	$126,105,979	$586,423,304	$2,466,476,675	$48,808,546	$170,663,265
Undistributed (Over-distribution of) net investment income at the end of period	$81,783	$503,536	$1,803,080	$3,012,227	$(132,438)	$(695,578)

N/A –	Fund does not offer Class B Shares. Effective May 14, 2012, Tradewinds Global All-Cap and Tradewinds International Value will issue Class B Shares upon the exchange of Class B Shares from another Nuveen mutual fund or for purposes of dividend reinvestment, but Class B Shares are not available for new accounts or for additional investment into existing accounts.

See accompanying notes to financial statements.

62	Nuveen Investments

	Tradewinds International Value		Tradewinds Japan		Tradewinds Small-Cap Opportunities
	Year Ended 7/31/12	Year Ended 7/31/11	Year Ended 7/31/12	Year Ended 7/31/11	For the Period 9/22/11 (Commencement of Operations) through 7/31/12
Operations
Net investment income (loss)	$20,621,260	$23,148,015	$45,665	$24,002	$18,582
Net realized gain (loss) from investments and foreign currency	(140,571,851)	56,255,707	(194,313)	16,263	83,903
Change in net unrealized appreciation (depreciation) of investments and foreign currency	(163,474,894)	31,128,076	(964,929)	632,723	(508,394)
Net increase (decrease) in net assets from operations	(283,425,485)	110,531,798	(1,113,577)	672,988	(405,909)
Distributions to Shareholders
From net investment income:
Class A	(8,954,087)	(5,550,573)	(19,444)	(3,406)	—
Class B	(46,614)	(14,221)	N/A	N/A	N/A
Class C	(785,135)	(214,163)	(4,608)	(1,386)	—
Class R3(1)	(47,504)	(16,522)	(5,101)	(2,731)	—
Class I	(16,018,492)	(7,223,702)	(84,904)	(52,484)	—
From accumulated net realized gains:
Class A	—	—	(1,831)	—	—
Class B	—	—	N/A	N/A	N/A
Class C	—	—	(682)	—	—
Class R3(1)	—	—	(548)	—	—
Class I	—	—	(7,129)	—	—
Decrease in net assets from distributions to shareholders	(25,851,832)	(13,019,181)	(124,247)	(60,007)	—
Fund Share Transactions
Proceeds from sale of shares	498,569,523	765,857,412	1,302,433	6,000,768	5,718,676
Proceeds from shares issued to shareholders due to reinvestment of distributions	18,665,261	10,472,350	30,311	2,687	—
	517,234,784	776,329,762	1,332,744	6,003,455	5,718,676
Cost of shares redeemed	(1,063,953,509)	(483,349,363)	(5,720,895)	(531,209)	(690,012)
Redemption fees	34,889	53,238	24	345	—
Net increase (decrease) in net assets from Fund share transactions	(546,683,836)	293,033,637	(4,388,127)	5,472,591	5,028,664
Net increase (decrease) in net assets	(855,961,153)	390,546,254	(5,625,951)	6,085,572	4,622,755
Net assets at the beginning of period	1,502,587,120	1,112,040,866	10,291,265	4,205,693	—
Net assets at the end of period	$646,625,967	$1,502,587,120	$4,665,314	$10,291,265	$4,622,755
Undistributed (Over-distribution of) net investment income at the end of period	$16,529,623	$22,764,316	$(37,766)	$(10,811)	$27,492

N/A – Fund	does not offer Class B Shares. Effective May 14, 2012, Tradewinds Global All-Cap and Tradewinds International Value will issue Class B Shares upon the exchange of Class B Shares from another Nuveen mutual fund or for purposes of dividend reinvestment, but Class B Shares are not available for new accounts or for additional investment into existing accounts.

(1) – After	the close of business on May 30, 2012, Tradewinds Japan liquidated all of its Class R3 Shares.

See accompanying notes to financial statements.

Nuveen Investments	63

Financial Highlights

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

TRADEWINDS EMERGING MARKETS
Year Ended July 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Redemption Fees(a)		Ending Net Asset Value
Class A (12/08)
2012	$39.23	$.18	$(11.89)	$(11.71)	$(.36)	$(.71)	$(1.07)	$—	**	$26.45
2011	37.13	.12	3.93	4.05	(.21)	(1.74)	(1.95)	—	**	39.23
2010	31.45	.57	7.60	8.17	(.38)	(2.11)	(2.49)	—	**	37.13
2009(f)	20.00	.27	11.18	11.45	—	—	—	—		31.45
Class C (12/08)
2012	38.87	(.01)	(11.82)	(11.83)	(.07)	(.71)	(.78)	—	**	26.26
2011	36.90	(.18)	3.89	3.71	—	(1.74)	(1.74)	—	**	38.87
2010	31.31	.08	7.79	7.87	(.17)	(2.11)	(2.28)	—	**	36.90
2009(f)	20.00	.17	11.14	11.31	—	—	—	—		31.31
Class R3 (12/08)
2012	39.11	.25	(11.99)	(11.74)	(.26)	(.71)	(.97)	—	**	26.40
2011	37.06	(.28)	4.18	3.90	(.11)	(1.74)	(1.85)	—	**	39.11
2010	31.40	.24	7.84	8.08	(.31)	(2.11)	(2.42)	—	**	37.06
2009(f)	20.00	.24	11.16	11.40	—	—	—	—		31.40
Class I (12/08)
2012	39.32	.21	(11.88)	(11.67)	(.45)	(.71)	(1.16)	—	**	26.49
2011	37.21	.28	3.87	4.15	(.30)	(1.74)	(2.04)	—	**	39.32
2010	31.49	.45	7.83	8.28	(.45)	(2.11)	(2.56)	—	**	37.21
2009(f)	20.00	.23	11.26	11.49	—	—	—	—		31.49

64	Nuveen Investments

	Ratios/Supplemental Data

		Ratios to Average Net Assets Before Reimbursement(e)			Ratios to Average Net Assets After Reimbursement(d)(e)
Total Return(c)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)	Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

(30.09)%	$16,378	1.82%		.58%	1.82%		.58%		69%
10.54	25,787	1.85		.27	1.83		.30		40
26.41	6,121	4.31		(.89)	1.84		1.58		61
57.25	393	6.15	*	(2.34)*	1.85	*	1.95	*	32

(30.62)	3,943	2.59		(.03)	2.58		(.02)		69
9.74	4,832	2.60		(.46)	2.58		(.44)		40
25.48	765	4.89		(2.08)	2.59		.22		61
56.55	391	6.89	*	(3.09)*	2.60	*	1.20	*	32

(30.23)	84	2.12		.79	2.07		.84		69
10.21	57	2.22		(.85)	2.08		(.71)		40
26.10	463	4.42		(1.66)	2.09		.68		61
57.00	393	6.40	*	(2.59)*	2.10	*	1.71	*	32

(29.95)	39,693	1.55		.68	1.55		.68		69
10.81	95,430	1.61		.66	1.58		.68		40
26.76	11,813	3.94		(1.09)	1.59		1.26		61
57.45	1,800	6.19	*	(2.99)*	1.60	*	1.60	*	32

(a)	Per share Net Investment Income (Loss) and Redemptions Fees are calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable.
(e)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(f)	For the period December 29, 2008 (commencement of operations) through July 31, 2009.
*	Annualized.
**	Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	65

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

TRADEWINDS GLOBAL ALL-CAP
Year Ended July 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Redemption Fees(a)		Ending Net Asset Value
Class A (3/06)
2012	$29.84	$.29	$(5.96)	$(5.67)	$(.28)	$(1.67)	$(1.95)	$—	**	$22.22
2011	25.05	.20	5.17	5.37	(.52)	(.06)	(.58)	—	**	29.84
2010	21.14	.11	3.86	3.97	(.06)	—	(.06)	—	**	25.05
2009	24.03	.13	(1.32)	(1.19)	(.11)	(1.59)	(1.70)	—	**	21.14
2008	25.54	.16	.09	.25	(.37)	(1.39)	(1.76)	—	**	24.03
Class B (3/06)
2012	29.46	.09	(5.87)	(5.78)	(.06)	(1.67)	(1.73)	—	**	21.95
2011	24.76	(.04)	5.12	5.08	(.32)	(.06)	(.38)	—	**	29.46
2010	20.99	(.09)	3.86	3.77	— **	—	—	—	**	24.76
2009	23.92	.01	(1.35)	(1.34)	—	(1.59)	(1.59)	—	**	20.99
2008	25.43	(.03)	.09	.06	(.18)	(1.39)	(1.57)	—	**	23.92
Class C (3/06)
2012	29.51	.14	(5.95)	(5.81)	(.06)	(1.67)	(1.73)	—	**	21.97
2011	24.79	(.01)	5.11	5.10	(.32)	(.06)	(.38)	—	**	29.51
2010	21.02	(.07)	3.84	3.77	— **	—	—	—	**	24.79
2009	23.94	— **	(1.33)	(1.33)	—	(1.59)	(1.59)	—	**	21.02
2008	25.45	(.03)	.09	.06	(.18)	(1.39)	(1.57)	—	**	23.94
Class R3 (3/09)
2012	29.75	.30	(6.03)	(5.73)	(.20)	(1.67)	(1.87)	—	**	22.15
2011	24.98	.11	5.17	5.28	(.45)	(.06)	(.51)	—	**	29.75
2010	21.09	.03	3.87	3.90	(.01)	—	(.01)	—	**	24.98
2009(f)	13.56	.08	7.45	7.53	—	—	—	—	**	21.09
Class I (3/06)
2012	29.86	.35	(5.97)	(5.62)	(.35)	(1.67)	(2.02)	—	**	22.22
2011	25.06	.29	5.15	5.44	(.58)	(.06)	(.64)	—	**	29.86
2010	21.14	.18	3.85	4.03	(.11)	—	(.11)	—	**	25.06
2009	24.08	.18	(1.36)	(1.18)	(.17)	(1.59)	(1.76)	—	**	21.14
2008	25.59	.09	.22	.31	(.43)	(1.39)	(1.82)	—	**	24.08

66	Nuveen Investments

	Ratios/Supplemental Data

		Ratios to Average Net Assets Before Reimbursement(e)			Ratios to Average Net Assets After Reimbursement(d)(e)
Total Return(c)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)	Expenses		Net Invest- ment Income (Loss)	Portfolio Turnover Rate

(19.56)%	$217,152	1.29%		1.10%	1.29%		1.10%	53%
21.48	965,202	1.24		.69	1.24		.69	58
18.81	418,109	1.34		.44	1.34		.44	45
(2.22)	233,006	1.40		.74	1.40		.74	72
.95	273,879	1.29		.63	1.29		.63	54

(20.16)	1,068	2.05		.36	2.05		.36	53
20.58	3,271	1.99		(.12)	1.99		(.12)	58
17.96	2,841	2.09		(.39)	2.09		(.39)	45
(3.03)	2,622	2.15		.03	2.15		.03	72
.15	3,209	2.05		(.11)	2.05		(.11)	54

(20.20)	128,311	2.06		.53	2.06		.53	53
20.60	320,522	1.99		(.05)	1.99		(.05)	58
17.94	123,726	2.09		(.27)	2.09		(.27)	45
(2.98)	48,711	2.15		— ***	2.15		— ***	72
.16	53,299	2.04		(.13)	2.04		(.13)	54

(19.79)	603	1.58		1.19	1.58		1.19	53
21.18	634	1.49		.40	1.49		.40	58
18.52	387	1.59		.11	1.59		.11	45
55.53	233	1.66	*	1.01 *	1.66	*	1.01 *	72

(19.35)	239,289	1.03		1.32	1.03		1.32	53
21.77	1,176,849	.99		.99	.99		.99	58
19.10	387,819	1.09		.74	1.09		.74	45
(2.11)	118,560	1.15		1.01	1.15		1.01	72
1.20	84,493	1.08		.35	1.08		.35	54

(a)	Per share Net Investment Income (Loss) and Redemption Fees are calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable.
(e)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(f)	For the period March 3, 2009 (commencement of operations) through July 31, 2009.
*	Annualized.
**	Rounds to less than $.01 per share.
***	Rounds to less than .01%.

See accompanying notes to financial statements.

Nuveen Investments	67

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

TRADEWINDS GLOBAL RESOURCES
Year Ended July 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Redemption Fees(a)		Ending Net Asset Value
Class A (12/06)
2012	$25.87	$.03	$(7.97)	$(7.94)	$(.12)	$(.61)	$(.73)	$—	**	$17.20
2011	21.00	(.08)	5.48	5.40	(.22)	(.31)	(.53)	—	**	25.87
2010	17.92	(.07)	3.52	3.45	(.37)	—	(.37)	—	**	21.00
2009	22.60	.03	(4.09)	(4.06)	—	(.62)	(.62)	—		17.92
2008	23.32	.01	.72	.73	(.60)	(.85)	(1.45)	—		22.60
Class C (12/06)
2012	25.45	(.11)	(7.84)	(7.95)	—	(.61)	(.61)	—	**	16.89
2011	20.69	(.26)	5.38	5.12	(.05)	(.31)	(.36)	—	**	25.45
2010	17.68	(.21)	3.46	3.25	(.24)	—	(.24)	—	**	20.69
2009	22.47	(.07)	(4.10)	(4.17)	—	(.62)	(.62)	—		17.68
2008	23.23	(.18)	.70	.52	(.43)	(.85)	(1.28)	—		22.47
Class R3 (9/09)
2012	25.87	.01	(7.99)	(7.98)	(.06)	(.61)	(.67)	—	**	17.22
2011	21.02	(.13)	5.45	5.32	(.16)	(.31)	(.47)	—		25.87
2010(f)	19.63	(.11)	1.91	1.80	(.41)	—	(.41)	—	**	21.02
Class I (12/06)
2012	25.99	.06	(7.99)	(7.93)	(.18)	(.61)	(.79)	—	**	17.27
2011	21.09	(.01)	5.50	5.49	(.28)	(.31)	(.59)	—	**	25.99
2010	17.99	(.02)	3.54	3.52	(.42)	—	(.42)	—	**	21.09
2009	22.63	.08	(4.10)	(4.02)	—	(.62)	(.62)	—		17.99
2008	23.38	.08	.68	.76	(.66)	(.85)	(1.51)	—	**	22.63

68	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Reimbursement(e)			Ratios to Average Net Assets After Reimbursement(d)(e)
Total Return(c)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)	Expenses		Net Invest- ment Income (Loss)	Portfolio Turnover Rate

(31.05)%	$18,110	1.46%		.13%	1.46%		.13%	88%
25.55	56,883	1.50		(.30)	1.48		(.29)	38
19.34	4,464	2.04		(.80)	1.58		(.34)	50
(16.58)	1,339	3.58		(1.78)	1.60		.20	65
2.92	370	3.83		(2.43)	1.58		(.18)	43

(31.55)	12,899	2.22		(.54)	2.22		(.54)	88
24.69	25,239	2.25		(1.03)	2.23		(1.01)	38
18.40	4,603	2.86		(1.59)	2.33		(1.06)	50
(17.18)	640	4.29		(2.39)	2.35		(.45)	65
2.07	285	4.59		(3.20)	2.33		(.94)	43

(31.18)	63	1.73		.02	1.73		.03	88
25.24	79	1.76		(.56)	1.73		(.52)	38
9.17	64	2.25	*	(1.06)*	1.83	*	(.65 )*	50

(30.85)	17,736	1.19		.29	1.19		.29	88
25.84	88,463	1.24		(.06)	1.23		(.05)	38
19.63	9,440	1.74		(.51)	1.33		(.10)	50
(16.38)	8,431	3.12		(1.24)	1.35		.52	65
3.07	2,490	3.55		(2.08)	1.34		.14	43

(a)	Per share Net Investment Income (Loss) and Redemption Fees are calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable.
(e)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(f)	For the period September 29, 2009 (commencement of operations) through July 31, 2010.
*	Annualized.
**	Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	69

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

TRADEWINDS INTERNATIONAL VALUE
Year Ended July 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Redemption Fees(a)		Ending Net Asset Value
Class A (12/99)
2012	$25.63	$.36	$(5.30)	$(4.94)	$(.42)	$—	$(.42)	$—	**	$20.27
2011	23.54	.41	1.92	2.33	(.24)	—	(.24)	—	**	25.63
2010	22.24	.23	1.14	1.37	(.07)	—	(.07)	—	**	23.54
2009	29.89	.23	(4.82)	(4.59)	(.18)	(2.88)	(3.06)	—	**	22.24
2008	34.42	.15	(.90)	(.75)	(.45)	(3.33)	(3.78)	—	**	29.89
Class B (12/99)
2012	24.34	.19	(5.04)	(4.85)	(.22)	—	(.22)	—	**	19.27
2011	22.37	.17	1.85	2.02	(.05)	—	(.05)	—	**	24.34
2010	21.24	.06	1.07	1.13	— **	—	—	—	**	22.37
2009	28.69	.04	(4.61)	(4.57)	—	(2.88)	(2.88)	—	**	21.24
2008	33.16	(.10)	(.85)	(.95)	(.19)	(3.33)	(3.52)	—	**	28.69
Class C (12/99)
2012	24.35	.18	(5.04)	(4.86)	(.22)	—	(.22)	—	**	19.27
2011	22.38	.19	1.83	2.02	(.05)	—	(.05)	—	**	24.35
2010	21.25	.06	1.07	1.13	— **	—	—	—		22.38
2009	28.70	.05	(4.62)	(4.57)	—	(2.88)	(2.88)	—	**	21.25
2008	33.18	(.10)	(.86)	(.96)	(.19)	(3.33)	(3.52)	—	**	28.70
Class R3 (8/08)
2012	25.81	.35	(5.39)	(5.04)	(.36)	—	(.36)	—	**	20.41
2011	23.70	.38	1.91	2.29	(.18)	—	(.18)	—	**	25.81
2010	22.41	.20	1.10	1.30	(.01)	—	(.01)	—		23.70
2009(e)	29.59	.18	(4.36)	(4.18)	(.12)	(2.88)	(3.00)	—	**	22.41
Class I (12/99)
2012	25.78	.43	(5.34)	(4.91)	(.49)	—	(.49)	—	**	20.38
2011	23.67	.50	1.91	2.41	(.30)	—	(.30)	—	**	25.78
2010	22.36	.32	1.11	1.43	(.12)	—	(.12)	—	**	23.67
2009	30.06	.27	(4.83)	(4.56)	(.26)	(2.88)	(3.14)	—	**	22.36
2008	34.59	.23	(.89)	(.66)	(.54)	(3.33)	(3.87)	—	**	30.06

70	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Applicable to Common Shares(d)
Total Return(c)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)	Portfolio Turnover Rate

(19.38)%	$237,548	1.35%		1.60%	26%
9.91	598,470	1.32		1.58	23
6.14	491,483	1.54		.98	40
(13.20)	505,600	1.68		1.12	45
(2.67)	372,693	1.58		.45	56

(19.99)	2,919	2.11		.92	26
9.09	5,519	2.07		.71	23
5.32	6,336	2.29		.26	40
(13.86)	7,572	2.42		.20	45
(3.38)	13,728	2.33		(.32)	56

(20.03)	45,932	2.10		.87	26
9.08	95,512	2.07		.79	23
5.32	90,472	2.29		.29	40
(13.86)	93,082	2.42		.23	45
(3.42)	136,553	2.33		(.31)	56

(19.62)	3,319	1.62		1.58	26
9.69	3,058	1.57		1.48	23
5.82	2,235	1.78		.85	40
(12.02)	1,027	1.94	*	.88 *	45

(19.18)	356,908	1.10		1.93	26
10.20	800,028	1.07		1.94	23
6.39	521,515	1.29		1.36	40
(13.00)	367,831	1.43		1.29	45
(2.40)	390,882	1.33		.69	56

(a)	Per share Net Investment Income (Loss) and Redemption Fees are calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable. The Fund did not receive an expense reimbursement from the Adviser during the periods presented herein.
(e)	For the period August 4, 2008 (commencement of operations) through July 31, 2009.
*	Annualized.
**	Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	71

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

TRADEWINDS JAPAN
Year Ended July 31	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value
Class A (12/08)
2012	$23.39	$.22	$(3.45)	$(3.23)	$(.46)	$(.04)	$(.50)	$19.66
2011	21.21	.14	2.31	2.45	(.27)	—	(.27)	23.39
2010	21.09	.12	.37	.49	(.17)	(.20)	(.37)	21.21
2009(f)	20.00	.10	.99	1.09	—	—	—	21.09
Class C (12/08)
2012	23.27	.05	(3.41)	(3.36)	(.30)	(.04)	(.34)	19.57
2011	21.11	(.03)	2.30	2.27	(.11)	—	(.11)	23.27
2010	20.99	(.04)	.38	.34	(.02)	(.20)	(.22)	21.11
2009(f)	20.00	.02	.97	.99	—	—	—	20.99
Class I (12/08)
2012	23.43	.19	(3.36)	(3.17)	(.52)	(.04)	(.56)	19.70
2011	21.24	.09	2.43	2.52	(.33)	—	(.33)	23.43
2010	21.12	.17	.37	.54	(.22)	(.20)	(.42)	21.24
2009(f)	20.00	.08	1.04	1.12	—	—	—	21.12

72	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Reimbursement(e)			Ratios to Average Net Assets After Reimbursement(d)(e)
Total Return(c)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)	Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

(13.83)%	$687	2.47%		.08%	1.48%		1.08%		33%
11.57	331	3.04		(.92)	1.48		.64		19
2.38	265	4.32		(2.28)	1.49		.55		15
5.45	264	2.95		(.55 )*	1.50	*	.90	*	23

(14.49)	332	3.09		(.64)	2.23		.22		33
10.76	347	3.77		(1.69)	2.23		(.15)		19
1.65	264	5.07		(3.03)	2.24		(.20)		15
4.95	262	3.70	*	(1.29)*	2.25	*	.15	*	23

(13.57)	3,647	2.13		— **	1.23		.91		33
11.86	9,321	2.50		(.88)	1.23		.39		19
2.63	3,412	4.06		(2.00)	1.24		.82		15
5.60	3,534	2.67	*	(.69 )*	1.25	*	.74	*	23
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable.
(e)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(f)	For the period December 29, 2008 (commencement of operations) through July 31, 2009.
*	Annualized.
**	Rounds to less than .01%

See accompanying notes to financial statements.

Nuveen Investments	73

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

TRADEWINDS SMALL-CAP OPPORTUNITIES
Year Ended July 31	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value
Class A (9/11)
2012(f)	$20.00	$.18	$(1.14)	$(.96)	$—	$—	$—	$19.04
Class C (9/11)
2012(f)	20.00	.01	(1.10)	(1.09)	—	—	—	18.91
Class R3 (9/11)
2012(f)	20.00	.06	(1.06)	(1.00)	—	—	—	19.00
Class I (9/11)
2012(f)	20.00	.22	(1.14)	(.92)	—	—	—	19.08

74	Nuveen Investments

	Ratios/Supplemental Data

		Ratios to Average Net Assets Before Reimbursement(e)				Ratios to Average Net Assets After Reimbursement(d)(e)
Total Return(c)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

(4.85)%	$503	9.28	%*	(6.77	)%*	1.47	%*	1.03	%*	70%

(5.45)	110	9.49	*	(7.21	)*	2.22	*	.05	*	70

(5.05)	237	8.52	*	(6.45	)*	1.72	*	.34	*	70

(4.60)	3,772	5.19	*	(2.61	)*	1.22	*	1.35	*	70
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable.
(e)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(f)	For the period September 22, 2011 (commencement of operations) through July 31, 2012.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	75

Notes to Financial Statements

1. General Information and Significant Accounting Policies

General Information

The Nuveen Investment Trust II (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Tradewinds Emerging Markets Fund (“Tradewinds Emerging Markets”), Nuveen Tradewinds Global All-Cap Fund (“Tradewinds Global All-Cap”), Nuveen Tradewinds Global Resources Fund (“Tradewinds Global Resources”), Nuveen Tradewinds International Value Fund (“Tradewinds International Value”), Nuveen Tradewinds Japan Fund (“Tradewinds Japan”) and Nuveen Tradewinds Small-Cap Opportunities Fund (“Tradewinds Small-Cap Opportunities”) (each a “Fund” and collectively, the “Funds”), among others. The Trust was organized as a Massachusetts business trust in 1997.

Each Fund’s investment objective is to provide long-term capital appreciation.

Under normal market conditions, Tradewinds Emerging Markets invests at least 80% of its net assets in securities of emerging market issuers. The Fund invests primarily in equity securities, but it may invest up to 20% of its net assets in debt securities of companies located in emerging market countries.

Under normal market conditions, Tradewinds Global All-Cap invests at least 80% of its net assets in equity securities of U.S. and non-U.S. companies with varying market capitalizations. The Fund will invest at least 40%, and may invest up to 75%, of its net assets in non-U.S. equity securities. The Fund may invest up to 25% of its net assets in equity securities of companies located in emerging market countries. The Fund invests in equity securities of companies located in at least three different countries, which may include the United States. No more than 35% of the Fund’s net assets may be invested in equity securities of companies located in a single non-U.S. country. Effective May 14, 2012, the Fund will issue Class B Shares upon the exchange of Class B Shares from another Nuveen mutual fund or for purposes of dividend reinvestment, but Class B Shares are not available for new accounts or for additional investment into existing accounts.

Under normal market conditions, Tradewinds Global Resources invests at least 80% of its net assets in equity securities issued by U.S. and non-U.S. natural resource-related companies. The Fund invests at least 40% of its net assets in non-U.S. equity securities. The Fund may invest up to 50% of its net assets in securities of emerging market issuers. The Fund invests in equity securities of companies located in at least three different countries, which may include the United State. No more than 35% of the Fund’s net assets may be invested in equity securities of companies located in a single non-U.S. country, other than Canada.

Under normal market conditions, Tradewinds International Value invests primarily in non-U.S. equity securities. The Fund invests primarily in developed countries, but it may invest up to 20% of its net assets in equity securities of companies located in emerging market countries. No more than 35% of the Fund’s net assets may be invested in equity securities of companies located in a single non-U.S. country. Effective May 14, 2012, the Fund will issue Class B Shares upon the exchange of Class B Shares from another Nuveen mutual fund or for purposes of dividend reinvestment, but Class B Shares are not available for new accounts or for additional investment into existing accounts.

Under normal market conditions, Tradewinds Japan invests at least 80% of its net assets in equity securities issued by companies listed or domiciled in Japan. Effective May 25, 2012, Class R3 Shares of Tradewinds Japan were closed to all new investments. After the close of business on May 30, 2012, the Fund liquidated all shareholder accounts invested in Class R3 Shares and distributed the proceeds of the liquidation.

Tradewinds Small-Cap Opportunities commenced operations on September 22, 2011. Under normal market conditions, Tradewinds Small-Cap Opportunities invests at least 80% of its net assets in equity securities of U.S. and non-U.S. companies with market capitalizations between $100 million and $3 billion at the time of purchase (the “80% test”). The Fund will not be required to sell securities if the percentage of its assets invested in such companies falls below 80%. However, the Fund may not purchase any securities outside of the foregoing market capitalization range unless, after such purchase, the Fund meets the 80% test. The Fund may invest up to 75% of its net assets in non-U.S. equity securities, including up to 25% of its net assets in equity securities of companies located in emerging market countries.

Each Fund’s most recent prospectus provides further description of each Fund’s investment objective, principal investment strategies, and principal risks.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Investment Valuation

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1 for fair value measurement purposes. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued, except as indicated below, at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions

76	Nuveen Investments

on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Funds that trade in the United States are valued based on the last traded price, official closing price, or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the New York Stock Exchange (“NYSE”). These securities may represent a transfer from a Level 1 to a Level 2 security.

Prices of fixed-income securities are provided by a pricing service approved by the Funds’ Board of Trustees. These securities are generally classified as Level 2. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity provided by Nuveen Fund Advisors, Inc., (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the net asset value (NAV) of the Funds’ shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Funds’ NAV is determined, or if under the Funds’ procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Funds’ Board of Trustees. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Trustees or its designee.

Refer to Footnote 2 – Fair Value Measurements for further details on the leveling of securities held by the Funds as of the end of the reporting period.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to earmark securities in the Funds’ portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At July 31, 2012, there were no outstanding purchase commitments in any of the Funds.

Investment Income

Dividend income on securities purchased are recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects paydown gains and losses, if any.

Nuveen Investments	77

Notes to Financial Statements (continued)

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies (“RICs”). Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

Dividends from net investment income and net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Flexible Sales Charge Program

Class A Shares are generally sold with an up-front sales charge and incur a .25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within twelve months of purchase. Class B Shares were sold without an upfront sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class B Shares are subject to a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R3 Shares are sold without an up-front sales charge but incur a .25% annual 12b-1 distribution and a .25% annual 12b-1 service fee. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Each Fund, with the exception of Tradewinds Small-Cap Opportunities, imposed a 2% redemption fee on shares that were redeemed or exchanged within 30 days of acquisition. Fees imposed on shares redeemed or exchanged are recorded as an increase to each Fund’s capital paid-in and recognized as “Redemption fees” on the Statement of Changes in Net Assets, when applicable. Effective March 30, 2012, the Funds no longer impose a redemption fee on shares that are redeemed or exchanged within 30 days of acquisition.

Foreign Currency Transactions

Each Fund is authorized to engage in foreign currency exchange transactions, including foreign currency forwards, futures, options and swap contracts. To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern time. Investments, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments, options purchased and options written are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with options purchased and options written are recognized as a component of “Change in net unrealized appreciation (depreciation) of securities sold short, options purchased and options written” respectively, on the Statement of Operations, when applicable.

78	Nuveen Investments

Derivative Financial Instruments

Each Fund is authorized to invest in certain derivative instruments, including foreign currency forwards, futures, options and swap contracts. Although the Funds are authorized to invest in such derivative instruments, and may do so in the future, they did not make any such investments during the fiscal year ended July 31, 2012.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange’s clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution fees and shareholder service fees, are recorded to the specific class.

Income, realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by changes for any days on which a Fund overdraws its account at the custodian bank.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Nuveen Investments	79

Notes to Financial Statements (continued)

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities.

The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Tradewinds Emerging Markets	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$53,770,805	$1,527,344	$48,760	$55,346,909
Sovereign Debt	—	453,120	—	453,120
Convertible Bonds	—	328,763	—	328,763
Corporate Bonds	—	806,408	—	806,408
$25 Par (or similar) Preferred Securities	1,654,774	—	—	1,654,774
Warrants	—	28,274	—	28,274
Equity Linked Certificates	—	755,827	—	755,827
Short-Term Investments:
Repurchase Agreements	—	492,923	—	492,923
Total	$55,425,579	$4,392,659	$48,760	$59,866,998

Tradewinds Global All-Cap	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$573,751,046	$2,945,938	$184,603	$576,881,587
$25 Par (or similar) Preferred Securities	2,879,144	—	—	2,879,144
Short-Term Investments:
Repurchase Agreements	—	9,165,807	—	9,165,807
Total	$576,630,190	$12,111,745	$184,603	$588,926,538

Tradewinds Global Resources	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$46,442,666	$—	$—	$46,442,666
Corporate Bonds	—	1,021,565	—	1,021,565
Warrants	—	79,279	—	79,279
Short-Term Investments:
Repurchase Agreements	—	1,531,678	—	1,531,678
Total	$46,442,666	$2,632,522	$—	$49,075,188

Tradewinds International Value	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$638,043,296	$—	$—	$638,043,296
Short-Term Investments:
Repurchase Agreements	—	12,293,907	—	12,293,907
Total	$638,043,296	$12,293,907	$—	$650,337,203

Tradewinds Japan	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$4,477,012	$102,102	$—	$4,579,114
Short-Term Investments:
Repurchase Agreements	—	112,478	—	112,478
Total	$4,477,012	$214,580	$—	$4,691,592

Tradewinds Small-Cap Opportunities	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$4,245,009	$—	$—	$4,245,009
Convertible Bonds	—	56,306	—	56,306
Corporate Bonds	—	12,975	—	12,975
Warrants	—	76,228	—	76,228
Total	$4,245,009	$145,509	$—	$4,390,518
*	Refer to the Fund’s Portfolio of Investments for industry classifications and breakdown of Common Stocks classified as Level 2 and Level 3.

80	Nuveen Investments

The table below presents the transfers in and out of the three valuation levels for the Funds as of the end of the reporting period when compared to the valuation levels at the end of the previous fiscal year. Changes in valuation inputs or methodologies may result in transfers into or out of an assigned level within the fair value hierarchy. Transfers in or out of levels are generally due to the availability of publicly available information and to the significance or extent a manager determines that the valuation inputs or methodologies may impact the valuation of those securities.

	Level 1		Level 2		Level 3
	Transfer In	(Transfers Out)	Transfer In	(Transfers Out)	Transfer In	(Transfers Out)
Tradewinds Emerging Markets	$20,759,781	$—	$—	$(20,759,781)	$—	$—
Tradewinds Global All-Cap	205,801,479	—	—	(205,801,479)	—	—
Tradewinds Global Resources	10,700,502	—	—	(10,700,502)	—	—
Tradewinds International Value	382,868,299	—	—	(382,868,299)	—	—
Tradewinds Japan	3,819,328	—	—	(3,819,328)	—	—

The Nuveen funds’ Board of Directors/Trustees is responsible for the valuation process and has delegated the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board of Directors/Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the funds’ pricing policies, and reporting to the Board of Directors/Trustees. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors/Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board of Directors/Trustees.

3. Derivative Instruments and Hedging Activities

The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. The Funds did not invest in derivative instruments during the fiscal year ended July 31, 2012.

Nuveen Investments	81

Notes to Financial Statements (continued)

4. Fund Shares

Transactions in Fund shares were as follows:

	Tradewinds Emerging Markets
	Year Ended 7/31/12		Year Ended 7/31/11
	Shares	Amount	Shares	Amount
Shares sold:
Class A	538,362	$16,984,604	883,102	$36,905,841
Class C	94,989	3,017,535	121,405	5,109,372
Class R3	2,119	64,991	582	22,181
Class I	1,994,788	63,324,890	2,426,697	101,237,825
Shares issued to shareholders due to reinvestment of distributions:
Class A	22,405	656,625	9,119	387,619
Class C	3,653	105,883	1,314	55,298
Class R3	16	451	24	1,012
Class I	94,343	2,770,921	15,598	664,888
	2,750,675	86,925,900	3,457,841	144,384,036
Shares redeemed:
Class A	(598,863)	(18,340,903)	(399,728)	(16,358,314)
Class C	(72,793)	(2,192,043)	(19,145)	(789,538)
Class R3	(386)	(9,719)	(11,654)	(502,530)
Class I	(3,017,724)	(92,624,443)	(332,929)	(13,777,882)
Redemption fees:
Class A	—	7,075	—	904
Class C	—	1,636	—	112
Class R3	—	30	—	2
Class I	—	23,687	—	2,230
	(3,689,766)	(113,134,680)	(763,456)	(31,425,016)
Net increase (decrease)	(939,091)	$(26,208,780)	2,694,385	$112,959,020

	Tradewinds Global All-Cap
	Year Ended 7/31/12		Year Ended 7/31/11
	Shares	Amount	Shares	Amount
Shares sold:
Class A	3,018,121	$78,813,471	21,846,382	$633,084,056
Class A – automatic conversion of Class B Shares	4,353	117,083	181	5,538
Class B	2,180	55,478	9,544	275,937
Class C	745,883	19,066,294	6,967,326	200,363,728
Class R3	24,754	641,228	18,650	543,752
Class I	10,845,684	285,408,985	30,114,006	876,696,939
Shares issued to shareholders due to reinvestment of distributions:
Class A	1,889,008	46,227,389	354,766	10,344,889
Class B	5,936	143,131	1,091	31,533
Class C	524,422	12,654,693	54,203	1,568,529
Class R3	2,252	54,921	124	3,624
Class I	1,990,906	48,762,738	299,826	8,737,977
	19,053,499	491,945,411	59,666,099	1,731,656,502
Shares redeemed:
Class A	(27,483,459)	(693,453,150)	(6,547,430)	(190,047,431)
Class B	(66,036)	(1,633,443)	(14,196)	(397,364)
Class B – automatic conversion to Class A Shares	(4,399)	(117,083)	(183)	(5,538)
Class C	(6,293,894)	(148,798,486)	(1,149,288)	(33,044,567)
Class R3	(21,083)	(496,710)	(12,986)	(371,939)
Class I	(41,479,641)	(1,028,562,264)	(6,480,531)	(186,627,931)
Redemption fees:
Class A	—	23,033	—	56,447
Class B	—	97	—	230
Class C	—	7,876	—	21,505
Class R3	—	20	—	27
Class I	—	34,173	—	56,181
	(75,348,512)	(1,872,995,937)	(14,204,614)	(410,360,380)
Net increase (decrease)	(56,295,013)	$(1,381,050,526)	45,461,485	$1,321,296,122

82	Nuveen Investments

	Tradewinds Global Resources
	Year Ended 7/31/12		Year Ended 7/31/11
	Shares	Amount	Shares	Amount
Shares sold:
Class A	465,938	$10,262,398	2,889,034	$76,244,383
Class C	199,955	4,181,680	883,675	23,155,269
Class R3	608	9,923	—	—
Class I	4,022,662	91,084,212	3,611,104	95,425,386
Shares issued to shareholders due to reinvestment of distributions:
Class A	59,203	1,166,848	19,510	524,352
Class C	19,264	371,412	3,017	79,262
Class R3	17	327	8	228
Class I	89,746	1,780,195	12,688	341,427
	4,857,393	108,856,995	7,419,036	195,770,307
Shares redeemed:
Class A	(1,671,284)	(35,426,241)	(922,212)	(24,261,025)
Class C	(447,252)	(8,784,698)	(117,403)	(3,057,913)
Class R3	—	—	—	—
Class I	(6,489,219)	(132,759,686)	(667,767)	(17,336,468)
Redemption fees:
Class A	—	2,756	—	4,138
Class C	—	1,484	—	3,120
Class R3	—	—	—	—
Class I	—	6,244	—	4,517
	(8,607,755)	(176,960,141)	(1,707,382)	(44,643,631)
Net increase (decrease)	(3,750,362)	$(68,103,146)	5,711,654	$151,126,676

	Tradewinds International Value
	Year Ended 7/31/12		Year Ended 7/31/11
	Shares	Amount	Shares	Amount
Shares sold:
Class A	4,212,425	$93,629,182	10,245,280	$262,274,648
Class A – automatic conversion of Class B Shares	1,614	37,104	10,781	281,236
Class B	749	16,184	2,193	54,544
Class C	341,009	7,197,781	780,412	19,193,703
Class R3	121,090	2,686,130	95,249	2,501,995
Class I	17,451,989	395,003,142	18,641,680	481,551,286
Shares issued to shareholders due to reinvestment of distributions:
Class A	376,977	8,025,839	189,559	4,930,430
Class B	1,827	37,129	434	10,770
Class C	25,509	518,857	5,470	135,771
Class R3	876	18,821	107	2,804
Class I	470,749	10,064,615	206,454	5,392,575
	23,004,814	517,234,784	30,177,619	776,329,762
Shares redeemed:
Class A	(16,216,152)	(349,160,590)	(7,979,494)	(206,320,135)
Class B	(76,091)	(1,540,149)	(47,851)	(1,165,189)
Class B – automatic conversion to Class A Shares	(1,693)	(37,104)	(11,338)	(281,236)
Class C	(1,905,656)	(39,082,654)	(906,704)	(22,092,400)
Class R3	(77,877)	(1,726,738)	(71,148)	(1,856,423)
Class I	(31,436,391)	(672,406,274)	(9,852,837)	(251,634,480)
Redemption fees:
Class A	—	12,870	—	13,565
Class B	—	106	—	67
Class C	—	1,788	—	850
Class R3	—	77	—	17
Class I	—	20,048	—	39,239
	(49,713,860)	(1,063,918,620)	(18,869,372)	(483,296,125)
Net increase (decrease)	(26,709,046)	$(546,683,836)	11,308,247	$293,033,637

Nuveen Investments	83

Notes to Financial Statements (continued)

	Tradewinds Japan
	Year Ended 7/31/12		Year Ended 7/31/11
	Shares	Amount	Shares	Amount
Shares sold:
Class A	29,667	$643,835	1,995	$45,223
Class C	1,992	42,100	2,403	53,300
Class R3(1)	—	—	—	—
Class I	31,493	616,498	260,576	5,902,245
Shares issued to shareholders due to reinvestment of distributions:
Class A	737	14,920	—	—
Class C	52	1,045	—	—
Class R3(1)	—	—	—	—
Class I	709	14,346	115	2,687
	64,650	1,332,744	265,089	6,003,455
Shares redeemed:
Class A	(9,625)	(202,677)	(336)	(7,824)
Class C	—	—	—	—
Class R3(1)	(12,500)	(229,500)	—	—
Class I	(244,833)	(5,288,718)	(23,577)	(523,730)
Redemption fees:
Class I	—	24	—	345
	(266,958)	(5,720,871)	(23,913)	(531,209)
Net increase (decrease)	(202,308)	$(4,388,127)	241,176	$5,472,246
(1)	After the close of business on May 30, 2012, Tradewinds Japan liquidated all of its Class R3 Shares.

	Tradewinds Small-Cap Opportunities
	For the period 9/22/11 (commencement of operations) through 7/31/12
	Shares	Amount
Shares sold:
Class A	50,276	$1,080,807
Class C	15,546	315,052
Class R3	12,500	250,000
Class I	198,448	4,072,817
	276,770	5,718,676
Shares redeemed:
Class A	(23,869)	(497,714)
Class C	(9,720)	(177,390)
Class R3	—	—
Class I	(767)	(14,908)
	(34,356)	(690,012)
Net increase (decrease)	242,414	$5,028,664

5. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments) during the fiscal year ended July 31, 2012, were as follows:

	Tradewinds Emerging Markets	Tradewinds Global All-Cap	Tradewinds Global Resources	Tradewinds International Value	Tradewinds Japan	Tradewinds Small-Cap Opportunities*
Purchases	$66,813,131	$838,056,274	$108,685,357	$296,631,522	$1,673,232	$6,279,127
Sales and maturities	91,967,731	2,121,868,220	172,175,295	759,942,389	5,911,542	1,473,750
*	For the period September 22, 2011 (commencement of operations) through July 31, 2012.

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

84	Nuveen Investments

At July 31, 2012, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

	Tradewinds Emerging Markets	Tradewinds Global All-Cap	Tradewinds Global Resources	Tradewinds International Value	Tradewinds Japan	Tradewinds Small-Cap Opportunities
Cost of investments	$85,964,614	$734,017,909	$71,285,477	$776,699,356	$4,902,820	$4,972,705
Gross unrealized:
Appreciation	$1,388,962	$29,892,780	$1,124,907	$41,051,182	$320,752	$104,623
Depreciation	(27,486,578)	(174,984,151)	(23,335,196)	(167,413,335)	(531,980)	(686,810)
Net unrealized appreciation (depreciation) of investments	$(26,097,616)	$(145,091,371)	$(22,210,289)	$(126,362,153)	$(211,228)	$(582,187)

Permanent differences, primarily due to federal taxes paid, net operating losses, foreign currency reclassifications, adjustments for investments in passive foreign investment companies, and nondeductible stock issuance costs, resulted in reclassifications among the Funds’ components of net assets at July 31, 2012, the Funds’ tax year-end, as follows:

	Tradewinds Emerging Markets	Tradewinds Global All-Cap	Tradewinds Global Resources	Tradewinds International Value	Tradewinds Japan	Tradewinds Small-Cap Opportunities
Capital paid-in	$187,845	$581,775	$(52,860)	$—	$(9,984)	$(1,346)
Undistributed (Over-distribution of) net investment income	363,719	2,328,185	1,474,661	(1,004,121)	41,437	8,910
Accumulated net realized gain (loss)	(551,564)	(2,909,960)	(1,421,801)	1,004,121	(31,453)	(7,564)

The tax components of undistributed net ordinary income and net long-term capital gains at July 31, 2012, the Funds’ tax year end, were as follows:

	Tradewinds Emerging Markets	Tradewinds Global All-Cap	Tradewinds Global Resources	Tradewinds International Value	Tradewinds Japan	Tradewinds Small-Cap Opportunities
Undistributed net ordinary income*	$241,852	$4,199,069	$—	$16,592,871	$—	$177,662
Undistributed net long-term capital gains	—	—	—	—	—	—
*	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended July 31, 2012 and July 31, 2011, was designated for purposes of the dividends paid deduction as follows:

2012	Tradewinds Emerging Markets	Tradewinds Global All-Cap	Tradewinds Global Resources	Tradewinds International Value	Tradewinds Japan	Tradewinds Small-Cap Opportunities***
Distributions from net ordinary income*	$3,537,212	$102,629,698	$4,009,552	$25,851,832	$114,057	$—
Distributions from net long-term capital gains**	408,854	44,211,481	1,606,330	—	10,190	—

2011	Tradewinds Emerging Markets	Tradewinds Global All-Cap	Tradewinds Global Resources	Tradewinds International Value	Tradewinds Japan	Tradewinds Small-Cap Opportunities
Distributions from net ordinary income*	$1,296,473	$27,132,230	$762,738	$13,019,181	$60,007	$—
Distributions from net long-term capital gains	534,516	2,877,359	598,798	—	—	—
*	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
**	The Funds hereby designated as long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852 (b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended July 31, 2012.
***	For the period September 22, 2011 (commencement of operations) through July 31, 2012.

At July 31, 2012, the Funds’ tax year end, the following Fund had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

Tradewinds International Value
Expiration:
July 31, 2018	$54,060,130

During the Funds’ tax year ended July 31, 2012, the following Fund utilized its capital loss carryforwards as follows:

Tradewinds International Value
Utilized capital loss carryforwards	$11,463,421

Nuveen Investments	85

Notes to Financial Statements (continued)

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of RICs. The changes are generally effective for taxable years beginning after the date of enactment. One of the more prominent changes addresses capital loss carryforwards. Under the Act, each Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

The Act also contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

Capital losses incurred that will be carried forward under the provisions of the Act are as follows:

	Tradewinds Emerging Markets	Tradewinds Global Resources	Tradewinds Japan
Post-enactment losses:
Short-term	$1,923,117	$959,187	$98,222
Long-term	—	—	11,324

The following Funds have elected to defer losses incurred from November 1, 2011 through July 31, 2012, the Funds’ tax year end, in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the following fiscal year. The following Funds have elected to defer losses as follows:

	Tradewinds Emerging Markets	Tradewinds Global All-Cap	Tradewinds Global Resources	Tradewinds International Value	Tradewinds Japan
Post-October capital losses	$16,486,191	$123,858,725	$27,421,902	$139,854,276	$24,908
Late-year ordinary losses	—	1,241,812	118,570	—	—

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Tradewinds Emerging Markets Fund-Level Fee Rate	Tradewinds Global All-Cap Fund-Level Fee Rate	Tradewinds Global Resources Fund-Level Fee Rate	Tradewinds International Value Fund-Level Fee Rate	Tradewinds Japan Fund-Level Fee Rate	Tradewinds Small-Cap Opportunities Fund-Level Fee Rate
For the first $125 million	1.0000%	.6900%	.7000%	.6900%	.7000%	.8000%
For the next $125 million	.9875	.6775	.6875	.6775	.6875	.7875
For the next $250 million	.9750	.6650	.6750	.6650	.6750	.7750
For the next $500 million	.9625	.6525	.6625	.6525	.6625	.7625
For the next $1 billion	.9500	.6400	.6500	.6400	.6500	.7500
For net assets over $2 billion	.9250	.6150	.6250	.6150	.6250	.7250

86	Nuveen Investments

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen Funds. Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of July 31, 2012, the complex-level fee rate for each of these Funds was ..1709%.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser is responsible for each Fund’s overall strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Tradewinds Global Investors, LLC (“Tradewinds”), an affiliate of Nuveen, under which Tradewinds manages the investment portfolios of the Funds. Tradewinds is compensated for its sub-advisory services to the Funds from the management fees paid to the Adviser.

The Adviser has agreed to waive fees and/or reimburse expenses (“Expense Cap”) of the following Funds so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities, and extraordinary expenses) do not exceed the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table.

Fund	Temporary Expense Cap	Temporary Expense Cap Expiration Date	Permanent Expense Cap
Tradewinds Emerging Markets	1.60%	November 30, 2012	1.85%
Tradewinds Global All-Cap	N/A	N/A	1.55
Tradewinds Global Resources	1.25	November 30, 2012	1.55
Tradewinds Japan	1.25	November 30, 2012	1.50
Tradewinds Small-Cap Opportunities	1.25	November 30, 2014	1.50

N/A – Not applicable.

The Adviser may also voluntarily reimburse expenses from time to time in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

During the fiscal year ended July 31, 2012, Nuveen Securities, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Tradewinds Emerging Markets	Tradewinds Global All-Cap	Tradewinds Global Resources	Tradewinds International Value	Tradewinds Japan	Tradewinds Small-Cap Opportunities
Sales charges collected (Unaudited)	$57,267	$506,794	$67,979	$252,580	$2,015	$459
Paid to financial intermediaries (Unaudited)	50,787	456,667	60,061	239,916	1,750	400

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

Nuveen Investments	87

Notes to Financial Statements (continued)

During the fiscal year ended July 31, 2012, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Tradewinds Emerging Markets	Tradewinds Global All-Cap	Tradewinds Global Resources	Tradewinds International Value	Tradewinds Japan	Tradewinds Small-Cap Opportunities
Commission advances (Unaudited)	$21,964	$277,366	$34,847	$201,824	$421	$138

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended July 31, 2012, the Distributor retained such 12b-1 fees as follows:

	Tradewinds Emerging Markets	Tradewinds Global All-Cap	Tradewinds Global Resources	Tradewinds International Value	Tradewinds Japan	Tradewinds Small-Cap Opportunities
12b-1 fees retained (Unaudited)	$31,096	$1,003,942	$131,340	$120,294	$525	$2,058

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended July 31, 2012, as follows:

	Tradewinds Emerging Markets	Tradewinds Global All-Cap	Tradewinds Global Resources	Tradewinds International Value	Tradewinds Japan	Tradewinds Small-Cap Opportunities
CDSC retained (Unaudited)	$10,169	$186,119	$18,821	$127,654	$—	$—

At July 31, 2012, Nuveen owned shares of the Funds as follows:

	Tradewinds Emerging Markets	Tradewinds Global All-Cap	Tradewinds Global Resources	Tradewinds International Value	Tradewinds Japan	Tradewinds Small-Cap Opportunities
Class A Shares	$—	$—	$—	$—	$12,500	$2,764
Class B Shares	N/A	—	N/A	—	N/A	N/A
Class C Shares	—	—	—	—	12,500	2,780
Class R3 Shares	1,179	—	2,547	—	N/A	12,500
Class I Shares	—	—	—	—	137,500	12,500

N/A –	Tradewinds Emerging Markets, Tradewinds Global Resources, Tradewinds Japan and Tradewinds Small-Cap Opportunities do not offer Class B Shares. After the close of business on May 30, 2012, Tradewinds Japan liquidated all of its Class R3 Shares.

8. New Accounting Pronouncements

Financial Accounting Standards Board (“FASB”) Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities In December 2011, the FASB issued Accounting Standards Update (“ASU”) No. 2011-11 (“ASU No. 2011-11”) to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting (“netting”) on the Statement of Assets and Liabilities. This information will enable users of the entity’s financial statements to evaluate the effect or potential effect of netting arrangements on the entity’s financial position. ASU No. 2011-11 is effective prospectively during interim or annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have to the financial statements amounts and footnote disclosures, if any.

88	Nuveen Investments

Trustees and Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at ten. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustees:
Robert P. Bremner 8/22/40 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Trustee	1996	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	219
Jack B. Evans 10/22/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; member of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College and the Iowa College Foundation; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	219
William C. Hunter 3/6/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	2004	Dean Emeritus (since June 30, 2012), formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director (since 2005), and President (since July 2012) Beta Gamma Sigma, Inc., The International Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at George Washington University.	219
David J. Kundert 10/28/42 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Director, Northwestern Mutual Wealth Management Company; retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Member, Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation.	219
William J. Schneider 9/24/44 333 W. Wacker Drive Chicago, IL 60606	Trustee	1996	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; member, University of Dayton Business School Advisory Council; member, Mid-America Health System Board; formerly, member and chair, Dayton Philharmonic Orchestra Association; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank.	219
Judith M. Stockdale 12/29/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	219
Carole E. Stone 6/28/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	219

Nuveen Investments	89

Trustees and Officers (Unaudited) (continued)

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee
Virginia L. Stringer 8/16/44 333 West Wacker Drive Chicago, IL 60606	Trustee	2011	Board Member, Mutual Fund Directors Forum; former governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc. a management consulting firm; former Member, Governing Board, Investment Company Institute’s Independent Directors Council; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	219
Terence J. Toth 9/29/59 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Director, Legal & General Investment Management America, Inc. (since 2008); Managing Partner, Promus Capital (since 2008); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Goodman Theatre Board (since 2004), Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008); Mather Foundation Board (since 2012) and a member of its investment committee; formerly, member: Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	219

Interested Trustee:
John P. Amboian (2) 6/14/61 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Chief Executive Officer and Chairman (since 2007) and Director (since 1999) of Nuveen Investments, Inc., formerly, President (1999-2007); Chief Executive Officer (since 2007) of Nuveen Investments Advisers Inc.; Director (since 1998) formerly, Chief Executive Officer (2007-2010) of Nuveen Fund Advisors, Inc.	219
Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
Gifford R. Zimmerman 9/9/56 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director, Associate General Counsel and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC, (since 2010); Chief Administrative Officer and Chief Compliance Officer (since 2006) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	219
Margo L. Cook 4/11/64 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors, Inc. (since 2011); Managing Director – Investment Services of Nuveen Commodities Asset Management, LLC (since August 2011) previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	219

90	Nuveen Investments

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Lorna C. Ferguson 10/24/45 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, Inc. and Nuveen Securities, LLC (since 2004).	219
Stephen D. Foy 5/31/54 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Senior Vice President (since 2010), formerly, Vice President (2005-2010) and Funds Controller of Nuveen Securities, LLC; Vice President of Nuveen Fund Advisors, Inc.; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Certified Public Accountant.	219
Scott S. Grace 8/20/70 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009	Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Securities, LLC; Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, Inc., Nuveen Investments Advisers, Inc., Nuveen Investments Holdings Inc. and (since 2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.	219
Walter M. Kelly 2/24/70 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) and Assistant Secretary (since 2003) of Nuveen Fund Advisors, Inc; Senior Vice President (since 2008) of Nuveen Investments Holdings, Inc; formerly, Senior Vice President (2008-2011) of Nuveen Securities, LLC.	219
Tina M. Lazar 8/27/61 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Fund Advisors, Inc.	219
Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Kevin J. McCarthy 3/26/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director and Assistant Secretary (since 2008), formerly, Vice President (2007-2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008), and Assistant Secretary, Nuveen Investment Holdings, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, and of Winslow Capital Management, LLC. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC; prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	219
Kathleen L. Prudhomme 3/30/53 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	219

Nuveen Investments	91

Trustees and Officers (Unaudited) (continued)

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Jeffery M. Wilson 3/13/56 333 West Wacker Drive Chicago, IL 60606	Vice President	2011	Senior Vice President of Nuveen Securities, LLC (since 2011); formerly, Senior Vice President of FAF Advisors, Inc. (2000-2010).	102

(1)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the trustee was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)	Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(3)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

92	Nuveen Investments

Annual Investment Management Agreement Approval Process

(Unaudited)

The Board of Trustees (each, a “Board” and each Trustee, a “Board Member”) of the Funds, including the Board Members who are not parties to the Funds’ advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), is responsible for approving the advisory agreements (each, an “Investment Management Agreement”) between each Fund and Nuveen Fund Advisors, Inc. (the “Advisor”) and the sub-advisory agreements (each, a “Sub-Advisory Agreement”) between the Advisor and Tradewinds Global Investors, LLC (the “Sub-Advisor”) (the Investment Management Agreements and the Sub-Advisory Agreements are referred to collectively as the “Advisory Agreements”) and their periodic continuation. Pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”), after an initial term of up to two years, the Board is required to consider the continuation of the Advisory Agreements on an annual basis. Accordingly, at an in-person meeting held on May 21-23, 2012 (the “May Meeting”), the Board, including a majority of the Independent Board Members, considered and approved the continuation of the Advisory Agreements for the Nuveen Tradewinds Emerging Markets Fund (the “Emerging Markets Fund”), the Nuveen Tradewinds Global All-Cap Fund (the “Global All-Cap Fund”), the Nuveen Tradewinds Global Resources Fund (the “Global Resources Fund”), the Nuveen Tradewinds International Value Fund (the “International Value Fund”) and the Nuveen Tradewinds Japan Fund (the “Japan Fund”) for an additional one-year period.

The Nuveen Tradewinds Small-Cap Opportunities Fund (the “Small-Cap Opportunities Fund”) is new. The initial advisory agreement between the Advisor and the Small-Cap Opportunities Fund and the initial sub-advisory agreement between the Advisor and the Sub-Advisor, on behalf of the Small-Cap Opportunities Fund, were approved separately at meetings of the Board of the Small-Cap Opportunities Fund held on July 25-27, 2011.

The discussion of the approvals for the Emerging Markets Fund, the Global All-Cap Fund, the Global Resources Fund, the International Value Fund and the Japan Fund is set forth in Section I, followed by the discussion in Section II of the approvals for the Small-Cap Opportunities Fund.

I.

Nuveen Tradewinds Emerging Markets Fund

Nuveen Tradewinds Global All-Cap Fund

Nuveen Tradewinds Global Resources Fund

Nuveen Tradewinds International Value Fund

Nuveen Tradewinds Japan Fund

With respect to the funds listed immediately above (for purposes of this Section I, each, a “Fund” and collectively, the “Funds”), in preparation for its considerations at the May Meeting, the Board requested and received extensive materials prepared in connection with the review of the Funds’ Advisory Agreements. The materials provided a broad range of information regarding the Funds, the Advisor and the Sub-Advisor (for purposes of this Section I, the Advisor and the Sub-Advisor are collectively, the “Fund Advisers” and each, a “Fund Adviser”). As described in more detail below, the information provided included, among other things, a review of Fund performance, including Fund investment performance assessments against peer groups and appropriate benchmarks, a comparison of Fund fees and expenses relative to peers, a description and assessment of shareholder service levels for the Funds, a summary of the performance of certain service providers, a review of product initiatives and shareholder communications and an analysis of the Advisor’s profitability with comparisons to comparable peers in the managed fund business. As part of its annual review, the Board also held a separate meeting on April 18-19, 2012, to review the Funds’ investment performance and consider an analysis provided by the Advisor of the Sub-Advisor which generally evaluated the Sub-Advisor’s investment team, investment mandate, organizational structure and history, investment philosophy and process, performance of the applicable Fund, and significant changes to the foregoing. As a result of its review of the materials and discussions, the Board presented the Advisor with questions and the Advisor responded.

The materials and information prepared in connection with the annual review of the Advisory Agreements supplement the information and analysis provided to the Board during the year. In this regard, throughout the year, the Board, acting directly or through its committees, regularly reviews the performance and various services provided by the Advisor and the Sub-Advisor. The Board meets at least quarterly as well as at other times as the need arises. At its quarterly meetings, the Board reviews reports by the Advisor which include, among other things, Fund performance, a review of the investment teams and reports on compliance, regulatory matters and risk management. The Board also meets with key investment personnel managing the Fund portfolios during the year. In October 2011, the Board also created two new standing committees (the Open-end Fund Committee and the Closed-end Fund Committee) to assist the full Board in monitoring and gaining a deeper insight into the distinctive issues and business practices of open-end and closed-end funds.

In addition, the Board continues its program of seeking to have the Board Members or a subset thereof visit each sub-advisor to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel. In this regard, the Independent Board Members made a site visit to the Sub-Advisor in February 2011. Further, an ad hoc committee of the Board visited the then-current transfer agents of the Nuveen funds in 2011 and the audit committee of the Board visited the various pricing agents for the Nuveen funds in January 2012.

Nuveen Investments	93

Annual Investment Management Agreement Approval Process

(Unaudited) (continued)

The Board considers factors and information that are relevant to its annual consideration of the renewal of the Advisory Agreements at the meetings held throughout the year. Accordingly, the Board considers the information provided and knowledge gained at these meetings when performing its annual review of the Advisory Agreements. The Independent Board Members are assisted throughout the process by independent legal counsel who provided materials describing applicable law and the duties of directors or trustees in reviewing advisory contracts and met with the Independent Board Members in executive sessions without management present. In addition, it is important to recognize that the management arrangements for the Nuveen funds are the result of many years of review and discussion between the Independent Board Members and fund management and that the Board Members’ conclusions may be based, in part, on their consideration of fee arrangements and other factors developed in previous years.

The Board considered all factors it believed relevant with respect to each Fund, including among other factors: (a) the nature, extent and quality of the services provided by the Fund Advisers, (b) the investment performance of the Fund and Fund Advisers, (c) the advisory fees and costs of the services to be provided to the Fund and the profitability of the Fund Advisers, (d) the extent of any economies of scale, (e) any benefits derived by the Fund Advisers from the relationship with the Fund and (f) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund’s Advisory Agreements. The Independent Board Members did not identify any single factor as all important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services

In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of the Fund Adviser’s services, including advisory services and the resulting Fund performance and administrative services. The Independent Board Members further considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Funds, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to questions and concerns raised by them. The Independent Board Members reviewed materials outlining, among other things, the Fund Adviser’s organization and business; the types of services that the Fund Adviser or its affiliates provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line.

In considering advisory services, the Board recognized that the Advisor provides various oversight, administrative, compliance and other services for the Funds and the Sub-Advisor generally provides the portfolio investment management services to the Funds. In reviewing the portfolio management services provided to each Fund, the Board reviewed the materials provided by the Nuveen Investment Services Oversight Team analyzing, among other things, the Sub-Advisor’s investment team and changes thereto, organization and history, assets under management, Fund objectives and mandate, the investment team’s philosophy and strategies in managing the Fund, developments affecting the Sub-Advisor or Fund and Fund performance. In this regard, the Board is closely monitoring the Sub-Advisor in light of recent management changes. The Independent Board Members also reviewed portfolio manager compensation arrangements to evaluate each Fund Adviser’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an inappropriate incentive to take undue risks. In addition, the Board considered the Advisor’s execution of its oversight responsibilities over the Sub-Advisor. Given the importance of compliance, the Independent Board Members also considered Nuveen’s compliance program, including the report of the chief compliance officer regarding the Funds’ compliance policies and procedures; the resources dedicated to compliance; and the record of compliance with the policies and procedures.

In addition to advisory services, the Board considered the quality and extent of administrative and other non-investment advisory services the Advisor and its affiliates provide to the Funds, including product management, investment services (such as oversight of investment policies and procedures, risk management, and pricing), fund administration, oversight of service providers, shareholder services and communications, administration of Board relations, regulatory and portfolio compliance and legal support. The Board further recognized Nuveen’s additional investments in personnel, including in compliance and risk management. In reviewing the services provided, the Board also reviewed materials describing various notable initiatives and projects the Advisor performed in connection with the open-end fund product line. These initiatives included efforts to eliminate product overlap through mergers or liquidations; commencement of various new funds; elimination of insurance mandates for various funds; updates in investment policies or guidelines for several funds; and reductions in management fees and expense caps for certain funds.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement were satisfactory.

B. The Investment Performance of the Funds and Fund Advisers

The Board, including the Independent Board Members, reviewed and considered the performance history of each Fund over various time periods. The Board reviewed, among other things, each Fund’s historic investment performance as well as information comparing the Fund’s performance information with that of other funds (the “Performance Peer Group”) based on data compiled by Nuveen that was provided by an independent provider of mutual fund data and with recognized and/or customized benchmarks (i.e., benchmarks derived from multiple recognized benchmarks).

94	Nuveen Investments

The Board reviewed reports, including a comprehensive analysis of the Funds’ performance and the applicable investment team. In this regard, the Board reviewed each Fund’s total return information compared to the returns of its Performance Peer Group and recognized and/or customized benchmarks for the quarter, one-, three- and five-year periods ending December 31, 2011, as well as performance information reflecting the first quarter of 2012 (or for the periods available for the Funds which did not exist for part of the foregoing time frame).

In reviewing performance comparison information, the Independent Board Members recognized that the usefulness of the comparisons of the performance of certain funds with the performance of their respective Performance Peer Group may be limited because the Performance Peer Group may not adequately represent the objectives and strategies of the applicable funds or may be limited in size or number. The Independent Board Members also noted that the investment experience of a particular shareholder in the Nuveen funds will vary depending on when such shareholder invests in the applicable fund, the class held (if multiple classes are offered in a fund) and the performance of the fund (or respective class) during that shareholder’s investment period. In addition, although the performance below reflects the performance results for the time periods ending as of the most recent calendar year end (unless otherwise indicated), the Board also recognized that selecting a different ending time period may derive different results. Furthermore, while the Board is cognizant of the relevant performance of a fund’s peer set and/or benchmark(s), the Board evaluated fund performance in light of the respective fund’s investment objectives, investment parameters and guidelines and recognized that the objectives, investment parameters and guidelines of peers and/or benchmarks may differ to some extent, thereby resulting in differences in performance results.

In considering the results of the comparisons, the Independent Board Members observed, among other things, that the Global All-Cap Fund had demonstrated generally favorable performance in comparison to peers, performing in the first or second quartile for various periods. Further, the Independent Board Members observed that the Japan Fund had satisfactory performance compared to its peers, performing in the second or third quartile over various periods. The Independent Board Members observed that the Global Resources Fund and the Emerging Markets Fund lagged their respective peers somewhat in the short-term one-year period, but demonstrated more favorable performance in the longer three- and/or five-year periods (as available). Finally, the Independent Board Members noted that although the International Value Fund lagged its peers in the one- and three-year periods, it demonstrated more favorable performance in the longer five-year period. With respect to any Nuveen funds that the Board considers to have underperformed their peers and/or benchmarks from time to time, the Board monitors such funds closely and considers any steps necessary or appropriate to address such issues.

Based on their review, the Independent Board Members determined that each Fund’s investment performance had been satisfactory.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and expenses of each Fund reviewing, among other things, such Fund’s gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the fee and expenses of a comparable universe of funds provided by an independent fund data provider (the “Peer Universe”) and to a more focused subset of funds in the Peer Universe (the “Peer Group”) and any expense limitations.

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe and Peer Group. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as: the limited size and particular composition of the Peer Universe or Peer Group (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement or fee waivers; and the timing of information used may impact the comparative data, thereby limiting somewhat the ability to make a meaningful comparison with peers.

In reviewing the fee schedule for a Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. In reviewing fees and expenses, the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were approximately 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. In reviewing the reports, the Board noted that the overwhelming majority of the Nuveen funds were at, close to or below their Peer Group or Peer Universe (if no separate Peer Group) average based on the net total expense ratio.

The Independent Board Members observed that the Global All-Cap Fund, the International Value Fund and the Japan Fund had net management fees and a net expense ratio (including fee waivers and expense reimbursements, if any) below their respective peer averages. Further, they noted that the Global Resources Fund had slightly higher net management fees than its peer average, but a net expense ratio below the peer average, while the Emerging Markets Fund had higher net management fees than its peer average and a slightly higher expense ratio compared to its peer average (generally due to the reimbursements provided by its peers).

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees were reasonable in light of the nature, extent and quality of services provided to the Fund.

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(Unaudited) (continued)

2. Comparisons with the Fees of Other Clients

The Independent Board Members further reviewed information regarding the nature of services and range of fees offered by the Advisor to other clients, including separately managed accounts (both retail and institutional accounts), collective trusts, foreign investment funds offered by Nuveen and funds that are not offered by Nuveen but are sub-advised by one of Nuveen’s investment management teams. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the various products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

In considering the fees of the Sub-Advisor, the Independent Board Members also considered the pricing schedule or fees that the Sub-Advisor charges for similar investment management services for other Nuveen funds, funds of other sponsors (if any), and other clients (such as retail and/or institutional managed accounts).

3. Profitability of Fund Advisers

In conjunction with its review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two calendar years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2011. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they have an Independent Board Member serve as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with comparable assets under management (based on asset size and asset composition).

In reviewing profitability, the Independent Board Members recognized the Advisor’s continued investment in its business to enhance its services, including capital improvements to investment technology, updated compliance systems, and additional personnel in compliance, risk management, and product development as well as its ability to allocate resources to various areas of the Advisor as the need arises. In addition, in evaluating profitability, the Independent Board Members also recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen’s investment in its fund business. Based on their review, the Independent Board Members concluded that the Advisor’s level of profitability for its advisory activities was reasonable in light of the services provided.

With respect to sub-advisers affiliated with Nuveen, including the Sub-Advisor, the Independent Board Members reviewed the sub-adviser’s revenues, expenses and profitability margins (pre- and post-tax) for its advisory activities and the methodology used for allocating expenses among the internal sub-advisers. Based on their review, the Independent Board Members were satisfied that the Sub-Advisor’s level of profitability was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Funds as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds, if any. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the respective Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component

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and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase.

In addition to fund-level advisory fee breakpoints, the Board also considered the Funds’ complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are generally reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. In addition, with the acquisition of the funds previously advised by FAF Advisors, Inc., the Board noted that a portion of such funds’ assets at the time of acquisition were deemed eligible to be included in the complex-wide fee calculation in order to deliver fee savings to shareholders in the combined complex and such funds were subject to differing complex-level fee rates.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits

In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered, among other things, any sales charges, distribution fees and shareholder services fees received and retained by the Funds’ principal underwriter, an affiliate of the Advisor, which includes fees received pursuant to any 12b-1 plan. The Independent Board Members, therefore, considered the 12b-1 fees retained by Nuveen during the last calendar year.

In addition to the above, the Independent Board Members considered whether the Fund Advisers received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Funds and other clients. The Independent Board Members recognized that the Advisor has the authority to pay a higher commission in return for brokerage and research services if it determines in good faith that the commission paid is reasonable in relation to the value of the brokerage and research services provided and may benefit from such soft dollar arrangements. In addition, the Independent Board Members considered that the Sub-Advisor may benefit from its soft dollar arrangements pursuant to which it receives research from brokers that execute a Fund’s portfolio transactions. Similarly, the Board recognized that the research received pursuant to soft dollar arrangements by a Fund Adviser may also benefit a Fund and shareholders to the extent the research enhances the ability of the Fund Adviser to manage the Fund. The Independent Board Members noted that the Fund Advisers’ profitability may be somewhat lower if they did not receive the research services pursuant to the soft dollar arrangements and had to acquire such services directly.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of each Advisory Agreement are fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services provided to each Fund and that the Funds’ Advisory Agreements be renewed.

II.

Nuveen Tradewinds Small-Cap Opportunities Fund

The Board is responsible for approving advisory arrangements for the Small-Cap Opportunities Fund (for purposes of this Section II, the “Fund”) and, at a meeting held on July 25-27, 2011 (for purposes of this Section II, the “Meeting”), considered and approved the investment management agreement (for purposes of this Section II, the “Investment Management Agreement”) between the Fund and the Advisor and the investment sub-advisory agreement (for purposes of this Section II, the “Sub-Advisory Agreement”) between the Advisor and the Sub-Advisor. For purposes of this Section II, the Advisor and the Sub-Advisor are each hereafter a “Fund Adviser” and the Investment Management Agreement and the Sub-Advisory Agreement are each hereafter an “Advisory Agreement.”

To assist the Board in its evaluation of an Advisory Agreement with a Fund Adviser at the Meeting, the Independent Board Members had received, in adequate time in advance of the Meeting or at prior meetings, materials which outlined, among other things:

•	the nature, extent and quality of services expected to be provided by the Fund Adviser;

•	the organization of the Fund Adviser, including the responsibilities of various departments and key personnel;

•	the expertise and background of the Fund Adviser with respect to the Fund’s investment strategy;

•	certain performance-related information (as described below);

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(Unaudited) (continued)

•	the profitability of Nuveen Investments, Inc. (“Nuveen”) (which incorporated Nuveen’s wholly-owned affiliated sub-advisers);

•	the proposed management fees of the Fund Adviser, including comparisons of such fees with the management fees of comparable funds;

•	the expected expenses of the Fund, including comparisons of the Fund’s expected expense ratio with the expense ratios of comparable funds; and

•	the soft dollar practices of the Fund Adviser, if any.

At the Meeting, the Advisor made a presentation to and responded to questions from the Board. During the Meeting, the Independent Board Members also met privately with their legal counsel to review the Board’s duties under the 1940 Act, the general principles of state law in reviewing and approving advisory contracts, the standards used by courts in determining whether investment company boards of directors have fulfilled their duties, factors to be considered in voting on advisory contracts and an adviser’s fiduciary duty with respect to advisory agreements and compensation. It is with this background that the Independent Board Members considered the Advisory Agreements with the Fund Advisers for the Fund. As outlined in more detail below, the Independent Board Members considered all factors they believed relevant with respect to the Fund, including the following: (a) the nature, extent and quality of the services to be provided by the Fund Adviser; (b) investment performance, as described below; (c) the advisory fees and costs of the services to be provided to the Fund and the profitability of Nuveen and its affiliates; (d) the extent of any economies of scale; and (e) any benefits derived by the Fund Advisers from the relationship with the Fund.

A. Nature, Extent and Quality of Services

The Independent Board Members considered the nature, extent and quality of the respective Fund Adviser’s services, including advisory services and administrative services. As the Advisor and the Sub-Advisor already serve as adviser and sub-adviser, respectively, to other Nuveen funds overseen by the Board Members, the Board has a good understanding of each such Fund Adviser’s organization, operations and personnel. As the Independent Board Members meet regularly throughout the year to oversee the Nuveen funds, including funds currently advised by the Fund Advisers, the Independent Board Members have relied upon their knowledge from their meetings and any other interactions throughout the year of the respective Fund Adviser and its services in evaluating the Advisory Agreements.

At the Meeting and at prior meetings, the Independent Board Members reviewed materials outlining, among other things, the respective Fund Adviser’s organization and business; the types of services that such Fund Adviser or its affiliates provide to the Nuveen funds and are expected to provide to the Fund; and the experience of the respective Fund Adviser with applicable investment strategies. Further, the Independent Board Members have evaluated the background and experience of the Fund Adviser’s investment personnel.

In addition to advisory services, the Independent Board Members considered the quality and extent of administrative or other non-advisory services to be provided. In this regard, the Advisor is expected to provide the Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by others for the Fund) and officers and other personnel as are necessary for the operations of the Fund. In addition to investment management services, the Advisor and its affiliates will provide the Fund with a wide range of services, including, among other things, product management, investment services (such as oversight of investment policies and procedures, risk management, and pricing), fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance and legal support. The Independent Board Members also recognized that the Advisor would oversee the Sub-Advisor.

In evaluating the services of the Sub-Advisor, the Independent Board Members noted that the Sub-Advisory Agreement was essentially an agreement for portfolio management services only and the Sub-Advisor was not expected to supply other significant administrative services to the Fund. In addition, the Board Members recognized the Sub-Advisor’s experience and established philosophy and process.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services expected to be provided to the Fund under each Advisory Agreement were satisfactory.

B. Investment Performance

The Fund was new and therefore did not have its own performance history. However, the Independent Board Members were familiar with the performance records of other Nuveen funds advised by the Advisor and sub-advised by the Sub-Advisor. In addition, the Independent Board Members were provided with performance information for a small-cap value strategy managed by the Sub-Advisor, including return information for the one- and two-year periods ending May 31, 2011 and for the period from December 31, 2008 to May 31, 2011.

C. Fees, Expenses and Profitability

1. Fees and Expenses

In evaluating the management fees and expenses that the Fund was expected to bear, the Independent Board Members considered, among other things, the Fund’s proposed management fee structure, the rationale for its proposed fee levels, and its

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expected expense ratios in absolute terms as well as compared with the fees and expense ratios of comparable funds. The Independent Board Members reviewed, among other things, the management fees of various other unaffiliated funds classified as global small/mid cap open-end funds. In this regard, the Independent Board Members noted that the proposed gross management fee and total expense ratio are close to the median of these peer funds.

In addition, the Independent Board Members considered the fund-level breakpoint schedule and the complex-wide breakpoint schedule (described in further detail below) and any applicable fee waivers and expense reimbursements expected to be provided. Based on their review of the fee and expense information provided, the Independent Board Members determined that the Fund’s management fees were reasonable in light of the nature, extent and quality of services to be provided to it.

2. Comparisons with the Fees of Other Clients

Due to their experience with other Nuveen funds, the Board Members were familiar with the fees the Advisor assesses to other clients, including separately managed accounts (both retail and institutional accounts), foreign investment funds offered by Nuveen and funds that are not offered by Nuveen but are sub-advised by one of Nuveen’s investment management teams. In evaluating the comparisons of fees, the Independent Board Members have noted, at the Meeting or at prior meetings, that the fee rates charged to a fund (such as the Fund) and charged to other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Fund. Accordingly, the Independent Board Members have considered the differences in the product types, including, but not limited to, the services to be provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members have noted, in particular, that the range of services as described above to be provided to a fund (such as the Fund) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the products, particularly the extensive services to be provided to the Fund, the Independent Board Members believe such facts justify the different levels of fees. In considering the advisory fees of the Sub-Advisor, the Independent Board Members are familiar with the pricing schedule the Sub-Advisor charges for similar investment management services for other fund sponsors or clients (such as retail and/or institutional managed accounts), as applicable.

In addition, the Independent Board Members were provided with fee information relating to certain other Nuveen open-end equity funds, including one sub-advised by the Sub-Advisor, but noted that the Fund was unique relative to Nuveen’s other small-cap funds.

3. Profitability of Fund Advisers

In conjunction with its review of fees at prior meetings, the Independent Board Members have considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen’s wholly-owned affiliated sub-advisers) and its financial condition. At the Meeting or prior meetings, the Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability. They also reviewed the Form 10-K filed by Nuveen on March 31, 2010 and the Form 8-K filed by Nuveen on December 13, 2010. The Independent Board Members have also considered, at the Meeting or at prior meetings, Nuveen’s revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with similar amounts of assets under management and relatively comparable asset composition prepared by Nuveen.

In reviewing profitability, the Independent Board Members have recognized the subjective nature of determining profitability, which may be affected by numerous factors, including the allocation of expenses. Further, the Independent Board Members have recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen’s investment in its fund business. Based on their review, the Independent Board Members concluded that Nuveen’s level of profitability for its advisory activities was reasonable in light of the services to be provided. With respect to the Sub-Advisor, the Independent Board Members have considered its revenues, expenses and pre-tax profitability margins.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other amounts expected to be paid to a Fund Adviser as well as any indirect benefits (such as soft dollar arrangements, if any) the respective Fund Adviser and its affiliates are expected to receive that are directly attributable to their management of the Fund, if any. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Fund. Based on their review of the Fund’s overall fee arrangements, the Independent Board Members determined that the advisory fees and expected expenses of the Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision,

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(Unaudited) (continued)

particularly on a fund-by-fund basis. The Independent Board Members therefore considered whether the Fund could be expected to benefit from any economies of scale. One method to help ensure that shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component. Accordingly, the Independent Board Members received and reviewed the schedule of proposed advisory fees for the Fund, including fund-level breakpoints thereto.

In addition to fund-level advisory fee breakpoints, the Board also considered the Fund’s complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex, including the Fund, are generally reduced as the assets in the fund complex reach certain levels. In evaluating the complex-wide fee arrangement, the Independent Board Members have considered that the complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with the Fund’s shareholders when assets under management increase.

E. Indirect Benefits

In evaluating fees, the Independent Board Members also considered information regarding potential “fall out” or ancillary benefits that a Fund Adviser or its affiliates may receive as a result of its relationship with the Fund. In this regard, the Independent Board Members considered, among other things, any sales charges, distribution fees and shareholder services fees expected to be received and retained by the Fund’s principal underwriter, an affiliate of the Advisor, including fees to be received pursuant to any 12b-1 plan.

In addition to the above, the Independent Board Members considered whether the Fund Advisers will receive any benefits from soft dollar arrangements whereby a portion of the commissions paid by the Fund for brokerage may be used to acquire research that may be useful to a Fund Adviser in managing the assets of the Fund and other clients. With respect to the Advisor, the Independent Board Members recognized that it has authority to pay a higher commission in return for brokerage and research services if it determines in good faith that the commission paid is reasonable in relation to the value of the brokerage and research services provided. With respect to the Sub-Advisor, the Independent Board Members considered that it may benefit from its soft dollar arrangements pursuant to which it receives research from brokers that execute the Fund’s portfolio transactions. The Independent Board Members noted that the Fund Advisers’ profitability may be somewhat lower if they did not receive research services pursuant to the respective soft dollar arrangements and had to acquire such services directly.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Fund were reasonable and within acceptable parameters.

F. Approval

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including a majority of the Independent Board Members, concluded that the terms of the Investment Management Agreement and Sub-Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services to be provided to the Fund and that the Investment Management Agreement and Sub-Advisory Agreement should be and were approved on behalf of the Fund.

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Notes

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Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

Lipper Emerging Markets Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Emerging Markets Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges or management fees.

Lipper Global Multi-Cap Value Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Global Multi-Cap Value Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Lipper Global Natural Resources Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Global Natural Resources Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Lipper Global Small/Mid-Cap Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Small/Mid-Cap Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Lipper International Multi-Cap Core Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper International Multi-Cap Core Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Lipper Japanese Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Japanese Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Market Benchmark Composite Index: An index comprised of a weighting of 60% MSCI ACWI Materials Sector Index, 20% MSCI ACWI Energy Sector Index, and 20% MSCI ACWI Industrials Sector Index. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

MSCI ACWI (All Country World Index): A free-float adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

MSCI AC (All Country) World Small Cap Index: An unmanaged index designed to measure the performance of the small cap sector of global equity markets. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

MSCI Emerging Markets Index: A free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

MSCI EAFE Index: The MSCI (Morgan Stanley Capital International) EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization weighted index designed to measure developed market equity performance, excluding the U.S. and Canada. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

MSCI Japan Index: A capitalization-weighted index, adjusted for free float. The index is designed to reflect the sectoral diversity of the Japanese equity markets. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Net Asset Value (NAV): The net market value of all securities held in a portfolio.

Net Asset Value (NAV) Per Share: The market value of one share of a mutual fund or closed-end fund. For a Fund, the NAV is calculated daily by taking the Fund’s total assets (securities, cash, and accrued earnings), subtracting the Fund’s liabilities, and dividing by the number of shares outstanding.

Russell 1000® Value Index: An index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

S&P Global Natural Resources Index: The index includes 90 of the largest publicly-traded companies in natural resources and commodities businesses that meet specific invest ability requirements, offering investors diversified, liquid and investable equity exposure across 3 primary commodity-related sectors: Agribusiness, Energy and Metals & Mining. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the Fund’s dividends paid deduction.

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Additional Fund Information

Fund Manager

Nuveen Fund Advisors, Inc.

333 West Wacker Drive

Chicago, IL 60606

Sub-Adviser

Tradewinds Global Investors, LLC

2049 Century Park East

Los Angeles, CA 90067

Legal Counsel

Chapman and Cutler LLP

Chicago, IL

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Chicago, IL

Custodian

State Street Bank & Trust Company

Boston, MA

Transfer Agent and Shareholder Services

Boston Financial

Data Services, Inc.

Nuveen Investor Services

P.O. Box 8530

Boston, MA 02266-8530

(800) 257-8787

Distribution Information: The following Funds hereby designate their percentages of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction (“DRD”) for corporations and their percentages as qualified dividend income (“QDI”) for individuals under Section 1 (h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

Fund	% of DRD	% of QDI
Nuveen Tradewinds Emerging Markets Fund	0%	16.72%
Nuveen Tradewinds Global All-Cap Fund	8.82%	28.16%
Nuveen Tradewinds Global Resources Fund	2.63%	22.11%
Nuveen Tradewinds International Value Fund	0%	100%
Nuveen Tradewinds Japan Fund	0%	100%

Foreign Taxes: Nuveen Tradewinds Emerging Markets Fund, Nuveen Tradewinds Global All-Cap Fund and Nuveen Tradewinds International Value Fund paid qualifying foreign taxes of $171,227, $3,112,343 and $3,524,633, respectively, and earned $2,015,103, $30,745,979 and $38,978,161 of foreign source income, respectively, during the fiscal year ended July 31, 2012. Pursuant to Section 853 of the Internal Revenue Code, Nuveen Tradewinds Emerging Markets Fund, Nuveen Tradewinds Global All-Cap Fund and Nuveen Tradewinds International Value Fund hereby designate $0.08, $0.12 and $0.11 per share as foreign taxes paid, respectively, and $0.89, $1.16 and $1.22 per share as income earned from foreign sources, respectively, for the fiscal year ended July 31, 2012. The actual foreign tax credit distribution will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

Quarterly Portfolio of Investments and Proxy Voting Information: You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. FINRA also provides an investor brochure that includes information describing the Public Disclosure Program.

Nuveen Investments	103

Nuveen Investments:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the long-term goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates-Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management, and Gresham Investment Management. In total, Nuveen Investments managed $212 billion as of June 30, 2012.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com

MAN-GRW-0712D

Mutual Funds

Nuveen Equity Funds

For investors seeking the potential for long-term capital appreciation.

Annual Report

July 31, 2012

Fund Name
Nuveen Santa Barbara Long/Short Equity Fund

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Must be preceded by or accompanied by a prospectus.	NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Chairman’s

Letter to Shareholders

Dear Shareholders,

Investors have many reasons to remain cautious. The challenges in the Euro area are casting a shadow over global economies and financial markets. The political support for addressing fiscal issues is eroding as the economic and social impacts become more visible. At the same time, member nations appear unwilling to provide adequate financial support or to surrender sufficient sovereignty to strengthen the banks or unify the Euro area financial system. The gains made in reducing deficits, and the hard-won progress on winning popular acceptance of the need for economic austerity, are at risk. To their credit, European political leaders press on to find compromise solutions, but there is increasing concern that time will begin to run out.

In the U.S., strong corporate earnings have enabled the equity markets to withstand much of the downward pressures coming from weakening job creation, slower economic growth and political uncertainty. The Fed remains committed to low interest rates and announced on September 13, 2012 (after the close of this reporting period) another program of quantitative easing (QE 3) to continue until mid-2015. Pre-election maneuvering has added to the already highly partisan atmosphere in Congress. The end of the Bush-era tax cuts and implementation of the spending restrictions of the Budget Control Act of 2011, both scheduled to take place at year-end, loom closer.

During the last year, U.S. based investors have experienced a sharp decline and a strong recovery in the equity markets. The experienced investment teams at Nuveen keep their eye on a longer time horizon and use their practiced investment disciplines to negotiate through market peaks and valleys to achieve long-term goals for investors. Experienced professionals pursue investments that will weather short-term volatility and at the same time, seek opportunities that are created by markets that overreact to negative developments. Monitoring this process is an important consideration for the Fund Board as it oversees your Nuveen Fund on your behalf.

As always, I encourage you to contact your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner

Chairman of the Board

September 21, 2012

4	Nuveen Investments

Portfolio Manager’s Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

The Nuveen Santa Barbara Growth Long/Short Equity Fund features management by Santa Barbara Asset Management, LLC, an affiliate of Nuveen Investments. Bryan Goligoski is the portfolio manager for Fund. Here Bryan discusses economic and market conditions, the Fund’s management strategy and Fund performance for the twelve-month period ended July 31, 2012.

What factors affected the U.S. economic and equity market environments during the twelve-month reporting period ended July 31, 2012?

During the reporting period, the U.S. economy’s progress toward recovery from recession remained sluggish. The Federal Reserve (Fed) maintained its efforts to improve the overall economic environment by continuing to hold the benchmark Fed Funds rate at the record low level of zero to 0.25% that it had established in December 2008. At its September 2012 meeting, the central bank affirmed its opinion that economic conditions would likely warrant keeping the rate at “exceptionally low levels” through mid-2015. The Fed also announced that it would extend its so-called Operation Twist program, whereby it is lengthening the average maturity of its holdings of U.S. Treasury securities, through the end of December 2012. The goals of this program are to lower longer-term interest rates, make broader financial conditions more accommodating, support a stronger economic recovery and help ensure that inflation remains at levels consistent with the Fed’s mandates of maximum employment and price stability.

In the second quarter 2012, the U.S. economy slowed to an annualized growth rate of 1.5%, according to initial estimates for U.S. gross domestic product (GDP). While this marked the twelfth consecutive quarter of positive growth, it was also a significant slowdown from the previous few quarters. The Consumer Price Index (CPI) rose 1.4% year-over-year as of July 2012, lower than the June figure of 1.7%, which was the lowest twelve-month rate of change since November 2010. Core CPI (which excludes food and energy) increased 2.1% during the period, remaining above the Fed’s unofficial objective of 2.0% or lower for this inflation measure. However, the number was slightly below the 2.2% figure reported in June. Labor market conditions continued to be slow to improve, with the national unemployment rate registering 8.3% in July 2012. While this figure was down from 9.1% one year ago, the rate was a slight uptick from June 2012. The housing market remained the major weak spot in the economy, beleaguered by a high level of distressed properties and difficult credit conditions. For the twelve months ended June 2012 (the most recent data available at the time this report was prepared), the average home price in the Standard & Poor’s (S&P)/Case-Shiller Index of 20 major metropolitan areas rose 0.5%, marking the second consecutive month prices rose. In addition, the U.S.

Nuveen Investments	5

economic picture continued to be clouded by concerns about the European debt crisis and global financial markets in general and efforts to reduce the U.S. federal deficit.

The U.S. equity market appreciated during the reporting period notwithstanding increased concerns regarding global economic growth and a sovereign debt crisis in Europe that have plagued stocks more recently. The best performing sectors in the Russell 1000® Growth Index for the year were technology, consumer discretionary, consumer staples and health care. The worst performing sectors were energy and materials & processing. Energy stocks performed poorly mostly due to extremely weak natural gas prices, concern that high gasoline prices globally were placing a strain on economic growth, and worries over whether China could maintain a sufficient economic growth rate to drive continued demand growth (an issue for commodities generally).

How did the Fund perform during the twelve-month period ended July 31, 2012?

The table in the Fund Performance and Expense Ratios section of this report provides Class A Share total returns for the Fund for the one-year and since inception period ended July 31, 2012. The Fund’s Class A Share total returns are compared with the performance of its corresponding market index and peer group average.

What strategies were used to manage the Fund during the reporting period? How did these strategies influence performance?

The Fund’s Class A Shares at net asset value (NAV) outperformed the Lipper classification average, but underperformed the Russell 1000® Growth Index for the twelve-month period ending July 31, 2012. The Fund seeks to invest in companies whose market capitalizations fall within the range of the largest and smallest companies in the Russell 1000® Growth Index. The Fund also seeks to achieve its investment objectives by taking short positions in stocks that are expected to underperform and using the proceeds from these short sales to take additional long positions in stocks that are expected to outperform.

During the reporting period, the primary drivers of performance included a long consumer staples position, an overweight versus the index in long financial positions, and a short energy position. Several consumer staples positions positively contributed to performance, including our long position in Hain Celestial Group Inc. Hain continued to benefit from the healthy lifestyle trend towards natural and organic foods. Another long position that positively contributed was Nu Skin Enterprises, a provider of health and wellness products including lotions and personal care items. Lastly, our short position in Ultra Petroleum Corporation also contributed to performance. Ultra Petroleum’s shares decreased along with the price of natural gas, their main product.

Several positions negatively impacted performance, including our short position in Gap Inc. Gap share prices rose when the company reported stabilizing same store sales. Also negatively impacting performance was our short position in Newmont Mining Corporation. A leading global gold producer, Newmont’s stock price increased along with gold prices due to fears of a weakening U.S. dollar. Lastly, our long position in BHP Billiton hurt performance. BHP Billiton share prices suffered due to concerns that industrial

6	Nuveen Investments

demand was slowing along with the worldwide economy. BHP is heavily exposed to basic materials like metals, coal, and petroleum products.

We added several positions throughout the period, including long positions in Western Refining Company, TransDigm Group and IHS Inc. Western Refining benefited from increased U.S. and Canadian oil production and crude oil price differentials. TransDigm benefited from commercial aerospace growth. IHS continued to benefit as a well-established provider of business consultancy services primarily to the auto, energy and defense sectors.

PepsiCo, BHP Billiton and Emerson Electric Co. were sold from the portfolio during the reporting period. Pepsi was sold in favor of rival Coca-Cola which is experiencing strong worldwide volume growth. BHP Billiton was sold over fears that the slowing Chinese economy would have a negative impact on the price of materials. Finally, Emerson was sold due to disappointing performance results.

Risk Considerations

Mutual fund investing involves risk; principal loss is possible. Equity investments such as those held by the Fund, are subject to market risk, common stock risk, and smaller company risk. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. Investments in small- and mid-cap companies are subject to greater volatility. This Fund may not be suitable for all investors. The Fund engages short selling as a strategy. Short sales involve the sale of a security the Fund has borrowed, with the expectation that the security will underperform the market. Short selling is considered “leverage” and may magnify gains or losses for the Fund. The use of long and short positions does not limit the Fund’s exposure to market volatility and other risks. Short selling theoretically involves unlimited loss potential since the market price of a security sold short may continuously increase.

Nuveen Investments	7

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8	Nuveen Investments

Fund Performance and Expense Ratios

The Fund Performance and Expense Ratios are shown on the following two pages.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect a contractual agreement between the Fund and the investment adviser to waive certain fees and expenses; see Notes to Financial Statements, Footnote 7 — Management Fees and Other Transactions with Affiliates for more information. In addition, returns may reflect a voluntary expense limitation by the Fund’s investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for the Fund’s Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect the Fund’s total operating expenses (before fee waivers or expense reimbursements, if any) as shown in the Fund’s most recent prospectus. The expense ratios include management fees and other fees and expenses.

Nuveen Investments	9

Fund Performance and Expense Ratios (continued)

Nuveen Santa Barbara Long/Short Equity Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of July 31, 2012

	Average Annual
	1-Year	Since Inception*
Class A Shares at NAV	3.75%	10.40%
Class A Shares at maximum Offering Price	-2.20%	8.59%
Russell 1000® Growth Index**	8.26%	18.86%
Lipper Long/Short Equity Funds Classification Average**	-0.74%	8.70%

Class C Shares	2.90%	9.55%
Class I Shares	4.03%	10.67%

Average Annual Total Returns as of June 30, 2012 (Most Recent Calendar Quarter)

	Average Annual
	1-Year	Since Inception*
Class A Shares at NAV	-1.17%	10.51%
Class A Shares at maximum Offering Price	-6.86%	8.66%
Class C Shares	-1.97%	9.67%
Class I Shares	-0.91%	10.79%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Gross Expense Ratios	Net Expense Ratios
Class A Shares	6.54%	2.10%
Class C Shares	7.28%	2.85%
Class I Shares	6.29%	1.85%

The investment adviser has agreed to waive fees and/or reimburse expenses through November 30, 2013 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities, dividend expense on securities sold short, enhanced custody expense, Underlying Fund fees and expenses and extraordinary expenses) do not exceed 1.25% (1.60% after November 30, 2013) of the average daily net assets of any class of Fund shares. The expense limitation expiring November 30, 2013, may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

*	Since inception returns are from 12/30/08.

**	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

10	Nuveen Investments

Growth of an Assumed $10,000 Investment as of July 31, 2012 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	11

Holding Summaries as of July 31, 2012

This data relates to the securities held in the Fund’s portfolio of investments. It should not be construed as a measure of performance for the Fund itself.

Nuveen Santa Barbara Long/
Short Equity Fund

Portfolio Allocation[1]
Common Stocks	120.0%
Investment Purchased with Collateral from Securities Lending	18.9%
Short-Term Investments	11.8%
Common Stocks Sold Short	(27.6)%
Exchange-Traded Funds Sold Short	(2.0)%
Other[2]	(21.1)%

Portfolio Composition – Common Stocks[1]
Chemicals	8.1%
Pharmaceuticals	7.9%
Computers & Peripherals	7.4%
Aerospace & Defense	6.8%
IT Services	6.8%
Energy Equipment & Services	6.0%
Oil, Gas & Consumable Fuels	5.9%
Semiconductors & Equipment	4.1%
Capital Markets	4.0%
Textiles, Apparel & Luxury Goods	3.6%
Software	3.5%
Food Products	3.5%
Biotechnology	3.1%
Machinery	3.0%
Specialty Retail	2.9%
Media	2.5%
Health Care Technology	2.5%
Professional Services	2.5%
Electronic Equipment & Instruments	2.4%
Internet Software & Services	2.4%
Health Care Equipment & Supplies	2.3%
Trading Companies & Distributors	2.3%
Road & Rail	2.3%
Food & Staples Retailing	2.3%
Personal Products	2.3%
Tobacco	2.2%
Communications Equipment	2.2%
Health Care Providers & Services	2.2%
Diversified Financial Services	2.2%
Beverages	2.1%
Construction & Engineering	2.0%
Commercial Banks	1.6%
Auto Components	1.5%
Hotels, Restaurants & Leisure	1.5%
Multiline Retail	1.2%
Electrical Equipment	0.9%

Portfolio Composition – Common Stocks Sold Short[1]
Aerospace & Defense	(4.2)%
Machinery	(3.0)%
Chemicals	(2.1)%
Road & Rail	(2.1)%
Trading Companies & Distributors	(2.0)%
Hotels, Restaurants & Leisure	(1.5)%
Textiles, Apparel & Luxury Goods	(1.2)%
Household Products	(1.2)%
Diversified Financial Services	(1.2)%
Energy Equipment & Services	(1.1)%
Oil, Gas & Consumable Fuels	(1.1)%
Health Care Providers & Services	(1.1)%
Electronic Equipment & Instruments	(1.1)%
Auto Components	(1.0)%
Health Care Equipment & Supplies	(1.0)%
Diversified Consumer Services	(1.0)%
Health Care Technology	(0.9)%
Computers & Peripherals	(0.8)%

Top Five Common Stock Holdings[1]
Apple, Inc.	4.7%
Monsanto Company	3.2%
International Business Machines Corporation (IBM)	3.1%
Ecolab Inc.	2.9%
United Technologies Corporation	2.8%

Top Five Common Stock Sold Short Holdings[1]
Air Products & Chemicals Inc.	(2.1)%
Boeing Company	(2.1)%
CSX Corporation	(2.1)%
CLARCOR, Inc.	(2.0)%
MSC Industrial Direct Inc., Class A	(1.9)%

1	As a percentage of net assets as of July 31, 2012. Holdings are subject to change.

2	Other assets less liabilities.

12	Nuveen Investments

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

				Hypothetical Performance
	Actual Performance			(5% annualized return before expenses)
	A Shares	C Shares	I Shares	A Shares	C Shares	I Shares
Beginning Account Value (2/01/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (7/31/12)	$1,027.20	$1,022.40	$1,028.50	$1,013.38	$1,009.65	$1,014.87
Expenses Incurred During Period	$11.64	$15.39	$10.14	$11.56	$15.29	$10.07

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 2.31%, 3.06% and 2.01% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Nuveen Investments	13

Report of

Independent Registered

Public Accounting Firm

To the Board of Trustees and Shareholders of

Nuveen Investment Trust II:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations, of changes in net assets, and the financial highlights present fairly, in all material respects, the financial position of Nuveen Santa Barbara Long/Short Equity Fund (formerly known as Nuveen Santa Barbara Growth Plus Fund) (a series of the Nuveen Investment Trust II, hereinafter referred to as the “Fund”) at July 31, 2012, the results of its operations for the year then ended, and the change in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Chicago, IL

September 27, 2012

14	Nuveen Investments

Portfolio of Investments

Nuveen Santa Barbara Long/Short Equity Fund

(formerly Nuveen Santa Barbara Growth Plus Fund)

July 31, 2012

Shares	Description (1)	Value

	COMMON STOCKS – 120.0%

	Aerospace & Defense – 6.8%

175	Precision Castparts Corporation, (2)	$27,223

215	TransDigm Group Inc., (2), (3)	26,522

500	United Technologies Corporation, (2)	37,219
	Total Aerospace & Defense	90,964
	Auto Components – 1.5%

300	BorgWarner Inc., (2), (3)	20,130
	Beverages – 2.1%

350	Coca-Cola Company, (2)	28,280
	Biotechnology – 3.1%

175	Alexion Pharmaceuticals Inc., (2), (3)	18,349

710	Cepheid, Inc., (2), (3)	22,748
	Total Biotechnology	41,097
	Capital Markets – 4.0%

105	BlackRock Inc.	17,877

215	Goldman Sachs Group, Inc., (2)	21,694

225	T. Rowe Price Group Inc., (2)	13,669
	Total Capital Markets	53,240
	Chemicals – 8.1%

600	Ecolab Inc.	39,270

500	Monsanto Company, (2)	42,808

250	Praxair, Inc., (2)	25,940
	Total Chemicals	108,018
	Commercial Banks – 1.6%

610	Wells Fargo & Company, (2)	20,624
	Communications Equipment – 2.2%

495	QUALCOMM, Inc.	29,542
	Computers & Peripherals – 7.4%

102	Apple, Inc., (3)	62,296

1,400	EMC Corporation, (3)	36,694
	Total Computers & Peripherals	98,990
	Construction & Engineering – 2.0%

750	Chicago Bridge & Iron Company N.V.	26,805
	Diversified Financial Services – 2.2%

800	JPMorgan Chase & Co., (2)	28,800
	Electrical Equipment – 0.9%

175	Rockwell Automation, Inc., (2)	11,788
	Electronic Equipment & Instruments – 2.4%

550	Amphenol Corporation, Class A, (2)	32,383
	Energy Equipment & Services – 6.0%

240	Core Laboratories N.V.	26,774

285	Ensco PLC	15,484

210	National-Oilwell Varco Inc.	15,183

315	Schlumberger Limited	22,447
	Total Energy Equipment & Services	79,888

Nuveen Investments	15

Portfolio of Investments

Nuveen Santa Barbara Long/Short Equity Fund (continued)

July 31, 2012

Shares	Description (1)	Value

	Food & Staples Retailing – 2.3%

150	Costco Wholesale Corporation, (2)	$14,427

175	Whole Foods Market, Inc., (2)	16,062
	Total Food & Staples Retailing	30,489
	Food Products – 3.5%

240	Hain Celestial Group Inc., (2), (3)	13,366

550	McCormick & Company, Incorporated, (2)	33,484
	Total Food Products	46,850
	Health Care Equipment & Supplies – 2.3%

300	Covidien PLC	16,764

30	Intuitive Surgical, Inc., (2), (3)	14,445
	Total Health Care Equipment & Supplies	31,209
	Health Care Providers & Services – 2.2%

500	Express Scripts, Inc., (3)	28,970
	Health Care Technology – 2.5%

450	Cerner Corporation, (2), (3)	33,264
	Hotels, Restaurants & Leisure – 1.5%

225	McDonald’s Corporation	20,106
	Internet Software & Services – 2.4%

50	Google Inc., Class A, (3)	31,649
	IT Services – 6.8%

450	Accenture Limited, (2)	27,135

210	International Business Machines Corporation (IBM), (2)	41,156

175	Visa Inc.	22,587
	Total IT Services	90,878
	Machinery – 3.0%

750	Donaldson Company, Inc., (2)	25,598

350	PACCAR Inc., (2)	14,004
	Total Machinery	39,602
	Media – 2.5%

265	Discovery Communications Inc., Class A Shares, (3)	13,417

375	Scripps Networks Interactive, Class A Shares	20,194
	Total Media	33,611
	Multiline Retail – 1.2%

300	Dollar General Corporation, (2), (3)	15,303
	Oil, Gas & Consumable Fuels – 5.9%

195	Continental Resources Inc., (2), (3)	12,478

530	Enbridge Inc.	21,656

165	Occidental Petroleum Corporation, (2)	14,360

160	Pioneer Natural Resources Company	14,181

650	Western Refining Inc., (2)	15,295
	Total Oil, Gas & Consumable Fuels	77,970
	Personal Products – 2.3%

275	Herbalife, Limited, (2)	15,095

290	Nu Skin Enterprises, Inc., Class A, (2)	14,793
	Total Personal Products	29,888

16	Nuveen Investments

Shares	Description (1)			Value

	Pharmaceuticals – 7.9%

300	Allergan, Inc.			$24,621

900	Bristol-Myers Squibb Company, (2)			32,040

325	Eli Lilly and Company, (2)			14,310

225	Novo-Nordisk A/S			34,772
	Total Pharmaceuticals			105,743
	Professional Services – 2.5%

300	IHS Inc., (2), (3)			33,081
	Road & Rail – 2.3%

250	Union Pacific Corporation			30,653
	Semiconductors & Equipment – 4.1%

750	Analog Devices, Inc., (2)			29,310

750	Broadcom Corporation, Class A, (3)			25,410
	Total Semiconductors & Equipment			54,720
	Software – 3.5%

250	Check Point Software Technology Limited, (2), (3)			12,143

600	Intuit, Inc., (2)			34,812
	Total Software			46,955
	Specialty Retail – 2.9%

200	Ross Stores, Inc.			13,288

275	Tractor Supply Company, (2)			24,989
	Total Specialty Retail			38,277
	Textiles, Apparel & Luxury Goods – 3.6%

200	Nike, Inc., Class B, (2)			18,670

100	Ralph Lauren Corporation			14,434

100	VF Corporation, (2)			14,930
	Total Textiles, Apparel & Luxury Goods			48,034
	Tobacco – 2.2%

825	Altria Group, Inc., (2)			29,675
	Trading Companies & Distributors – 2.3%

150	W.W. Grainger, Inc., (2)			30,725
	Total Common Stocks (cost $1,291,516)			1,598,201

Shares	Description (1)			Value
	INVESTMENT PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 18.9%

	Money Market Funds – 18.9%

251,034	State Street Navigator Securities Lending Prime Portfolio, 0.280%, (4), (5)			$251,034
	Total Investments Purchased with Collateral from Securities Lending (cost $251,034)			251,034

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 11.8%

$158	Repurchase Agreement with State Street Bank, dated 7/31/12, repurchase price $157,795, collateralized by $165,000 U.S. Treasury Notes, 0.375%, due 4/15/15, value $165,671	0.010%	8/01/12	$157,791
	Total Short-Term Investments (cost $157,791)			157,791
	Total Investments (cost $1,700,341) – 150.7%			2,007,026

Nuveen Investments	17

Portfolio of Investments

Nuveen Santa Barbara Long/Short Equity Fund (continued)

July 31, 2012

Shares	Description (1)	Value

	COMMON STOCKS SOLD SHORT – (27.6)%

	Aerospace & Defense – (4.2)%

(375)	Boeing Company	$(27,715)

(205)	General Dynamics Corporation	(13,005)

(300)	Rockwell Collins, Inc.	(15,171)
	Total Aerospace & Defense	(55,891)
	Auto Components – (1.0)%

(350)	TRW Automotive Holdings Corporation	(13,755)
	Chemicals – (2.1)%

(350)	Air Products & Chemicals Inc.	(28,150)
	Computers & Peripherals – (0.8)%

(610)	Hewlett-Packard Company	(11,126)
	Diversified Consumer Services – (1.0)%

(825)	H & R Block Inc.	(13,307)
	Diversified Financial Services – (1.2)%

(375)	Moody’s Corporation	(15,199)
	Electronic Equipment & Instruments – (1.1)%

(425)	Arrow Electronics, Inc., (3)	(14,344)
	Energy Equipment & Services – (1.1)%

(975)	Patterson-UTI Energy, Inc.	(15,093)
	Health Care Equipment & Supplies – (1.0)%

(375)	DENTSPLY International Inc.	(13,628)
	Health Care Providers & Services – (1.1)%

(175)	Laboratory Corporation of America Holdings	(14,716)
	Health Care Technology – (0.9)%

(250)	Computer Programs and Systems, Inc.	(12,375)
	Hotels, Restaurants & Leisure – (1.5)%

(675)	Red Robin Gourmet Burgers, Inc., (3)	(20,149)
	Household Products – (1.2)%

(200)	Energizer Holdings Inc., (3)	(15,554)
	Machinery – (3.0)%

(550)	CLARCOR, Inc.	(26,593)

(180)	Deere & Company	(13,828)
	Total Machinery	(40,421)
	Oil, Gas & Consumable Fuels – (1.1)%

(275)	Murphy Oil Corporation	(14,757)
	Road & Rail – (2.1)%

(1,200)	CSX Corporation	(27,527)
	Textiles, Apparel & Luxury Goods – (1.2)%

(525)	Hanesbrands Inc.	(15,761)
	Trading Companies & Distributors – (2.0)%

(375)	MSC Industrial Direct Inc., Class A	(25,774)
	Total Common Stocks Sold Short (proceeds $360,515)	(367,527)

18	Nuveen Investments

Shares	Description (1)	Value

	EXCHANGE-TRADED FUNDS SOLD SHORT – (2.0)%

(195)	S&P 500	$(26,853)
	Total Exchange-Traded Funds Sold Short (proceeds $26,036)	(26,853)
	Other Assets Less Liabilities – (21.1)%	(280,821)
	Net Assets – 100%	$1,331,825

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Investment, or portion of investment, segregated as collateral for securities lending.

(3)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(4)	The rate shown is the annualized effective yield as of July 31, 2012.

(5)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, and other institutions. The Fund maintains collateral equal to at least 102% of the fair value of securities loaned. All or a portion of the cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Securities Lending for more information.

See accompanying notes to financial statements.

Nuveen Investments	19

Statement of Assets and Liabilities

July 31, 2012

Assets
Long-term investments, at value (cost $1,291,516)	$1,598,201
Investment purchased with collateral from securities lending (at cost, which approximates value)	251,034
Short-term investments (at cost, which approximates value)	157,791
Deposits with brokers	405,845
Receivables:
Dividends	461
From Adviser	7,671
Other assets	2,997
Total assets	2,424,000
Liabilities
Securities sold short, at value (proceeds $386,551)	394,380
Payables:
Collateral due to brokers	656,879
Dividends on securities sold short	268
Accrued expenses:
12b-1 distribution and service fees	56
Shareholder reports-printing and mailing expenses	10,951
Other	29,641
Total liabilities	1,092,175
Net assets	$1,331,825
Class A Shares
Net assets	$53,746
Shares outstanding	2,005
Net asset value per share	$26.81
Offering price per share (net asset value per share plus maximum sales charge of 5.75% of offering price)	$28.45
Class C Shares
Net assets	$53,623
Shares outstanding	2,059
Net asset value and offering price per share	$26.04
Class I Shares
Net assets	$1,224,456
Shares outstanding	45,245
Net asset value and offering price per share	$27.06
Net assets consist of:
Capital paid-in	$980,480
Undistributed (Over-distribution of) net investment income	(4,432)
Accumulated net realized gain (loss)	56,921
Net unrealized appreciation (depreciation)	298,856
Net assets	$1,331,825
Authorized shares	Unlimited
Par value per share	$0.01

See accompanying notes to financial statements.

20	Nuveen Investments

Statement of Operations

Year Ended July 31, 2012

Investment Income (net of foreign tax withheld of $270)	$24,822
Expenses
Management fees	12,666
12b-1 service fees – Class A	713
12b-1 distribution and service fees – Class C	2,786
12b-1 distribution and service fees – Class R3(1)	1,345
Dividends expense on securities sold short	8,634
Shareholders’ servicing agent fees and expenses	303
Custodian’s fees and expenses	11,008
Enhanced custody expense	1,661
Trustees’ fees and expenses	204
Professional fees	46,470
Shareholders’ reports – printing and mailing expenses	8,321
Other expenses	4,790
Total expenses before custodian fee credit and expense reimbursement	98,901
Custodian fee credit	(26)
Expense reimbursement	(67,927)
Net expenses	30,948
Net investment income (loss)	(6,126)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	143,567
Securities sold short	(19,089)
Change in net unrealized appreciation (depreciation) of:
Investments	(58,666)
Securities sold short	(19,063)
Net realized and unrealized gain (loss)	46,749
Net increase (decrease) in net assets from operations	$40,623
(1)	– After the close of business on May 30, 2012, the Fund liquidated all of its Class R3 Shares.

See accompanying notes to financial statements.

Nuveen Investments	21

Statement of Changes in Net Assets

	Year Ended 7/31/12	Year Ended 7/31/11
Operations
Net investment income (loss)	$(6,126)	$(9,550)
Net realized gain (loss) from:
Investments	143,567	130,722
Securities sold short	(19,089)	(130,852)
Change in net unrealized appreciation (depreciation) of:
Investments	(58,666)	187,105
Securities sold short	(19,063)	13,253
Net increase (decrease) in net assets from operations	40,623	190,678
Distributions to Shareholders
From accumulated net realized gains:
Class A	(16,500)	(2,631)
Class C	(16,500)	(2,631)
Class R3(1)	(16,500)	(2,631)
Class I	(16,500)	(2,631)
Decrease in net assets from distributions to shareholders	(66,000)	(10,524)
Fund Share Transactions
Proceeds from sale of shares	839,291	—
	839,291	—
Cost of shares redeemed	(839,336)	—
Net increase (decrease) in net assets from Fund share transactions	(45)	—
Net increase (decrease) in net assets	(25,422)	180,154
Net assets at the beginning of period	1,357,247	1,177,093
Net assets at the end of period	$1,331,825	$1,357,247
Undistributed (Over-distribution of) net investment income at the end of period	$(4,432)	$—
(1)	– After the close of business on May 30, 2012, the Fund liquidated all of its Class R3 Shares.

See accompanying notes to financial statements.

22	Nuveen Investments

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Nuveen Investments	23

Financial Highlights

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

Year Ended July 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value
Class A (12/08)
2012	$27.28	$(.08)	$.93	$.85	$—	$(1.32)	$(1.32)	$26.81
2011	23.61	(.14)	4.02	3.88	—	(.21)	(.21)	27.28
2010	22.20	(.08)	1.49	1.41	—	—	—	23.61
2009(f)	20.00	(.04)	2.24	2.20	—	—	—	22.20
Class C (12/08)
2012	26.75	(.27)	.88	.61	—	(1.32)	(1.32)	26.04
2011	23.33	(.34)	3.97	3.63	—	(.21)	(.21)	26.75
2010	22.10	(.26)	1.49	1.23	—	—	—	23.33
2009(f)	20.00	(.13)	2.23	2.10	—	—	—	22.10
Class I (12/08)
2012	27.45	(.04)	.97	.93	—	(1.32)	(1.32)	27.06
2011	23.71	(.08)	4.03	3.95	—	(.21)	(.21)	27.45
2010	22.23	(.02)	1.50	1.48	—	—	—	23.71
2009(f)	20.00	(.01)	2.24	2.23	—	—	—	22.23

24	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Reimbursement(e)			Ratios to Average Net Assets After Reimbursement(d)(e)
Total Return(c)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)	Expenses		Net Invest- ment Income (Loss)	Portfolio Turnover Rate

3.75%	$54	7.26%		(5.26)%	2.31%		(.31)%	67%
16.44	341	6.54		(4.97)	2.10		(.54)	62
6.35	295	5.87		(4.12)	2.09		(.35)	110
11.00	277	6.57	*	(4.72)*	2.22	*	(.36 )*	63

2.90	54	8.01		(6.01)	3.06		(1.06)	67
15.57	334	7.28		(5.72)	2.85		(1.28)	62
5.57	292	6.61		(4.86)	2.84		(1.10)	110
10.50	276	7.32	*	(5.46)*	2.97	*	(1.11)*	63

4.03	1,224	7.69		(5.95)	1.92		(.17)	67
16.67	343	6.29		(4.73)	1.85		(.29)	62
6.66	296	5.62		(3.88)	1.84		(.10)	110
11.15	278	6.32	*	(4.46)*	1.97	*	(.11 )*	63

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable.
(e)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable. Each ratio includes the effect of the dividends expense on securities sold short and enhanced custody expense as follows:

	Ratios of Dividends Expense on Securities Sold Short to Average Net Assets			Ratios of Enhanced Custody Expense to Average Net Assets
	Class A	Class C	Class I	Class A	Class C	Class I
Year Ended July 31:
2012	.70%	.70%	.58%	.13%	.13%	.13%
2011	.47	.47	.47	.15	.15	.15
2010	.33	.33	.33	.18	.18	.18
2009(f)	.50*	.50*	.50*	.12*	.12*	.12*

(f)	For the period December 30, 2008 (commencement of operations) through July 31, 2009.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	25

Notes to Financial Statements

1. General Information and Significant Accounting Policies

General Information

The Nuveen Investment Trust II (the “Trust”) is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Santa Barbara Long/Short Equity Fund (formerly Nuveen Santa Barbara Growth Plus Fund) (the “Fund”), among others. The Trust was organized as a Massachusetts business trust in 1997.

During the current reporting period, the Fund changed its name to Nuveen Santa Barbara Long/Short Equity Fund.

Effective May 25, 2012, Class R3 shares of the Fund were closed to all new investments. After the close of business on May 30, 2012, the Fund liquidated all shareholder accounts invested in Class R3 shares and distributed the proceeds of the liquidation.

The Fund’s investment objective is to seek long-term capital appreciation. Under normal market conditions, the Fund invests primarily in equity securities of companies whose market capitalizations fall within the range of the largest and smallest companies in the Russell 1000 Index. The Fund takes both long and short positions in equity securities. When the Fund takes a long position, the Fund purchases a security outright. When the Fund takes a short position, it sells a security that the Fund does not own at the current market price and delivers to the buyer a security that the Fund has borrowed. The Fund may use all or a portion of the cash proceeds from short positions to take additional long positions. In addition, the Fund may borrow up to 20% of its net assets and invest the proceeds in additional long positions. The Fund’s net “long” market exposure will vary between 50% and 150% of the Fund’s net assets, depending on the mix of the Fund’s long and short positions. The Fund invests primarily in U.S. equity securities, but it may invest up to 25% of its net assets in non-U.S. equity securities.

The Fund’s most recent prospectus provides further description of the Fund’s investment objective, principal investment strategies and principal risks.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Investment Valuation

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1 for fair value measurement purposes. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued, except as indicated below, at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Fund that trade in the United States are valued based on the last traded price, official closing price, or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the New York Stock Exchange. These securities may generally represent a transfer from a Level 1 to a Level 2 security.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Fund’s Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or as Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Fund’s Board of Trustees or its designee.

Refer to Footnote 2 — Fair Value Measurements for further details on the leveling of securities held by the Fund as of the end of the reporting period.

26	Nuveen Investments

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes.

Investment Income

Dividend income on securities purchased and dividend expense on securities sold short are recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income is recorded on an accrual basis.

Income Taxes

The Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies (“RICs”). Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

Dividends from net investment income and net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Flexible Sales Charge Program

Class A Shares are generally sold with an up-front sales charge and incur a .25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within twelve months of purchase. Class C Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R3 Shares were sold without an up-front sales charge but incurred a .25% annual 12b-1 distribution and a .25% annual 12b-1 service fee. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

The Fund imposed a 2% redemption fee on shares that were redeemed or exchanged within 30 days of acquisition. Fees imposed on shares redeemed or exchanged are recorded as an increase to the Fund’s capital paid-in and recognized as “Redemption fees” on the Statement of Changes in Net Assets, when applicable. Effective March 30, 2012, the Fund no longer imposes a redemption fee on shares that are redeemed or exchanged within 30 days of acquisition.

Derivative Financial Instruments

The Fund is authorized to invest in certain derivative instruments, including forward foreign currency exchange contracts futures, options and swap contracts. Although the Fund is authorized to invest in such derivative instruments, and may do so in the future, it did not make any such investments during the fiscal year ended July 31, 2012.

Enhanced Custody Program

The Fund pursues a “long/short” investment strategy, pursuant to which it sells short up to 50% of the value of its initial long portfolio and purchases additional long investments with some or all of the proceeds of the short sale transactions. Financing of the short sale transactions is provided in part through lending securities in the Fund’s portfolio of investments. The administration and monitoring of the collateral requirements for both the short selling and securities lending activities is performed by the Fund’s custodian through its enhanced custody program.

Short Sale Transactions – When the Fund sells a security short, it borrows the security from a third party and pledges cash as collateral to secure its obligation to return the security to the lender either upon closing out the short position or upon demand from the lender. The cash used to collateralize the borrowing is provided from lending securities in the Fund’s portfolio of investments or from borrowing from the Fund’s custodian. Proceeds from short selling are used to finance the purchase of additional securities for the Fund’s long portfolio. The amount of collateral required to be pledged to borrow a security is determined by reference to the market value of the security borrowed. The Fund is obligated to pay the lender from whom the securities were borrowed dividends declared on the stock by the issuer and recognizes such amounts as “Dividends expense on securities sold short” on the Statement of Operations. Short sales are valued daily, and the corresponding unrealized gains and losses are recognized as “Change in net unrealized appreciation (depreciation) of securities sold short” on the Statement of Operations. Liabilities for securities sold short are reported at market value on the Statement of Assets and Liabilities. Short sale transactions result in off-balance sheet risk because the ultimate obligation may exceed the related amounts shown on the Statement of Assets and Liabilities. The Fund has segregated sufficient assets equal to at least the market value of the short sale obligation to preclude the obligation from being deemed a senior security of the Fund. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on

Nuveen Investments	27

Notes to Financial Statements (continued)

which the Fund replaces the borrowed security. The Fund’s losses on short sales are potentially unlimited because there is no upward limit on the price a borrowed security could attain. The Fund will realize a gain if the price of the security declines between those dates. Gains and losses from securities sold short are recognized as “Net realized gain (loss) from securities sold short” on the Statement of Operations.

Securities Lending Transactions – In the ordinary course of business, up to 100% of the Fund’s portfolio of investments is available to be loaned to brokers, dealers and other financial institutions. The Fund may not loan securities in excess of 33 1/3% of its total assets, including the value of the cash collateral received in connection with such loans. Loans are secured by cash collateral received from the borrower equal at all times to at least 102% of the market value of the loaned securities. The Fund uses the cash collateral obtained from such loans primarily to collateralize the Fund’s borrowings of securities sold short. Cash collateral is recognized as a component of “Deposits with brokers” on the Statement of Asset and Liabilities. Any amount held in excess of that required to collateralize securities borrowed in short sale transactions is invested in high-grade investment vehicles to enhance the earnings of the Fund. Such amounts are recognized as “Payable for collateral due to broker” on the Statement of Assets and Liabilities.

For its participation in the enhanced custody program, the Fund pays the custodian a fee based on the market value of the Fund’s outstanding short positions, which is recognized as “Enhanced custody expense” on the Statement of Operations.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Multiclass Operations and Allocations

Income and expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Realized and unrealized capital gains and losses of the Fund are prorated among the classes based on the relative net assets of each class.

Custodian Fee Credit

The Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on the Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which the Fund overdraws its account at the custodian bank.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

28	Nuveen Investments

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of the Fund’s fair value measurements as of the end of the reporting period:

	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$1,598,201	$—	$—	$1,598,201
Investments Purchased with Collateral from Securities Lending	251,034	—	—	251,034
Short-Term Investments:
Repurchase Agreements	—	157,791	—	157,791
Common Stocks Sold Short	(367,527)	—	—	(367,527)
Exchange-Traded Funds Sold Short	(26,853)	—	—	(26,853)
Total	$1,454,855	$157,791	$—	$1,612,646
*	Refer to the Fund’s Portfolio of Investments for industry classifications.

The Nuveen funds’ Board of Directors/Trustees is responsible for the valuation process and has delegated the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board of Directors/Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the funds’ pricing policies, and reporting to the Board of Directors/Trustees. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors/Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board of Directors/Trustees.

3. Derivative Instruments and Hedging Activities

The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund’s investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. The Fund did not invest in derivative instruments during the fiscal year ended July 31, 2012.

4. Fund Shares

Transactions in Fund shares were as follows:

	Year Ended 7/31/12		Year Ended 7/31/11
	Shares	Amount	Shares	Amount
Shares sold:
Class A	—	$—	—	$—
Class C	—	—	—	—
Class R3(1)	—	—	—	—
Class I	32,745	839,291	—	—
	32,745	839,291	—	—
Shares redeemed:
Class A	(10,495)	(263,845)	—	—
Class C	(10,441)	(255,491)	—	—
Class R3(1)	(12,500)	(320,000)	—	—
Class I	—	—	—	—
	(33,436)	(839,336)	—	—
Net increase (decrease)	(691)	$(45)	—	$—
(1)	– After the close of business on May 30, 2012, the Fund liquidated all of its Class R3 Shares.

Nuveen Investments	29

Notes to Financial Statements (continued)

5. Investment Transactions

Purchases and sales (excluding proceeds from securities sold short and short-term investments) during the fiscal year ended July 31, 2012, aggregated $936,329 and $1,216,514, respectively.

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Fund.

At July 31, 2012, the cost and unrealized appreciation (depreciation) of investments (excluding common stocks and exchange-traded funds sold short), as determined on a federal income tax basis, were as follows:

Cost of investments	$1,449,307
Gross unrealized:
Appreciation	$326,250
Depreciation	(19,565)
Net unrealized appreciation (depreciation) of investments	$306,685

Permanent differences, primarily due to net operating losses, federal taxes paid, foreign currency reclassifications, and investment in short sales, resulted in reclassifications among the Fund’s components of net assets at July 31, 2012, the Fund’s tax year-end, as follows:

Capital paid-in	$228
Undistributed (Over-distribution of) net investment income	1,694
Accumulated net realized gain (loss)	(1,922)

The tax components of undistributed net ordinary income and net long-term capital gains at July 31, 2012, the Fund’s tax year end, were as follows:

Undistributed net ordinary income*	$—
Undistributed net long-term capital gains	111,308
*	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Fund’s tax years ended July 31, 2012 and July 31, 2011, was designated for purposes of the dividends paid deduction as follows:

2012
Distributions from net ordinary income*	$19,374
Distributions from net long-term capital gains**	46,626

2011
Distributions from net ordinary income*	$—
Distributions from net long-term capital gains	10,524
*	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
**	The Fund hereby designates as long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852 (b)(3), the amount necessary to reduce earnings and profits of the Fund related to net capital gain to zero for the tax year ended July 31, 2012.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of RICs. The changes are generally effective for taxable years beginning after the date of enactment. One of the more prominent changes addresses capital loss carryforwards. Under the Act, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

The Act also contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

During the Fund’s tax year ended July 31, 2012, there were no post-enactment capital losses generated.

30	Nuveen Investments

The Fund has elected to defer losses incurred from November 1, 2011 through July 31, 2012, the Fund’s tax year end, in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the following fiscal year. The Fund has elected to defer losses as follows:

Post-October capital losses	$54,387
Late-year ordinary losses	4,432

7. Management Fees and Other Transactions with Affiliates

The Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by Nuveen Fund Advisors, Inc. (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Fund-Level Fee Rate
For the first $125 million	.8000%
For the next $125 million	.7875
For the next $250 million	.7750
For the next $500 million	.7625
For the next $1 billion	.7500
For net assets over $2 billion	.7250

The annual complex-level fee, payable monthly, is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen Funds. Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of July 31, 2012, the complex-level fee rate for the Fund was .1709%.

The management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities. The Adviser is responsible for the Fund’s overall strategy and asset allocation decisions. The Adviser has entered into a sub-advisory agreement with Santa Barbara Asset Management, LLC (“Santa Barbara”), an affiliate of Nuveen, under which Santa Barbara manages the investment portfolio of the Fund. Santa Barbara is compensated for its services to the Fund from the management fees paid to the Adviser.

The Adviser has agreed to waive fees and/or reimburse expenses through November 30, 2013, so that total annual fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities, dividends expense on securities sold short, enhanced custody expense, Underlying Fund fees and expenses and extraordinary expenses) do not exceed 1.25% (1.60% after November 30, 2013) of the average daily net assets of any class of Fund shares. The Adviser may also voluntarily reimburse additional expenses from time to time. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual

Nuveen Investments	31

Notes to Financial Statements (continued)

compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

During the fiscal year ended July 31, 2012, Nuveen Securities, LLC, a wholly-owned subsidiary of Nuveen, retained all 12b-1 fees.

At July 31, 2012, Nuveen owned shares of the Fund as follows:

Class A	2,005
Class C	2,059
Class I	45,245

8. Borrowing Arrangements

On March 30, 2012, the Fund entered into a $4,500,000 (maximum commitment amount) committed 364-day secured line of credit (“Committed Secured Line”) with its custodian bank to employ leverage. Interest charged on the borrowed amount of the Committed Secured Line is calculated at a rate per annum equal to the higher of the overnight LIBOR (London Inter-bank Offered Rate) plus .80% or Federal Funds rate plus .80%. In addition, the Fund accrues a commitment fee of .15% per annum on the maximum commitment amount, and paid a .10% one-time closing fee on the maximum commitment amount. During the period March 30, 2012 through July 31, 2012, the Fund has not drawn from the Committed Secure Line.

9. New Accounting Pronouncements

Financial Accounting Standards Board (“FASB”) Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities

In December 2011, the FASB issued Accounting Standards Update (“ASU”) No. 2011-11 (“ASU No. 2011-11”)to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting (“netting”) on the Statement of Assets and Liabilities. This information will enable users of the entity’s financial statements to evaluate the effect or potential effect of netting arrangements on the entity’s financial position. ASU No. 2011-11 is effective prospectively during interim or annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have to the financial statements amounts and footnote disclosures, if any.

32	Nuveen Investments

Trustees and Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at ten. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustees:
Robert P. Bremner 8/22/40 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Trustee	1996	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	219
Jack B. Evans 10/22/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; member of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College and the Iowa College Foundation; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	219
William C. Hunter 3/6/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	2004	Dean Emeritus (since June 30, 2012), formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director (since 2005), and President (since July 2012) Beta Gamma Sigma, Inc., The International Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at George Washington University.	219
David J. Kundert 10/28/42 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Director, Northwestern Mutual Wealth Management Company; retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Member, Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation.	219
William J. Schneider 9/24/44 333 W. Wacker Drive Chicago, IL 60606	Trustee	1996	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; member, University of Dayton Business School Advisory Council; member, Mid-America Health System Board; formerly, member and chair, Dayton Philharmonic Orchestra Association; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank.	219
Judith M. Stockdale 12/29/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	219
Carole E. Stone 6/28/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	219

Nuveen Investments	33

Trustees and Officers (Unaudited) (continued)

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee
Virginia L. Stringer 8/16/44 333 West Wacker Drive Chicago, IL 60606	Trustee	2011	Board Member, Mutual Fund Directors Forum; former governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc. a management consulting firm; former Member, Governing Board, Investment Company Institute’s Independent Directors Council; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	219
Terence J. Toth 9/29/59 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Director, Legal & General Investment Management America, Inc. (since 2008); Managing Partner, Promus Capital (since 2008); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Goodman Theatre Board (since 2004), Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008); Mather Foundation Board (since 2012) and a member of its investment committee; formerly, member: Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	219

Interested Trustee:
John P. Amboian (2) 6/14/61 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Chief Executive Officer and Chairman (since 2007) and Director (since 1999) of Nuveen Investments, Inc., formerly, President (1999-2007); Chief Executive Officer (since 2007) of Nuveen Investments Advisers Inc.; Director (since 1998) formerly, Chief Executive Officer (2007-2010) of Nuveen Fund Advisors, Inc.	219
Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
Gifford R. Zimmerman 9/9/56 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director, Associate General Counsel and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC. (since 2010); Chief Administrative Officer and Chief Compliance Officer (since 2006) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	219
Margo L. Cook 4/11/64 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors, Inc. (since 2011); Managing Director – Investment Services of Nuveen Commodities Asset Management, LLC (since August 2011) previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	219

34	Nuveen Investments

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Lorna C. Ferguson 10/24/45 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, Inc. and Nuveen Securities, LLC (since 2004).	219
Stephen D. Foy 5/31/54 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Senior Vice President (since 2010), formerly, Vice President (2005-2010) and Funds Controller of Nuveen Securities, LLC; Vice President of Nuveen Fund Advisors, Inc.; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Certified Public Accountant.	219
Scott S. Grace 8/20/70 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009	Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Securities, LLC; Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, Inc., Nuveen Investments Advisers, Inc., Nuveen Investments Holdings Inc. and (since 2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.	219
Walter M. Kelly 2/24/70 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) and Assistant Secretary (since 2003) of Nuveen Fund Advisors, Inc; Senior Vice President (since 2008) of Nuveen Investments Holdings, Inc; formerly, Senior Vice President (2008-2011) of Nuveen Securities, LLC.	219
Tina M. Lazar 8/27/61 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Fund Advisors, Inc.	219
Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Kevin J. McCarthy 3/26/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director and Assistant Secretary (since 2008), formerly, Vice President (2007-2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008), and Assistant Secretary, Nuveen Investment Holdings, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, and of Winslow Capital Management, LLC. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC; prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	219
Kathleen L. Prudhomme 3/30/53 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	219

Nuveen Investments	35

Trustees and Officers (Unaudited) (continued)

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Jeffery M. Wilson 3/13/56 333 West Wacker Drive Chicago, IL 60606	Vice President	2011	Senior Vice President of Nuveen Securities, LLC (since 2011); formerly, Senior Vice President of FAF Advisors, Inc. (2000-2010).	102

(1)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the trustee was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)	Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(3)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

36	Nuveen Investments

Annual Investment Management Agreement Approval Process

(Unaudited)

The Board of Trustees (the “Board,” and each Trustee, a “Board Member”) of the Fund, including the Board Members who are not parties to the Fund’s advisory or sub-advisory agreement or “interested persons” of any such parties (the “Independent Board Members”), is responsible for approving the advisory agreement (the “Investment Management Agreement”) between the Fund and Nuveen Fund Advisors, Inc. (the “Advisor”) and the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Advisor and Santa Barbara Asset Management, LLC (the “Sub-Advisor”) (the Investment Management Agreement and the Sub-Advisory Agreement are referred to collectively as the “Advisory Agreements”) and their periodic continuation. Pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”), the Board is required to consider the continuation of the Advisory Agreements on an annual basis. Accordingly, at an in-person meeting held on May 21-23, 2012 (the “May Meeting”), the Board, including a majority of the Independent Board Members, considered and approved the continuation of the Advisory Agreements for the Fund for an additional one-year period.

In preparation for its considerations at the May Meeting, the Board requested and received extensive materials prepared in connection with the review of the Advisory Agreements. The materials provided a broad range of information regarding the Fund, the Advisor and the Sub-Advisor (the Advisor and the Sub-Advisor are collectively, the “Fund Advisers” and each, a “Fund Adviser”). As described in more detail below, the information provided included, among other things, a review of Fund performance, including Fund investment performance assessments against peer groups and appropriate benchmarks, a comparison of Fund fees and expenses relative to peers, a description and assessment of shareholder service levels for the Fund, a summary of the performance of certain service providers, a review of product initiatives and shareholder communications and an analysis of the Advisor’s profitability with comparisons to comparable peers in the managed fund business. As part of its annual review, the Board also held a separate meeting on April 18-19, 2012, to review the Fund’s investment performance and consider an analysis provided by the Advisor of the Sub-Advisor which generally evaluated the Sub-Advisor’s investment team, investment mandate, organizational structure and history, investment philosophy and process, performance of the Fund, and significant changes to the foregoing. As a result of its review of the materials and discussions, the Board presented the Advisor with questions and the Advisor responded.

The materials and information prepared in connection with the annual review of the Advisory Agreements supplement the information and analysis provided to the Board during the year. In this regard, throughout the year, the Board, acting directly or through its committees, regularly reviews the performance and various services provided by the Advisor and the Sub-Advisor. The Board meets at least quarterly as well as at other times as the need arises. At its quarterly meetings, the Board reviews reports by the Advisor which include, among other things, Fund performance, a review of the investment teams and reports on compliance, regulatory matters and risk management. The Board also meets with key investment personnel managing the Fund’s portfolio during the year. In October 2011, the Board also created two new standing committees (the Open-end Fund Committee and the Closed-end Fund Committee) to assist the full Board in monitoring and gaining a deeper insight into the distinctive issues and business practices of open-end and closed-end funds.

In addition, the Board continues its program of seeking to have the Board Members or a subset thereof visit each sub-advisor to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel. In this regard, the Independent Board Members attended a presentation by the Sub-Advisor in February 2011. Further, an ad hoc committee of the Board visited the then-current transfer agents of the Nuveen funds in 2011 and the audit committee of the Board visited the various pricing agents for the Nuveen funds in January 2012.

The Board considers factors and information that are relevant to its annual consideration of the renewal of the Advisory Agreements at the meetings held throughout the year. Accordingly, the Board considers the information provided and knowledge gained at these meetings when performing its annual review of the Advisory Agreements. The Independent Board Members are assisted throughout the process by independent legal counsel who provided materials describing applicable law and the duties of directors or trustees in reviewing advisory contracts and met with the Independent Board Members in executive sessions without management present. In addition, it is important to recognize that the management arrangements for the Nuveen funds are the result of many years of review and discussion between the Independent Board Members and fund management and that the Board Members’ conclusions may be based, in part, on their consideration of fee arrangements and other factors developed in previous years.

The Board considered all factors it believed relevant with respect to the Fund, including among other factors: (a) the nature, extent and quality of the services provided by the Fund Advisers, (b) the investment performance of the Fund and Fund Advisers, (c) the advisory fees and costs of the services to be provided to the Fund and the profitability of the Fund Advisers, (d) the extent of any economies of scale, (e) any benefits derived by the Fund Advisers from the relationship with the Fund and (f) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Fund’s Advisory Agreements. The Independent Board Members did not identify any single factor as all important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services

In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of the Fund Adviser’s services, including advisory services and the resulting Fund performance and administrative services. The Independent Board Members further considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the

Nuveen Investments	37

Annual Investment Management Agreement Approval Process

(Unaudited) (continued)

Advisor to provide high quality service to the Fund, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to questions and concerns raised by them. The Independent Board Members reviewed materials outlining, among other things, the Fund Adviser’s organization and business; the types of services that the Fund Adviser or its affiliates provide to the Fund; the performance record of the Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line.

In considering advisory services, the Board recognized that the Advisor provides various oversight, administrative, compliance and other services for the Fund and the Sub-Advisor generally provides the portfolio investment management services to the Fund. In reviewing the portfolio management services provided to the Fund, the Board reviewed the materials provided by the Nuveen Investment Services Oversight Team analyzing, among other things, the Sub-Advisor’s investment team and changes thereto, organization and history, assets under management, Fund objectives and mandate, the investment team’s philosophy and strategies in managing the Fund, developments affecting the Sub-Advisor or Fund and Fund performance. The Independent Board Members also reviewed portfolio manager compensation arrangements to evaluate each Fund Adviser’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an inappropriate incentive to take undue risks. In addition, the Board considered the Advisor’s execution of its oversight responsibilities over the Sub-Advisor. Given the importance of compliance, the Independent Board Members also considered Nuveen’s compliance program, including the report of the chief compliance officer regarding the Fund’s compliance policies and procedures; the resources dedicated to compliance; and the record of compliance with the policies and procedures.

In addition to advisory services, the Board considered the quality and extent of administrative and other non-investment advisory services the Advisor and its affiliates provide to the Fund, including product management, investment services (such as oversight of investment policies and procedures, risk management, and pricing), fund administration, oversight of service providers, shareholder services and communications, administration of Board relations, regulatory and portfolio compliance and legal support. The Board further recognized Nuveen’s additional investments in personnel, including in compliance and risk management. In reviewing the services provided, the Board also reviewed materials describing various notable initiatives and projects the Advisor performed in connection with the open-end fund product line. These initiatives included efforts to eliminate product overlap through mergers or liquidations; commencement of various new funds; elimination of insurance mandates for various funds; updates in investment policies or guidelines for several funds; and reductions in management fees and expense caps for certain funds.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the Fund under each Advisory Agreement were satisfactory.

B. The Investment Performance of the Fund and Fund Advisers

The Board, including the Independent Board Members, reviewed and considered the performance history of the Fund over various time periods. The Board reviewed, among other things, the Fund’s historic investment performance as well as information comparing the Fund’s performance information with that of other funds (the “Performance Peer Group”) based on data compiled by Nuveen that was provided by an independent provider of mutual fund data and with recognized and/or customized benchmarks (i.e., benchmarks derived from multiple recognized benchmarks).

The Board reviewed reports, including a comprehensive analysis of the Fund’s performance and the applicable investment team. In this regard, the Board reviewed the Fund’s total return information compared to the returns of its Performance Peer Group and recognized and/or customized benchmarks for the quarter and one-year periods ending December 31, 2011, as well as performance information reflecting the first quarter of 2012.

In reviewing performance comparison information, the Independent Board Members recognized that the usefulness of the comparisons of the performance of certain funds with the performance of their respective Performance Peer Group may be limited because the Performance Peer Group may not adequately represent the objectives and strategies of the applicable funds or may be limited in size or number. The Independent Board Members also noted that the investment experience of a particular shareholder in the Nuveen funds will vary depending on when such shareholder invests in the applicable fund, the class held (if multiple classes are offered in a fund) and the performance of the fund (or respective class) during that shareholder’s investment period. In addition, although the performance below reflects the performance results for the time periods ending as of the most recent calendar year end (unless otherwise indicated), the Board also recognized that selecting a different ending time period may derive different results. Furthermore, while the Board is cognizant of the relevant performance of a fund’s peer set and/or benchmark(s), the Board evaluated fund performance in light of the respective fund’s investment objectives, investment parameters and guidelines and recognized that the objectives, investment parameters and guidelines of peers and/or benchmarks may differ to some extent, thereby resulting in differences in performance results. Nevertheless, with respect to any Nuveen funds that the Board considers to have underperformed their peers and/or benchmarks from time to time, the Board monitors such funds closely and considers any steps necessary or appropriate to address such issues.

In considering the results of the comparisons, the Independent Board Members observed, among other things, that the Fund had satisfactory performance compared to its peers, performing in the third quartile for the one-year period ended December 31, 2011, but in the first quartile for the first quarter of 2012.

38	Nuveen Investments

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and expenses of the Fund reviewing, among other things, the Fund’s gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the fee and expenses of a comparable universe of funds provided by an independent fund data provider (the “Peer Universe”) and to a more focused subset of funds in the Peer Universe (the “Peer Group”) and any expense limitations.

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe and Peer Group. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as: the limited size and particular composition of the Peer Universe or Peer Group (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement or fee waivers; and the timing of information used may impact the comparative data, thereby limiting somewhat the ability to make a meaningful comparison with peers.

In reviewing the fee schedule for the Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. In reviewing fees and expenses, the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were approximately 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. In reviewing the reports, the Board noted that the overwhelming majority of the Nuveen funds were at, close to or below their Peer Group or Peer Universe (if no separate Peer Group) average based on the net total expense ratio. The Independent Board Members noted that the Fund had net management fees and a net expense ratio (including fee waivers and expense reimbursements, if any) below its peer averages.

Based on their review of the fee and expense information provided, the Independent Board Members determined that the Fund’s management fees were reasonable in light of the nature, extent and quality of services provided to it.

2. Comparisons with the Fees of Other Clients

The Independent Board Members further reviewed information regarding the nature of services and range of fees offered by the Advisor to other clients, including separately managed accounts (both retail and institutional accounts), collective trusts, foreign investment funds offered by Nuveen and funds that are not offered by Nuveen but are sub-advised by one of Nuveen’s investment management teams. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Fund and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Fund. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Fund (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the various products, particularly the extensive services provided to the Fund, the Independent Board Members believe such facts justify the different levels of fees.

In considering the fees of the Sub-Advisor, the Independent Board Members also considered the pricing schedule or fees that the Sub-Advisor charges for similar investment management services for other Nuveen funds, funds of other sponsors (if any), and other clients (such as retail and/or institutional managed accounts).

3. Profitability of Fund Advisers

In conjunction with its review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two calendar years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2011. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they have an Independent Board Member serve as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with comparable assets under management (based on asset size and asset composition).

In reviewing profitability, the Independent Board Members recognized the Advisor’s continued investment in its business to enhance its services, including capital improvements to investment technology, updated compliance systems, and additional personnel in compliance, risk management, and product development as well as its ability to allocate resources to various areas of the Advisor as the need arises. In addition, in evaluating profitability, the Independent Board Members also recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers

Nuveen Investments	39

Annual Investment Management Agreement Approval Process

(Unaudited) (continued)

generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen’s investment in its fund business. Based on their review, the Independent Board Members concluded that the Advisor’s level of profitability for its advisory activities was reasonable in light of the services provided.

With respect to sub-advisers affiliated with Nuveen, including the Sub-Advisor, the Independent Board Members reviewed the sub-adviser’s revenues, expenses and profitability margins (pre- and post-tax) for its advisory activities and the methodology used for allocating expenses among the internal sub-advisers. Based on their review, the Independent Board Members were satisfied that the Sub-Advisor’s level of profitability was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Fund as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Fund, if any. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Fund. Based on their review of the overall fee arrangements of the Fund, the Independent Board Members determined that the advisory fees and expenses of the Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase.

In addition to fund-level advisory fee breakpoints, the Board also considered the Fund’s complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are generally reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. In addition, with the acquisition of the funds previously advised by FAF Advisors, Inc., the Board noted that a portion of such funds’ assets at the time of acquisition were deemed eligible to be included in the complex-wide fee calculation in order to deliver fee savings to shareholders in the combined complex and such funds were subject to differing complex-level fee rates.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits

In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with the Fund. In this regard, the Independent Board Members considered, among other things, any sales charges, distribution fees and shareholder services fees received and retained by the Fund’s principal underwriter, an affiliate of the Advisor, which includes fees received pursuant to any 12b-1 plan. The Independent Board Members, therefore, considered the 12b-1 fees retained by Nuveen during the last calendar year.

In addition to the above, the Independent Board Members considered whether the Fund Advisers received any benefits from soft dollar arrangements whereby a portion of the commissions paid by the Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Fund and other clients. The Independent Board Members recognized that the Advisor has the authority to pay a higher commission in return for brokerage and research services if it determines in good faith that the commission paid is reasonable in relation to the value of the brokerage and research services provided and may benefit from such soft dollar arrangements. In addition, the Independent Board Members considered that the Sub-Advisor may benefit from its soft dollar arrangements pursuant to which it receives research from brokers that execute the Fund’s portfolio transactions. Similarly, the Board recognized that the research received pursuant to soft dollar arrangements by a Fund Adviser may also benefit the Fund and shareholders to the extent the research enhances the ability of the Fund Adviser to manage the Fund. The Independent Board Members noted that the Fund Advisers’ profitability may be somewhat lower if they did not receive the research services pursuant to the soft dollar arrangements and had to acquire such services directly.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Fund were reasonable and within acceptable parameters.

40	Nuveen Investments

F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of each Advisory Agreement are fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services provided to the Fund and that the Advisory Agreements be renewed.

Nuveen Investments	41

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Leverage: Using borrowed money to invest in securities or other assets, seeking to increase the return of an investment or portfolio.

Lipper Long/Short Equity Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Long/Short Equity Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges or management fees.

Long Position: A security the Fund owns in its portfolio.

Net Asset Value (NAV): The net market value of all securities held in a portfolio.

Net Asset Value (NAV) Per Share: The market value of one share of a mutual fund or closed-end fund. For a Fund, the NAV is calculated daily by taking the Fund’s total assets (securities, cash, and accrued earnings), subtracting the Fund’s liabilities, and dividing by the number of shares outstanding.

Russell 1000® Growth Index: An index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Index returns assume reinvestment of dividends, but do not reflect any applicable sales charges or management fees.

Short Position: A security the Fund does not own but has sold through the delivery of a borrowed security.

42	Nuveen Investments

Additional Fund Information

Fund Manager

Nuveen Fund Advisors, Inc.

333 West Wacker Drive

Chicago, IL 60606

Sub-Adviser

Santa Barbara Asset Management, LLC

820 State Street

5th Floor

Santa Barbara, CA 93101

Legal Counsel

Chapman and Cutler LLP

Chicago, IL

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Chicago, IL

Custodian

State Street Bank & Trust Company

Boston, MA

Transfer Agent and Shareholder Services

Boston Financial

Data Services, Inc.

Nuveen Investor Services

P.O. Box 8530

Boston, MA 02266-8530

(800) 257-8787

Distribution Information: The Fund hereby designates its percentages of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction (“DRD”) for corporations and its percentages as qualified dividend income (“QDI”) for individuals under Section 1 (h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

Fund	% of DRD	% of QDI
Nuveen Santa Barbara Long/Short Equity Fund	31.93%	32.41%

Nuveen Funds’ Quarterly Portfolio of Investments and Proxy Voting Information: You may obtain (i) the Funds’ quarterly portfolios of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. FINRA also provides an investor brochure that includes information describing the Public Disclosure Program.

Nuveen Investments	43

Nuveen Investments:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the long-term goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates-Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management, and Gresham Investment Management. In total, Nuveen Investments managed $212 billion as of June 30, 2012.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com

MAN-SBTW-0712D

Mutual Funds

Nuveen Equity Funds

For investors seeking the potential for long-term capital appreciation.

Annual Report

July 31, 2012

Share Class / Ticker Symbol

Fund Name	Class A	Class C	Class R3	Class I
Nuveen Winslow Large-Cap Growth Fund	NWCAX	NWCCX	NWCRX	NVLIX

LIFE IS COMPLEX.

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It only takes a minute to sign up for e-Reports. Once enrolled, you’ll receive an e-mail as soon as your Nuveen Fund information is ready. No more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report and save it on your computer if you wish.

Free e-Reports right to your e-mail!

www.investordelivery.com

If you receive your Nuveen Fund distributions and statements from your financial advisor or brokerage account.

OR

www.nuveen.com/accountaccess

If you receive your Nuveen Fund distributions and statements directly from Nuveen.

Must be preceded by or accompanied by a prospectus.	NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Chairman’s

Letter to Shareholders

Dear Shareholders,

Investors have many reasons to remain cautious. The challenges in the Euro area are casting a shadow over global economies and financial markets. The political support for addressing fiscal issues is eroding as the economic and social impacts become more visible. At the same time, member nations appear unwilling to provide adequate financial support or to surrender sufficient sovereignty to strengthen the banks or unify the Euro area financial system. The gains made in reducing deficits, and the hard-won progress on winning popular acceptance of the need for economic austerity, are at risk. To their credit, European political leaders press on to find compromise solutions, but there is increasing concern that time will begin to run out.

In the U.S., strong corporate earnings have enabled the equity markets to withstand much of the downward pressures coming from weakening job creation, slower economic growth and political uncertainty. The Fed remains committed to low interest rates and announced on September 13, 2012 (after the close of this reporting period) another program of quantitative easing (QE3) to continue until mid-2015. Pre-election maneuvering has added to the already highly partisan atmosphere in Congress. The end of the Bush-era tax cuts and implementation of the spending restrictions of the Budget Control Act of 2011, both scheduled to take place at year-end, loom closer.

During the last year, U.S. based investors have experienced a sharp decline and a strong recovery in the equity markets. The experienced investment teams at Nuveen keep their eye on a longer time horizon and use their practiced investment disciplines to negotiate through market peaks and valleys to achieve long-term goals for investors. Experienced professionals pursue investments that will weather short-term volatility and at the same time, seek opportunities that are created by markets that overreact to negative developments. Monitoring this process is an important consideration for the Fund Board as it oversees your Nuveen Fund on your behalf.

As always, I encourage you to contact your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner

Chairman of the Board

September 21, 2012

4	Nuveen Investments

Portfolio Managers’ Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

This Fund is available for investment only for “traditional institutional investors” such as (a) Taft-Hartley plans, endowments and foundations, public and corporate plans and QIBs, and (b) other institutional investors with an initial purchase of at least $5 million, and to defined contribution plans in the form of Class A and Class R3 shares. Class A, Class C and Class I shares are also available to retail customers of certain broker-dealers.

The Nuveen Winslow Large-Cap Growth Fund features management by Winslow Capital Management LLC, (Winslow Capital), an affiliate of Nuveen Investments. The Fund is managed by a team led by Clark J. Winslow, who has served as the chief executive officer and a portfolio manager at Winslow Capital since 1992. Other managers include Justin H. Kelly, CFA, a senior managing director and portfolio manager at Winslow Capital since 1999 and R. Bart Wear, CFA, a senior managing director and portfolio manager at Winslow Capital since 1997.

We recently spoke with Clark Winslow about U.S. economic and equity market conditions, the key investment strategies and performance of the Fund for the twelve-month period ending July 31, 2012.

What factors affected the U.S. economic and equity market environments during the twelve-month reporting period ended July 31, 2012?

During the reporting period, the U.S. economy’s progress toward recovery from recession remained sluggish. The Federal Reserve (Fed) maintained its efforts to improve the overall economic environment by continuing to hold the benchmark Fed Funds rate at the record low level of zero to 0.25% that it had established in December 2008. At its September 2012 meeting, the central bank affirmed its opinion that economic conditions would likely warrant keeping the rate at “exceptionally low levels” through mid-2015. The Fed also announced that it would extend its so-called Operation Twist program, whereby it is lengthening the average maturity of its holdings of U.S. Treasury securities, through the end of December 2012. The goals of this program are to lower longer-term interest rates, make broader financial conditions more accommodating, support a stronger economic recovery and help ensure that inflation remains at levels consistent with the Fed’s mandates of maximum employment and price stability.

In the second quarter of 2012, the U.S. economy slowed to an annualized growth rate of 1.5%, according to initial estimates for U.S. gross domestic product (GDP). While this marked the twelfth consecutive quarter of positive growth, it was also a significant slowdown from the previous few quarters. The Consumer Price Index (CPI) rose 1.4% year-over-year as of July 2012, lower than the June figure of 1.7%, which was the lowest twelve-month rate of change since November 2010. Core CPI (which excludes food and

Nuveen Investments	5

energy) increased 2.1% during the period, remaining above the Fed’s unofficial objective of 2.0% or lower for this inflation measure. However, the number was slightly below the 2.2% figure reported in June. Labor market conditions continued to be slow to improve, with the national unemployment rate registering 8.3% in July 2012. While this figure was down from 9.1% one year ago, the rate was a slight uptick from June 2012. The housing market remained the major weak spot in the economy, beleaguered by a high level of distressed properties and difficult credit conditions. For the twelve months ended June 2012 (the most recent data available at the time this report was prepared), the average home price in the Standard & Poor’s (S&P)/ Case-Shiller Index of 20 major metropolitan areas rose 0.5%, marking the second consecutive month prices rose. In addition, the U.S. economic picture continued to be clouded by concerns about the European debt crisis and global financial markets in general and efforts to reduce the U.S. federal deficit.

The U.S. equity market appreciated during the reporting period notwithstanding increased concerns regarding global economic growth and a sovereign debt crisis in Europe that have plagued stocks more recently. The best performing sectors in the Russell 1000® Growth Index for the year were technology, consumer discretionary, consumer staples and healthcare. The worst performing sectors were energy and materials & processing. Energy stocks performed poorly mostly due to extremely weak natural gas prices, concern that high gasoline prices globally were placing a strain on economic growth, and worries over whether China could maintain a sufficient economic growth rate to drive continued demand growth (an issue for commodities generally).

How did the Fund perform for the twelve-month reporting period ended July 31, 2012?

The tables in the Fund Performance and Expense Ratios section of this report provide Class A Share total returns for the Fund’s for the one-year and since inception periods ended July 31, 2012. The Fund’s Class A Share total returns at net asset value (NAV) are compared with the performance of its corresponding market index and Lipper average.

What strategies were used to manage the Fund during the reporting period? How did these strategies influence performance?

The Fund’s Class A Shares at net asset value (NAV) underperformed the Russell 1000® Growth Index and the Lipper classification average.

The Fund is designed to provide the potential for long-term capital appreciation. We seek to achieve this by investing a substantial portion of the Fund’s assets in equity securities of U.S. companies with market capitalizations in excess of $4 billion at the time of purchase. In assembling the Fund’s portfolio, we believe that investing in companies with above average earnings growth potential provides the best opportunity for achieving superior portfolio returns over the long term. While this is a key element in our investment process, assessing actual valuations relative to our estimated earnings growth rate for an issue is also important in selecting a stock. Our focus is on companies that we believe can deliver attractive future annual earnings growth, with rising return on invested capital and positive cash flow.

6	Nuveen Investments

Our investment philosophy is grounded in fundamental research. The majority of our analytical work is conducted internally by our investment principals. We select stocks using a bottom-up approach and position our portfolio decision-makers as close as possible to the source of fundamental information, whether that source is directly from a company, its suppliers or its competitors.

Stock selection drove underperformance versus the Russell 1000® Growth Index during the reporting period. The best relative performing sectors were materials and industrials. Both sectors benefited most from strong selections versus the Russell 1000® Growth Index. The sectors performing the strongest absolutely were health care and information technology. The consumer discretionary and consumer staples sectors were the biggest relative detractors to performance versus the index.

Within the materials sector, agricultural supplier Monsanto Company positively contributed to performance during the reporting period. Ecolab Inc., a water and environmental sanitation technology provider, also was a strong performer. In the industrials sector, aerospace systems supplier Goodrich, was a top performer. The company was bolstered through its purchase by United Technologies Corporation and beat the consensus earnings per share estimates. Union Pacific Corp., a domestic rail transportation service provider, also positively contributed. Its strong pricing and good expense control caused strong earnings per share when compared with other industrial holdings that face international issues.

During the reporting period, we had several positions that detracted from performance including specialty coffee business Green Mountain Coffee Roasters. The position had been a significant contributor since its purchase. The company beat third quarter estimates, but had a soft fourth quarter 2011. Lastly, Ctrip.com, a travel service provider in China faced increasing competition. As result, it detracted as well. Both stocks were sold during the reporting period.

We sold several other positions during the reporting period, including Cognizant Technology Solutions Corporation as demand for IT software and services slowed. We also sold our position in Microsoft Corporation when we came to believe that Windows 8 might not perform as anticipated. Lastly, we sold our position in the oil and gas company Occidental Petroleum because of margin pressure resulting from falling oil prices and elevated costs for oil services.

We added several positions to the Fund throughout the reporting period. We initiated a position in independent natural gas producer Cabot Oil and Gas, seeking to take advantage of improving natural gas fundamentals. We also initiated positions in retailers Ross Stores, Inc. and Dollar General Corporation. Ross Stores is increasing market share domestically through new store growth and gaining market share from the traditional department store channel. Dollar General is the largest extreme value retailer and market share gainer with defensive growth characteristics.

Nuveen Investments	7

Risk Considerations

Mutual fund investing involves risk; principal loss is possible. Equity investments are subject to market risk. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards.

8	Nuveen Investments

Fund Performance and Expense Ratios

The Fund Performance and Expense Ratios for the Fund are shown on the following two pages.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect a contractual agreement between the Fund and the investment adviser to waive certain fees and expenses; see Notes to Financial Statements, Footnote 7 — Management Fees and Other Transactions with Affiliates for more information. In addition, returns may reflect a voluntary expense limitation by the Fund’s investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for the Fund’s Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect the Fund’s total operating expenses (before fee waivers or expense reimbursements, if any) as shown in the Fund’s most recent prospectus. The expense ratios include management fees and other fees and expenses.

Nuveen Investments	9

Fund Performance and Expense Ratios (continued)

Nuveen Winslow Large-Cap Growth Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of July 31, 2012

	Average Annual

	1-Year	Since Inception*
Class A Shares at NAV	0.43%	16.43%
Class A Shares at maximum Offering Price	-5.34%	14.31%
Russell 1000® Growth Index**	8.26%	18.96%
Lipper Large-Cap Growth Funds Classification Average**	3.38%	15.86%

Class C Shares	-0.28%	15.56%
Class R3 Shares	0.22%	16.14%
Class I Shares	0.71%	16.72%

Average Annual Total Returns as of June 30, 2012 (Most Recent Calendar Quarter)

	Average Annual

	1-Year	Since Inception*
Class A Shares at NAV	-0.28%	16.89%
Class A Shares at maximum Offering Price	-6.01%	14.70%
Class C Shares	-1.00%	16.01%
Class R3 Shares	-0.53%	16.59%
Class I Shares	-0.03%	17.18%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plan clients of financial intermediaries. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Gross Expense Ratios	Net Expense Ratios
Class A Shares	1.18%	1.05%
Class C Shares	2.04%	1.80%
Class R3 Shares	1.55%	1.30%
Class I Shares	0.99%	0.80%

The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through November 30, 2012, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.80% (1.25% after November 30, 2012) of the average daily net assets of any class of Fund shares. The expense limitation expiring November 30, 2012, may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

*	Since inception returns are from 5/15/09.

**	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

10	Nuveen Investments

Growth of an Assumed $10,000 Investment as of July 31, 2012 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	11

Holding Summaries as of July 31, 2012

This data relates to the securities held in the Fund’s portfolio of investments. It should not be construed as a measure of performance for the Fund itself.

Nuveen Winslow Large-Cap Growth Fund

Portfolio Allocation1

Portfolio Composition[1]
Computers & Peripherals	10.3%
IT Services	8.5%
Internet Software & Services	7.8%
Internet & Catalog Retail	5.1%
Chemicals	4.4%
Road & Rail	4.0%
Health Care Providers & Services	4.0%
Health Care Equipment & Supplies	3.6%
Communications Equipment	3.4%
Software	3.4%
Hotels, Restaurants & Leisure	3.4%
Biotechnology	3.3%
Capital Markets	3.2%
Oil, Gas & Consumable Fuels	3.2%
Industrial Conglomerates	3.1%
Aerospace & Defense	3.1%
Food & Staples Retailing	2.7%
Energy Equipment & Services	2.4%
Short-Term Investments	3.6%
Other[3]	17.5%

Top Five Common Stock Holdings[1]
Apple, Inc.	8.3%
Visa Inc.	4.0%
Union Pacific Corporation	4.0%
QUALCOMM, Inc.	3.4%
Danaher Corporation	3.1%

1	As a percentage of total net assets as of July 31, 2012. Holdings are subject to change.

2	Other assets less liabilities.

3	Includes other assets less liabilities and all industries less than 2.4% of total net assets.

12	Nuveen Investments

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below are based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Winslow Large-Cap Growth Fund

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (2/01/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (7/31/12)	$1,012.80	$1,009.30	$1,011.60	$1,014.00	$1,019.64	$1,015.91	$1,018.40	$1,020.89
Expenses Incurred During Period	$5.25	$8.99	$6.50	$4.01	$5.27	$9.02	$6.52	$4.02

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.05%, 1.80%, 1.30% and .80% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Nuveen Investments	13

Report of

Independent Registered

Public Accounting Firm

To the Board of Trustees and Shareholders of

Nuveen Investment Trust II:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations, of changes in net assets, and the financial highlights present fairly, in all material respects, the financial position of Nuveen Winslow Large-Cap Growth Fund (a series of the Nuveen Investment Trust II, hereinafter referred to as the “Fund”) at July 31, 2012, the results of its operations for the year then ended, and the change in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at July 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Chicago, IL

September 27, 2012

14	Nuveen Investments

Portfolio of Investments

Nuveen Winslow Large-Cap Growth Fund

July 31, 2012

Shares	Description (1)	Value

	COMMON STOCKS – 97.9%

	Aerospace & Defense – 3.1%

102,000	Precision Castparts Corporation	$15,867,120

246,220	United Technologies Corporation	18,328,617
	Total Aerospace & Defense	34,195,737
	Auto Components – 1.1%

188,010	BorgWarner Inc., (2)	12,615,471
	Biotechnology – 3.3%

130,600	Biogen Idec Inc., (2)	19,045,398

251,500	Celgene Corporation, (2)	17,217,690
	Total Biotechnology	36,263,088
	Capital Markets – 3.2%

67,900	BlackRock Inc.	11,560,654

146,330	Franklin Resources, Inc.	16,820,634

453,660	TD Ameritrade Holding Corporation	7,222,267
	Total Capital Markets	35,603,555
	Chemicals – 4.4%

256,640	Ecolab Inc.	16,797,088

369,382	Monsanto Company	31,626,487
	Total Chemicals	48,423,575
	Communications Equipment – 3.4%

634,940	QUALCOMM, Inc.	37,893,219
	Computers & Peripherals – 10.3%

149,730	Apple, Inc., (2)	91,449,095

843,170	EMC Corporation, (2)	22,099,486
	Total Computers & Peripherals	113,548,581
	Construction & Engineering – 1.2%

273,140	Fluor Corporation	13,542,281
	Diversified Financial Services – 1.0%

84,320	Intercontinental Exchange, Inc., (2)	11,064,470
	Energy Equipment & Services – 2.4%

209,400	Cameron International Corp., (2)	10,526,538

356,700	FMC Technologies Inc., (2)	16,094,304
	Total Energy Equipment & Services	26,620,842
	Food & Staples Retailing – 2.7%

127,920	Costco Wholesale Corporation	12,303,346

381,300	CVS Caremark Corporation	17,253,825
	Total Food & Staples Retailing	29,557,171
	Health Care Equipment & Supplies – 3.6%

261,100	Covidien PLC	14,590,268

139,600	Edwards Lifesciences Corporation, (2)	14,127,520

22,765	Intuitive Surgical, Inc., (2)	10,961,348
	Total Health Care Equipment & Supplies	39,679,136
	Health Care Providers & Services – 4.0%

496,200	Express Scripts, Inc., (2)	28,749,828

296,330	UnitedHealth Group Incorporated	15,139,500
	Total Health Care Providers & Services	43,889,328

Nuveen Investments	15

Portfolio of Investments

Nuveen Winslow Large-Cap Growth Fund (continued)

July 31, 2012

Shares	Description (1)	Value

	Health Care Technology – 1.0%

151,910	Cerner Corporation, (2)	$11,229,187
	Hotels, Restaurants & Leisure – 3.4%

302,650	Las Vegas Sands	11,022,513

335,780	Starbucks Corporation	15,204,118

168,650	YUM! Brands, Inc.	10,935,266
	Total Hotels, Restaurants & Leisure	37,161,897
	Industrial Conglomerates – 3.1%

654,460	Danaher Corporation	34,562,033
	Internet & Catalog Retail – 5.1%

97,700	Amazon.com, Inc., (2)	22,793,410

49,990	priceline.com Incorporated, (2)	33,080,383
	Total Internet & Catalog Retail	55,873,793
	Internet Software & Services – 7.8%

122,100	Baidu.com, Inc., Sponsored ADR, (2)	14,715,492

294,700	eBay Inc., (2)	13,055,210

159,000	Facebook, Inc., Class A, (2)	3,451,890

53,335	Google Inc., Class A, (2)	33,759,455

97,000	LinkedIn Corporation, Class A Shares, (2)	9,957,050

260,430	VeriSign, Inc., (2)	11,568,301
	Total Internet Software & Services	86,507,398
	IT Services – 8.5%

157,500	International Business Machines Corporation (IBM)	30,866,850

17,985	MasterCard, Inc.	7,851,711

164,200	Teradata Corporation, (2)	11,103,204

344,110	Visa Inc.	44,414,278
	Total IT Services	94,236,043
	Machinery – 2.3%

170,900	Caterpillar Inc.	14,391,489

211,750	Illinois Tool Works, Inc.	11,506,495
	Total Machinery	25,897,984
	Media – 0.9%

285,100	CBS Corporation, Class B	9,539,446
	Multiline Retail – 1.2%

251,200	Dollar General Corporation, (2)	12,813,712
	Oil, Gas & Consumable Fuels – 3.2%

265,000	Cabot Oil & Gas Corporation	11,180,350

136,500	Concho Resources Inc., (2)	11,636,625

197,800	Range Resources Corporation	12,382,280
	Total Oil, Gas & Consumable Fuels	35,199,255
	Personal Products – 0.7%

150,000	Estee Lauder Companies Inc., Class A	7,857,000
	Pharmaceuticals – 1.6%

56,800	Perrigo Company	6,476,336

134,320	Shire plc, ADR	11,575,698
	Total Pharmaceuticals	18,052,034

16	Nuveen Investments

Shares	Description (1)			Value

	Real Estate Investment Trust – 1.6%

247,760	American Tower REIT Inc.			$17,915,526
	Road & Rail – 4.0%

359,700	Union Pacific Corporation			44,102,817
	Semiconductors & Equipment – 1.0%

310,320	Altera Corporation			11,000,844
	Software – 3.4%

204,480	Intuit, Inc.			11,863,930

203,000	Salesforce.com, Inc., (2)			25,245,080

3,600	Vmware, Inc., Class A, (2)			326,736
	Total Software			37,435,746
	Specialty Retail – 2.0%

102,950	O’Reilly Automotive Inc., (2)			8,826,933

61,200	Ross Stores, Inc.			4,066,128

108,100	Ulta Salon, Cosmetics & Fragrance, Inc.			9,175,528
	Total Specialty Retail			22,068,589
	Textiles, Apparel & Luxury Goods – 2.3%

160,400	Coach, Inc.			7,912,532

224,600	Michael Kors Holdings Limited, (2)			9,273,733

55,270	Ralph Lauren Corporation			7,977,671
	Total Textiles, Apparel & Luxury Goods			25,163,936
	Wireless Telecommunication Services – 1.1%

205,000	SBA Communications Corporation, (2)			12,107,299
	Total Common Stocks (cost $995,224,723)			1,081,620,993

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 3.6%

$39,992	Repurchase Agreement with State Street Bank, dated 7/31/12, repurchase price $39,992,088, collateralized by $40,630,000 U.S. Treasury Notes, 0.375%, due 4/15/15, valued at $40,795,161	0.010%	8/01/12	$39,992,077
	Total Short-Term Investments (cost $39,992,077)			39,992,077
	Total Investments (cost $1,035,216,800) – 101.5%			1,121,613,070
	Other Assets Less Liabilities – (1.5)%			(16,917,155)
	Net Assets – 100%			$1,104,695,915

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry subclassifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

ADR	American Depositary Receipt.

REIT	Real Estate Investment Trust.

See accompanying notes to financial statements.

Nuveen Investments	17

Statement of Assets and Liabilities

July 31, 2012

Assets
Investments, at value (cost $1,035,216,800)	$1,121,613,070
Receivables:
Dividends and interest	272,320
Investments sold	2,711,487
Shares sold	1,194,655
Other assets	5,262
Total assets	1,125,796,794
Liabilities
Payables:
Investments purchased	15,862,159
Shares redeemed	4,212,290
Accrued expenses:
Management fees	466,853
12b-1 distribution and service fees	3,341
Other	556,236
Total liabilities	21,100,879
Net assets	$1,104,695,915
Class A Shares
Net assets	$9,242,846
Shares outstanding	285,244
Net asset value per share	$32.40
Offering price per share (net asset value per share plus maximum sales charge of 5.75% of offering price)	$34.38
Class C Shares
Net assets	$1,046,469
Shares outstanding	33,091
Net asset value and offering price per share	$31.62
Class R3 Shares
Net assets	$946,640
Shares outstanding	29,451
Net asset value and offering price per share	$32.14
Class I Shares
Net assets	$1,093,459,960
Shares outstanding	33,478,818
Net asset value and offering price per share	$32.66
Net assets consist of:
Capital paid-in	$1,063,403,687
Undistributed (Over-distribution of) net investment income	(57,224)
Accumulated net realized gain (loss)	(45,046,818)
Net unrealized appreciation (depreciation)	86,396,270
Net assets	$1,104,695,915
Authorized shares	Unlimited
Par value per share	$0.01

See accompanying notes to financial statements.

18	Nuveen Investments

Statement of Operations

Year Ended July 31, 2012

Dividend and Interest Income	$5,318,097
Expenses
Management fees	4,689,267
12b-1 service fees – Class A	20,474
12b-1 distribution and service fees – Class C	3,973
12b-1 distribution and service fees – Class R3	886
Shareholders’ servicing agent fees and expenses	1,001,464
Custodian’s fees and expenses	100,709
Trustees’ fees and expenses	19,036
Professional fees	59,340
Shareholders’ reports – printing and mailing expenses	120,287
Federal and state registration fees	136,859
Other expenses	16,168
Total expenses before custodian fee credit and expense reimbursement	6,168,463
Custodian fee credit	(7)
Expense reimbursement	(793,135)
Net expenses	5,375,321
Net investment income (loss)	(57,224)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments and foreign currency	(42,767,511)
Change in net unrealized appreciation (depreciation) of investments and foreign currency	73,953,313
Net realized and unrealized gain (loss)	31,185,802
Net increase (decrease) in net assets from operations	$31,128,578

See accompanying notes to financial statements.

Nuveen Investments	19

Statement of Changes in Net Assets

	Year Ended 7/31/12	Year Ended 7/31/11
Operations
Net investment income (loss)	$(57,224)	$(65,897)
Net realized gain (loss) from investments and foreign currency	(42,767,511)	(1,527,571)
Change in net unrealized appreciation (depreciation) of investments and foreign currency	73,953,313	12,695,119
Net increase (decrease) in net assets from operations	31,128,578	11,101,651
Fund Share Transactions
Proceeds from sale of shares	1,003,209,230	151,361,279
Proceeds from subscriptions in-kind	—	5,366,545
Proceeds from shares issued to shareholders due to reinvestment of distributions	—	—
	1,003,209,230	156,727,824
Cost of shares redeemed	(107,209,786)	(19,498,510)
Net increase (decrease) in net assets from Fund share transactions	895,999,444	137,229,314
Net increase (decrease) in net assets	927,128,022	148,330,965
Net assets at the beginning of period	177,567,893	29,236,928
Net assets at the end of period	$1,104,695,915	$177,567,893
Undistributed (Over-distribution of) net investment income at the end of period	$(57,224)	$—

See accompanying notes to financial statements.

20	Nuveen Investments

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Nuveen Investments	21

Financial Highlights

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

Year Ended July 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Return of Capital	Total	Ending Net Asset Value
Class A (5/09)
2012	$32.26	$(.08)	$.22	$.14	$—	$—	$—	$—	$32.40
2011	25.14	(.12)	7.24	7.12	—	—	—	—	32.26
2010	22.76	(.09)	2.64	2.55	—	(.05)	(.12)	(.17)	25.14
2009(f)	20.00	(.01)	2.77	2.76	—	—	—	—	22.76
Class C (5/09)
2012	31.71	(.33)	.24	(.09)	—	—	—	—	31.62
2011	24.91	(.30)	7.10	6.80	—	—	—	—	31.71
2010	22.73	(.28)	2.63	2.35	—	(.05)	(.12)	(.17)	24.91
2009(f)	20.00	(.05)	2.78	2.73	—	—	—	—	22.73
Class R3 (5/09)
2012	32.07	(.20)	.27	.07	—	—	—	—	32.14
2011	25.06	(.15)	7.16	7.01	—	—	—	—	32.07
2010	22.75	(.15)	2.63	2.48	—	(.05)	(.12)	(.17)	25.06
2009(f)	20.00	(.02)	2.77	2.75	—	—	—	—	22.75
Class I (5/09)
2012	32.43	— **	.23	.23	—	—	—	—	32.66
2011	25.21	(.02)	7.24	7.22	—	—	—	—	32.43
2010	22.78	(.05)	2.65	2.60	—	(.05)	(.12)	(.17)	25.21
2009(f)	20.00	(.01)	2.79	2.78	—	—	—	—	22.78

22	Nuveen Investments

Ratios/Supplemental Data

		Ratios to Average Net Assets Before Reimbursement(d)			Ratios to Average Net Assets After Reimbursement(d)(e)
Total Return(c)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)	Expenses		Net Invest- ment Income (Loss)	Portfolio Turnover Rate

.43%	$9,243	1.16%		(.37)%	1.05%		(.26)%	57%
28.32	2,936	1.18		(.51)	1.05		(.37)	59
11.13	314	2.09		(1.42)	1.04		(.37)	92
13.85	285	4.07	*	(3.32)*	1.05	*	(.29 )*	8

(.28)	1,046	1.95		(1.20)	1.80		(1.05)	57
27.30	79	2.04		(1.33)	1.80		(1.09)	59
10.31	312	2.84		(2.17)	1.79		(1.12)	92
13.65	284	4.82	*	(4.07)*	1.80	*	(1.04)*	8

.22	947	1.50		(.84)	1.30		(.64)	57
27.97	56	1.55		(.80)	1.30		(.55)	59
10.87	313	2.34		(1.67)	1.29		(.62)	92
13.75	284	4.33	*	(3.57)*	1.30	*	(.54 )*	8

.71	1,093,460	.92		(.12)	.80		— ***	57
28.64	174,496	.99		(.26)	.80		(.07)	59
11.39	28,298	1.75		(1.15)	.79		(.19)	92
13.90	3,835	2.69	*	(2.13)*	.80	*	(.23 )*	8
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	After expense reimbursement from the Adviser, where applicable.
(f)	For the period May 15, 2009 (commencement of operations) through July 31,2009.
*	Annualized.
**	Rounds to less than $.01 per share.
***	Rounds to less than .01%.

See accompanying notes to financial statements.

Nuveen Investments	23

Notes to Financial Statements

1. General Information and Significant Accounting Policies

General Information

The Nuveen Investment Trust II (the “Trust”) is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Winslow Large-Cap Growth Fund, (“the Fund”), among others. The Trust was organized as a Massachusetts business trust in 1997.

The Fund’s investment objective is to provide long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of U.S. companies with market capitalizations in excess of $4 billion at the time of purchase. The Fund may invest up to 20% of its net assets in non-U.S. equity securities.

The Fund’s most recent prospectus provides further description of the Fund’s investment objective, principal investment strategies and principal risks.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Investment Valuation

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1 for fair value measurement purposes. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued, except as indicated below, at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Fund that trade in only limited volume in the United States are valued based on the last traded price, official closing price, or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the New York State Exchange. These securities may represent a transfer from a Level 1 to a Level 2 security.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Fund’s Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Fund’s Board of Trustees or its designee.

Refer to Footnote 2 — Fair Value Measurements for further details on the leveling of securities held by the Fund as of the end of the reporting period.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income is recorded on an accrual basis.

Income Taxes

The Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies (“RICs”). Therefore, no federal income tax provision is required.

24	Nuveen Investments

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

Dividends from net investment income and net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Flexible Sales Charge Program

Class A Shares are generally sold with an up-front sales charge and incur a .25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within twelve months of purchase. Class C Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R3 Shares are sold without an up-front sales charge but incur a .25% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Foreign Currency Transactions

The Fund is authorized to engage in foreign currency exchange transactions, including foreign currency forwards, futures, options and swap contracts. To the extent that the Fund invests in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments, forward foreign currency exchange contracts, options purchased, options written, and swap contracts are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments are recognized as a component of “Change in unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with forward foreign currency exchange contracts, futures, options purchased, options written, swaps and swaptions written are recognized as a component of “Change in net unrealized appreciation (deprecation) of forward foreign currency exchange contracts, futures, options purchased, options written, swaps and swaptions written, respectively” on the Statement of Operations, when applicable.

Derivative Financial Instruments

The Fund is authorized to invest in certain derivative instruments, including futures, options, swap contracts, and other derivative instruments. Although the Fund is authorized to invest in such derivative instruments, and may do so in the future, it did not make any such investments during the fiscal year ended July 31, 2012.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Nuveen Investments	25

Notes to Financial Statements (continued)

Market and Counterparty Credit Risk

In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose the Fund to minimal counterparty credit risk as they are exchange traded and the exchange’s clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties Nuveen Fund Advisors, Inc. (“the Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”), believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Multiclass Operations and Allocations

Income and expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Realized and unrealized capital gains and losses of the Fund are prorated among the classes based on the relative net assets of each class.

Custodian Fee Credit

The Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on the Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which the Fund overdraws its account at the custodian bank.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of its duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

26	Nuveen Investments

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of the Fund’s fair value measurements as of the end of the reporting period:

	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$1,081,620,993	$—	$—	$1,081,620,993
Short-Term Investments:
Repurchase Agreements	—	39,992,077	—	39,992,077
Total	$1,081,620,993	$39,992,077	$—	$1,121,613,070
*	Refer to the Fund’s Portfolio of Investments for industry classifications.

The Nuveen funds’ Board of Directors/Trustees is responsible for the valuation process and has delegated the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board of Directors/Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the funds’ pricing policies, and reporting to the Board of Directors/Trustees. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors/Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board of Directors/Trustees.

3. Derivative Instruments and Hedging Activities

The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund’s investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. The Fund did not invest in derivative instruments during the fiscal year ended July 31, 2012.

Nuveen Investments	27

Notes to Financial Statements (continued)

4. Fund Shares

Transactions in Fund shares were as follows:

	Year Ended 7/31/12		Year Ended 7/31/11
	Shares	Amount	Shares	Amount
Shares sold:
Class A	258,585	$7,806,559	88,778	$2,810,889
Class C	33,676	1,100,530	—	—
Class R3	40,124	1,267,509	—	—
Class I	31,321,651	993,034,632	4,696,966	148,550,390
Class I – in-kind	—	—	166,301	5,366,545
Shares issued to shareholders due to reinvestment of distributions:
Class A	—	—	—	—
Class C	—	—	—	—
Class R3	—	—	—	—
Class I	—	—	—	—
	31,654,036	1,003,209,230	4,952,045	156,727,824
Shares redeemed:
Class A	(64,376)	(2,089,184)	(10,243)	(304,655)
Class C	(3,085)	(93,979)	(10,000)	(293,300)
Class R3	(12,430)	(401,615)	(10,743)	(312,299)
Class I	(3,223,524)	(104,625,008)	(604,937)	(18,588,256)
	(3,303,415)	(107,209,786)	(635,923)	(19,498,510)
Net increase (decrease)	28,350,621	$895,999,444	4,316,122	$137,229,314

5. Investment Transactions

Purchases and sales (excluding short-term investments) during the fiscal year ended July 31, 2012, aggregated $1,239,846,428 and $363,159,480, respectively.

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Fund.

At July 31, 2012, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

Cost of investments	$1,041,063,329
Gross unrealized:
Appreciation	$105,383,158
Depreciation	(24,833,417)
Net unrealized appreciation (depreciation) of investments	$80,549,741

Permanent differences, primarily due to federal taxes paid, resulted in reclassifications among the Fund’s components of net assets at July 31, 2012, the Fund’s tax year-end, as follows:

Capital paid-in	$(12,009)
Undistributed (Over-distribution of) net investment income	—
Accumulated net realized gain (loss)	12,009

The tax components of undistributed net ordinary income and net long-term capital gains at July 31, 2012, the Fund’s tax year end, were as follows:

Undistributed net ordinary income*	$332,522
Undistributed net long-term capital gains	—
*	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

28	Nuveen Investments

The tax character of distributions paid during the Fund’s tax years ended July 31, 2012 and July 31, 2011, was designated for purposes of the dividends paid deduction as follows:

2012
Distributions from net ordinary income*	$—
Distributions from net long-term capital gains	—
*	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

2011
Distributions from net ordinary income*	$—
Distributions from net long-term capital gains	—
*	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

At July 31, 2012, the Fund’s tax year end, the Fund had $1,168,945 of unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire on July 31, 2019.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of RICs. The changes are generally effective for taxable years beginning after the date of enactment. One of the more prominent changes addresses capital loss carryforwards. Under the Act, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

The Act also contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

Capital losses incurred that will be carried forward under the provisions of the Act are as follows:

Post-enactment losses:
Short-term	$3,404,382
Long-term	152,971

The Fund has elected to defer losses incurred from November 1, 2011 through July 31, 2012, the Fund’s tax year end, in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the following fiscal year. The Fund has elected to defer losses as follows:

Post-October capital losses	$34,473,990
Late-year ordinary losses	389,746

7. Management Fees and Other Transactions with Affiliates

The Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Fund-Level Fee Rate
For the first $125 million	.5500%
For the next $125 million	.5375
For the next $250 million	.5250
For the next $500 million	.5125
For the next $1 billion	.5000
For net assets over $2 billion	.4750

Nuveen Investments	29

Notes to Financial Statements (continued)

The annual complex-level fee, payable monthly, is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen Funds. Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of July 31, 2012, the complex-level fee rate for the Fund was .1709%.

The management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities. The Adviser is responsible for the Fund’s overall strategy and asset allocation decisions. The Adviser has entered into a sub-advisory agreement with Winslow Capital Management, LLC (“Winslow Capital”), an affiliate of Nuveen, under which Winslow Capital manages the investment portfolio of the Fund. Winslow Capital is compensated for its services to the Fund from the management fees paid to the Adviser.

The Adviser has agreed to waive fees and/or reimburse expenses through November 30, 2012, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities, and extraordinary expenses) do not exceed 0.80% (1.25% after November 30, 2012) of the average daily net assets of any class of Fund shares. The Adviser may voluntarily reimburse additional expenses from time to time. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

During the fiscal year ended July 31, 2012, Nuveen Securities, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions as financial intermediaries as follows:

Sales charges collected (Unaudited)	$4,779
Paid to financial intermediaries (Unaudited)	4,159

During the fiscal year ended July 31, 2012, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

Commission advances (Unaudited)	$3,964

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended July 31, 2012, the Distributor retained such 12b-1 fees as follows:

12b-1 fees retained (Unaudited)	$2,283

The remaining 12b-1 fees charged to the Fund were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

8. New Accounting Pronouncements

Financial Accounting Standards Board (“FASB”) Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities

In December 2011, the FASB issued Accounting Standards Update (“ASU”) No. 2011-11 (“ASU No. 2011-11”) to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting (“netting”) on the Statement of Assets and Liabilities. This information will enable users of the entity’s financial statements to evaluate the effect or potential effect of netting arrangements on the entity’s financial position. ASU No. 2011-11 is effective prospectively during interim or annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have to the financial statements amounts and footnote disclosures, if any.

30	Nuveen Investments

Trustees and Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at ten. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustees:
Robert P. Bremner 8/22/40 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Trustee	1996	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	219
Jack B. Evans 10/22/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; member of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College and the Iowa College Foundation; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	219
William C. Hunter 3/6/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	2004	Dean Emeritus (since June 30, 2012), formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director (since 2005), and President (since July 2012) Beta Gamma Sigma, Inc., The International Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at George Washington University.	219
David J. Kundert 10/28/42 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Director, Northwestern Mutual Wealth Management Company; retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Member, Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation.	219
William J. Schneider 9/24/44 333 W. Wacker Drive Chicago, IL 60606	Trustee	1996	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; member, University of Dayton Business School Advisory Council; member, Mid-America Health System Board; formerly, member and chair, Dayton Philharmonic Orchestra Association; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank.	219
Judith M. Stockdale 12/29/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	219
Carole E. Stone 6/28/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	219

Nuveen Investments	31

Trustees and Officers (Unaudited) (continued)

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee
Virginia L. Stringer 8/16/44 333 West Wacker Drive Chicago, IL 60606	Trustee	2011	Board Member, Mutual Fund Directors Forum; former governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc. a management consulting firm; former Member, Governing Board, Investment Company Institute’s Independent Directors Council; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	219
Terence J. Toth 9/29/59 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Director, Legal & General Investment Management America, Inc. (since 2008); Managing Partner, Promus Capital (since 2008); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Goodman Theatre Board (since 2004), Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008); Mather Foundation Board (since 2012) and a member of its investment committee; formerly, member: Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	219

Interested Trustee:
John P. Amboian (2) 6/14/61 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Chief Executive Officer and Chairman (since 2007) and Director (since 1999) of Nuveen Investments, Inc., formerly, President (1999-2007); Chief Executive Officer (since 2007) of Nuveen Investments Advisers Inc.; Director (since 1998) formerly, Chief Executive Officer (2007-2010) of Nuveen Fund Advisors, Inc.	219
Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
Gifford R. Zimmerman 9/9/56 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director, Associate General Counsel and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC. (since 2010); Chief Administrative Officer and Chief Compliance Officer (since 2006) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	219
Margo L. Cook 4/11/64 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors, Inc. (since 2011); Managing Director – Investment Services of Nuveen Commodities Asset Management, LLC (since August 2011) previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	219

32	Nuveen Investments

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Lorna C. Ferguson 10/24/45 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, Inc. and Nuveen Securities, LLC (since 2004).	219
Stephen D. Foy 5/31/54 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Senior Vice President (since 2010), formerly, Vice President (2005-2010) and Funds Controller of Nuveen Securities, LLC; Vice President of Nuveen Fund Advisors, Inc.; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Certified Public Accountant.	219
Scott S. Grace 8/20/70 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009	Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Securities, LLC; Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, Inc., Nuveen Investments Advisers, Inc., Nuveen Investments Holdings Inc. and (since 2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.	219
Walter M. Kelly 2/24/70 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) and Assistant Secretary (since 2003) of Nuveen Fund Advisors, Inc; Senior Vice President (since 2008) of Nuveen Investments Holdings, Inc; formerly, Senior Vice President (2008-2011) of Nuveen Securities, LLC.	219
Tina M. Lazar 8/27/61 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Fund Advisors, Inc.	219
Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Kevin J. McCarthy 3/26/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director and Assistant Secretary (since 2008), formerly, Vice President (2007-2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008), and Assistant Secretary, Nuveen Investment Holdings, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, and of Winslow Capital Management, LLC. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC; prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	219
Kathleen L. Prudhomme 3/30/53 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	219

Nuveen Investments	33

Trustees and Officers (Unaudited) (continued)

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Jeffery M. Wilson 3/13/56 333 West Wacker Drive Chicago, IL 60606	Vice President	2011	Senior Vice President of Nuveen Securities, LLC (since 2011); formerly, Senior Vice President of FAF Advisors, Inc. (2000-2010).	102

(1)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the trustee was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)	Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(3)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

34	Nuveen Investments

Annual Investment Management Agreement Approval Process

(Unaudited)

The Board of Trustees (the “Board,” and each Trustee, a “Board Member”) of the Fund, including the Board Members who are not parties to the Fund’s advisory or sub-advisory agreement or “interested persons” of any such parties (the “Independent Board Members”), is responsible for approving the advisory agreement (the “Investment Management Agreement”) between the Fund and Nuveen Fund Advisors, Inc. (the “Advisor”) and the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Advisor and Winslow Capital Management, LLC (the “Sub-Advisor”) (the Investment Management Agreement and the Sub-Advisory Agreement are referred to collectively as the “Advisory Agreements”) and their periodic continuation. Pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”), the Board is required to consider the continuation of the Advisory Agreements on an annual basis. Accordingly, at an in-person meeting held on May 21-23, 2012 (the “May Meeting”), the Board, including a majority of the Independent Board Members, considered and approved the continuation of the Advisory Agreements for the Fund for an additional one-year period.

In preparation for its considerations at the May Meeting, the Board requested and received extensive materials prepared in connection with the review of the Advisory Agreements. The materials provided a broad range of information regarding the Fund, the Advisor and the Sub-Advisor (the Advisor and the Sub-Advisor are collectively, the “Fund Advisers” and each, a “Fund Adviser”). As described in more detail below, the information provided included, among other things, a review of Fund performance, including Fund investment performance assessments against peer groups and appropriate benchmarks, a comparison of Fund fees and expenses relative to peers, a description and assessment of shareholder service levels for the Fund, a summary of the performance of certain service providers, a review of product initiatives and shareholder communications and an analysis of the Advisor’s profitability with comparisons to comparable peers in the managed fund business. As part of its annual review, the Board also held a separate meeting on April 18-19, 2012, to review the Fund’s investment performance and consider an analysis provided by the Advisor of the Sub-Advisor which generally evaluated the Sub-Advisor’s investment team, investment mandate, organizational structure and history, investment philosophy and process, performance of the Fund, and significant changes to the foregoing. As a result of its review of the materials and discussions, the Board presented the Advisor with questions and the Advisor responded.

The materials and information prepared in connection with the annual review of the Advisory Agreements supplement the information and analysis provided to the Board during the year. In this regard, throughout the year, the Board, acting directly or through its committees, regularly reviews the performance and various services provided by the Advisor and the Sub-Advisor. The Board meets at least quarterly as well as at other times as the need arises. At its quarterly meetings, the Board reviews reports by the Advisor which include, among other things, Fund performance, a review of the investment teams and reports on compliance, regulatory matters and risk management. The Board also meets with key investment personnel managing the Fund’s portfolio during the year. In October 2011, the Board also created two new standing committees (the Open-end Fund Committee and the Closed-end Fund Committee) to assist the full Board in monitoring and gaining a deeper insight into the distinctive issues and business practices of open-end and closed-end funds.

In addition, the Board continues its program of seeking to have the Board Members or a subset thereof visit each sub-advisor to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel. Further, an ad hoc committee of the Board visited the then-current transfer agents of the Nuveen funds in 2011 and the audit committee of the Board visited the various pricing agents for the Nuveen funds in January 2012.

The Board considers factors and information that are relevant to its annual consideration of the renewal of the Advisory Agreements at the meetings held throughout the year. Accordingly, the Board considers the information provided and knowledge gained at these meetings when performing its annual review of the Advisory Agreements. The Independent Board Members are assisted throughout the process by independent legal counsel who provided materials describing applicable law and the duties of directors or trustees in reviewing advisory contracts and met with the Independent Board Members in executive sessions without management present. In addition, it is important to recognize that the management arrangements for the Nuveen funds are the result of many years of review and discussion between the Independent Board Members and fund management and that the Board Members’ conclusions may be based, in part, on their consideration of fee arrangements and other factors developed in previous years.

The Board considered all factors it believed relevant with respect to the Fund, including among other factors: (a) the nature, extent and quality of the services provided by the Fund Advisers, (b) the investment performance of the Fund and Fund Advisers, (c) the advisory fees and costs of the services to be provided to the Fund and the profitability of the Fund Advisers, (d) the extent of any economies of scale, (e) any benefits derived by the Fund Advisers from the relationship with the Fund and (f) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Fund’s Advisory Agreements. The Independent Board Members did not identify any single factor as all important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services

In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of the Fund Adviser’s services, including advisory services and the resulting Fund performance and administrative services. The Independent Board Members further considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Fund, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness

Nuveen Investments	35

Annual Investment Management Agreement Approval Process

(Unaudited) (continued)

to questions and concerns raised by them. The Independent Board Members reviewed materials outlining, among other things, the Fund Adviser’s organization and business; the types of services that the Fund Adviser or its affiliates provide to the Fund; the performance record of the Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line.

In considering advisory services, the Board recognized that the Advisor provides various oversight, administrative, compliance and other services for the Fund and the Sub-Advisor generally provides the portfolio investment management services to the Fund. In reviewing the portfolio management services provided to the Fund, the Board reviewed the materials provided by the Nuveen Investment Services Oversight Team analyzing, among other things, the Sub-Advisor’s investment team and changes thereto, organization and history, assets under management, Fund objectives and mandate, the investment team’s philosophy and strategies in managing the Fund, developments affecting the Sub-Advisor or Fund and Fund performance. The Independent Board Members also reviewed portfolio manager compensation arrangements to evaluate each Fund Adviser’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an inappropriate incentive to take undue risks. In addition, the Board considered the Advisor’s execution of its oversight responsibilities over the Sub-Advisor. Given the importance of compliance, the Independent Board Members also considered Nuveen’s compliance program, including the report of the chief compliance officer regarding the Fund’s compliance policies and procedures; the resources dedicated to compliance; and the record of compliance with the policies and procedures.

In addition to advisory services, the Board considered the quality and extent of administrative and other non-investment advisory services the Advisor and its affiliates provide to the Fund, including product management, investment services (such as oversight of investment policies and procedures, risk management, and pricing), fund administration, oversight of service providers, shareholder services and communications, administration of Board relations, regulatory and portfolio compliance and legal support. The Board further recognized Nuveen’s additional investments in personnel, including in compliance and risk management. In reviewing the services provided, the Board also reviewed materials describing various notable initiatives and projects the Advisor performed in connection with the open-end fund product line. These initiatives included efforts to eliminate product overlap through mergers or liquidations; commencement of various new funds; elimination of insurance mandates for various funds; updates in investment policies or guidelines for several funds; and reductions in management fees and expense caps for certain funds.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the Fund under each Advisory Agreement were satisfactory.

B. The Investment Performance of the Fund and Fund Advisers

The Board, including the Independent Board Members, reviewed and considered the performance history of the Fund over various time periods. The Board reviewed, among other things, the Fund’s historic investment performance as well as information comparing the Fund’s performance information with that of other funds (the “Performance Peer Group”) based on data compiled by Nuveen that was provided by an independent provider of mutual fund data and with recognized and/or customized benchmarks (i.e., benchmarks derived from multiple recognized benchmarks).

The Board reviewed reports, including a comprehensive analysis of the Fund’s performance and the applicable investment team. In this regard, the Board reviewed the Fund’s total return information compared to the returns of its Performance Peer Group and recognized and/or customized benchmarks for the quarter and one-year periods ending December 31, 2011, as well as performance information reflecting the first quarter of 2012.

In reviewing performance comparison information, the Independent Board Members recognized that the usefulness of the comparisons of the performance of certain funds with the performance of their respective Performance Peer Group may be limited because the Performance Peer Group may not adequately represent the objectives and strategies of the applicable funds or may be limited in size or number. The Independent Board Members also noted that the investment experience of a particular shareholder in the Nuveen funds will vary depending on when such shareholder invests in the applicable fund, the class held (if multiple classes are offered in a fund) and the performance of the fund (or respective class) during that shareholder’s investment period. In addition, although the performance below reflects the performance results for the time periods ending as of the most recent calendar year end (unless otherwise indicated), the Board also recognized that selecting a different ending time period may derive different results. Furthermore, while the Board is cognizant of the relevant performance of a fund’s peer set and/or benchmark(s), the Board evaluated fund performance in light of the respective fund’s investment objectives, investment parameters and guidelines and recognized that the objectives, investment parameters and guidelines of peers and/or benchmarks may differ to some extent, thereby resulting in differences in performance results. Nevertheless, with respect to any Nuveen funds that the Board considers to have underperformed their peers and/or benchmarks from time to time, the Board monitors such funds closely and considers any steps necessary or appropriate to address such issues.

In reviewing the performance information, the Independent Board Members noted that the Fund was relatively new with a shorter performance history available, thereby limiting the ability to make a meaningful assessment of performance. Notwithstanding the foregoing, the Independent Board Members determined that the Fund’s investment performance had been satisfactory.

36	Nuveen Investments

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and expenses of the Fund reviewing, among other things, the Fund’s gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the fee and expenses of a comparable universe of funds provided by an independent fund data provider (the “Peer Universe”) and to a more focused subset of funds in the Peer Universe (the “Peer Group”) and any expense limitations.

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe and Peer Group. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as: the limited size and particular composition of the Peer Universe or Peer Group (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement or fee waivers; and the timing of information used may impact the comparative data, thereby limiting somewhat the ability to make a meaningful comparison with peers.

In reviewing the fee schedule for the Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. In reviewing fees and expenses, the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were approximately 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. In reviewing the reports, the Board noted that the overwhelming majority of the Nuveen funds were at, close to or below their Peer Group or Peer Universe (if no separate Peer Group) average based on the net total expense ratio. The Independent Board Members noted that the Fund had net management fees and a net expense ratio (including fee waivers and expense reimbursements, if any) below its peer averages.
Based on their review of the fee and expense information provided, the Independent Board Members determined that the Fund’s management fees were reasonable in light of the nature, extent and quality of services provided to it.

2. Comparisons with the Fees of Other Clients

The Independent Board Members further reviewed information regarding the nature of services and range of fees offered by the Advisor to other clients, including separately managed accounts (both retail and institutional accounts), collective trusts, foreign investment funds offered by Nuveen and funds that are not offered by Nuveen but are sub-advised by one of Nuveen’s investment management teams. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Fund and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Fund. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Fund (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the various products, particularly the extensive services provided to the Fund, the Independent Board Members believe such facts justify the different levels of fees.

In considering the fees of the Sub-Advisor, the Independent Board Members also considered the pricing schedule or fees that the Sub-Advisor charges for similar investment management services for other Nuveen funds (if any), funds of other sponsors (if any), and other clients (such as retail and/or institutional managed accounts), as applicable.

3. Profitability of Fund Advisers

In conjunction with its review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two calendar years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2011. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they have an Independent Board Member serve as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with comparable assets under management (based on asset size and asset composition).

In reviewing profitability, the Independent Board Members recognized the Advisor’s continued investment in its business to enhance its services, including capital improvements to investment technology, updated compliance systems, and additional personnel in compliance, risk management, and product development as well as its ability to allocate resources to various areas of the Advisor as the need arises. In addition, in evaluating profitability, the Independent Board Members also recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers

Nuveen Investments	37

Annual Investment Management Agreement Approval Process

(Unaudited) (continued)

generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen’s investment in its fund business. Based on their review, the Independent Board Members concluded that the Advisor’s level of profitability for its advisory activities was reasonable in light of the services provided.

With respect to sub-advisers affiliated with Nuveen, including the Sub-Advisor, the Independent Board Members reviewed the sub-adviser’s revenues, expenses and profitability margins (pre- and post-tax) for its advisory activities and the methodology used for allocating expenses among the internal sub-advisers. Based on their review, the Independent Board Members were satisfied that the Sub-Advisor’s level of profitability was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Fund as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Fund, if any. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Fund. Based on their review of the overall fee arrangements of the Fund, the Independent Board Members determined that the advisory fees and expenses of the Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase.

In addition to fund-level advisory fee breakpoints, the Board also considered the Fund’s complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are generally reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. In addition, with the acquisition of the funds previously advised by FAF Advisors, Inc., the Board noted that a portion of such funds’ assets at the time of acquisition were deemed eligible to be included in the complex-wide fee calculation in order to deliver fee savings to shareholders in the combined complex and such funds were subject to differing complex-level fee rates.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits

In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with the Fund. In this regard, the Independent Board Members considered, among other things, any sales charges, distribution fees and shareholder services fees received and retained by the Fund’s principal underwriter, an affiliate of the Advisor, which includes fees received pursuant to any 12b-1 plan. The Independent Board Members, therefore, considered the 12b-1 fees retained by Nuveen during the last calendar year.

In addition to the above, the Independent Board Members considered whether the Fund Advisers received any benefits from soft dollar arrangements whereby a portion of the commissions paid by the Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Fund and other clients. The Independent Board Members recognized that the Advisor has the authority to pay a higher commission in return for brokerage and research services if it determines in good faith that the commission paid is reasonable in relation to the value of the brokerage and research services provided and may benefit from such soft dollar arrangements. In addition, the Independent Board Members considered that the Sub-Advisor may benefit from its soft dollar arrangements pursuant to which it receives research from brokers that execute the Fund’s portfolio transactions. Similarly, the Board recognized that the research received pursuant to soft dollar arrangements by a Fund Adviser may also benefit the Fund and shareholders to the extent the research enhances the ability of the Fund Adviser to manage the Fund. The Independent Board Members noted that the Fund Advisers’ profitability may be somewhat lower if they did not receive the research services pursuant to the soft dollar arrangements and had to acquire such services directly.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Fund were reasonable and within acceptable parameters.

38	Nuveen Investments

F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of each Advisory Agreement are fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services provided to the Fund and that the Advisory Agreements be renewed.

Nuveen Investments	39

Notes

40	Nuveen Investments

Notes

Nuveen Investments	41

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

Lipper Large-Cap Growth Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Large-Cap Growth Fund Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Net Asset Value (NAV): The net market value of all securities held in a portfolio.

Net Asset Value (NAV) Per Share: The market value of one share of a mutual fund or closed-end fund. For a Fund, the NAV is calculated daily by taking the Fund’s total assets (securities, cash, and accrued earnings), subtracting the Fund’s liabilities, and dividing by the number of shares outstanding.

Russell 1000® Growth Index: An index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

42	Nuveen Investments

Additional Fund Information

Fund Manager

Nuveen Fund Advisors, Inc.

333 West Wacker Drive

Chicago, IL 60606

Sub-Adviser

Winslow Capital Management, LLC.

4720 IDS Tower

80 South Eighth Street

Minneapolis, MN 55402

Legal Counsel

Chapman and Cutler LLP

Chicago, IL

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Chicago, IL

Custodian

State Street Bank & Trust Company

Boston, MA

Transfer Agent and Shareholder Services

Boston Financial

Data Services, Inc.

Nuveen Investor Services

P.O. Box 8530

Boston, MA 02266-8530

(800) 257-8787

Quarterly Portfolio of Investments and Proxy Voting Information: You may obtain (i) the Fund’s quarterly portfolio of investments, (ii) information regarding how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that the Fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. FINRA also provides an investor brochure that includes information describing the Public Disclosure Program.

Nuveen Investments	43

Nuveen Investments:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the long-term goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates-Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management, and Gresham Investment Management. In total, Nuveen Investments managed $212 billion as of June 30, 2012.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com

MAN-WINSL-0712P

Mutual Funds

Nuveen Equity Funds

For investors seeking the potential for long-term capital appreciation.

Annual Report

July 31, 2012

Fund Name
Nuveen Santa Barbara International Dividend Growth Fund

LIFE IS COMPLEX.

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It only takes a minute to sign up for e-Reports. Once enrolled, you’ll receive an e-mail as soon as your Nuveen Fund information is ready. No more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report and save it on your computer if you wish.

Free e-Reports right to your e-mail!

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If you receive your Nuveen Fund distributions and statements from your financial advisor or brokerage account.

OR

www.nuveen.com/accountaccess

If you receive your Nuveen Fund distributions and statements directly from Nuveen.

Must be preceded by or accompanied by a prospectus.	NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Chairman’s

Letter to Shareholders

Dear Shareholders,

Investors have many reasons to remain cautious. The challenges in the Euro area are casting a shadow over global economies and financial markets. The political support for addressing fiscal issues is eroding as the economic and social impacts become more visible. At the same time, member nations appear unwilling to provide adequate financial support or to surrender sufficient sovereignty to strengthen the banks or unify the Euro area financial system. The gains made in reducing deficits, and the hard-won progress on winning popular acceptance of the need for economic austerity, are at risk. To their credit, European political leaders press on to find compromise solutions, but there is increasing concern that time will begin to run out.

In the U.S., strong corporate earnings have enabled the equity markets to withstand much of the downward pressures coming from weakening job creation, slower economic growth and political uncertainty. The Fed remains committed to low interest rates and announced on September 13, 2012 (after the close of this reporting period) another program of quantitative easing (QE3) to continue until mid-2015. Pre-election maneuvering has added to the already highly partisan atmosphere in Congress. The end of the Bush-era tax cuts and implementation of the spending restrictions of the Budget Control Act of 2011, both scheduled to take place at year-end, loom closer.

During the last year, U.S. based investors have experienced a sharp decline and a strong recovery in the equity markets. The experienced investment teams at Nuveen keep their eye on a longer time horizon and use their practiced investment disciplines to negotiate through market peaks and valleys to achieve long-term goals for investors. Experienced professionals pursue investments that will weather short-term volatility and at the same time, seek opportunities that are created by markets that overreact to negative developments. Monitoring this process is an important consideration for the Fund Board as it oversees your Nuveen Fund on your behalf.

As always, I encourage you to contact your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner

Chairman of the Board

September 21, 2012

4	Nuveen Investments

Portfolio Manager’s Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

The Nuveen Santa Barbara International Dividend Growth Fund features management by Santa Barbara Asset Management, LLC, an affiliate of Nuveen Investments. James Boothe, CFA is the portfolio manager for Fund. Here James reviews economic and market conditions, the Fund’s management strategy and performance from its inception on June 11, 2012 through the period ended July 31, 2012.

What factors affected the U.S. economic and equity market environments during the period ended July 31, 2012?

During this abbreviated reporting period, the U.S. economy’s progress toward recovery from recession remained sluggish. The Federal Reserve (Fed) maintained its efforts to improve the overall economic environment by continuing to hold the benchmark Fed Funds rate at the record low level of zero to 0.25% that it had established in December 2008. At its September 2012 meeting, the central bank affirmed its opinion that economic conditions would likely warrant keeping the rate at “exceptionally low levels” through mid-2015. The Fed also announced that it would extend its so-called Operation Twist program, whereby it is lengthening the average maturity of its holdings of U.S. Treasury securities, through the end of December 2012. The goals of this program are to lower longer-term interest rates, make broader financial conditions more accommodating, support a stronger economic recovery and help ensure that inflation remains at levels consistent with the Fed’s mandates of maximum employment and price stability.

In the second quarter 2012, the U.S. economy slowed to an annualized growth rate of 1.5%, according to initial estimates for U.S. gross domestic product (GDP). While this marked the twelfth consecutive quarter of positive growth, it was also a significant slowdown from the previous few quarters. The Consumer Price Index (CPI) rose 1.4% year-over-year as of July 2012, lower than the June figure of 1.7%, which was the lowest twelve-month rate of change since November 2010. Core CPI (which excludes food and energy) increased 2.1% during the period, remaining above the Fed’s unofficial objective of 2.0% or lower for this inflation measure. However, the number was slightly below the 2.2% figure reported in June. Labor market conditions continued to be slow to improve, with the national unemployment rate registering 8.3% in July 2012. While this figure was down from 9.1% one year ago, the rate was a slight uptick from June 2012. The housing market remained the major weak spot in the economy, beleaguered by a high level of distressed properties and difficult credit conditions. For the twelve months ended June 2012 (the most recent data available at the time this report was prepared), the average home price in the Standard & Poor’s (S&P)/Case-Shiller Index of 20 major metropolitan areas rose 0.5%, marking the second consecutive month prices rose. In addition, the

Nuveen Investments	5

U.S. economic picture continued to be clouded by concerns about the European debt crisis and global financial markets in general and efforts to reduce the U.S. federal deficit.

How did the Fund perform during period ended July 31, 2012?

The table in the Fund Performance and Expense Ratios section of this report provides Class A Share total returns for the Fund for the since inception period ended July 31, 2012. The Fund’s Class A Share total returns at net asset value (NAV) are compared with the performance of its corresponding market index and peer group averages.

What strategies were used to manage the Fund during the reporting period? How did these strategies influence performance?

The Nuveen Santa Barbara International Dividend Growth Fund’s Class A Shares at net asset value (NAV) outperformed the Lipper classification average, but underperformed the MSCI EAFE Index from its inception on June 11, 2012 through the reporting period ended July 31, 2012.

The Fund seeks capital appreciation by investing in companies with anticipated earnings growth. The strategy also has an income component and limits investments to companies that pay dividends and are committed to dividend growth. This two-part philosophy of earnings and dividend growth is based on the belief that even growth companies should return capital in the form of dividends. Dividends are a sign of capital discipline, financial well-being and business sustainability. It is our view that the income produced by dividends is necessary to a sound capital appreciation strategy as it can limit volatility and become a meaningful contributor to total return over time.

During the initial investment period, we continued to evaluate companies on the following merits: a sound business model, strong overall financial position, earnings growth, return on equity, quality of management, potential for dividend growth, market valuation and the commitment to return cash to shareholders. We limited volatility of investments by maintaining geographic diversity and broad representation across industry sectors.

Risk Considerations

Mutual fund investing involves risk; principal loss is possible. Dividend-paying stocks, such as those held by the Fund, are subject to market risk, concentration or sector risk, preferred security risk, and equity security risk. Small or mid-cap stocks are subject to greater volatility. Foreign investments involve additional risks including currency fluctuations, political and economic instability, and lack of liquidity. These risks are magnified in emerging markets.

6	Nuveen Investments

Fund Performance and Expense Ratios

The Fund Performance and Expense Ratios are shown on the following two pages.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect a contractual agreement between the Fund and the investment adviser to waive certain fees and expenses; see Notes to Financial Statements, Footnote 7 — Management Fees and Other Transactions with Affiliates for more information. In addition, returns may reflect a voluntary expense limitation by the Fund’s investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains.

Comparative index and Lipper classification return information is provided for the Fund’s Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect the Fund’s total operating expenses (before fee waivers or expense reimbursements, if any) as shown in the Fund’s most recent prospectus. The expense ratios include management fees and other fees and expenses.

Nuveen Investments	7

Fund Performance and Expense Ratios (continued)

Nuveen Santa Barbara International Dividend Growth Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of July 31, 2012

Cumulative
Since Inception*
Class A Shares at NAV	6.15%
Class A Shares at maximum Offering Price	0.05%
MSCI EAFE Index**	6.27%
Lipper International Multi-Cap Growth Funds Classification Average**	5.50%

Class C Shares	6.05%
Class R3 Shares	6.15%
Class I Shares	6.20%

Average Annual Total Returns as of June 30, 2012 (Most Recent Calendar Quarter)

Cumulative
Since Inception*
Class A Shares at NAV	4.00%
Class A Shares at maximum Offering Price	-1.98%
Class C Shares	3.95%
Class R3 Shares	3.95%
Class I Shares	4.00%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plan clients of financial intermediaries. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

Expense Ratios
Class A Shares	1.43%
Class C Shares	2.18%
Class R3 Shares	1.68%
Class I Shares	1.18%

*	Returns less than one-year are cumulative. Since inception returns are from 6/11/12.

**	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

8	Nuveen Investments

Growth of an Assumed $10,000 Investment as of July 31, 2012 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	9

Holding Summaries as of July 31, 2012

This data relates to the securities held in the Fund’s portfolio of investments. It should not be construed as a measure of performance for the Fund itself.

Nuveen Santa Barbara International Dividend Growth Fund

Portfolio Allocation[1]

Country Allocation[3]
United Kingdom	25.7%
Germany	14.5%
Netherlands	12.1%
France	10.9%
Japan	6.9%
Denmark	5.3%
Switzerland	4.6%
Australia	4.1%
Hong Kong	3.5%
Singapore	3.2%
Ireland	3.1%
Italy	3.1%
Canada	3.0%

Portfolio Composition[1]
Commercial Banks	13.0%
Pharmaceuticals	11.2%
Chemicals	7.7%
Media	5.9%
Oil, Gas & Consumable Fuels	5.7%
Personal Products	4.2%
Metals & Mining	4.1%
Health Care Providers & Services	3.8%
Beverages	3.4%
Software	3.3%
Semiconductors & Equipment	3.3%
Hotels, Restaurants & Leisure	3.2%
Industrial Conglomerates	3.2%
Electrical Equipment	3.1%
Energy Equipment & Services	3.1%
Professional Services	3.1%
Other[4]	18.7%

Top Five Common Stock Holdings[1]
Novo Nordisk A/S	5.2%
Syngenta AG, ADR	4.5%
BHP Billiton PLC, ADR	4.1%
Fresenius SE, ADR	3.8%
Westpac Banking Corporation	3.7%

1	As a percentage of total net assets as of July 31, 2012. Holdings are subject to change.

2	Other assets less liabilities.

3	As a percentage of total investments as of July 31, 2012. Holdings subject to change.

4	Includes other assets less liabilities and all industries less than 3.1% of total net assets.

10	Nuveen Investments

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Since the expense examples below for the Fund reflect only the first 51 days of the class’ operations may not provide a meaningful understanding of the class’s ongoing expenses.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (6/11/12)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (7/31/12)	$1,061.50	$1,060.50	$1,061.50	$1,062.00	$1,004.97	$1,003.93	$1,004.63	$1,005.32
Expenses Incurred During Period	$2.05	$3.13	$2.41	$1.70	$2.00	$3.04	$2.35	$1.65

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.43%, 2.18%, 1.68% and 1.18% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 51/366 (to reflect the 51 days in the period since the Fund’s commencement of operations).

Nuveen Investments	11

Report of

Independent Registered

Public Accounting Firm

To the Board of Trustees and Shareholders of

Nuveen Investment Trust II:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations, of changes in net assets, and the financial highlights present fairly, in all material respects, the financial position of Nuveen Santa Barbara International Dividend Growth Fund (a series of the Nuveen Investment Trust II, hereinafter referred to as the “Fund”) at July 31, 2012, the results of its operations, the change in its net assets and the financial highlights for the period June 11, 2012 (commencement of operations) through July 31, 2012, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at July 31, 2012 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Chicago, IL

September 27, 2012

12	Nuveen Investments

Portfolio of Investments

Nuveen Santa Barbara International Dividend Growth Fund

July 31, 2012

Shares	Description (1)	Value

	COMMON STOCKS – 98.9%

	Automobiles – 2.6%

550	DaimlerChysler AG	$27,549
	Beverages – 3.4%

675	Heineken NV	36,589
	Chemicals – 7.7%

225	Linde AG	33,511

140	Syngenta AG, ADR	47,852
	Total Chemicals	81,363
	Commercial Banks – 13.0%

12,000	BOC Hong Kong Holdings Limited	36,829

3,700	HSBC Holdings PLC	30,972

400	Toronto-Dominion Bank	31,478

1,600	Westpac Banking Corporation	39,009
	Total Commercial Banks	138,288
	Electric Utilities – 2.0%

550	Red Electrica Corporacion SA	21,807
	Electrical Equipment – 3.1%

1,900	ABB Limited	33,240
	Energy Equipment & Services – 3.1%

1,700	Tenaris SA	33,111
	Food Products – 2.9%

500	Danone	30,440
	Health Care Providers & Services – 3.8%

550	Fresenius SE, ADR	39,960
	Hotels, Restaurants & Leisure – 3.2%

3,200	Compass Group PLC	34,392
	Industrial Conglomerates – 3.2%

650	Jardine Matheson Holdings Limited	34,028
	Machinery – 2.7%

3,000	Kubota Corporation	28,685
	Media – 5.9%

1,600	Pearson PLC	30,002

2,600	WPP Group PLC	32,937
	Total Media	62,939
	Metals & Mining – 4.1%

1,300	BHP Billiton PLC, ADR	43,622
	Office Electronics – 1.9%

600	Canon Inc.	20,352
	Oil, Gas & Consumable Fuels – 5.7%

1,900	BG Group PLC	37,594

500	Total SA	23,135
	Total Oil, Gas & Consumable Fuels	60,729

Nuveen Investments	13

Portfolio of Investments

Nuveen Santa Barbara International Dividend Growth Fund (continued)

July 31, 2012

Shares	Description (1)	Value

	Personal Products – 4.2%

225	L’Oreal	$27,025

1,200	Shiseido Company, Limited	17,265
	Total Personal Products	44,290
	Pharmaceuticals – 11.2%

275	Merck KGaA	27,705

600	Novartis AG, Sponsored ADR	35,215

360	Novo Nordisk A/S	55,623
	Total Pharmaceuticals	118,543
	Professional Services – 3.1%

2,200	Experian PLC	32,734
	Semiconductors & Equipment – 3.3%

600	ASM Lithography Holding NV	34,860
	Software – 3.3%

550	SAP AG	35,095
	Trading Companies & Distributors – 2.5%

2,500	Itochu Corporation	26,144
	Wireless Telecommunication Services – 3.0%

11,000	Vodafone Group PLC	31,492
	Total Investments (cost $988,457) – 98.9%	1,050,252
	Other Assets Less Liabilities – 1.1%	11,721
	Net Assets – 100%	$1,061,973

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

ADR	American Depositary Receipt.

See accompanying notes to financial statements.

14	Nuveen Investments

Statement of Assets and Liabilities

July 31, 2012

Assets
Investments, at value (cost $988,457)	$1,050,252
Cash	23,977
Cash denominated in foreign currencies (cost $362)	361
Receivables:
Dividends	429
From Adviser	17,785
Reclaims	115
Total assets	1,092,919
Liabilities
Accrued expenses:
12b-1 distribution and service fees	77
Professional fees	11,528
Federal and state registration fees	7,787
Other	11,554
Total liabilities	30,946
Net assets	$1,061,973
Class A Shares
Net assets	$53,087
Shares outstanding	2,500
Net asset value per share	$21.23
Offering price per share (net asset value per share plus maximum sales charge of 5.75% of offering price)	$22.53
Class C Shares
Net assets	$53,032
Shares outstanding	2,500
Net asset value and offering price per share	$21.21
Class R3 Shares
Net assets	$53,068
Shares outstanding	2,500
Net asset value and offering price per share	$21.23
Class I Shares
Net assets	$902,786
Shares outstanding	42,500
Net asset value and offering price per share	$21.24
Net assets consist of:
Capital paid-in	$999,875
Undistributed (Over-distribution of) net investment income	235
Accumulated net realized gain (loss)	63
Net unrealized appreciation (depreciation)	61,800
Net assets	$1,061,973
Authorized shares	Unlimited
Par value per share	$0.01

See accompanying notes to financial statements.

Nuveen Investments	15

Statement of Operations

For the period June 11, 2012 (commencement of operations) through July 31, 2012

Investment Income (net of foreign tax withheld of $245)	$2,469
Expenses
Management fees	1,176
12b-1 service fees – Class A	18
12b-1 distribution and service fees – Class C	71
12b-1 distribution and service fees – Class R3	36
Shareholders’ servicing agent fees and expenses	5,260
Custodian’s fees and expenses	4,726
Trustees’ fees and expenses	5
Professional fees	11,528
Shareholders’ reports – printing and mailing expenses	1,249
Federal and state registration fees	7,787
Other expenses	327
Total expenses before custodian fee credit and expense reimbursement	32,183
Custodian fee credit	(11)
Expense reimbursement	(30,379)
Net expenses	1,793
Net investment income (loss)	676
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments and foreign currency	(503)
Change in net unrealized appreciation (depreciation) of investments and foreign currency	61,800
Net realized and unrealized gain (loss)	61,297
Net increase (decrease) in net assets from operations	$61,973

See accompanying notes to financial statements.

16	Nuveen Investments

Statement of Changes in Net Assets

For the Period 6/11/12 (commencement of operations) through 7/31/12
Operations
Net investment income (loss)	$676
Net realized gain (loss) from investments and foreign currency	(503)
Change in net unrealized appreciation (depreciation) of investments and foreign currency	61,800
Net increase (decrease) in net assets from operations	61,973
Fund Share Transactions
Proceeds from sale of shares	1,000,000
Net increase (decrease) in net assets from Fund share transactions	1,000,000
Net increase (decrease) in net assets	1,061,973
Net assets at the beginning of period	—
Net assets at the end of period	$1,061,973
Undistributed (Over-distribution of) net investment income at the end of period	$235

See accompanying notes to financial statements.

Nuveen Investments	17

Financial Highlights

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations				Less Distributions

Year Ended July 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)		Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value
Class A (6/11)
2012(f)	$20.00	$.01		$1.22	$1.23	$—	$—	$—	$21.23
Class C (6/11)
2012(f)	20.00	(.01)		1.22	1.21	—	—	—	21.21
Class R3 (6/11)
2012(f)	20.00	—	**	1.23	1.23	—	—	—	21.23
Class I (6/11)
2012(f)	20.00	.02		1.22	1.24	—	—	—	21.24

18	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Reimbursement(d)				Ratios to Average Net Assets After Reimbursement(d)(e)
Total Return(c)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

6.15%	$53	22.69	%*	(20.97	)%*	1.43	%*	.29	%*	2%

6.05	53	23.44	*	(21.70	)*	2.18	*	(.45	)*	2

6.15	53	22.94	*	(21.22	)*	1.68	*	.04	*	2

6.20	903	22.43	*	(20.70	)*	1.18	*	.55	*	2

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	After expense reimbursement from the Adviser, where applicable.
(f)	For the period June 11, 2012 (commencement of operations) through July 31, 2012.
*	Annualized.
**	Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	19

Notes to Financial Statements

1. General Information and Significant Accounting Policies

General Information

The Nuveen Investment Trust II (the “Trust”) is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Santa Barbara International Dividend Growth Fund (the “Fund”), among others. The Trust was organized as a Massachusetts business trust in 1997. The Fund commenced operations on June 11, 2012.

The Fund’s investment objective is to seek an attractive total return comprised of income from dividends and long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in dividend-paying equity securities, which include preferred securities. Under normal market conditions, the Fund invests at least 80% of its net assets in non-U.S. securities. Although the Fund will concentrate its investments in developed markets, it may invest up to 10% of its net assets in companies located in emerging market countries. The Fund may invest in small-, mid- and large-cap companies.

The Fund’s most recent prospectus provides further description of the Fund’s investment objective, principal investment strategies and principal risks.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Investment Valuation

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1 for fair value measurement purposes. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued, except as indicated below, at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Fund that trade in the United States are valued based on the last traded price, official closing price, or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the New York Stock Exchange (“NYSE”). These securities may represent a transfer from a Level 1 to a Level 2 security.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the net asset value (NAV) of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Fund’s NAV is determined, or if under the Fund’s procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Fund’s Board of Trustees. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Fund’s Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Fund’s Board of Trustees or its designee.

20	Nuveen Investments

Refer to Footnote 2 — Fair Value Measurements for further details on the leveling of securities held by the Fund as of the end of the reporting period.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income is recorded on an accrual basis.

Income Taxes

The Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies (“RICs”). Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

Dividends from net investment income and net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Flexible Sales Charge Program

Class A Shares are generally sold with an up-front sales charge and incur a .25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within twelve months of purchase. Class C Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R3 Shares are sold without an up-front sales charge but incur a .25% annual 12b-1 distribution and a .25% annual 12b-1 service fee. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Foreign Currency Transactions

The Fund is authorized to engage in foreign currency exchange transactions, including foreign currency exchange contracts, futures, options and swap contracts. To the extent that the Fund invests in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations.

Derivative Financial Instruments

The Fund is authorized to invest in certain derivative instruments, including foreign currency exchange contracts, futures, options and swap contracts. Although the Fund is authorized to invest in such derivative instruments, and may do so in the future, it did not make any such investments during the period June 11, 2012 (commencement of operations) through July 31, 2012.

Nuveen Investments	21

Notes to Financial Statements (continued)

Market and Counterparty Credit Risk

In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange’s clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties Nuveen Fund Advisors, Inc. (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”), believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Multiclass Operations and Allocations

Income and expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution fees and shareholder service fees, are recorded to the specific class.

Income, realized and unrealized capital gains and losses of the Fund are prorated among the classes based on the relative net assets of each class.

Custodian Fee Credit

The Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on the Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which the Fund overdraws its account at the custodian bank.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

22	Nuveen Investments

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of the Fund’s fair value measurements as of the end of the reporting period:

	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$1,050,252	$—	$—	$1,050,252
*	Refer to the Fund’s Portfolio of Investments for industry classifications.

The Nuveen funds’ Board of Directors/Trustees is responsible for the valuation process and has delegated the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board of Directors/Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the funds’ pricing policies, and reporting to the Board of Directors/Trustees. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors/Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board of Directors/Trustees.

3. Derivative Instruments and Hedging Activities

The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund’s investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. The Fund did not invest in derivative instruments during the period June 11, 2012 (commencement of operations) through July 31, 2012.

4. Fund Shares

Transactions in Fund shares were as follows:

	For the period 6/11/12 (commencement of operations) through 7/31/12
	Shares	Amount
Shares sold:
Class A	2,500	$50,000
Class C	2,500	50,000
Class R3	2,500	50,000
Class I	42,500	850,000
Net increase (decrease)	50,000	$1,000,000

5. Investment Transactions

Purchases and sales (excluding short-term investments) during the period June 11, 2012 (commencement of operations) through July 31, 2012, aggregated $1,011,963 and $23,567, respectively.

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that

Nuveen Investments	23

Notes to Financial Statements (continued)

differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Fund.

At July 31, 2012, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

Cost of investments	$988,457
Gross unrealized:
Appreciation	$69,979
Depreciation	(8,184)
Net unrealized appreciation (depreciation) of investments	$61,795

Permanent differences, primarily due to foreign currency reclassifications and nondeductible stock issuance costs, resulted in reclassifications among the Fund’s components of net assets at July 31, 2012, the Fund’s tax year end, as follows:

Capital paid-in	$(125)
Undistributed (Over-distribution of) net investment income	(441)
Accumulated net realized gain (loss)	566

The tax components of undistributed net ordinary income and net long-term capital gains at July 31, 2012, the Fund’s tax year end, were as follows:

Undistributed net ordinary income*	$298
Undistributed net long-term capital gains	—
*	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Fund’s tax year ended July 31, 2012, was designated for purposes of the dividends paid deduction as follows:

For the period June 11, 2012 (commencement of operations) through July 31, 2012
Distributions from net ordinary income*	$—
Distributions from net long-term capital gains	—
*	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of RICs. The changes are generally effective for taxable years beginning after the date of enactment. One of the more prominent changes addresses capital loss carryforwards. Under the Act, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

The Act also contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

During the Fund’s tax year ended July 31, 2012, there were no post-enactment capital losses generated.

7. Management Fees and Other Transactions with Affiliates

The Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Fund-Level Fee Rate
For the first $125 million	.6500%
For the next $125 million	.6375
For the next $250 million	.6250
For the next $500 million	.6125
For the next $1 billion	.6000
For net assets over $2 billion	.5750

24	Nuveen Investments

The annual complex-level fee, payable monthly, is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen Funds. Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of July 31, 2012, the complex-level fee rate for the Fund was .1709%.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser is responsible for the Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into a sub-advisory agreement with Santa Barbara Asset Management, LLC (“Santa Barbara”), an affiliate of Nuveen, under which Santa Barbara manages the investment portfolio of the Fund. Santa Barbara is compensated for its services to the Fund from the management fees paid to the Adviser.

The Adviser has agreed to waive fees and/or reimburse expenses through November 30, 2014, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.20% of the average daily net assets of any class of Fund shares. The Adviser may voluntarily reimburse additional expenses from time to time. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

During the period June 11, 2012 (commencement of operations) through July 31, 2012, Nuveen Securities, LLC, a wholly-owned subsidiary of Nuveen, retained all 12b-1 fees.

At July 31, 2012, Nuveen owned shares of the Fund as follows:

Class A Shares	2,500
Class C Shares	2,500
Class R3 Shares	2,500
Class I Shares	42,500

8. New Accounting Pronouncements

Financial Accounting Standards Board (“FASB”) Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities

In December 2011, the FASB issued Accounting Standards Update (“ASU”) No. 2011-11 (“ASU No. 2011-11”) to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting (“netting”) on the Statement of Assets and Liabilities. This information will enable users of the entity’s financial statements to evaluate the effect or potential effect of netting arrangements on the entity’s financial position. ASU No. 2011-11 is effective prospectively during interim or annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have to the financial statements amounts and footnote disclosures, if any.

Nuveen Investments	25

Trustees and Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at ten. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustees:
Robert P. Bremner 8/22/40 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Trustee	1996	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	219
Jack B. Evans 10/22/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; member of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College and the Iowa College Foundation; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	219
William C. Hunter 3/6/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	2004	Dean Emeritus (since June 30, 2012), formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director (since 2005), and President (since July 2012) Beta Gamma Sigma, Inc., The International Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at George Washington University.	219
David J. Kundert 10/28/42 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Director, Northwestern Mutual Wealth Management Company; retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Member, Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation.	219
William J. Schneider 9/24/44 333 W. Wacker Drive Chicago, IL 60606	Trustee	1996	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; member, University of Dayton Business School Advisory Council; member, Mid-America Health System Board; formerly, member and chair, Dayton Philharmonic Orchestra Association; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank.	219
Judith M. Stockdale 12/29/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	219
Carole E. Stone 6/28/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	219

26	Nuveen Investments

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee
Virginia L. Stringer 8/16/44 333 West Wacker Drive Chicago, IL 60606	Trustee	2011	Board Member, Mutual Fund Directors Forum; former governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc. a management consulting firm; former Member, Governing Board, Investment Company Institute’s Independent Directors Council; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	219
Terence J. Toth 9/29/59 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Director, Legal & General Investment Management America, Inc. (since 2008); Managing Partner, Promus Capital (since 2008); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Goodman Theatre Board (since 2004), Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008); Mather Foundation Board (since 2012) and a member of its investment committee; formerly, member: Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	219

Interested Trustee:
John P. Amboian (2) 6/14/61 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Chief Executive Officer and Chairman (since 2007) and Director (since 1999) of Nuveen Investments, Inc., formerly, President (1999-2007); Chief Executive Officer (since 2007) of Nuveen Investments Advisers Inc.; Director (since 1998) formerly, Chief Executive Officer (2007-2010) of Nuveen Fund Advisors, Inc.	219
Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
Gifford R. Zimmerman 9/9/56 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director, Associate General Counsel and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC. (since 2010); Chief Administrative Officer and Chief Compliance Officer (since 2006) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	219
Margo L. Cook 4/11/64 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors, Inc. (since 2011); Managing Director – Investment Services of Nuveen Commodities Asset Management, LLC (since August 2011) previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	219

Nuveen Investments	27

Trustees and Officers (Unaudited) (continued)

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Lorna C. Ferguson 10/24/45 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, Inc. and Nuveen Securities, LLC (since 2004).	219
Stephen D. Foy 5/31/54 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Senior Vice President (since 2010), formerly, Vice President (2005-2010) and Funds Controller of Nuveen Securities, LLC; Vice President of Nuveen Fund Advisors, Inc.; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Certified Public Accountant.	219
Scott S. Grace 8/20/70 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009	Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Securities, LLC; Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, Inc., Nuveen Investments Advisers, Inc., Nuveen Investments Holdings Inc. and (since 2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.	219
Walter M. Kelly 2/24/70 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) and Assistant Secretary (since 2003) of Nuveen Fund Advisors, Inc; Senior Vice President (since 2008) of Nuveen Investments Holdings, Inc; formerly, Senior Vice President (2008-2011) of Nuveen Securities, LLC.	219
Tina M. Lazar 8/27/61 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Fund Advisors, Inc.	219
Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Kevin J. McCarthy 3/26/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director and Assistant Secretary (since 2008), formerly, Vice President (2007-2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008), and Assistant Secretary, Nuveen Investment Holdings, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, and of Winslow Capital Management, LLC. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC; prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	219
Kathleen L. Prudhomme 3/30/53 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	219

28	Nuveen Investments

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Jeffery M. Wilson 3/13/56 333 West Wacker Drive Chicago, IL 60606	Vice President	2011	Senior Vice President of Nuveen Securities, LLC (since 2011); formerly, Senior Vice President of FAF Advisors, Inc. (2000-2010).	102

(1)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the trustee was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)	Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(3)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

Nuveen Investments	29

Annual Investment Management Agreement Approval Process

(Unaudited)

The Board of Trustees (the “Board,” and each Trustee, a “Board Member”) of the Fund, including the Board Members who are not parties to its advisory or sub-advisory agreement or “interested persons” of any such parties (the “Independent Board Members”), is responsible for approving advisory arrangements for the Fund. At a meeting held on May 21-23, 2012 (the “Meeting”), the Board Members, including the Independent Board Members, considered and approved the investment management agreement (the “Investment Management Agreement”) between the Fund and Nuveen Fund Advisors, Inc. (the “Advisor”), and the investment sub-advisory agreement (the “Sub-Advisory Agreement”) between the Advisor and Santa Barbara Asset Management, LLC (the “Sub-Advisor”), on behalf of the Fund. The Advisor and the Sub-Advisor are each hereafter a “Fund Adviser.” The Investment Management Agreement and the Sub-Advisory Agreement are each hereafter an “Advisory Agreement.”

To assist the Board in its evaluation of an Advisory Agreement with a Fund Adviser at the Meeting, the Independent Board Members had received, in adequate time in advance of the Meeting or at other meetings, materials which outlined, among other things:

•	the nature, extent and quality of services expected to be provided by the Fund Adviser;

•	the organization of the Fund Adviser, including the responsibilities of various departments and key personnel;

•	the expertise and background of the Fund Adviser with respect to the Fund’s investment strategy;

•	certain performance-related information (as described below);

•	the profitability of Nuveen Investments, Inc. (“Nuveen”);

•	the proposed management fees of the Fund Adviser, including comparisons of such fees with the management fees of comparable funds;

•	the expected expenses of the Fund, including comparisons of the Fund’s expected expense ratio with the expense ratios of comparable funds; and

•	the soft dollar practices of the Fund Adviser, if any.

At the Meeting, the Advisor made a presentation to and responded to questions from the Board. During the Meeting, the Independent Board Members also met privately with their legal counsel to review the Board’s duties under the Investment Company Act of 1940 (the “1940 Act”), the general principles of state law in reviewing and approving advisory contracts, the standards used by courts in determining whether investment company boards of directors have fulfilled their duties, factors to be considered in voting on advisory contracts and an adviser’s fiduciary duty with respect to advisory agreements and compensation. It is with this background that the Independent Board Members considered the Advisory Agreements. As outlined in more detail below, the Independent Board Members considered all factors they believed relevant with respect to the Fund, including the following: (a) the nature, extent and quality of the services to be provided by the Fund Advisers; (b) investment performance, as described below; (c) the advisory fees and costs of the services to be provided to the Fund and the profitability of the Fund Advisers; (d) the extent of any anticipated economies of scale; (e) any benefits expected to be derived by the Fund Advisers from their relationships with the Fund; and (f) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Fund’s Advisory Agreements.

A. Nature, Extent and Quality of Services

The Independent Board Members considered the nature, extent and quality of the respective Fund Adviser’s services, including advisory services and administrative services. As the Advisor and the Sub-Advisor already serve as adviser and sub-adviser, respectively, to other Nuveen funds overseen by the Board Members, the Board has a good understanding of each such Fund Adviser’s organization, operations and personnel. As the Independent Board Members meet regularly throughout the year to oversee the Nuveen funds, including funds currently advised by the Fund Advisers, the Independent Board Members have relied upon their knowledge from their meetings and any other interactions throughout the year of the respective Fund Adviser and its services in evaluating the Advisory Agreements.

At the Meeting and at other meetings, the Independent Board Members reviewed materials outlining, among other things, the respective Fund Adviser’s organization and business; the types of services that such Fund Adviser or its affiliates provide to the Nuveen funds and are expected to provide to the Fund; and the experience of the respective Fund Adviser with applicable investment strategies. Further, the Independent Board Members have evaluated the background and experience of the Fund Adviser’s investment personnel.

In addition to advisory services, the Independent Board Members have considered the quality and extent of administrative and other non-investment advisory services to be provided. In this regard, the Advisor is expected to provide the Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by others for the Fund) and officers and other personnel as are necessary for the operations of the Fund. In addition to investment management services, the Advisor and its affiliates will provide the Fund with a wide range of services, including, among other things, product management, investment services (such as oversight of investment policies and procedures, risk management, and pricing), fund administration, oversight of service providers, shareholder services and communications, administration of Board relations, regulatory and portfolio compliance and legal support. The Independent Board Members also recognized that the Advisor would oversee the Sub-Advisor.

30	Nuveen Investments

In evaluating the services of the Sub-Advisor, the Independent Board Members noted that the Sub-Advisor was generally expected to supply portfolio investment management services to the Fund. In addition, the Board Members recognized the Sub-Advisor’s experience, philosophy, and investment process.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services expected to be provided to the Fund under each Advisory Agreement were satisfactory.

B. Investment Performance

The Fund was new and therefore did not have its own performance history. However, the Independent Board Members are familiar with the performance records of other Nuveen funds advised by the Advisor and sub-advised by the Sub-Advisor.

The Independent Board Members recognized that the portfolio manager who was expected to manage the Fund had managed the Sub-Advisor’s dividend growth strategy since its inception in 2004 and also served as a portfolio manager to other funds in the Nuveen fund family, including the Nuveen Santa Barbara Dividend Growth Fund since its inception in 2006. In that regard, the Independent Board Members reviewed certain performance information relating to the Santa Barbara Dividend Growth Fund, including trailing performance for the year-to-date, one-year, three-year, five-year and since inception periods ending March 31, 2012 and calendar year performance for 2007 through 2011.

C. Fees, Expenses and Profitability

1. Fees and Expenses

In evaluating the management fees and expenses that the Fund was expected to bear, the Independent Board Members considered, among other things, the Fund’s proposed management fee structure, the rationale for its proposed fee levels, and its expected expense ratio in absolute terms as well as compared with the fees and expense ratios of comparable funds. In this regard, the Independent Board Members reviewed, among other things, comparative data pertaining to the management fees of the funds comprising the Lipper international large-cap growth category. In addition, the Independent Board Members noted that the proposed management fees were consistent with those of other existing comparable funds managed by the Sub-Advisor.

In addition, the Independent Board Members considered the fund-level breakpoint schedule and the complex-wide breakpoint schedule (described in further detail below) and any applicable fee waivers and expense reimbursements expected to be provided. Based on their review of the fee and expense information provided, the Independent Board Members determined that the Fund’s management fees were reasonable in light of the nature, extent and quality of services to be provided to it.

2. Comparisons with the Fees of Other Clients

Due to their experience with other Nuveen funds, the Board Members were familiar with the nature of services and range of fees offered by the Advisor to other clients. Such other clients include separately managed accounts (both retail and institutional accounts), collective trusts, foreign investment funds offered by Nuveen and funds that are not offered by Nuveen but are sub-advised by one of Nuveen’s investment management teams. In evaluating the comparisons of fees, the Independent Board Members have noted, at the Meeting or at other meetings, that the fee rates charged to a fund (such as the Fund) and charged to other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Fund. Accordingly, the Independent Board Members have considered the differences in the product types, including, but not limited to, the services to be provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members have noted, in particular, that the range of services as described above to be provided to a fund (such as the Fund) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the various products, particularly the extensive services to be provided to the Fund, the Independent Board Members believe such facts justify the different levels of fees.

In considering the fees of the Sub-Advisor, the Independent Board Members are familiar with the pricing schedule or fees that the Sub-Advisor charges for similar investment management services for other Nuveen funds, funds of other sponsors (if any), and other clients (such as retail and/or institutional managed accounts).

3. Profitability of Fund Advisers

In conjunction with its review of fees, the Independent Board Members have considered the profitability of Nuveen for its advisory activities and its financial condition. At the Meeting or other meetings, the Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability. They also reviewed certain publicly available financial information included in a report dated March 21, 2012, certain Nuveen business and financial information dated February 15, 2012, and Nuveen’s 2011 consolidated financial statements. The Independent Board Members have also considered, at the Meeting or at other meetings, Nuveen’s revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with comparable assets under management (based on asset size and asset composition).

In reviewing profitability, the Independent Board Members have recognized the Advisor’s continued investment in its business to enhance its services, including capital improvements to investment technology, updated compliance systems, and additional

Nuveen Investments	31

Annual Investment Management Agreement Approval Process

(Unaudited) (continued)

personnel in compliance, risk management, and product development as well as its ability to allocate resources to various areas of the Advisor as the need arises. In addition, in evaluating profitability, the Independent Board Members have also recognized the subjective nature of determining profitability which may be affected by numerous factors, including the allocation of expenses. Further, the Independent Board Members have recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members have reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members have recognized Nuveen’s investment in its fund business. Based on their review, the Independent Board Members concluded that the Advisor’s level of profitability for its advisory activities was reasonable in light of the services to be provided.

With respect to sub-advisers affiliated with Nuveen, including the Sub-Advisor, the Independent Board Members have reviewed the sub-adviser’s revenues, expenses and profitability margins (pre- and post-tax) for its advisory activities and the methodology used for allocating expenses among the internal sub-advisers. Based on their review, the Independent Board Members were satisfied that the Sub-Advisor’s level of profitability was reasonable in light of the services to be provided to the Fund.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other amounts expected to be paid to a Fund Adviser by the Fund as well as any indirect benefits (such as soft dollar arrangements, if any) the respective Fund Adviser and its affiliates are expected to receive that are directly attributable to the management of the Fund, if any. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Fund. Based on their review of the overall fee arrangements of the Fund, the Independent Board Members determined that the advisory fees and expected expenses of the Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. The Independent Board Members therefore considered whether the Fund could be expected to benefit from any economies of scale. One method to help ensure that the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component. Accordingly, the Independent Board Members received and reviewed the schedule of proposed advisory fees for the Fund, including fund-level breakpoints thereto.

In addition to fund-level advisory fee breakpoints, the Board also considered the Fund’s complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex, including the Fund, are generally reduced as the assets in the fund complex reach certain levels. In evaluating the complex-wide fee arrangement, the Independent Board Members have considered that the complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with the Fund’s shareholders when assets under management increase.

E. Indirect Benefits

In evaluating fees, the Independent Board Members also considered information regarding potential “fall out” or ancillary benefits that a Fund Adviser or its affiliates may receive as a result of its relationship with the Fund. In this regard, the Independent Board Members considered, among other things, any sales charges, distribution fees and shareholder services fees expected to be received and retained by the Fund’s principal underwriter, an affiliate of the Advisor, including fees to be received pursuant to any 12b-1 plan.

In addition to the above, the Independent Board Members considered whether the Fund Advisers will receive any benefits from soft dollar arrangements whereby a portion of the commissions paid by the Fund for brokerage may be used to acquire research that may be useful to a Fund Adviser in managing the assets of the Fund and other clients. The Independent Board Members recognized that the Advisor has the authority to pay a higher commission in return for brokerage and research services if it determines in good faith that the commission paid is reasonable in relation to the value of the brokerage and research services provided and may benefit from such soft dollar arrangements. In addition, the Independent Board Members considered that the Sub-Advisor may benefit from its soft dollar arrangements pursuant to which it receives research from brokers that execute the Fund’s portfolio transactions. Similarly, the Board recognized that the research received pursuant to soft dollar arrangements by a Fund Adviser may also benefit the Fund and shareholders to the extent the research enhances the ability of the Fund Adviser to manage the Fund. The Independent Board Members noted that the Fund Advisers’ profitability may be somewhat lower if they did not receive the research services pursuant to the soft dollar arrangements and had to acquire such services directly.

Based on their review, the Independent Board Members concluded that any indirect benefits expected to be received by a Fund Adviser as a result of its relationship with the Fund were reasonable and within acceptable parameters.

32	Nuveen Investments

F. Approval

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including a majority of the Independent Board Members, concluded that the terms of the Investment Management Agreement and Sub-Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services to be provided to the Fund and that the Investment Management Agreement and Sub-Advisory Agreement should be and were approved on behalf of the Fund.

Nuveen Investments	33

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

Lipper International Multi-Cap Growth Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper International Multi-Cap Growth Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charge.

MSCI EAFE Index: The MSCI (Morgan Stanley Capital International) EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization weighted index designed to measure developed market equity performance, excluding the U.S. and Canada. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Net Asset Value (NAV): The net market value of all securities held in a portfolio.

Net Asset Value (NAV) Per Share: The market value of one share of a mutual fund or closed-end fund. For a Fund, the NAV is calculated daily by taking the Fund’s total assets (securities, cash, and accrued earnings), subtracting the Fund’s liabilities, and dividing by the number of shares outstanding.

34	Nuveen Investments

Additional Fund Information

Fund Manager

Nuveen Fund Advisors, Inc.

333 West Wacker Drive

Chicago, IL 60606

Sub-Adviser

Santa Barbara Asset Management, LLC

820 State Street

5th Floor

Santa Barbara, CA 93101

Legal Counsel

Chapman and Cutler LLP

Chicago, IL

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Chicago, IL

Custodian

State Street Bank & Trust Company

Boston, MA

Transfer Agent and Shareholder Services

Boston Financial

Data Services, Inc.

Nuveen Investor Services

P.O. Box 8530

Boston, MA 02266-8530

(800) 257-8787

Nuveen Funds’ Quarterly Portfolio of Investments and Proxy Voting Information: You may obtain (i) the Funds’ quarterly portfolios of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. FINRA also provides an investor brochure that includes information describing the Public Disclosure Program.

Nuveen Investments	35

Nuveen Investments:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the long-term goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates-Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management, and Gresham Investment Management. In total, Nuveen Investments managed $212 billion as of June 30, 2012.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com

MAN-SBIDG-0712D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/mf. (To view the code, click on the Shareholder Resources drop down menu box, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial expert is Carole E. Stone, who is “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that PricewaterhouseCoopers LLP, the Trust’s auditor, billed to the Trust during the Trust’s last two full fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PricewaterhouseCoopers LLP provided to the Trust, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Trust waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Trust during the fiscal year in which the services are provided; (B) the Trust did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE TRUST’S AUDITOR BILLED TO THE TRUST

Fiscal Year Ended July 31, 2012	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Name of Series
Santa Barbara Dividend Growth Fund	18,500	0	2,940	0
Santa Barbara Global Dividend Growth Fund [5]	10,475	0	0	0
Santa Barbara International Dividend Growth Fund [5]	10,475	0	0	0
Santa Barbara Global Growth Fund	14,608	0	0	0
Santa Barbara Growth Fund	14,746	0	2,940	0
Santa Barbara Long/Short Equity Fund [6]	14,606	0	0	0
Santa Barbara International Growth Fund [7]	14,702	0	2,940	0
Tradewinds Emerging Markets Fund	15,161	0	6,584	0
Tradewinds Global All-Cap Fund	23,787	0	19,507	0
Tradewinds Global Resources Fund	15,362	0	5,640	0
Tradewinds International Value Fund	20,827	0	54,779	0
Tradewinds Japan Fund	14,622	0	0	0
Tradewinds Small Cap Opportunities [8]	14,608	0	0	0
Winslow Large-Cap Growth Fund	18,383	0	3,940	0

Total	$220,862	$0	$99,270	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under “Audit Fees”.

[3]	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.
[4]	“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit Related Fees”, and “Tax Fees”.
[5]	The Fund commenced on June 11, 2012.
[6]	Effective November 15, 2011, the Fund changed names from Santa Barbara Growth Plus Fund to Santa Barbara Long/Short Equity Fund.
[7]	Effective August 25, 2011, the Fund changed names from Nuveen Santa Barbara International Equity Fund to Nuveen Santa Barbara International Growth Fund.
[8]	The Fund commenced on September 22, 2011.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Name of Series
Santa Barbara Dividend Growth Fund	0%	0%	0%	0%
Santa Barbara Global Dividend Growth Fund	0%	0%	0%	0%
Santa Barbara International Dividend Growth Fund	0%	0%	0%	0%
Santa Barbara Global Growth Fund	0%	0%	0%	0%
Santa Barbara Growth Fund	0%	0%	0%	0%
Santa Barbara Long/Short Equity Fund	0%	0%	0%	0%
Santa Barbara International Growth Fund	0%	0%	0%	0%
Tradewinds Emerging Markets Fund	0%	0%	0%	0%
Tradewinds Global All-Cap Fund	0%	0%	0%	0%
Tradewinds Global Resources Fund	0%	0%	0%	0%
Tradewinds International Value Fund	0%	0%	0%	0%
Tradewinds Japan Fund	0%	0%	0%	0%
Tradewinds Small Cap Opportunities	0%	0%	0%	0%
Winslow Large-Cap Growth Fund	0%	0%	0%	0%

Fiscal Year Ended July 31, 2011	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Name of Series
Santa Barbara Dividend Growth Fund	12,451	0	2,850	0
Santa Barbara Global Dividend Growth Fund [5]	N/A	N/A	N/A	N/A
Santa Barbara International Dividend Growth Fund [5]	N/A	N/A	N/A	N/A
Santa Barbara Global Growth Fund	11,012	0	0	0
Santa Barbara Growth Fund	11,339	0	2,850	0
Santa Barbara Long/Short Equity Fund [6]	14,360	0	0	0
Santa Barbara International Growth Fund [7]	11,089	0	2,850	0
Tradewinds Emerging Markets Fund	11,785	0	3,250	0
Tradewinds Global All-Cap Fund	25,592	0	3,250	0
Tradewinds Global Resources Fund	11,944	0	3,250	0
Tradewinds International Value Fund	21,521	0	2,850	0
Tradewinds Japan Fund	11,072	0	0	0
Tradewinds Small Cap Opportunities [8]	N/A	N/A	N/A	N/A
Winslow Large-Cap Growth Fund	11,521	0	2,850	0

Total	$153,686	$0	$24,000	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under “Audit Fees”.

[3]	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.
[4]	“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit Related Fees”, and “Tax Fees”.
[5]	The Fund commenced on June 11, 2012.
[6]	Effective November 15, 2011, the Fund changed names from Santa Barbara Growth Plus Fund to Santa Barbara Long/Short Equity Fund.
[7]	Effective August 25, 2011, the Fund changed names from Nuveen Santa Barbara International Equity Fund to Nuveen Santa Barbara International Growth Fund.
[8]	The Fund commenced on September 22, 2011.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Name of Series
Santa Barbara Dividend Growth Fund	0%	0%	0%	0%
Santa Barbara Global Dividend Growth Fund	N/A	N/A	N/A	N/A
Santa Barbara International Dividend Growth Fund	N/A	N/A	N/A	N/A
Santa Barbara Global Growth Fund	0%	0%	0%	0%
Santa Barbara Growth Fund	0%	0%	0%	0%
Santa Barbara Long/Short Equity	0%	0%	0%	0%
Santa Barbara International Growth Fund	0%	0%	0%	0%
Tradewinds Emerging Markets Fund	0%	0%	0%	0%
Tradewinds Global All-Cap Fund	0%	0%	0%	0%
Tradewinds Global Resources Fund	0%	0%	0%	0%
Tradewinds International Value Fund	0%	0%	0%	0%
Tradewinds Japan Fund	0%	0%	0%	0%
Tradewinds Small Cap Opportunities	N/A	N/A	N/A	N/A
Winslow Large-Cap Growth Fund	0%	0%	0%	0%

Fiscal Year Ended July 31, 2012	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Investment Trust II	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended July 31, 2011	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Investment Trust II	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended July 31, 2012	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Name of Series
Santa Barbara Dividend Growth Fund	2,940	0	0	2,940
Santa Barbara Global Dividend Growth Fund [1]	0	0	0	0
Santa Barbara International Dividend Growth Fund [1]	0	0	0	0
Santa Barbara Global Growth Fund	0	0	0	0
Santa Barbara Growth Fund	2,940	0	0	2,940
Santa Barbara Long/Short Equity Fund [2]	0	0	0	0
Santa Barbara International Growth Fund [3]	2,940	0	0	2,940
Tradewinds Emerging Markets Fund	6,584	0	0	6,584
Tradewinds Global All-Cap Fund	19,507	0	0	19,507
Tradewinds Global Resources Fund	5,640	0	0	5,640
Tradewinds International Value Fund	54,779	0	0	54,779
Tradewinds Japan Fund	0	0	0	0
Tradewinds Small Cap Opportunities [4]	0	0	0	0
Winslow Large-Cap Growth Fund	3,940	0	0	3,940

Total	$99,270	$0	$0	$99,270

“Non-Audit Fees Billed to Trust” represent “Tax Fees” and “All Other Fees” billed to each Fund in their respective amounts from the previous table.

[1]	The Fund commenced on June 11, 2012.
[2]	Effective November 15, 2011, the Fund changed names from Santa Barbara Growth Plus Fund to Santa Barbara Long/Short Equity Fund.
[3]	Effective August 25, 2011, the Fund changed names from Nuveen Santa Barbara International Equity Fund to Nuveen Santa Barbara International Growth Fund.
[4]	The Fund commenced on September 22, 2011.

Fiscal Year Ended July 31, 2011	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Name of Series
Santa Barbara Dividend Growth Fund	2,850	0	0	2,850
Santa Barbara Global Dividend Growth Fund [1]	N/A	N/A	N/A	N/A
Santa Barbara International Dividend Growth Fund [1]	N/A	N/A	N/A	N/A
Santa Barbara Global Growth Fund	0	0	0	0
Santa Barbara Growth Fund	2,850	0	0	2,850
Santa Barbara Long/Short Equity Fund [2]	0	0	0	0
Santa Barbara International Growth Fund [3]	2,850	0	0	2,850
Tradewinds Emerging Markets Fund	3,250	0	0	3,250
Tradewinds Global All-Cap Fund	3,250	0	0	3,250
Tradewinds Global Resources Fund	3,250	0	0	3,250
Tradewinds International Value Fund	2,850	0	0	2,850
Tradewinds Japan Fund	0	0	0	0
Tradewinds Small Cap Opportunities [4]	N/A	N/A	N/A	N/A
Winslow Large-Cap Growth Fund	2,850	0	0	2,850

Total	$24,000	$0	$0	$24,000

“Non-Audit Fees Billed to Trust” represent “Tax Fees” and “All Other Fees” billed to each Fund in their respective amounts from the previous table.

[1]	The Fund commenced on June 11, 2012.
[2]	Effective November 15, 2011, the Fund changed names from Santa Barbara Growth Plus Fund to Santa Barbara Long/Short Equity Fund.
[3]	Effective August 25, 2011, the Fund changed names from Nuveen Santa Barbara International Equity Fund to Nuveen Santa Barbara International Growth Fund.
[4]	The Fund commenced on September 22, 2011.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Trust by the Trust’s independent accountants and (ii) all audit and non-audit services to be performed by the Trust’s independent accountants for the Affiliated Fund Service Providers with respect to the operations and financial reporting of the Trust. Regarding tax and research projects conducted by the independent accountants for the Trust and Affiliated Fund Service Providers (with respect to operations and financial reports of the Trust), such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee Chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

a)	See Portfolio of Investments in Item 1.

b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to this registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/mf and there were no amendments during the period covered by this report. (To view the code, click on the Shareholder Resources drop down menu box, click on Fund Governance and then Code of Conduct.)

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Trust II

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: October 5, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: October 5, 2012

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: October 5, 2012